As filed with the U.S. Securities and Exchange Commission on July 23, 2015

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 291	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 292
(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, New York, New York 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Income Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 1, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*	This filing relates solely to Western Asset Intermediate-Term Municipals Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund.

Prospectus     August 1, 2015

Class (Ticker Symbol): A (SBLTX), C (SMLLX), FI (—), I (SBTYX)

WESTERN ASSET

INTERMEDIATE-TERM MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 77 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None[2]	None	None	None
Small account fee[3]	$15	$15	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None
Other expenses	0.10	0.07	0.23[4]	0.12
Total annual fund operating expenses	0.75	1.32	0.98	0.62
Fees waived and/or expenses reimbursed	N/A	N/A	(0.13)[5]	(0.02)[5]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.32	0.85	0.60

[1]	Maximum deferred sales charge (load) may be reduced over time.
[2]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[3]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[4]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[5]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016, without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

2	Western Asset Intermediate-Term Municipals Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10years
Class A (with or without redemption at end of period)	300	459	632	1,133
Class C (with or without redemption at end of period)	134	418	723	1,589
Class FI (with or without redemption at end of period)	87	299	529	1,190
Class I (with or without redemption at end of period)	61	196	343	772

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in this Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in this Prospectus.

Western Asset Intermediate-Term Municipals Fund	3

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

4	Western Asset Intermediate-Term Municipals Fund

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Western Asset Intermediate-Term Municipals Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 6.49    Worst Quarter (12/31/2010): (4.72)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2015, was 0.16

Average annual total returns (%)
(for periods ended December 31, 2014)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	4.97	3.94	3.87
Return after taxes on distributions	4.97	3.94	3.87
Return after taxes on distributions and sale of fund shares	4.22	3.85	3.85

Other Classes (Return before taxes only)
Class C	6.83	3.82	3.48
Class I	7.61	4.59	N/A	4.58	09/28/2007
Barclays Municipal 1-15 Year Bond Index (reflects no deduction for fees, expenses or taxes)[1]	6.36	4.31	4.35
Lipper Intermediate Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	5.91	3.96	3.64

[1]	For Class I shares, for the period from the class’ inception date to December 31, 2014, the average annual total return of the Barclays Municipal 1-15 Year Bond Index was 4.77%.
[2]	For Class I shares, for the period from September 30, 2007 to December 31, 2014, the average annual total return of the Lipper Intermediate Municipal Debt Funds Category Average was 3.96%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares.

6	Western Asset Intermediate-Term Municipals Fund

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals), David T. Fare (Portfolio Manager) and Dennis J. McNamara (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. McNamara has been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I
General	1,000/50	1,000/50	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset Intermediate-Term Municipals Fund	7

More on the fund’s investment strategies, investments and risks

The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Under normal circumstances, the fund invests at least 80% of its assets in municipal securities.

The fund’s 80% policy may not be changed without a shareholder vote.

Except for this policy, the fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the ”Board”) without shareholder approval and on notice to shareholders.

Municipal securities

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income tax.

Maturity

Although the fund may invest in securities of any maturity, the fund normally maintains an average effective portfolio maturity of between three and ten years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The “average effective portfolio maturity” of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s

8	Western Asset Intermediate-Term Municipals Fund

effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser). The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

–	As a hedging technique in an attempt to manage risk in the fund’s portfolio

–	As a means of changing investment characteristics of the fund’s portfolio

–	As a means of attempting to enhance returns

–	As a means of providing additional exposure to types of investments or market factors

–	As a substitute for buying or selling securities

–	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

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More on the fund’s investment strategies, investments and risks cont’d

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

10	Western Asset Intermediate-Term Municipals Fund

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

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More on the fund’s investment strategies, investments and risks cont’d

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•

Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and

12	Western Asset Intermediate-Term Municipals Fund

liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

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More on the fund’s investment strategies, investments and risks cont’d

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

14	Western Asset Intermediate-Term Municipals Fund

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

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More on the fund’s investment strategies, investments and risks cont’d

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

16	Western Asset Intermediate-Term Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2015, LMPFA’s total assets under management were approximately $232.2 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2015, the total assets under management of Western Asset and its supervised affiliates were approximately $454.8 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2015, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $702.7 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals), David T. Fare (Portfolio Manager) and Dennis J. McNamara (Portfolio Manager). Mr. Fare has been part of the portfolio management team for the fund since 2004. Mr. Amodeo has been part of the portfolio management team for the fund since 2007. Mr. McNamara has been part of the portfolio management team for the fund since 2012. Mr. Leech has been part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo, Fare and McNamara have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended March 31, 2015, the fund paid LMPFA an effective management fee of 0.50% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2015.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

Western Asset Intermediate-Term Municipals Fund	17

More on fund management cont’d

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18	Western Asset Intermediate-Term Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

–	How much you plan to invest

–	How long you expect to own the shares

–	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

–	Whether you qualify for any reduction or waiver of sales charges

–	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

–

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

–	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

–	The front-end sales charges that apply to the purchase of Class A shares

–	The contingent deferred sales charges that apply to the redemption of certain Class A shares

–	Who qualifies for lower sales charges on Class A shares

–	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate-Term Municipals Fund	19

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	– Initial sales charge – You may qualify for reduction or waiver of initial sales charge – Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	– No initial or contingent deferred sales charge – Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	– No initial or contingent deferred sales charge – Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

–   No initial or contingent deferred sales charge

–   Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

–   Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

20	Western Asset Intermediate-Term Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

Western Asset Intermediate-Term Municipals Fund	21

Sales charges cont’d

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

22	Western Asset Intermediate-Term Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

–	When you exchange shares for shares of another fund sold by the distributor

–	On shares representing reinvested distributions and dividends

–	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

–	On payments made through certain systematic withdrawal plans

–	For involuntary redemptions of small account balances

–	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Western Asset Intermediate-Term Municipals Fund	23

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs under certain limited circumstances.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

24	Western Asset Intermediate-Term Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought (as applicable)

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same addresses. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

–   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

–   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

–   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate-Term Municipals Fund	25

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

–   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

–   Exchanges may be made only between accounts that have identical registrations

–   Not all funds offer all classes

–   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

–   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

–   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

–   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

–   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

–   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

26	Western Asset Intermediate-Term Municipals Fund

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

–   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

–   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate-Term Municipals Fund	27

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

–   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

–   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

–   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

28	Western Asset Intermediate-Term Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Generally, U.S. citizens residing in foreign countries will not be permitted to establish accounts with the fund. Neither the manager, the subadviser nor the fund is currently approved, registered or otherwise permitted to market to prospective investors which are domiciled in, or with a registered office in, any jurisdiction within the Member States of the European Union and the European Economic Area under any legislation implementing the Alternative Investment Fund Managers Directive (the “AIFMD”) and the supplementing Level 2 Delegated Regulation to the AIFMD in the relevant country.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Western Asset Intermediate-Term Municipals Fund	29

Other things to know about transactions cont’d

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges). The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase.

Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the

30	Western Asset Intermediate-Term Municipals Fund

fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Intermediate-Term Municipals Fund	31

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

–	You have a minimum account balance of $10,000 in the fund and

–	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income
Dividends of investment income and distributions of net short-term capital gain	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

32	Western Asset Intermediate-Term Municipals Fund

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Western Asset Intermediate-Term Municipals Fund	33

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

–

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

–

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

–

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

–

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

34	Western Asset Intermediate-Term Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.49	$6.80	$6.65	$6.14	$6.41
Income (loss) from operations:
Net investment income	0.21	0.22	0.21	0.24	0.25
Net realized and unrealized gain (loss)	0.13	(0.31)	0.15	0.51	(0.27)
Total income (loss) from operations	0.34	(0.09)	0.36	0.75	(0.02)
Less distributions from:
Net investment income	(0.20)	(0.22)	(0.21)	(0.24)	(0.25)
Total distributions	(0.20)	(0.22)	(0.21)	(0.24)	(0.25)
Net asset value, end of year	$6.63	$6.49	$6.80	$6.65	$6.14
Total return[2]	5.37%	(1.32)%	5.52%	12.36%	(0.31)%
Net assets, end of year (millions)	$1,324	$1,203	$1,521	$1,300	$1,208
Ratios to average net assets:
Gross expenses	0.75%	0.75%	0.73%	0.72%	0.72%
Net expenses[3]	0.75	0.75	0.73	0.72	0.72
Net investment income	3.11	3.38	3.16	3.71	4.00
Portfolio turnover rate	7%	9%	7%	15%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.50	$6.81	$6.66	$6.15	$6.42
Income (loss) from operations:
Net investment income	0.17	0.18	0.17	0.20	0.22
Net realized and unrealized gain (loss)	0.14	(0.31)	0.15	0.51	(0.27)
Total income (loss) from operations	0.31	(0.13)	0.32	0.71	(0.05)
Less distributions from:
Net investment income	(0.17)	(0.18)	(0.17)	(0.20)	(0.22)
Total distributions	(0.17)	(0.18)	(0.17)	(0.20)	(0.22)
Net asset value, end of year	$6.64	$6.50	$6.81	$6.66	$6.15
Total return[2]	4.77%	(1.88)%	4.90%	11.68%	(0.89)%
Net assets, end of year (millions)	$730	$727	$1,075	$917	$808
Ratios to average net assets:
Gross expenses	1.32%	1.33%	1.31%	1.32%	1.32%
Net expenses[3]	1.32	1.33	1.31	1.32	1.32
Net investment income	2.54	2.79	2.57	3.11	3.40
Portfolio turnover rate	7%	9%	7%	15%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Western Asset Intermediate-Term Municipals Fund	35

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.49	$6.80	$6.66	$6.14	$6.41
Income (loss) from operations:
Net investment income	0.22	0.23	0.23	0.25	0.26
Net realized and unrealized gain (loss)	0.12	(0.31)	0.14	0.52	(0.27)
Total income (loss) from operations	0.34	(0.08)	0.37	0.77	(0.01)
Less distributions from:
Net investment income	(0.21)	(0.23)	(0.23)	(0.25)	(0.26)
Total distributions	(0.21)	(0.23)	(0.23)	(0.25)	(0.26)
Net asset value, end of year	$6.62	$6.49	$6.80	$6.66	$6.14
Total return[2]	5.37%	(1.17)%	5.54%	12.71%	(0.16)%
Net assets, end of year (000s)	$520,803	$401,067	$503,867	$597,323	$314,561
Ratios to average net assets:
Gross expenses	0.62%	0.71%	0.58%	0.57%	0.56%
Net expenses[3,4]	0.60 [5]	0.60 [5]	0.55 [5]	0.57	0.56
Net investment income	3.26	3.53	3.34	3.82	4.17
Portfolio turnover rate	7%	9%	7%	15%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

36	Western Asset Intermediate-Term Municipals Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Intermediate-Term Municipals Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0664ST 08/15

Prospectus     August 1, 2015

Class (Ticker Symbol): A (SHNJX), B (SNJBX), C (SNJLX), FI (—), I (LNJIX)

WESTERN ASSET

NEW JERSEY

MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 77 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None[2]	4.50	1.00	None	None
Small account fee[3]	$15	$15	$15	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.65	0.70	0.25	None
Other expenses	0.11	0.27	0.14	0.26[4]	0.18
Total annual fund operating expenses	0.76	1.42	1.34	1.01	0.68
Fees waived and/or expenses reimbursed	N/A	N/A	N/A	(0.16)[5]	(0.08)[5]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.76	1.42	1.34	0.85	0.60

[1]	Maximum deferred sales charge (load) may be reduced over time.
[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[4]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[5]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016, without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

2	Western Asset New Jersey Municipals Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	499	657	829	1,326
Class B (with redemption at end of period)	595	750	877	1,523
Class B (without redemption at end of period)	145	450	777	1,523
Class C (with redemption at end of period)	236	424	734	1,612
Class C (without redemption at end of period)	136	424	734	1,612
Class FI (with or without redemption at end of period)	87	306	543	1,222
Class I (with or without redemption at end of period)	61	210	371	840

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in this Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in this Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

Western Asset New Jersey Municipals Fund	3

Principal risks cont’d

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

4	Western Asset New Jersey Municipals Fund

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax or in some cases, New Jersey state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Western Asset New Jersey Municipals Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 7.38    Worst Quarter (12/31/2010): (3.76)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2015, was (0.04)

Average annual total returns (%)
(for periods ended December 31, 2014)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	3.89	3.59	4.10
Return after taxes on distributions	3.89	3.59	4.10
Return after taxes on distributions and sale of fund shares	3.84	3.70	4.12

Other Classes (Return before taxes only)
Class B	3.20	3.67	4.07
Class C	6.84	3.91	3.97
Class I	8.63	4.63	N/A	4.66	10/04/2007
Barclays New Jersey Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	8.52	5.12	4.83
Lipper New Jersey Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	10.02	4.77	4.04

[1]	For Class I shares, for the period from the class’ inception date to December 31, 2014, the average annual total return of the Barclays New Jersey Municipal Bond Index was 5.10%.
[2]	For Class I shares, for the period from October 31, 2007 to December 31, 2014, the average annual total return of the Lipper New Jersey Municipal Debt Funds Category Average was 4.23%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares.

6	Western Asset New Jersey Municipals Fund

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals), David T. Fare (Portfolio Manager) and Dennis J. McNamara (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. McNamara has been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class I
General	1,000/50	1,000/50	1,000/50	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/None

[1]	Class B shares are not available for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and New Jersey state personal income tax. A portion of the fund’s distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset New Jersey Municipals Fund	7

More on the fund’s investment strategies, investments and risks

The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

Under normal circumstances, the fund invests at least 80% of its assets in New Jersey municipal securities.

The fund’s 80% policy may not be changed without a shareholder vote.

Except for this policy, the fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New Jersey municipal securities

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New Jersey state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New Jersey municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New Jersey state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New Jersey state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New Jersey.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New Jersey state personal income taxes.

8	Western Asset New Jersey Municipals Fund

Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser). The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

–	As a hedging technique in an attempt to manage risk in the fund’s portfolio

–	As a means of changing investment characteristics of the fund’s portfolio

–	As a means of attempting to enhance returns

–	As a means of providing additional exposure to types of investments or market factors

–	As a substitute for buying or selling securities

–	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Western Asset New Jersey Municipals Fund	9

More on the fund’s investment strategies, investments and risks cont’d

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

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Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

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More on the fund’s investment strategies, investments and risks cont’d

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

–	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

–	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

–	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

–

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and

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liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

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More on the fund’s investment strategies, investments and risks cont’d

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

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Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New Jersey state personal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. New Jersey’s economy experienced a significant slowdown as a result of the national recession, and the state’s economy weakened significantly in 2009. The state’s economic outlook will depend largely on the strength of the current economic recovery, energy prices, and stability in the financial markets. Due to budget constraints in recent fiscal years, the State has contributed significantly less to the State’s pension plans than the amount needed to fund these programs (and, in some years, did not contribute at all). If the State continues this trend, the State could face significant increasing pension liabilities in the future. Further reductions in federal funds or the failure to receive expected federal funding to cover costs relating to Superstorm Sandy could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Further, local municipal issuers in New Jersey are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New Jersey municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New Jersey municipal securities to purchase, the amount of the fund’s income

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More on the fund’s investment strategies, investments and risks cont’d that is subject to New Jersey taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New Jersey may be found in the SAI.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2015, LMPFA’s total assets under management were approximately $232.2 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2015, the total assets under management of Western Asset and its supervised affiliates were approximately $454.8 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2015, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $702.7 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals), David T. Fare (Portfolio Manager) and Dennis J. McNamara (Portfolio Manager). Mr. Fare has been part of the portfolio management team for the fund since 2004. Mr. Amodeo has been part of the portfolio management team for the fund since 2006. Mr. McNamara has been part of the portfolio management team for the fund since 2012. Mr. Leech has been part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo, Fare and McNamara have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

For the fiscal year ended March 31, 2015, the fund paid LMPFA an effective management fee of 0.49% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2015.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

Western Asset New Jersey Municipals Fund	17

More on fund management cont’d

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18	Western Asset New Jersey Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

–	How much you plan to invest

–	How long you expect to own the shares

–	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

–	Whether you qualify for any reduction or waiver of sales charges

–	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

The fund no longer offers Class B shares for purchase by new or existing investors. Individual investors may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

–

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

–	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

–	The front-end sales charges that apply to the purchase of Class A shares

–	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares

–	Who qualifies for lower sales charges on Class A shares

–	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset New Jersey Municipals Fund	19

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	– Initial sales charge – You may qualify for reduction or waiver of initial sales charge – Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B

–   Closed to all new purchases

–   No initial sales charge

–   Contingent deferred sales charge declines over time

–   Converts to Class A after approximately 8 years

–   Generally higher annual expenses than Class A

		None	Up to 4.50%. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	– No initial sales charge – Contingent deferred sales charge for only 1 year – Does not convert to Class A – Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	– No initial or contingent deferred sales charge – Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

–   No initial or contingent deferred sales charge

–   Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

–   Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1,000,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

Western Asset New Jersey Municipals Fund	21

Sales charges cont’d

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. You may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares are issued at net asset value with no initial sales charge. If you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th

Contingent deferred sales charge (%)	4.5	4	3	2	1	0

LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 0.65% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B shares conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets

22	Western Asset New Jersey Municipals Fund

represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

Western Asset New Jersey Municipals Fund	23

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

24	Western Asset New Jersey Municipals Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs under certain limited circumstances.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors that own Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset New Jersey Municipals Fund	25

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought (as applicable)

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same addresses. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

–   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

–   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

–   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

26	Western Asset New Jersey Municipals Fund

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

–   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

–   Exchanges may be made only between accounts that have identical registrations

–   Not all funds offer all classes

–   Funds that offer Class B shares may continue to make them available for incoming exchanges

–   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

–   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

–   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

–   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

–   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

–   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Western Asset New Jersey Municipals Fund	27

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

–   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

–   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

28	Western Asset New Jersey Municipals Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

–   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

–   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

–   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset New Jersey Municipals Fund	29

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Generally, U.S. citizens residing in foreign countries will not be permitted to establish accounts with the fund. Neither the manager, the subadviser nor the fund is currently approved, registered or otherwise permitted to market to prospective investors which are domiciled in, or with a registered office in, any jurisdiction within the Member States of the European Union and the European Economic Area under any legislation implementing the Alternative Investment Fund Managers Directive (the “AIFMD”) and the supplementing Level 2 Delegated Regulation to the AIFMD in the relevant country.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your

30	Western Asset New Jersey Municipals Fund

identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee. Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices.

Western Asset New Jersey Municipals Fund	31

Other things to know about transactions cont’d

Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

32	Western Asset New Jersey Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

–	You have a minimum account balance of $10,000 in the fund and

–	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New Jersey municipal securities will also be exempt from New Jersey state personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New Jersey personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Generally excluded from personal income tax
Exempt-interest dividends	Excludable from gross income	Exempt from personal income tax if from interest on New Jersey municipal securities; otherwise, ordinary income
Dividends of investment income and distributions of net short-term capital gain	Ordinary income	Exempt from personal income tax if from disposition of New Jersey municipal securities; otherwise, ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Exempt from personal income tax if attributable to New Jersey municipal securities; otherwise, ordinary income

Western Asset New Jersey Municipals Fund	33

Dividends, other distributions and taxes cont’d

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

34	Western Asset New Jersey Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

–

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

–

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

–

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

–

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset New Jersey Municipals Fund	35

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.54	$13.34	$13.20	$12.13	$12.74
Income (loss) from operations:
Net investment income	0.47	0.51	0.51	0.56	0.55
Net realized and unrealized gain (loss)	0.26	(0.80)	0.14	1.07	(0.60)
Total income (loss) from operations	0.73	(0.29)	0.65	1.63	(0.05)
Less distributions from:
Net investment income	(0.47)	(0.51)	(0.51)	(0.56)	(0.56)
Total distributions	(0.47)	(0.51)	(0.51)	(0.56)	(0.56)
Net asset value, end of year	$12.80	$12.54	$13.34	$13.20	$12.13
Total return[2]	5.90%	(2.16)%	4.97%	13.66%	(0.51)%
Net assets, end of year (millions)	$196	$203	$263	$246	$233
Ratios to average net assets:
Gross expenses	0.76%	0.76%	0.74%	0.74%	0.73%
Net expenses[3]	0.76	0.76	0.74	0.74	0.73
Net investment income	3.71	4.00	3.80	4.38	4.38
Portfolio turnover rate	5%	9%	10%	5%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class B Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.53	$13.34	$13.19	$12.13	$12.74
Income (loss) from operations:
Net investment income	0.39	0.42	0.42	0.47	0.47
Net realized and unrealized gain (loss)	0.26	(0.81)	0.15	1.06	(0.61)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.04
Total income (loss) from operations	0.65	(0.39)	0.57	1.53	(0.10)
Less distributions from:
Net investment income	(0.39)	(0.42)	(0.42)	(0.47)	(0.51)
Total distributions	(0.39)	(0.42)	(0.42)	(0.47)	(0.51)
Net asset value, end of year	$12.79	$12.53	$13.34	$13.19	$12.13
Total return[2]	5.22%	(2.92)%	4.36%	12.80%	(0.84)%[3]
Net assets, end of year (millions)	$3	$4	$6	$7	$8
Ratios to average net assets:
Gross expenses	1.42%	1.46%	1.39%	1.42%	1.36%
Net expenses[4]	1.42	1.46	1.39	1.42	1.36
Net investment income	3.05	3.30	3.16	3.70	3.73
Portfolio turnover rate	5%	9%	10%	5%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (1.17)%. Class B received $31,256 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

36	Western Asset New Jersey Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.54	$13.35	$13.20	$12.14	$12.74
Income (loss) from operations:
Net investment income	0.40	0.44	0.43	0.49	0.48
Net realized and unrealized gain (loss)	0.26	(0.82)	0.15	1.06	(0.60)
Total income (loss) from operations	0.66	(0.38)	0.58	1.55	(0.12)
Less distributions from:
Net investment income	(0.40)	(0.43)	(0.43)	(0.49)	(0.48)
Total distributions	(0.40)	(0.43)	(0.43)	(0.49)	(0.48)
Net asset value, end of year	$12.80	$12.54	$13.35	$13.20	$12.14
Total return[2]	5.30%	(2.79)%	4.45%	12.92%	(1.01)%
Net assets, end of year (millions)	$57	$60	$80	$71	$61
Ratios to average net assets:
Gross expenses	1.34%	1.33%	1.31%	1.31%	1.30%
Net expenses[3]	1.34	1.33	1.31	1.31	1.30
Net investment income	3.13	3.44	3.23	3.80	3.80
Portfolio turnover rate	5%	9%	10%	5%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.55	$13.36	$13.21	$12.15	$12.75
Income (loss) from operations:
Net investment income	0.49	0.53	0.53	0.58	0.57
Net realized and unrealized gain (loss)	0.26	(0.81)	0.15	1.06	(0.60)
Total income (loss) from operations	0.75	(0.28)	0.68	1.64	(0.03)
Less distributions from:
Net investment income	(0.49)	(0.53)	(0.53)	(0.58)	(0.57)
Total distributions	(0.49)	(0.53)	(0.53)	(0.58)	(0.57)
Net asset value, end of year	$12.81	$12.55	$13.36	$13.21	$12.15
Total return[2]	6.06%	(2.08)%	5.18%	13.71%	(0.32)%
Net assets, end of year (000s)	$28,283	$18,519	$36,006	$20,199	$12,381
Ratios to average net assets:
Gross expenses	0.68%	0.69%	0.65%	0.62%	0.61%
Net expenses[3,4,5]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.86	4.14	3.93	4.51	4.52
Portfolio turnover rate	5%	9%	10%	5%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

Western Asset New Jersey Municipals Fund	37

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

New Jersey Municipals Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0231ST 08/15

Prospectus     August 1, 2015

Class (Ticker Symbol): A (SBNYX), B (SMNBX), C (SBYLX), FI (—), I (SNPYX)

WESTERN ASSET

NEW YORK

MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 77 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None[2]	4.50	1.00	None	None
Small account fee[3]	$15	$15	$15	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.65	0.70	0.25	None
Other expenses	0.08	0.21	0.10	0.24[4]	0.12
Total annual fund operating expenses	0.73	1.36	1.30	0.99	0.62
Fees waived and/or expenses reimbursed	N/A	N/A	N/A	(0.14)[5]	(0.02)[5]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.73	1.36	1.30	0.85	0.60

[1]	Maximum deferred sales charge (load) may be reduced over time.
[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[4]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[5]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016, without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

2	Western Asset New York Municipals Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	496	648	813	1,293
Class B (with redemption at end of period)	588	731	845	1,463
Class B (without redemption at end of period)	138	431	745	1,463
Class C (with redemption at end of period)	232	411	712	1,568
Class C (without redemption at end of period)	132	411	712	1,568
Class FI (with or without redemption at end of period)	87	301	533	1,199
Class I (with or without redemption at end of period)	61	196	343	772

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in this Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in this Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

Western Asset New York Municipals Fund	3

Principal risks cont’d

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax or New York state or New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

4	Western Asset New York Municipals Fund

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Western Asset New York Municipals Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 6.40    Worst Quarter (12/31/2010): (4.69)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2015, was 0.94

Average annual total returns (%)
(for periods ended December 31, 2014)

Class A	1 year	5 years	10 years
Return before taxes	5.13	3.50	4.06
Return after taxes on distributions	5.13	3.50	4.06
Return after taxes on distributions and sale of fund shares	4.59	3.61	4.07

Other Classes (Return before taxes only)
Class B	4.63	3.65	4.07
Class C	8.21	3.81	3.92
Class I	9.97	4.54	4.66
Barclays New York Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	8.59	4.88	4.66
Lipper New York Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	10.49	4.73	3.97

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares.

6	Western Asset New York Municipals Fund

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals), David T. Fare (Portfolio Manager) and Dennis J. McNamara (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 1998. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. McNamara has been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class I
General	1,000/50	1,000/50	1,000/50	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/None

[1]	Class B shares are not available for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Western Asset New York Municipals Fund	7

More on the fund’s investment strategies, investments and risks

The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Under normal circumstances, the fund invests at least 80% of its assets in New York municipal securities.

The fund’s 80% policy may not be changed without a shareholder vote.

Except for this policy, the fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York municipal securities

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New York state and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New York state and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New York state and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New York state and New York City personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New York state and New York City personal income taxes.

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Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser). The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

–	As a hedging technique in an attempt to manage risk in the fund’s portfolio

–	As a means of changing investment characteristics of the fund’s portfolio

–	As a means of attempting to enhance returns

–	As a means of providing additional exposure to types of investments or market factors

–	As a substitute for buying or selling securities

–	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

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More on the fund’s investment strategies, investments and risks cont’d

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

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Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

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More on the fund’s investment strategies, investments and risks cont’d

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

–	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

–	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

–	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

–

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and

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liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed

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More on the fund’s investment strategies, investments and risks cont’d interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

14	Western Asset New York Municipals Fund

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New York state and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart of the financial services industry. State and local income taxes could be adversely affected by factors such as depressed levels of financial market activity, volatility in equity markets, fluctuations in energy prices, changes in real estate markets, and lower than projected employment levels and wages. In addition, rising health care costs are increasing the State’s retirement benefit costs and pension liabilities are increasing. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some

Western Asset New York Municipals Fund	15

More on the fund’s investment strategies, investments and risks cont’d investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

16	Western Asset New York Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2015, LMPFA’s total assets under management were approximately $232.2 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2015, the total assets under management of Western Asset and its supervised affiliates were approximately $454.8 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2015, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $702.7 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals), David T. Fare (Portfolio Manager) and Dennis J. McNamara (Portfolio Manager). Mr. Fare has been part of the portfolio management team for the fund since 1998. Mr. Amodeo has been part of the portfolio management team for the fund since 2007. Mr. McNamara has been part of the portfolio management team for the fund since 2012. Mr. Leech has been part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo, Fare and McNamara have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended March 31, 2015, the fund paid LMPFA an effective management fee of 0.50% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2015.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

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More on fund management cont’d

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18	Western Asset New York Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

–	How much you plan to invest

–	How long you expect to own the shares

–	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

–	Whether you qualify for any reduction or waiver of sales charges

–	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

The fund no longer offers Class B shares for purchase by new or existing investors. Individual investors may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

–

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

–	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

–	The front-end sales charges that apply to the purchase of Class A shares

–	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares

–	Who qualifies for lower sales charges on Class A shares

–	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset New York Municipals Fund	19

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	– Initial sales charge – You may qualify for reduction or waiver of initial sales charge – Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B

–   Closed to all new purchases

–   No initial sales charge

–   Contingent deferred sales charge declines over time

–   Converts to Class A after approximately 8 years

–   Generally higher annual expenses than Class A

		None	Up to 4.50%. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	– No initial sales charge – Contingent deferred sales charge for only 1 year – Does not convert to Class A – Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	– No initial or contingent deferred sales charge – Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

–   No initial or contingent deferred sales charge

–   Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

–   Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

20	Western Asset New York Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1,000,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

Western Asset New York Municipals Fund	21

Sales charges cont’d

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. You may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares are issued at net asset value with no initial sales charge. If you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	4.5	4	3	2	1	0

LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 0.65% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B shares conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

22	Western Asset New York Municipals Fund

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

Western Asset New York Municipals Fund	23

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

–	When you exchange shares for shares of another fund sold by the distributor

–	On shares representing reinvested distributions and dividends

–	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

–	On payments made through certain systematic withdrawal plans

–	For involuntary redemptions of small account balances

–	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

24	Western Asset New York Municipals Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs under certain limited circumstances.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors that own Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset New York Municipals Fund	25

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought (as applicable)

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same addresses. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

–   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

–   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

–   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

26	Western Asset New York Municipals Fund

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

–   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

–   Exchanges may be made only between accounts that have identical registrations

–   Not all funds offer all classes

–   Funds that offer Class B shares may continue to make them available for incoming exchanges

–   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

–   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

–   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

–   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

–   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

–   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Western Asset New York Municipals Fund	27

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

–   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

–   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

28	Western Asset New York Municipals Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

–   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

–   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

–   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset New York Municipals Fund	29

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Generally, U.S. citizens residing in foreign countries will not be permitted to establish accounts with the fund. Neither the manager, the subadviser nor the fund is currently approved, registered or otherwise permitted to market to prospective investors which are domiciled in, or with a registered office in, any jurisdiction within the Member States of the European Union and the European Economic Area under any legislation implementing the Alternative Investment Fund Managers Directive (the “AIFMD”) and the supplementing Level 2 Delegated Regulation to the AIFMD in the relevant country.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

30	Western Asset New York Municipals Fund

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee. Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies,

Western Asset New York Municipals Fund	31

Other things to know about transactions cont’d

when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

32	Western Asset New York Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

–	You have a minimum account balance of $10,000 in the fund and

–	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New York tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from personal income tax if from interest on New York municipal securities; otherwise, ordinary income
Dividends of investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain

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Dividends, other distributions and taxes cont’d

For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gain.

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

34	Western Asset New York Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

–

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

–

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

–

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

–

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset New York Municipals Fund	35

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.28	$14.24	$14.07	$12.85	$13.60
Income (loss) from operations:
Net investment income	0.51	0.55	0.52	0.58	0.58
Net realized and unrealized gain (loss)	0.49	(0.97)	0.17	1.21	(0.74)
Total income (loss) from operations	1.00	(0.42)	0.69	1.79	(0.16)
Less distributions from:
Net investment income	(0.51)	(0.54)	(0.52)	(0.57)	(0.59)
Net realized gains	—	—	—	—	(0.00) [2]
Total distributions	(0.51)	(0.54)	(0.52)	(0.57)	(0.59)
Net asset value, end of year	$13.77	$13.28	$14.24	$14.07	$12.85
Total return[3]	7.63%	(2.90)%	4.91%	14.20%	(1.29)%
Net assets, end of year (millions)	$545	$544	$786	$778	$661
Ratios to average net assets:
Gross expenses	0.73%	0.73%	0.71%	0.71%	0.71%
Net expenses[4]	0.73	0.73	0.71	0.71	0.71
Net investment income	3.77	4.05	3.62	4.25	4.35
Portfolio turnover rate	3%	2%	11%	8%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

36	Western Asset New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class B Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.27	$14.23	$14.06	$12.85	$13.60
Income (loss) from operations:
Net investment income	0.43	0.46	0.43	0.49	0.50
Net realized and unrealized gain (loss)	0.47	(0.97)	0.17	1.22	(0.75)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.05
Total income (loss) from operations	0.90	(0.51)	0.60	1.71	(0.20)
Less distributions from:
Net investment income	(0.42)	(0.45)	(0.43)	(0.50)	(0.55)
Net realized gains	—	—	—	—	(0.00) [2]
Total distributions	(0.42)	(0.45)	(0.43)	(0.50)	(0.55)
Net asset value, end of year	$13.75	$13.27	$14.23	$14.06	$12.85
Total return[3]	6.89%	(3.53)%	4.29%	13.50%	(1.55)%[4]
Net assets, end of year (millions)	$6	$8	$11	$13	$15
Ratios to average net assets:
Gross expenses	1.36%	1.38%	1.31%	1.35%	1.33%
Net expenses[5]	1.36	1.38	1.31	1.35	1.33
Net investment income	3.14	3.41	3.03	3.62	3.72
Portfolio turnover rate	3%	2%	11%	8%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 1.93%. Class B received $84,668 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.27	$14.23	$14.06	$12.84	$13.59
Income (loss) from operations:
Net investment income	0.44	0.47	0.44	0.50	0.51
Net realized and unrealized gain (loss)	0.47	(0.97)	0.16	1.22	(0.75)
Total income (loss) from operations	0.91	(0.50)	0.60	1.72	(0.24)
Less distributions from:
Net investment income	(0.43)	(0.46)	(0.43)	(0.50)	(0.51)
Net realized gains	—	—	—	—	(0.00) [2]
Total distributions	(0.43)	(0.46)	(0.43)	(0.50)	(0.51)
Net asset value, end of year	$13.75	$13.27	$14.23	$14.06	$12.84
Total return[3]	6.94%	(3.46)%	4.31%	13.56%	(1.87)%
Net assets, end of year (millions)	$91	$93	$145	$143	$120
Ratios to average net assets:
Gross expenses	1.30%	1.30%	1.28%	1.28%	1.28%
Net expenses[4]	1.30	1.30	1.28	1.28	1.28
Net investment income	3.19	3.48	3.05	3.68	3.78
Portfolio turnover rate	3%	2%	11%	8%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Western Asset New York Municipals Fund	37

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.27	$14.23	$14.06	$12.84	$13.59
Income (loss) from operations:
Net investment income	0.53	0.56	0.54	0.60	0.60
Net realized and unrealized gain (loss)	0.49	(0.96)	0.17	1.21	(0.75)
Total income (loss) from operations	1.02	(0.40)	0.71	1.81	(0.15)
Less distributions from:
Net investment income	(0.53)	(0.56)	(0.54)	(0.59)	(0.60)
Net realized gains	—	—	—	—	(0.00) [2]
Total distributions	(0.53)	(0.56)	(0.54)	(0.59)	(0.60)
Net asset value, end of year	$13.76	$13.27	$14.23	$14.06	$12.84
Total return[3]	7.77%	(2.78)%	5.06%	14.36%	(1.17)%
Net assets, end of year (millions)	$93	$76	$107	$94	$73
Ratios to average net assets:
Gross expenses	0.62%	0.66%	0.58%	0.58%	0.56%
Net expenses[4,5]	0.60 [6]	0.60 [6]	0.57 [6]	0.58	0.56
Net investment income	3.89	4.19	3.77	4.38	4.49
Portfolio turnover rate	3%	2%	11%	8%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

38	Western Asset New York Municipals Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

New York Municipals Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0604ST 08/15

Prospectus     August 1, 2015

Class (Ticker Symbol): A (SBPAX), C (SPALX), FI (—), I (LPPIX)

WESTERN ASSET

PENNSYLVANIA MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 77 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None[2]	1.00	None	None
Small account fee[3]	$15	$15	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I
Management fees	0.45	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None
Other expenses	0.11	0.13	0.26[4]	0.19
Total annual fund operating expenses	0.71	1.28	0.96	0.64
Fees waived and/or expenses reimbursed	N/A	N/A	(0.11)[5]	(0.04)[5]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.71	1.28	0.85	0.60

[1]	Maximum deferred sales charge (load) may be reduced over time.
[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[4]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[5]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016, without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

2	Western Asset Pennsylvania Municipals Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	494	642	803	1,269
Class C (with redemption at end of period)	230	405	701	1,544
Class C (without redemption at end of period)	130	405	701	1,544
Class FI (with or without redemption at end of period)	87	295	520	1,168
Class I (with or without redemption at end of period)	61	200	352	794

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in this Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in this Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

Western Asset Pennsylvania Municipals Fund	3

Principal risks cont’d

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax or Pennsylvania state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

4	Western Asset Pennsylvania Municipals Fund

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Western Asset Pennsylvania Municipals Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 5.58    Worst Quarter (12/31/2010): (3.96)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2015, was 0.73

Average annual total returns (%)
(for periods ended December 31, 2014)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	5.01	3.44	3.98
Return after taxes on distributions	5.01	3.44	3.98
Return after taxes on distributions and sale of fund shares	4.49	3.56	4.01

Other Classes (Return before taxes only)
Class C	8.16	3.75	3.85
Class I	9.88	4.46	N/A	4.38	02/04/2008
Barclays Pennsylvania Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	9.01	5.25	4.88
Lipper Pennsylvania Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	10.16	4.75	3.93

[1]	For Class I shares, for the period from the class’ inception date to December 31, 2014, the average annual total return of the Barclays Pennsylvania Municipal Bond Index was 5.12%.
[2]	For Class I shares, for the period from February 29, 2008 to December 31, 2014, the average annual total return of the Lipper Pennsylvania Municipal Debt Funds Category Average was 4.99%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares.

6	Western Asset Pennsylvania Municipals Fund

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals), David T. Fare (Portfolio Manager) and Dennis J. McNamara (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. McNamara has been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I
General	1,000/50	1,000/50	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and Pennsylvania state personal income tax. A portion of the fund’s distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

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More on the fund’s investment strategies, investments and risks

The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Under normal circumstances, the fund invests at least 80% of its assets in Pennsylvania municipal securities.

The fund’s 80% policy may not be changed without a shareholder vote.

Except for this policy, the fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Pennsylvania municipal securities

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Pennsylvania state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Pennsylvania municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and Pennsylvania state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and Pennsylvania state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Pennsylvania.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and Pennsylvania state personal income taxes.

8	Western Asset Pennsylvania Municipals Fund

Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser). The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

–	As a hedging technique in an attempt to manage risk in the fund’s portfolio

–	As a means of changing investment characteristics of the fund’s portfolio

–	As a means of attempting to enhance returns

–	As a means of providing additional exposure to types of investments or market factors

–	As a substitute for buying or selling securities

–	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

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More on the fund’s investment strategies, investments and risks cont’d

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

10	Western Asset Pennsylvania Municipals Fund

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

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More on the fund’s investment strategies, investments and risks cont’d

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

–	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

–	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

–	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

–

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as

12	Western Asset Pennsylvania Municipals Fund

certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default

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More on the fund’s investment strategies, investments and risks cont’d swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and Pennsylvania state personal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

14	Western Asset Pennsylvania Municipals Fund

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Pennsylvania’s economy experienced a significant slowdown as a result of the national recession, and the Commonwealth’s economy weakened significantly in 2009. In recent years, Pennsylvania’s tax revenues have been below projections, and the Commonwealth has had to implement several rounds of budget cuts and take other measures to reduce the budget deficit. In addition, the Commonwealth faces significant and increasing unfunded pension and post-employment benefit liabilities. Further reductions in federal funds could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Further, local municipal issuers in Pennsylvania are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Pennsylvania municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Pennsylvania municipal securities to purchase, the amount of the fund’s income that is subject to Pennsylvania taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Pennsylvania may be found in the SAI.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.

Western Asset Pennsylvania Municipals Fund	15

More on the fund’s investment strategies, investments and risks cont’d

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

16	Western Asset Pennsylvania Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2015, LMPFA’s total assets under management were approximately $232.2 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2015, the total assets under management of Western Asset and its supervised affiliates were approximately $454.8 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2015, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $702.7 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals), David T. Fare (Portfolio Manager) and Dennis J. McNamara (Portfolio Manager). Mr. Fare has been part of the portfolio management team for the fund since 2004. Mr. Amodeo has been part of the portfolio management team for the fund since 2007. Mr. McNamara has been part of the portfolio management team for the fund since 2012. Mr. Leech has been part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo, Fare and McNamara have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.

For the fiscal year ended March 31, 2015, the fund paid LMPFA an effective management fee of 0.45% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s

Annual Report for the fiscal year ended March 31, 2015.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

Western Asset Pennsylvania Municipals Fund	17

More on fund management cont’d

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for

Class FI shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18	Western Asset Pennsylvania Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

–	How much you plan to invest

–	How long you expect to own the shares

–	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

–	Whether you qualify for any reduction or waiver of sales charges

–	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

–

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

–	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

–	The front-end sales charges that apply to the purchase of Class A shares

–	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

–	Who qualifies for lower sales charges on Class A shares

–	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Pennsylvania Municipals Fund	19

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	– Initial sales charge – You may qualify for reduction or waiver of initial sales charge – Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	– No initial sales charge – Contingent deferred sales charge for only 1 year – Does not convert to Class A – Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	– No initial or contingent deferred sales charge – Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

–   No initial or contingent deferred sales charge

–   Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

–   Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

20	Western Asset Pennsylvania Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1,000,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

Western Asset Pennsylvania Municipals Fund	21

Sales charges cont’d

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

22	Western Asset Pennsylvania Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

–	When you exchange shares for shares of another fund sold by the distributor

–	On shares representing reinvested distributions and dividends

–	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

–	On payments made through certain systematic withdrawal plans

–	For involuntary redemptions of small account balances

–	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Western Asset Pennsylvania Municipals Fund	23

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs under certain limited circumstances.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

24	Western Asset Pennsylvania Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought (as applicable)

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same addresses. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

–   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

–   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

–   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Pennsylvania Municipals Fund	25

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

–   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

–   Exchanges may be made only between accounts that have identical registrations

–   Not all funds offer all classes

–   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

–   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

–   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

–   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

–   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

–   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

26	Western Asset Pennsylvania Municipals Fund

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

–   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

–   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Pennsylvania Municipals Fund	27

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

28	Western Asset Pennsylvania Municipals Fund

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

–   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

–   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

–   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Pennsylvania Municipals Fund	29

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Generally, U.S. citizens residing in foreign countries will not be permitted to establish accounts with the fund. Neither the manager, the subadviser nor the fund is currently approved, registered or otherwise permitted to market to prospective investors which are domiciled in, or with a registered office in, any jurisdiction within the Member States of the European Union and the European Economic Area under any legislation implementing the Alternative Investment Fund Managers Directive (the “AIFMD”) and the supplementing Level 2 Delegated Regulation to the AIFMD in the relevant country.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

30	Western Asset Pennsylvania Municipals Fund

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee. Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies,

Western Asset Pennsylvania Municipals Fund	31

Other things to know about transactions cont’d

when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

32	Western Asset Pennsylvania Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

–	You have a minimum account balance of $10,000 in the fund and

–	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Pennsylvania municipal securities will also be exempt from Pennsylvania personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	Pennsylvania personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually income
Exempt-interest dividends	Excludable from gross income	Exempt from personal income tax if from interest on Pennsylvania municipal securities; otherwise, income
Dividends of investment income and distributions of net short-term capital gain	Ordinary income	Income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Income

Western Asset Pennsylvania Municipals Fund	33

Dividends, other distributions and taxes cont’d

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

34	Western Asset Pennsylvania Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

–

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

–

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

–

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

–

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Pennsylvania Municipals Fund	35

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.74	$13.52	$13.44	$12.47	$13.01
Income (loss) from operations:
Net investment income	0.48	0.50	0.50	0.54	0.55
Net realized and unrealized gain (loss)	0.45	(0.78)	0.08	0.97	(0.54)
Total income (loss) from operations	0.93	(0.28)	0.58	1.51	0.01
Less distributions from:
Net investment income	(0.48)	(0.50)	(0.50)	(0.54)	(0.55)
Total distributions	(0.48)	(0.50)	(0.50)	(0.54)	(0.55)
Net asset value, end of year	$13.19	$12.74	$13.52	$13.44	$12.47
Total return[2]	7.38%	(1.98)%	4.37%	12.30%	0.02%
Net assets, end of year (000s)	$127,733	$134,031	$178,770	$168,007	$157,777
Ratios to average net assets:
Gross expenses	0.71%	0.72%	0.70%	0.69%	0.69%
Net expenses[3]	0.71	0.72	0.70	0.69	0.69
Net investment income	3.67	3.93	3.70	4.14	4.27
Portfolio turnover rate	3%	6%	10%	11%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

36	Western Asset Pennsylvania Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.68	$13.46	$13.39	$12.42	$12.95
Income (loss) from operations:
Net investment income	0.40	0.43	0.43	0.47	0.48
Net realized and unrealized gain (loss)	0.45	(0.78)	0.06	0.96	(0.53)
Total income (loss) from operations	0.85	(0.35)	0.49	1.43	(0.05)
Less distributions from:
Net investment income	(0.40)	(0.43)	(0.42)	(0.46)	(0.48)
Total distributions	(0.40)	(0.43)	(0.42)	(0.46)	(0.48)
Net asset value, end of year	$13.13	$12.68	$13.46	$13.39	$12.42
Total return[2]	6.80%	(2.56)%	3.71%	11.70%	(0.48)%
Net assets, end of year (000s)	$73,680	$74,925	$106,000	$94,278	$82,890
Ratios to average net assets:
Gross expenses	1.28%	1.28%	1.26%	1.25%	1.26%
Net expenses[3]	1.28	1.28	1.26	1.25	1.26
Net investment income	3.10	3.37	3.13	3.57	3.70
Portfolio turnover rate	3%	6%	10%	11%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.73	$13.51	$13.44	$12.46	$13.00
Income (loss) from operations:
Net investment income	0.49	0.52	0.52	0.55	0.57
Net realized and unrealized gain (loss)	0.45	(0.78)	0.07	0.98	(0.55)
Total income (loss) from operations	0.94	(0.26)	0.59	1.53	0.02
Less distributions from:
Net investment income	(0.49)	(0.52)	(0.52)	(0.55)	(0.56)
Total distributions	(0.49)	(0.52)	(0.52)	(0.55)	(0.56)
Net asset value, end of year	$13.18	$12.73	$13.51	$13.44	$12.46
Total return[2]	7.51%	(1.87)%	4.42%	12.52%	0.12%
Net assets, end of year (000s)	$22,056	$20,210	$36,862	$30,482	$18,378
Ratios to average net assets:
Gross expenses	0.64%	0.67%	0.58%	0.57%	0.58%
Net expenses[3,4]	0.60 [5]	0.59 [5]	0.57 [5]	0.57	0.58 [5]
Net investment income	3.78	4.05	3.83	4.23	4.40
Portfolio turnover rate	3%	6%	10%	11%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

Western Asset Pennsylvania Municipals Fund	37

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Pennsylvania Municipals Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0772ST 08/15

August 1, 2015

LEGG MASON PARTNERS INCOME TRUST

Western Asset Intermediate-Term Municipals Fund

Class A (SBLTX), Class C (SMLLX), Class FI and Class I (SBTYX)

Western Asset New Jersey Municipals Fund

Class A (SHNJX), Class B (SNJBX), Class C (SNJLX), Class FI and Class I (LNJIX)

Western Asset New York Municipals Fund

Class A (SBNYX), Class B (SMNBX), Class C (SBYLX), Class FI and Class I (SNPYX)

Western Asset Pennsylvania Municipals Fund

Class A (SBPAX), Class C (SPALX), Class FI and Class I (LPPIX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses for Western Asset Intermediate-Term Municipals Fund (“Intermediate-Term Municipals Fund”), Western Asset New Jersey Municipals Fund (“New Jersey Municipals Fund”), Western Asset New York Municipals Fund (“New York Municipals Fund”) and Western Asset Pennsylvania Municipals Fund (“Pennsylvania Municipals Fund” and together with Intermediate-Term Municipals Fund, New Jersey Municipals Fund and New York Municipals Fund, the “funds”), each dated August 1, 2015, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. From October 5, 2009 to August 1, 2012, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund and Legg Mason Western Asset Pennsylvania Municipals Fund, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund are each classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Intermediate-Term Municipals Fund is classified as diversified under the 1940 Act.

Each of the funds is registered under the 1940 Act as an open-end management investment company.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

Intermediate-Term Municipals Fund. The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

New Jersey Municipals Fund. The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

New York Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Pennsylvania Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each fund.

Intermediate-Term Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

New Jersey Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Pennsylvania Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

Tender option bonds represent securities issued by a special purpose trust formed for the purpose of holding securities (typically municipal bonds or other municipal securities) that are contributed to the trust by a fund or another third party. The trust typically issues two classes of securities: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are generally sold to third party investors (often money market funds), and residual interests (also referred to as “inverse floaters”), which are generally held by the fund that contributed securities to the trust. The short-term floating rate interests typically have first priority on the cash flow from the municipal bonds or other securities held by the trust, and the remaining cash flow less certain expenses is paid to holders of the residual interests. If a fund is the seller of the municipal bonds or other securities to the trust, it receives the proceeds from the trust’s sale of the floating rate interests, less certain transaction costs. These proceeds are frequently used by the fund to invest in other securities.

Residual interests in tender option bond trusts in which a fund will invest will pay interest or income that, in the opinion of counsel to the trust, is exempt from regular federal income tax. Neither the fund, nor the manager, nor the subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the fund, but will rely on the opinion of counsel to the applicable trust.

Typically, a liquidity provider is engaged to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the tender option bond trust, or certain regulatory or tax events. A fund participating in a tender option bond transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the floating rate interests. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds or other securities held by the tender option bond trust or to cause the tender option bond trust to sell the securities and distribute the proceeds to the liquidity provider.

Tender option bond transactions may be effected on a recourse or non-recourse basis. In a recourse transaction, a fund typically enters into an agreement, requiring the fund to pay the liquidity provider an amount equal to any loss suffered by the liquidity provider in connection with the transactions described above. The net economic effect of this agreement is to treat the fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events (such as a downgrading of securities held by the trust or a failed remarketing of the floating rate interests, which would most likely be due to an adverse change in interest rates) but not others (such as a default of the securities held by the trust). Such an arrangement may expose the fund to a risk of loss that exceeds its investment in the tender option bond residual interests.

In a non-recourse transaction, a fund would not be required to pay the liquidity provider in the event that it suffers a loss. However, the fund might incur a loss if the liquidity provider liquidates the tender option bond trust at an inopportune time. Even if a tender option bond transaction was entered into on a non-recourse basis, under certain circumstances it might be in a fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the trust at that time.

Transactions in the short-term floating rate interests of tender option bonds are generally facilitated by a remarketing agent for the tender option bond trust, which sets an interest rate for the securities, typically on a weekly basis. Holders of the floating rate securities usually have the right to require the trust or a specified third party acting as agent for the trust (such as the liquidity provider) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the tender option bond trust and to the fund, as described above. A fund participating in a tender option bond transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the tender option bond trust.

If a fund purchases all or a portion of the short-term floating rate securities sold by the trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the trust in exchange for a proportionate amount of the municipal bonds or other securities held by the trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” These rules may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing tender option bond trust programs. If, in response to the Volcker Rule or otherwise, alternative structures for tender option bond financings are developed, new sponsors of tender option bond trusts are found or alternative forms of leverage become available to the fund, the fund may enter into transactions employing any or all of those new investment strategies. Using those strategies may be more or less advantageous to the fund than obtaining leverage through existing tender option bond transactions.

Tender option bond transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable-or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Custodial Receipts

Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the states and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

New Jersey. New Jersey Municipals Fund intends to invest a high proportion of its assets in New Jersey municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the State will not adversely affect the market value of New Jersey municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New Jersey municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

For further information concerning the economy of New Jersey, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New Jersey’s credit and financial conditions, is based on information from statements of issuers of New Jersey municipal obligations, and does not purport to be complete. New Jersey Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Municipals Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Pennsylvania. Pennsylvania Municipals Fund intends to invest a high proportion of its assets in Pennsylvania municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the commonwealth will not adversely affect the market value of Pennsylvania municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Pennsylvania municipal obligations. There is no obligation on the part of the commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Pennsylvania, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of Pennsylvania’s credit and financial conditions, is based on information from statements of issuers of Pennsylvania municipal obligations, and does not purport to be complete. Pennsylvania Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories.

Each of the funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rican economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the U.S. economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues.

On June 28, 2015, the Governor of Puerto Rico indicated that the Commonwealth will be unable to fully pay its debt, and it appears likely that Puerto Rico will default on its debt if it is not restructured. The price of Puerto Rico municipal securities dropped after the Governor’s announcement. Puerto Rico municipal securities could continue to decline in value and could become difficult or impossible to sell. If issuers of Puerto Rico municipal securities default on their obligations under securities held by the funds, the funds may lose the value of those investments.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 161,001 in July 2014. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and most recently decreased to 7.4% in March 2014.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 104,170 in July 2014.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (“GDP”). A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, watch assembly, pharmaceuticals, textiles and electronics), construction and mining. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession affected all sectors of the economy and had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in a fund’s Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when a fund’s Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If the subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline.

If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. A fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

A fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A fund may write (sell) and purchase put and call swaptions. A fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. A fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a fund’s use of options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

The funds may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in a fund’s Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Even though the funds do not generally invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the funds’ investments due to the interconnected nature of the global economy and capital markets. A fund may also be susceptible to these events to the extent that the funds invest in municipal obligations with credit support by non-U.S. financial institutions.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptances or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by a fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, a fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by a fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending, although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Regulation

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the funds under the CEA. As a result, a fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, a fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

If a fund’s operators were to lose their ability to claim this exclusion with respect to the fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements, compliance obligations and expenses for the fund.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, subadviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

Redemption Risk

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of a fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If a fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction, unless otherwise noted below.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries or groups of industries. Each fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

Intermediate-Term Municipals Fund

Under normal circumstances, Intermediate-Term Municipals Fund invests at least 80% of its assets in “municipal securities.”

New Jersey Municipals Fund

Under normal circumstances, New Jersey Municipals Fund invests at least 80% of its assets in “New Jersey municipal securities.”

New York Municipals Fund

Under normal circumstances, New York Municipals Fund invests at least 80% of its assets in “New York municipal securities.”

Pennsylvania Municipals Fund

Under normal circumstances, Pennsylvania Municipals Fund invests at least 80% of its assets in “Pennsylvania municipal securities.”

For purposes of these policies, the term “assets” means net assets plus any borrowings for investment purposes. Also, the term “municipal securities” includes municipal securities that pay interest subject to the federal alternative minimum tax.

Non-Fundamental Investment Policy

Under a non-fundamental investment policy adopted by the Trust, each fund is prohibited from purchasing or otherwise acquiring any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. Each fund monitors the portion of such fund’s total assets that are invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities. If at any time another registered open-end investment company that is part of the same group of investment companies as a fund invests in the fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Diversification

Intermediate-Term Municipals Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. The fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Each of New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended March 31, 2014 and March 31, 2015, each fund’s portfolio turnover rates were as follows:

Fund	2014 (%)	2015 (%)
Intermediate-Term Municipals Fund	9	7
New Jersey Municipals Fund	9	5
New York Municipals Fund	2	3
Pennsylvania Municipals Fund	6	3

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds) (an “Independent Trustee”) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	54	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	54	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)	54	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	54	None

Diana R. Harrington Born 1940	Trustee and Chair of the Board	Since 1992 (Chair of the Board since 2013)	Babson Distinguished Professor of Finance, Babson College (since 1992)	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	54	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	54	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	54

Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology)

(1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	54	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:
Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 126 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); Senior Vice President of LMPFA (since 2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	117	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Effective June 1, 2015, Ms. Trust became a Trustee. Ms. Trust is an “interested person” of the funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti- Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Born 1979 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel—U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Born 1967 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each Trustee, except for Ms. Trust, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Ms. Trust, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

The Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon the following: her character and integrity; her willingness to serve and her willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that her service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Ms. Trust is an interested person of the funds. Independent Trustees constitute more than 75% of the Board. Dr. Harrington serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the

Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 4 times during the funds’ fiscal year ended March 31, 2015. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2014, except as noted.

Name of Trustee	Dollar Range of Equity Securities in Intermediate- Term Municipals Fund ($)	Dollar Range of Equity Securities in New Jersey Municipals Fund ($)	Dollar Range of Equity Securities in New York Municipals Fund ($)	Dollar Range of Equity Securities in Pennsylvania Municipals Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None	None	None
Jane F. Dasher	None	None	None	None	Over 100,000
Mark T. Finn	None	None	None	None	Over 100,000
Stephen Randolph Gross	None	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	None	Over 100,000
Diana R. Harrington	None	None	None	None	Over 100,000
Susan M. Heilbron	None	None	None	None	Over 100,000
Susan B. Kerley	None	None	None	None	Over 100,000
Alan G. Merten	None	None	None	None	Over 100,000
R. Richardson Pettit	None	None	None	None	Over 100,000

Interested Trustee:
Jane Trust*	None	None	None	None	Over 100,000

*	Information is provided as of April 20, 2015.

As of December 31, 2014, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Ms. Trust, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for her service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $180,000, plus $20,000 for each regularly scheduled Board meeting attended in person. Each fund pays a pro rata share of $75,000 to the Independent Trustee serving as Chair to the Board. Each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of $1,500 for certain telephonic Board and committee meetings in which that Trustee participates. Each of the Chairs of the Audit Committee, the Performance Committee and the Governance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from the Funds(1)				Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(2) ($)	Total Compensation from the Fund Complex Paid to Trustee(3) ($)	Number of Funds in Fund Complex Overseen by Trustee(1)
	Intermediate- Term Municipals Fund ($)	New Jersey Municipals Fund ($)	New York Municipals Fund ($)	Pennsylvania Municipals Fund ($)
Independent Trustees:
Elliott J. Berv	3,679	431	1,093	341	None	295,000	54
Jane F. Dasher	3,594	421	1,067	333	None	280,000	54
Mark T. Finn	3,485	408	1,035	323	None	280,000	54
Stephen Randolph Gross	3,511	411	1,042	325	None	280,000	54
Richard E. Hanson, Jr	3,512	411	1,042	325	None	280,000	54
Diana R. Harrington	4,418	518	1,314	410	None	355,000	54
Susan M. Heilbron	3,487	408	1,035	323	None	280,000	54
Susan B. Kerley	3,657	429	1,086	339	None	285,000	54
Alan G. Merten	3,506	411	1,041	325	None	280,000	54
R. Richardson Pettit	3,857	452	1,144	357	None	295,000	54

Interested Trustees:
Kenneth D. Fuller(4)	None	None	None	None	None	None	147
Jane Trust(4)	N/A	N/A	N/A	N/A	N/A	N/A	None

(1)	Information is for the fiscal year ended March 31, 2015.
(2)	Pursuant to prior retirement plans, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund made payments to former trustees for the fiscal year ended March 31, 2015 of $1,331, $451, $1,604 and $155, respectively.
(3)	Information is for the calendar year ended December 31, 2014.
(4)	Mr. Fuller is no longer a member of the Board effective May 31, 2015, and Ms. Trust became a Trustee effective June 1, 2015. Mr. Fuller was not compensated for his services as a Trustee, and Ms. Trust will not be compensated for such services, because of their affiliations with the Manager.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of June 30, 2015, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each fund.

To the knowledge of the funds, as of June 30, 2015, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of each class of each fund:

Fund/Class	Name and Address	Percent of class (%)
Intermediate-Term Municipals Fund

A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	53.69

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	18.64

Fund/Class	Name and Address	Percent of class (%)
A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	7.53

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	36.70

C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.41

C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.40

C	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	9.83

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.47

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	54.25

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.16

I	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.16

Fund/Class	Name and Address	Percent of class (%)
I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAINT STREET SAN FRANCISCO CA 94105-1905	6.74

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.26

New Jersey Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	44.11

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.33

A	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	8.28

A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.92

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.60

A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.46

B	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	37.79

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	17.19

Fund/Class	Name and Address	Percent of class (%)
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	13.71

B	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.38

B	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.85

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	5.33

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	34.48

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	24.05

C	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	16.87

C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.83

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	19.4

I	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	18.87

Fund/Class	Name and Address	Percent of class (%)
I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16.60

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	14.59

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.66

I	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.26

New York Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	41.71

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	24.50

A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.80

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.42

B	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	19.91

B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17.42

Fund/Class	Name and Address	Percent of class (%)
B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	12.34

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	11.56

B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.07

B	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.66

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	32.94

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	18.41

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.59

C	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	12.34

C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.34

C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.17

Fund/Class	Name and Address	Percent of class (%)
I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	33.39

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16.31

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.55

I	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	5.56

I	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.50

Pennsylvania Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	38.74

A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.04

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	7.46

A	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	7.37

A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAINT STREET SAN FRANCISCO CA 94105-1905	6.89

Fund/Class	Name and Address	Percent of class (%)
C	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	25.28

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	19.38

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	13.75

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.14

C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.90

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	42.11

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21.85

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAINT STREET SAN FRANCISCO CA 94105-1905	10.07

I	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.32

I	FIRST CLEARING, LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	5.07

On June 30, 2015, to the Trust’s knowledge, the following persons owned of record or beneficially 25% or more of the outstanding shares of a fund as set forth below. Shareholders who beneficially own 25% or more of the voting securities of a fund or who are otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.

Name and Address	Fund	Percent of Fund Held (%)
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	INTERMEDIATE-TERM MUNICIPALS FUND	32.57%

MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	INTERMEDIATE-TERM MUNICIPALS FUND NEW JERSEY MUNICIPALS FUND NEW YORK MUNICIPALS FUND PENNSYLVANIA MUNICIPALS FUND	30.66 38.46 39.35 32.72	% % % %

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Fund	Average Daily Net Assets ($)	Fee Rate (of average daily net assets) (%)
Intermediate-Term Municipals Fund	N/A	0.50
New Jersey Municipals Fund	First 500 million	0.50
	Over 500 million	0.48
New York Municipals Fund	N/A	0.50
Pennsylvania Municipals Fund	N/A	0.45

For the fiscal years ended March 31, 2013, March 31, 2014 and March 31, 2015, the funds paid investment management fees to the manager as follows:

Fund	Fiscal Year Ended March 31	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after waivers/expense reimbursements) ($)
Intermediate-Term Municipals Fund	2013	15,241,286	(149,537)	15,091,749
	2014	13,396,660	(519,865)	12,876,795
	2015	12,321,187	(99,949)	12,221,238
New Jersey Municipals Fund	2013	1,856,240	(13,663)	1,842,577
	2014	1,634,689	(25,172)	1,609,517
	2015	1,428,749	(17,389)	1,411,360
New York Municipals Fund	2013	5,368,836	(10,369)	5,358,467
	2014	4,234,439	(53,534)	(4,180,905)
	2015	3,627,838	(15,452)	3,612,386
Pennsylvania Municipals Fund	2013	1,430,873	(3,609)	1,427,264
	2014	1,219,441	(21,069)	1,198,372
	2015	1,015,893	(8,640)	1,007,253

Each fund’s expense limitation arrangement is set forth in such fund’s Prospectus.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements.

Investment Professionals

The following tables set forth additional information with respect to the investment professionals responsible for the day-to-day management of the funds. Unless noted otherwise, all information is provided as of March 31, 2015.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Intermediate-Term Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	13.6	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	17	2.5	None	None

David T. Fare	Registered investment companies	16	11.8	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.0	None	None

Dennis J. McNamara	Registered investment companies	35	135.3	None	None
	Other pooled investment vehicles	24	11.1	1	174 million
	Other accounts	134	45.6	7	1.4

S. Kenneth Leech	Registered investment companies	104	187.7	None	None
	Other pooled investment vehicles	281	91.9	9	1.9
	Other accounts	656	172.6	55	17.2

New Jersey Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	15.9	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	17	2.5	None	None

David T. Fare	Registered investment companies	16	14.0	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.0	None	None

Dennis J. McNamara	Registered investment companies	35	137.6	None	None
	Other pooled investment vehicles	24	11.1	1	174 million
	Other accounts	134	45.6	7	1.4

S. Kenneth Leech	Registered investment companies	104	190.0	None	None
	Other pooled investment vehicles	281	91.9	9	1.9
	Other accounts	656	172.6	55	17.2

New York Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	15.4	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	17	2.5	None	None

David T. Fare	Registered investment companies	16	13.6	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.0	None	None

Dennis J. McNamara	Registered investment companies	35	137.1	None	None
	Other pooled investment vehicles	24	11.1	1	174 million
	Other accounts	134	45.6	7	1.4

S. Kenneth Leech	Registered investment companies	104	189.5	None	None
	Other pooled investment vehicles	281	91.9	9	1.9
	Other accounts	656	172.6	55	17.2

Pennsylvania Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	15.9	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	17	2.5	None	None

David T. Fare	Registered investment companies	16	14.1	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.0	None	None

Dennis J. McNamara	Registered investment companies	35	137.6	None	None
	Other pooled investment vehicles	24	11.1	1	174 million
	Other accounts	134	45.6	7	1.4

S. Kenneth Leech	Registered investment companies	104	190.0	None	None
	Other pooled investment vehicles	281	91.9	9	1.9
	Other accounts	656	172.6	55	17.2

Investment Professional Compensation

With respect to the compensation of a fund’s investment professionals, the subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of the fund by each investment professional responsible for the day-to-day management of the funds as of March 31, 2015.

Intermediate-Term Municipals Fund

Investment Professional:	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None

New Jersey Municipals Fund

Investment Professional:	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None

New York Municipals Fund

Investment Professional:	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None

Pennsylvania Municipals Fund

Investment Professional:	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the relevant fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from a fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by a fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in a fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with a fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for a fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

A fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, a fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, each fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of a fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from a fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of a fund.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds or a managed account strategy of which a fund is part. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee (%)
Intermediate-Term Municipals Fund	A	0.15
	C	0.75
	FI	0.25

New Jersey Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25

Fund	Class	Fee (%)
New York Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25

Pennsylvania Municipals Fund	A	0.15
	C	0.70
	FI	0.25

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred by the distributor (or others) pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the funds pursuant to the distribution plan in effect during the fiscal year ended March 31, 2015:

Fund/Class	Service and Distribution Fees Incurred ($)
Intermediate-Term Municipals Fund
Class A	1,914,837
Class C	5,468,979

Fund/Class	Service and Distribution Fees Incurred ($)
New Jersey Municipals Fund
Class A	303,275
Class B	24,695
Class C	407,296

New York Municipals Fund
Class A	815,456
Class B	44,858
Class C	646,136

Pennsylvania Municipals Fund
Class A	196,559
Class C	517,544

No information is presented for Class FI shares of the funds because no Class FI shares were outstanding for any of the funds during the fiscal year ended March 31, 2015.

For the fiscal year ended March 31, 2015, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Intermediate-Term Municipals Fund
Class A	1,914,837	None	1,281,917	3,617	3,200,371
Class C	5,468,979	None	614,622	2,325	6,085,926

New Jersey Municipals Fund
Class A	303,275	None	108,241	441	411,957
Class B	8,968	1,075	7,742	9	17,794
Class C	385,555	13,639	33,854	134	433,182

New York Municipals Fund
Class A	815,456	None	215,851	1,086	1,032,393
Class B	14,577	1,934	8,240	15	24,766
Class C	605,799	25,590	41,398	191	672,978

Pennsylvania Municipals Fund
Class A	196,559	None	77,108	1,210	274,877
Class C	488,525	18,297	48,518	714	556,054

No information is presented for Class FI shares of the funds because no Class FI shares were outstanding for any of the funds during the fiscal year ended March 31, 2015.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charge received on Class A shares and the amounts retained by the distributor were as follows:

Class A Shares

For the fiscal year ended March 31:	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund
2015	716,119	64,381
2014	750,311	92,789
2013	1,346,405	135,475

New Jersey Municipals Fund
2015	153,013	16,473
2014	195,649	18,358
2013	461,499	51,867

New York Municipals Fund
2015	740,014	56,352
2014	373,497	43,881
2013	1,413,367	146,176

Pennsylvania Municipals Fund
2015	164,016	24,125
2014	134,160	15,475
2013	432,276	41,747

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A, Class B and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal year ended March 31:	LMIS ($)
Intermediate-Term Municipals Fund
2015	19,921
2014	63,823
2013	40,494

New Jersey Municipals Fund
2015	3,000
2014	11,051
2013	0

New York Municipals Fund
2015	5,646
2014	22,192
2013	4,043

For the fiscal year ended March 31:	LMIS ($)
Pennsylvania Municipals Fund
2015	5,326
2014	979
2013	0

Class B Shares

For the fiscal year ended March 31:	LMIS ($)
New Jersey Municipals Fund
2015	3,149
2014	6,684
2013	7,922

New York Municipals Fund
2015	3,263
2014	21,445
2013	14,818

Class C Shares

For the fiscal year ended March 31:	LMIS ($)
Intermediate-Term Municipals Fund
2015	0	*
2014	1,602
2013	0	*

New Jersey Municipals Fund
2015	2,599
2014	6,625
2013	6,045

New York Municipals Fund
2015	3,841
2014	21,121
2013	15,621

Pennsylvania Municipals Fund
2015	717
2014	18,132
2013	20,692

*	Amount represents less than $1,000.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the funds’ transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending March 31, 2016.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser, and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund as required for each fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix E to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge, as described in each fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in a fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 ($500,000 for Intermediate-Term Municipals Fund) or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% (0.50% for Intermediate-Term Municipals Fund) on redemptions made within 18 months of purchase. For additional information regarding waivers of contingent deferred sales charges, see “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B Shares. The funds no longer offer Class B shares for purchase by new or existing investors. For New Jersey Municipals Fund and New York Municipals Fund, you may continue to hold those shares; but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares of these funds are issued at net asset value with no initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions (except that no contingent deferred sales charge is payable with respect to Class C shares of Intermediate-Term Municipals Fund). See “Contingent Deferred Sales Charge Provisions.”

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse) and parents, grandparents, children, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an eligible financial intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse (including the surviving spouse of a deceased Board Member), parents, grandparents, children, and grandchildren (including step-relationships) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with a fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS;

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name; and

(h) sales through financial intermediaries who have entered into an agreement with LMIS to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

(i) investors investing through certain retirement plans; and

(j) investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts (or, in the case of Intermediate-Term Municipals Fund, the first three Asset Level Goal amounts), as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares (other than Class C shares of Intermediate-Term Municipals Fund); and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. The funds no longer offer Class B shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares (other than Class A shares of Intermediate-Term Municipals Fund) that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Class A shares of Intermediate-Term Municipals Fund that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 18 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in each fund’s Prospectus.

Class B shares of New Jersey Municipals Fund and New York Municipals Fund will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value (“NAV”) per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the NAV of a share of each fund as of March 31, 2015:

Intermediate-Term Municipals Fund

Class A (based on a NAV of $6.63 and a maximum initial sales charge of 2.25%)	$6.78

New Jersey Municipals Fund

Class A (based on a NAV of $12.80 and a maximum initial sales charge of 4.25%)	$13.37

New York Municipals Fund

Class A (based on a NAV of $13.77 and a maximum initial sales charge of 4.25%)	$14.38

Pennsylvania Municipals Fund

Class A (based on a NAV of $13.19 and a maximum initial sales charge of 4.25%)	$13.78

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in each fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class C shares of Intermediate-Term Municipals Fund may be exchanged for Class C shares of an equity or long-term fixed-income fund sold by the distributor, and such exchange will be subject to the contingent deferred sales charge of the fund into which the exchange is made. Such contingent deferred sales charge will be measured from the date of the exchange.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, a subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a subadviser’s other clients. Investment decisions for a fund and for a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended March 31, 2015, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013, the funds paid aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions) as set out below:

Fund	Aggregate Brokerage Commissions Paid ($)
Intermediate-Term Municipals Fund
2015	33,462
2014	22,809
2013	27,762

New Jersey Municipals Fund
2015	4,033
2014	2,818
2013	3,374

New York Municipals Fund
2015	11,354
2014	8,098
2013	9,861

Pennsylvania Municipals Fund
2015	3,156
2014	2,269
2013	2,938

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013, no fund paid any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended March 31, 2015, no fund held securities issued by the fund’s regular broker/ dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

Each fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of March 31, 2015, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None
Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s

Prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent the distributions are derived from the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain “appreciated financial positions”; (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Losses. As of March 31, 2015, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund had capital losses of $63,845,039, $13,826,945, $30,932,055, and $10,940,723, respectively, that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. These capital losses that are not subject to expiration must be utilized by the applicable fund before any of the fund’s capital loss carryforwards that are subject to expiration may be utilized.

As of March 31, 2015, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund had unused capital loss carryforwards that are subject to expiration of $67,812,502, $3,647,798, $3,759,820, and $1,483,649, respectively. These amounts will be available to offset any future taxable capital gains of the applicable fund, after the utilization of any of the fund’s capital losses that are not subject to expiration. This ordering rule may cause a fund’s capital loss carryforwards that are subject to expiration to be more likely to expire unutilized. These carryforwards expire as follows:

Fund	Year of Expiration	Amount of Capital Loss Carryforward that Expires ($)
Intermediate-Term Municipals Fund	March 31, 2018	20,981,898
	March 31, 2019	46,830,604

Fund	Year of Expiration	Amount of Capital Loss Carryforward that Expires ($)
New Jersey Municipals Fund	March 31, 2018	1,491,242
	March 31, 2019	2,156,556

New York Municipals Fund	March 31, 2019	3,759,820

Pennsylvania Municipals Fund	March 31, 2018	343,827
	March 31, 2019	1,139,822

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The funds do not anticipate that a significant portion of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect a significant portion of distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

The funds intend to satisfy conditions that will enable them to pay “exempt-interest dividends” to their shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by a fund.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or “private activity bonds” held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal “branch profits” tax or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares in a fund, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. Each fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, a fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct a fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to noncorporate shareholders who fail to provide such fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), each fund is required to withhold 30% of certain ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates) and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

State Tax Information

Dividends paid by a fund that are attributable to interest on U.S. government securities may be exempt from certain state and local income taxes. You should consult your tax advisor concerning the portion of fund dividends that may qualify for such an exemption.

New Jersey State Taxes. So long as the New Jersey Municipals Fund holds New Jersey municipal obligations that constitute not less than 80% of the aggregate principal amount of the fund’s investments, distributions by the fund that are derived from interest on New Jersey municipal securities or from gain on the sale of municipal securities issued by New Jersey issuers will be exempt from New Jersey personal income tax. Distributions attributable to interest earned by the fund on U.S. government securities will also be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry shares of the New Jersey Municipals Fund generally is not deductible for New Jersey income tax purposes. All distributions by the fund to a corporate shareholder will generally be subject to New Jersey Corporation Business Tax. The foregoing is only a brief summary of the New Jersey tax considerations generally affecting the New Jersey Municipals Fund and its shareholders who are New Jersey residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

New York State and City Taxes. New York resident shareholders of the New York Municipals Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends from the fund attributable to interest on New York municipal securities. The New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania State Taxes. Exempt-interest dividends distributed by the Pennsylvania Municipals Fund will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the fund from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates. For purposes of the Philadelphia school district investment income tax distributions that are designated as capital gain distributions for federal income tax purposes will be excluded from the tax base. The foregoing is only a brief summary of the Pennsylvania tax considerations generally affecting the Pennsylvania Municipals Fund and its shareholders that are subject to Pennsylvania taxation. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2015, Statement of Operations for the year ended March 31, 2015, Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 2015, Financial Highlights for each of the years in the five-year period ended March 31, 2015, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on May 26, 2015; Accession Number 0001193125-15-199951 with respect to Intermediate-Term Municipals Fund; 0001193125-15-199942 with respect to New Jersey Municipals Fund; 0001193125-15-199945 with respect to New York Municipals Fund; and 0001193125-15-199935 with respect to Pennsylvania Municipals Fund).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The (sf) indicator was introduced on August 11, 2010 and explained in a special comment entitled “Moody’s Structured Finance Rating Scale.” The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
[2]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days - including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal Payment: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Interest Payment: “i” qualifier. This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

Public Information Ratings: “pi” qualifier. Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1)Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be as signed. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes the issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial

Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

NEW JERSEY MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the state of New Jersey (“New Jersey” or the “State”). The sources of payment for New Jersey municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of New Jersey bond issues, the most recent such official statement being dated December 3, 2014, and containing financial and other information dated as of September 8, 2014 (as supplemented as of November 25, 2014). Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New Jersey issuer.

GENERAL INFORMATION

New Jersey is the eleventh largest state in population and the fifth smallest in land area. According to the United States Bureau of the Census, the population of New Jersey was 7,730,188 in 1990, 8,414,350 in 2000, 8,791,894 in 2010, and was estimated to be 8,899,339 in 2012. With an average of 1,196 persons per square mile, per the 2010 Census, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, D.C., and which includes over one-fifth of the country’s population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation augment the air, land and water transportation complex which has influenced much of the State’s economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

New Jersey’s population grew rapidly in the years following World War II, before slowing to an annual rate of growth of 0.27% in the 1970s. Between 1980 and 1990, the annual rate of growth rose to 0.49% and between 1990 and 2000, accelerated to 0.85%, but was only 0.44% between 2000 and 2010. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic states. New York’s population grew at an annual rate of 0.31 % from 2000 to 2010 and Pennsylvania’s population grew at a rate of 0.28% per year during the same period.

The increase in the State’s total population during recent decades masks the redistribution of population within the State. There has been a significant shift from the northeastern industrial areas toward the coastal counties of Atlantic, Ocean and Monmouth, and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

ECONOMIC OUTLOOK

According to information released by the New Jersey Department of Labor and Workforce Development on March 17, 2014, payroll employment in 2013 averaged 1.2% higher than in 2012. The 2013 increase in payroll employment in the State was six-tenths of a percentage point lower than the national increase in payroll employment. The State’s increase ranked thirty-first among the fifty states.

The State’s level of payroll employment as of July 2014 was 3.951 million, which was higher than (+13,600) the level of payroll employment as of July 2013. The increase in payroll employment during this period was 1.5 percentage points lower than the national rate of increase in payroll employment. During the twelve month period ending in July 2014, jobs were created in trade, transportation, and utilities (+18,100), education and health services (+9,800), and professional and business services (+7,800), while jobs were lost in construction (-8,900), the public sector (-3,300), other services (-3,300), financial activities (-2,600), information (-2,300), and manufacturing (-300).

The State’s unemployment rate declined from 8.4% in July 2013 to 6.5% in July 2014. The decline in the unemployment rate reflects both a decline in the labor force participation rate, resulting in a decline in the State’s labor force, and an increase in the number of employed State residents. The increase in the number of employed State residents from July 2013 to July 2014 was 37,800, higher than the increase in the level of payroll employment over the same period. The State’s labor force participation rate, as well as the percentage of the State’s population that was employed, remained above the national average.

According to the United States Commerce Department, Bureau of Economic Analysis, in a report dated June 11, 2014, New Jersey’s gross state product rose 1.1% from 2012 to 2013, adjusted for inflation. This increase ranked thirty-seventh among the states, and was less than the national gain of 1.8%. However, the State’s growth in 2013 was higher than the 0.7% rate for the Middle Atlantic region as a whole. Moreover, over the two years from 2011 to 2013, New Jersey’s gross state product grew more rapidly than all but one other state in the Northeast region. Prior to the inflation adjustment, New Jersey’s gross state product in 2013 totaled $543.1 billion, ranking eighth among the fifty states. Each of the seven states with higher gross state products than New Jersey have substantially higher populations, while three states with substantively higher populations than New Jersey have lower gross state products.

According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated June 24, 2014, personal income of the State’s residents rose 3.6% over the year ending in the first quarter of 2014. This increase ranked sixteenth among the fifty states and was virtually identical to the gains reported for the nation as a whole, as well as for the New England and Mideast regions over the same time period. According to January 2014 economic forecasts from IHS Global Insight and Moody’s Economy.com, growth in personal income for New Jersey residents is expected to continue through 2014 and 2015 at rates higher than those seen in 2013.

As of April 8, 2014, New Jersey’s housing sector was recovering, but at an irregular rate. More than 24,000 building permits were granted in 2013, an increase of nearly 35% from 2012, and the highest figure since 2007. In the first six months of 2014, the number of permits granted was 28.7% higher than over the same period in 2013. The New Jersey Association of Realtors reports that single-family home resales in the State in 2013 were 18.4% higher than in 2012. However, single-family home resales in the first six months of 2014 were 4.3% lower compared to the same period in 2013. The decline likely reflects, in part, unusually harsh weather in New Jersey in the early months of 2014. In May 2014 and June 2014, the number of contracts signed for single-family home purchases was higher than in the corresponding months of 2013. Growth in housing activity is anticipated to continue, as reduced prices, low mortgage rates, and higher rental costs have increased the attractiveness of home ownership, while, as of September 8, 2014, the State believed ongoing recovery from Superstorm Sandy would continue to spur building in parts of the State. In addition, as of September 8, 2014, the northeastern parts of the State were experiencing considerable construction of multi-family rental properties in the vicinity of New York City. However, the significant number of properties still in the judicial foreclosure process may temper the recovery in the housing sector.

The auto sector continues to improve. Sales of new motor vehicles in 2013 were 9.5% higher than in 2012, and in the first six months of 2014 sales averaged 2.4% higher than during the same period in 2013.

As of September 4, 2014, economic conditions in New Jersey and the nation were continuing to improve. This improvement has been manifested in the expansion of consumer and capital spending, and has resulted in increased employment. Aggregate household wealth has reached new highs, largely reflecting the recovery of the stock market, but home values have also begun to increase noticeably. With the improvement in household incomes and finances, many consumers have been able to borrow more, and aggregate debt has started to increase. In the domestic U.S. economic environment, as of September 4, 2014, there was the potential for spending growth to further improve, leading to declines in unemployment and further gains in employment, income and wealth. However, European economies continued to face serious problems, posing risks for U.S. exporters, financial markets and institutions. As of September 4, 2014, economic growth in China had slowed, in part reflecting internal financial concerns in that nation. As of September 4, 2014, cuts in federal spending had inhibited aggregate economic growth, and questions about the implementation of the federal Patient Protection and Affordable Care Act had likely elevated household and business uncertainty, further weighing on the vigor of the economic expansion. Finally, chronic tensions and violence in the Middle East had the potential to boost energy prices and dampen household spending power.

The June 2014 projections of the Federal Reserve System’s Federal Open Market Committee members and participants anticipated the annualized rate of national real gross domestic product growth over the course of 2014 and 2015 to average more than 3% and the national unemployment rate to fall below 6%. As of September 8, 2014, the State’s economy was expected to expand in 2014 and 2015 at a rate approximately in line with national trends. As of September 8, 2014, inflation rates continued to be low, reflecting continuing high rates of unemployment. The State anticipated that Federal Reserve policies would not provoke a substantial rise in the underlying rate of inflation, though, as has been the case a number of times in recent years, increases in energy, food, and other commodity prices may lead to short periods in which aggregate price indexes rise noticeably. As of September 8, 2014, the Federal Open Market Committee had also announced that increases in interest rates were highly unlikely in the near term, unless inflation rates were substantially higher than anticipated and expectations of inflation moved up substantively.

The State considered the economic outlook to hinge on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. As of September 8, 2014, the State noted that New Jersey and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long-term federal budget sustainability, the implementation of any actions directed at near-term cuts in federal spending or increases in taxes, the impact of federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery, and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. As of September 8, 2014, to a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the economic recovery, energy prices, and stability in the financial markets.

STATE FINANCES AND CONSTITUTIONAL LIMITATIONS

Budget Limitations

The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor (Article VIII, Sec. 2, para. 2).

Debt Limitations

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause of the New Jersey Constitution was amended by the voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

New Jersey’s Budget and Appropriation System

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2015” refers to the State’s fiscal year beginning July 1, 2014 and ending June 30, 2015

Pursuant to Article VIII, Section II, para. 2 of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

New Jersey’s budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State. The budget process begins in the summer prior to the following fiscal year with preliminary projections of revenues and expenditures, which are the basis for development of budget targets for each branch, department and agency. Individual departments and agencies are required to prepare a funding plan or strategy for operating within the established target in the following fiscal year, which funding plan or strategy includes an analysis of the costs, benefits and priorities of every program.

The New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Director of the Division of the Budget and Accounting in the New Jersey Department of the Treasury (the “Budget Director”) a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor.

The Governor’s budget message (the “Governor’s Budget Message”) is presented by the Governor during an appearance before a joint session of the State Legislature which, by law, is convened on a date on or before the fourth Tuesday in February in each year. The Governor’s Budget Message for Fiscal Year 2015 was delivered on February 25, 2014 (the “Governor’s Fiscal Year 2015 Budget Message”). The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20). The financial program included in the Governor’s Budget Message is then subject to a process of legislative committee review. As part of such review, testimony is given by a number of parties. The Office of Legislative Services, which is an agency of the State Legislature, generally provides its own estimates of anticipated revenues which may be higher or lower than those included in the Governor’s Budget Message, and the State Treasurer generally provides an updated statement of anticipated revenues in May of each year which may increase or decrease the amounts included in the Governor’s Budget Message. In addition, various parties may release their own estimates of anticipated revenues and recommended expenditures to the media. After completion of the legislative committee review process, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submission, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. As with any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. In addition to anticipated revenues, the annual Appropriations Act also provides for the appropriation of non-budgeted revenue, including primarily federal funds and a portion of the Energy Tax Receipts, to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit.

Additionally, under the State Constitution, no supplemental appropriation may be enacted after adoption of the Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

The State’s annual Appropriations Act includes the General Fund, as well as certain Special Revenue Funds (Casino Control, Casino Revenue, Gubernatorial Elections, and Property Tax Relief). The departments maintain legal control at the appropriation line item level and exercise budgetary control by individual appropriations and allocations within annual appropriations to various programs and major expenditure objects. Revisions to the Appropriations Act, reflecting program changes or interdepartmental transfers of an administrative nature, may be effected during the fiscal year with certain Executive and Legislative Branch approvals. Management may amend a department’s budget with approval by the Budget Director; provided that under specific conditions, additional approval by the Office of Legislative Services is required. Only the State Legislature, however, may transfer appropriations between departments.

If a general appropriation law is not enacted prior to the July 1 deadline, under Article VIII, Section 2, para. 2 of the State Constitution, no money can be withdrawn from the State treasury. In addition, in such an event, no moneys, other than available amounts already held under bond financing documents will be available to make payments on obligations paid from State revenue subject to annual appropriation.

INDEBTEDNESS AND OTHER STATE RELATED OBLIGATIONS

Debt Service on General Obligation Bonds

The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds.

Tax and Revenue Anticipation Notes

The State issues tax and revenue anticipation notes (“TRANs”) to aid in providing effective cash flow management by funding imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.

Such TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

On July 1, 2014, the State Treasurer adopted a resolution authorizing the issuance of tax and revenue anticipation notes for Fiscal Year 2015. Pursuant thereto, on July 1, 2014, the State Treasurer entered into a Note Purchase Contract with JPMorgan Chase Bank, N.A. (“JPMorgan”) pursuant to which the State issued its TRANs Series Fiscal 2015A to JPMorgan on July 1, 2014 in the amount of $2,600,000,000. The TRANs Series Fiscal 2015A matured on June 26, 2015. As of September 8, 2014, the State indicated that it did not expect to issue additional tax and revenue anticipation notes in Fiscal Year 2015.

Obligations Supported by State Revenue Subject to Annual Appropriation

As of September 8, 2014, the State had entered into a number of leases and contracts (collectively, the “Agreements”) with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements. The obligation of various independent State authorities to make payments with respect to certain financings includes payments related to interest rate exchange agreements listed below (“swap agreements”). Under such a swap agreement, the issuer will make periodic payments to the swap counterparty at either a fixed or variable rate of interest, and will receive periodic payments from the swap counterparty at either a variable or fixed rate of interest, such interest calculations based on the principal or “notional” amount of the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. The independent State authorities’ obligations to make payments under the swap agreements are subject to appropriation by the State Legislature.

The New Jersey Economic Development Authority (the “NJEDA”) has outstanding swap agreements with eight different counterparties. The State Legislature has no legal obligation to enact appropriations to fund such payments, but, as of September 8, 2014, had done so for all such obligations.

As of June 30, 2014, the aggregate mark-to-market value of the swap agreements was negative, indicating that the NJEDA had no credit exposure to the swap counterparties. If the ratings of a counterparty were to be reduced below levels specified in the documentation relating to the swap agreements with the NJEDA and at such time the NJEDA did have in excess of a specified amount of credit exposure to such counterparty, the counterparty would be required to provide collateral to support all or a portion of the NJEDA’s credit exposure. No assurance can be given that the ratings of the counterparties will be maintained at current levels or that the mark-to-market value of the swaps will not change to create credit exposure by the NJEDA to one or more counterparties.

The NJEDA is not required to post collateral under any swap agreements. If ratings on the bonds relating to the swaps generally fall below BBB or Baa2 by one or more rating agencies, then the counterparty may have the option to terminate the swaps. In some cases, the independent State authority may have the option to post collateral to prevent a termination. If a termination were to occur at a time where the swaps had a negative mark-to-market value, then the NJEDA would be required to make a termination payment in the amount of the negative mark to market. At June 30, 2014, the aggregate negative mark-to-market on the swaps entered into by independent state authorities was $326.2 million.

The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swaps which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, as of September 8, 2014, there were no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new Agreements with the governmental authorities to secure the financing of projects and programs in the future.

As of September 8, 2014, the State expected that additional obligations supported by State revenues subject to appropriation would be issued during Fiscal Year 2015 and future fiscal years. The State believed the amount of such obligations issued in the future could be significant. The State believed that the amendment to the Debt Limitation Clause might inhibit the enactment of legislation authorizing obligations supported by State revenues subject to appropriation. The State Legislature is not legally obligated to appropriate amounts for the payment of such debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations. Future legislative action may depend in part on various factors including the financial condition of the State.

Variable Rate Obligations

As of June 30, 2014, the Transportation Trust Fund Authority had in aggregate $297,500,000 of variable rate demand bonds outstanding, with interest rates that reset weekly. Such variable rate demand bonds are secured by respective agreements with the State Treasurer, and are further supported by bank-issued letters of credit.

Additionally, as of June 30, 2014, the NJEDA had outstanding $1,146,750,000 of floating rate notes, which bear interest at a rate that resets monthly or weekly and is based on either the London InterBank Offered Rate (“LIBOR”) plus a fixed spread or the Securities Industry and Financial Markets Association (“SIFMA”) rate plus a fixed spread. There are no letters of credit in support of these notes.

“Moral Obligation” Financing

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities.

New Jersey Housing and Mortgage Finance Agency

Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its moral obligation. The State anticipated that this agency’s revenues would continue to be sufficient to pay debt service on its bonds.

South Jersey Port Corporation

The State, under its moral obligation, has provided the South Jersey Port Corporation (the “Port Corporation”) with funds to replenish its debt service reserve fund to the extent drawn upon by the Port Corporation when Port Corporation revenues are insufficient to pay debt service on its outstanding bonds. Such payments to the Port Corporation are subject to appropriation by the State Legislature

Higher Education Student Assistance Authority

The Higher Education Student Assistance Authority (“HESAA”) has not had a revenue deficiency which required the State to appropriate funds to meet its moral obligation. The State anticipated that the HESAA’s revenues would continue to be sufficient to pay debt service on its bonds.

Pension Plans for State Employees

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State operates seven defined benefit pension plans (collectively, the “Pension Plans”). Public Employees’ Retirement System (“PERS”) and Teachers’ Pension and Annuity Fund (“TPAF”) are the largest plans, which, as of June 30, 2013, the date of the latest actuarial valuations for all systems, covered 272,846 and 151,318 active members, respectively, and 157,410 and 92,080 retired members, respectively. The other systems are Police and Firemen’s Retirement System (“PFRS”) (as of June 30, 2013, covering 40,372 active members and 41,252 retired members), Consolidated Police and Firemen’s Pension Fund (“CP&FPF”) (as of June 30, 2013, covering no active members and 185 retired members), State Police Retirement System (“SPRS”) (as of June 30, 2013, covering 2,481 active members and 3,253 retired members), Judicial Retirement System (“JRS”) (as of June 30, 2013, covering 409 active members and 553 retired members) and Prison Officers’ Pension Fund (“POPF”) (as of June 30, 2013, covering no active members and 121 retired members). From June 30, 2008 to June 30, 2013, the total number of active members and retired members of all of the State-administered plans decreased by 56,681 and increased by 47,393, respectively, which represented a decrease of 10.8% and an increase of 19.2%, respectively. As a result of lower-than-recommended contributions by the State to the Pension Plans for an extended period, investment losses and other causes, the Pension Plans have experienced (and, absent action by the State, are expected to continue to experience for a number of years) a deterioration in their financial condition.

In response to the deteriorating financial condition of the Pension Plans, the State Legislature enacted two pension reforms, Chapter 1 and the 2011 Pension and Health Benefit Reform Legislation, which includes a phased-in process of making the full actuarially recommended contributions. Several lawsuits have been filed against the State relating to its pension reforms and other actions taken by the State with respect to the Pension Plans. Any result in these lawsuits that is adverse to the State can cause a deterioration in the financial condition of the Pension Plans or increase the State’s contributions to the Pension Plans, or both.

The State’s annual actuarially recommended contribution to the Pension Plans is determined by the results of the actuarial valuation reports dated as of July 1 of each year. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method requires the approval of the State Legislature and the Governor. The amount the State actually contributes to the Pension Plan may differ from the actuarially recommended contributions of the Pension Plans because the State’s contribution to the Pension Plans is subject to the appropriation of the State Legislature and actions by the Governor.

The Division of Investment of the New Jersey Department of the Treasury, which is under the supervision of the State Investment Council, invests the assets of the Pension Plans.

In PERS, the State makes employer contributions for State employees while counties, municipalities, school districts and local public agencies make such contributions for their employee members. The State, rather than local school boards, pays the employer contributions to TPAF, including the employer’s share of the Social Security tax, with respect to public school teachers in the State. The PFRS is primarily established for municipal policemen and firemen. The State’s participation in PERS is limited to those State-employed law enforcement officers who have been permitted to enroll therein.

The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF. The CP&FPF and the POPF are closed plans and not open to new membership.

Benefits

Almost all State employees participate in one of the Pension Plans, with eight to ten years of employment required before retirement benefits become vested. Upon retirement, members of PERS and TPAF enrolled before May 22, 2010 are eligible for annual retirement benefits equal to 1/55 of final average compensation for each year of service credit. For members of PERS and TPAF enrolling on or after May 22, 2010, the annual retirement benefits will be based on 1/60 of final average compensation for each year of service credit. For members enrolled before May 22, 2010, final average compensation equals the average compensation for the final three years of service before retirement or highest three years’ compensation if other than the final three years. For members enrolling on or after May 22, 2010, the final average compensation equals the average compensation calculated using a five-year period instead of a three-year period. Members of PERS and TPAF who were enrolled prior to June 28, 2011 are eligible for an early retirement benefit after 25 years of service, while members who were enrolled on or after June 28, 2011 are eligible for early retirement benefits after 30 years of service. PERS and TPAF members are also eligible for a veteran’s retirement benefit after 20 and 25 years of service, if age requirements for those retirement benefits are met. Members who enrolled before June 28, 2011 can qualify for full benefits under early retirement if the member is at least age 55. If the member enrolled on or after June 28, 2011, the member does not qualify for full benefits under early retirement and must be at least age 65 to receive full benefits.

State law provides that the retirement benefits of the Pension Plans are not subject to negotiations between the State and other public employers and the employee members of the Pension Plans.

Certain retirees also receive a cost-of-living adjustment in addition to their base retirement allowance under the State’s pension adjustment program. The pension adjustment program, under which retirees received cost-of-living benefits, was suspended under the 2011 Pension and Health Benefit Reform Legislation; however, cost-of-living benefits earned before the suspension continue to be paid.

Impact of Financial Deterioration of Pension Plans on Benefit Payments. As of September 8, 2014, the State predicted that, in addition to placing a significant burden on the State’s finances, the continued financial deterioration of the Pension Plans would reduce the amount of assets the Pension Plans have to pay benefits to their members. As the financial condition of the Pension Plans has deteriorated, the Pension Plans’ Annual Expenditures to Net Assets Ratio has generally increased since Fiscal Year 2005. To illustrate, from Fiscal Year 2008 to Fiscal Year 2013 the total net assets of all of the Pension Plans, which includes both the assets relating to State and local government active and retired members, as reported in their respective audited financial reports, decreased by $4.4 billion from $83.0 billion to $78.5 billion, while total expenditures incurred by the Pension Plans over the same period increased by $2.6 billion from $6.5 billion to $9.1 billion. The amount of these expenditures is expected to increase in future fiscal years. This resulted in an increase in the Annual Expenditures to Net Assets Ratio from 7.9% for Fiscal Year 2008 to 11.63% for Fiscal Year 2013. The State expects this ratio to continue to decline. Net assets represent the difference between a Pension Plan’s total assets and its liabilities and mainly consist of investment holdings, which are stated at market value, and member and employer receivables. Expenditures include retirement benefit payments, including cost-of-living adjustments, contributory and noncontributory death benefit payments, member withdrawals and administrative expenses.

Although, as of September 8, 2014, the level of accumulated assets in the Pension Plans did not jeopardize the payment of pension benefits in the short term, the long-term impact of continuation of a funding policy that allows the State to contribute less than the actuarially recommended contributions could impact, at some point, the Pension Plans’ ability to meet their obligations absent significant additional contributions by the State, increased investment returns or actions or events resulting in reductions to liabilities of the Pension Plans.

Risk Measures. The ratio of market value of assets to the prior year’s benefit payments also provides an indication of the ability of the Pension Plans to meet their benefit obligations. The July 1, 2013 actuarial reports, which set forth the actuarial valuations as of June 30, 2013, include certain information described in the actuarial valuations as “risk measures” in either tabular or textual format for each of the individual Pension Plans. This information was designed to provide an indicator, described in several of the individual actuarial valuations as a “simplistic measure” of the number of years that the assets of the Pension Plans can cover benefit payments. The benefit payments used in the data are those actually paid out to retirees in Fiscal Year 2013 and exclude increases in the number of retirees, future increases in those payments, State and member contributions and investment income. Differences in the Pension Plans make the aggregation of such individual data in a single combined presentation inappropriate. For PERS-State, between June 30, 2011 and June 30, 2012, the ratio of market assets to the prior year’s benefit payment decreased by 16% from 8.1 to 6.8, and between June 30, 2012 and June 30, 2013, the ratio worsened and decreased by 1.5% from 6.8 to 6.7. For TPAF, between June 30, 2011 and June 30, 2012, the ratio decreased by 10.7% from 8.4 to 7.5 and, between June 30, 2012 and June 30, 2013, the ratio did not change and remained at 7.5.

Legislative Changes To Benefit Levels. The State Legislature has in the past adopted laws that increased the retirement benefits payable by the Pension Plans and may do so in the future. Increases in retirement benefits increase the actuarial accrued liability of the affected Pension Plans which then increases the actuarially recommended contributions for the State for the affected Pension Plans.

State Financial Responsibility for Local Employees. Although local governmental employers participating in the PERS are, for the most part, responsible for funding the normal cost and the unfunded actuarial accrued liability (“UAAL”) relating to the local governmental members of PERS, State statute stipulates that if the assets in the Benefit Enhancement Fund are insufficient to pay the normal cost portion of these increased retirement benefits for a valuation period (which is valued at $46.2 million as of the July 1, 2013 PERS actuarial valuation), the State is to pay that amount of the normal cost portion for the local governmental employers not covered by the assets in the Benefit Enhancement Fund. The Benefit Enhancement Fund was established by State law in 2001 to fund increased retirement benefits.

Since the establishment of the Benefit Enhancement Fund, no amounts have been credited to the Fund other than investment earnings. However, as of the July 1, 2013 PERS actuarial valuation, the level of assets in the Benefit Enhancement Fund continue to be sufficient to meet this obligation. The PERS actuarial valuation as of June 30, 2013 valued the Benefit Enhancement Fund in the local governmental portion of PERS at approximately $232.9 million. The State expects that the amounts in the Benefit Enhancement Fund will fund these benefits until the Fiscal Year ending June 30, 2022.

With respect to PFRS, the State makes a contribution to active and retired members of the local governments to cover certain retirement benefit enhancements. For Fiscal Year 2014, the State contributed $115.6 million to the PFRS of which $62.9 million was applied toward funding for local participant enhanced benefits. For Fiscal Year 2015, the Fiscal Year 2015 Appropriations Act includes a recommended contribution to the PFRS of $117.0 million of which $66.2 million represents funding for enhanced benefits for local PFRS participants.

Current and Historical Funding Status and Contributions. From the Fiscal Year ended June 30, 1997 through Fiscal Year ended June 30, 2003, the State made minimal contributions to the Pension Plans because the actuarial value of the assets in each of the Pension Plans exceeded the actuarial accrued liability and the State used that excess as a credit against the actuarially recommended contributions. The UAAL of the Pension Plans has consistently risen since Fiscal Year 2004 in part as a result of the State not contributing the full amount of the actuarially recommended contributions with respect to the Pension Plans since Fiscal Year 2003. These low levels of State funding coupled with investment losses in Fiscal Years 2008 and 2009 have caused funding levels to decrease substantially. Between the July 1, 2004 and July 1, 2010 actuarial valuations, the aggregate Funded Ratio of the Pension Plans declined from approximately 85.4% to 56.4%. As a result of this decline in the Funded Ratio of the Pension Plans, the actuarially recommended contributions of the State increased significantly.

To address the deteriorating financial condition of the Pension Plans, the 2011 Pension and Health Benefit Reform Legislation was enacted, which initially improved the overall funded status of the Pension Plans. As a result of the 2011 Pension and Health Benefit Reform Legislation, the overall funded ratio of the Pension Plans improved from 56.4% to 65.2% and the total UAAL included in the revised actuarial valuations of the Pension Plans decreased by an aggregate of $11.5 billion from $37.1 billion to $25.6 billion as of the revised July 1, 2010 actuarial valuations. Under Chapter 1, a pension reform enacted more than a year prior to the 2011 Pension and Health Benefit Reform Legislation, the State is required to resume making contributions to the Pension Plans on a phased-in basis over a seven-year period beginning in Fiscal Year 2012. During this phased-in period, the State continues to fund less than the full actuarially recommended contributions, which has caused an increase in the UAAL and a decrease in the Funded Ratio following the 2011 Pension and Health Benefit Reform Legislation. Despite the seven year phase-in of State contributions prescribed by Chapter 1, due to a shortfall in resources, pursuant to an executive order of the Governor, the State contributed $695.7 million to the Pension Plans in Fiscal Year 2014, $887 million less than the legislatively appropriated phased-in contribution of $1.582 billion required under Chapter 1. In addition, due to an anticipated shortfall in resources in Fiscal Year 2015, the Fiscal Year 2015 Appropriations Act includes a contribution to the Pension Plans of $680.6 million, which is $1.569 billion less than the required phased-in contribution of $2.249 billion. The actual contribution in Fiscal Year 2014 and the appropriated contribution for Fiscal Year 2015 represent the normal cost portion of the actuarially recommended contributions for those years.

2011 Pension and Health Benefit Reform Legislation. On June 28, 2011, the 2011 Pension and Health Benefit Reform Legislation was enacted. The major reform measures include raising the member contribution rates in the PERS, TPAF, PFRS, SPRS and JRS. In PERS and TPAF, the member contribution rate was increased from 5.5% to 6.5% with an additional 1% increase phased-in in equal increments over a seven-year period. In PFRS and SPRS, the member contribution rate increased from 8.5% to 10% and from 7.5% to 9%, respectively. In JRS, the member contribution rate is increasing an additional 9% from 3% to 12%. The JRS member contribution rate increase is being phased-in over a period of seven years. The reforms also include suspending cost-of-living benefits in all Pension Plans, limiting future retirement benefits payable to new members in the PERS and TPAF by increasing the service retirement age from 60 to 65 and the number of years needed to qualify for early retirement benefits from 25 to 30 years with a one quarter of 1 % reduction for each month under age 65, and reducing the special retirement benefit for new PFRS members from 65% of final compensation after 25 years of service and 70% of final compensation after 30 years of service to 60% of final compensation after 25 years and 65% after 30 years.

The 2011 Pension and Health Benefit Reform Legislation contains a provision stating that members of the Pension Plans now have a contractual right to the annual required contribution made by the State and local participating employers and failure by the State and local employers to make annual required contributions is deemed an impairment of the contractual right of each member. This language may limit the State’s ability to reduce or limit pension contributions in response to future budgetary constraints. Notwithstanding the foregoing, the State’s contributions are subject to annual appropriation by the State Legislature.

The pension reforms also include a change in the amortization method that calculates the amount of the UAAL that is included in the annual pension contribution. Under the new amortization method, the UAAL will be amortized over an open-ended 30 year period and assumed to be paid in level dollars in each year of the amortization period. In addition, beginning with the July 1, 2019 actuarial valuation, the UAAL will be amortized over a closed 30 year period until the remaining period reaches 20 years, when the amortization period will revert to an open-ended 20 year period. The State has indicated that this change in the amortization method will ensure that a portion of the UAAL is assumed to be retired in the year that the recommended rates calculated by the actuarial valuation are applied, assuming that the State makes the full actuarially recommended contribution.

The pension reforms also include the establishment of six new pension committees for the Pension Plans which, together with the State House Commission for JRS, will have the discretionary authority to modify various aspects of the Pension Plans once they meet a “targeted funded ratio”. The target funded ratio was initially set at 75% in Fiscal Year 2012 and increases annually in equal increments to 80% by Fiscal Year 2018. After reaching the targeted funded ratio, these committees (and the State House Commission for JRS) will have the discretionary authority to modify member contribution rates, the formula for calculation of final compensation or final salary, the fraction used to calculate a retirement allowance, and the age at which a member may be eligible for service and early retirement benefits. The committees will also have the authority to reactivate the cost of living adjustment on pensions and to modify the basis for the calculation of the cost of living adjustment and set the duration and extent of the activation when the targeted funded ratio is reached. However, no decision of the pension committees (or the State House Commission for the JRS) can be implemented if the direct or indirect result of the decision causes the projected funded ratio of the applicable Pension Plan to fall below the targeted funded ratio in any valuation period during the 30 years following the implementation of the decision as determined by the actuary for the applicable Pension Plan.

Alternate Benefit Program. In addition to these defined benefit programs, the State also maintains the Alternate Benefit Program (“ABP”), which is a defined contribution plan for eligible employees of the public institutions of higher education in the State. Employer and employee contributions under the ABP are paid to authorized investment carriers who offer participants a variety of investment choices. The seven investment carriers for this program are ING Life Insurance and Annuity Company, Met Life, TIAA- CREF, VALIC, AXA Financial (Equitable), The Hartford and Prudential Retirement. The State pays the employer pension contribution to the ABP at a rate equal to 8.0% of the member’s base salary. In addition, the State provides funding to cover the cost of noncontributory group life insurance and long-term disability insurance coverage for ABP participants. For Fiscal Years 2012 and 2013, the State contributed $178.5 million and $181.6 million, respectively, to cover pension contributions and to provide funding for noncontributory group life insurance and long-term disability benefits. For Fiscal Year 2014, the Fiscal Year 2014 Appropriations Act included $186.6 million to cover pension, noncontributory group life insurance, and long-term disability benefit costs. For Fiscal Year 2015, the Fiscal Year 2015 Appropriations Act includes $194.3 million to cover such benefit costs. Since the ABP is a defined contribution plan and not a defined benefit plan, the State’s sole obligation with respect to the ABP is to make the annual contributions and the State has no responsibility to ensure that the participating employees ultimately receive a level of benefit.

Defined Contribution Retirement Program. The State Legislature adopted legislation in the Fiscal Year ending June 30, 2007, P. L. 2007, c. 92, amended by P. L. 2007, c. 103, P. L. 2008, c.89, and P. L. 2010, c. 1, which required the establishment of the Defined Contribution Retirement Program (the “DCRP”). The DCRP includes a defined contribution plan providing pension benefits for elected and appointed officials, for certain PERS, TPAF, PFRS and SPRS employees with pensionable wages in excess of the Social Security wage base limit and certain part-time employees ineligible for membership in the PERS and TPAF. The DCRP also includes noncontributory group life insurance and long-term disability benefits for participants. The employee pension contribution rate for the DCRP is 5.5%. Employers are required to contribute an additional 3.0% of base salary on behalf of employees enrolled in the plan to fund pension benefits. With regard to PERS, TPAF, PFRS and SPRS members that are enrolled in the DCRP because their pensionable wages exceed the Social Security wage base limit, contributions are based on compensation in excess of the Social Security wage base limit.

Eligibility for membership in the DCRP was expanded in accordance with P. L. 2010, c. 1. Under this legislation, those who are no longer eligible for the PERS and TPAF because they work less than full-time are eligible to participate in the DCRP, provided their annual salary is $5,000 or higher.

For Fiscal Year 2014, the State contributed $1.2 million to the DCRP to cover pension benefit costs and $39,000 to cover insurance benefit costs. For Fiscal Year 2015, the Fiscal Year 2015 Appropriations Act includes $1,268,000 as the State’s pension contribution to the DCRP and $410,000 to cover insurance benefit costs.

Central Pension Fund. The State also administers the Central Pension Fund (“CPF”), which is a single-employer noncontributory defined benefit plan for special groups that are not included in other State-administered systems. The State funds the CPF on a pay-as-you-go basis. There are no State or local government employees covered by the CPF.

Noncontributory Life Insurance. The State funds noncontributory insurance benefit costs for active and retired State employees. State appropriations are received on a monthly basis to cover actual benefit charges incurred and payable to beneficiaries of active and retired State employees plus administrative fees charged by the insurance providers. The State funds these benefit costs on a pay-as-you-go basis and does not actuarially determine the future liability of these benefit costs; therefore benefit costs can fluctuate from year to year. For Fiscal Year 2014, the State contributed $76.7 million to cover noncontributory insurance benefit costs. For Fiscal Year 2015, the Fiscal Year 2015 Appropriations Act includes $79.1 million to fund noncontributory insurance benefit costs.

Post-Retirement Medical Benefits for State Employees

In addition to the pension benefits, the State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, SPRS, JRS and ABP; local retired TPAF and other school board employees; and some local PFRS retirees. To become eligible for this State-paid benefit, a member of these Pension Plans must retire with 25 or more years of pension service credit or on a disability pension. These benefits are provided through the State Health Benefits Program (“SHBP”) and the School Employees’ Health Benefits Program (“SEHBP”). The SHBP and the SEHBP are administered by the Division of Pensions and Benefits. The benefits provided include medical, prescription drug, and Medicare Part B and Part D reimbursement for covered retirees, spouses and dependents. In Fiscal Years 2014, the State paid PRM benefits for 135,011 State and local retirees.

The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Year 2014, the State contributed $1.396 billion to pay for pay-as-you-go PRM benefit costs incurred by covered retirees. For Fiscal Year 2015, the Fiscal Year 2015 Appropriations’ Act includes $1.701 billion as the State’s contribution to fund pay-as-you-go PRM costs. The increase in the State’s pay-as-you-go contribution is attributable to rising health care costs as well as an increase in the number of participants qualifying for State-paid PRM benefits at retirement. In addition, the State utilized available reserves in the State Health Benefits Program Fund to reduce the amount of funding required in Fiscal Year 2014 to cover incurred claim costs. As of September 8, 2014, the state believed that funding to cover the pay-as-you-go PRM benefit costs would continue to increase going forward. However, as a result of health reform measures enacted by the State in 2011, including a requirement that certain future retirees eligible for State-paid coverage contribute toward such coverage, the State believed the rate of growth in the State’s contribution should begin to decrease in the future.

In accordance with the provisions of Governmental Accounting Standards Board (“GASB”) Statements No. 43 and 45, the State is required to quantify and disclose its obligations to pay PRM to current and future retirees. Based on the most recent valuation of these benefits and as summarized in the report, “Postemployment Benefits Other Than Pension Actuarial Valuation,” submitted to the Division of Pensions and Benefits by Aon Hewitt in April 2014, the Fiscal Year 2013 actuarial accrued liability of the State to provide PRM to active and retired members of the Pension Plans, which is based upon GASB 43 results as of July 1, 2013, has been measured to be $53,000.1 million, an increase of $1,498 million or 2.91% as compared to the Fiscal Year 2012 actuarial accrued liability of $51,502.6 million. GASB Statement No. 45 does not impose any requirement on the State to pre-fund its PRM actuarial accrued liability.

Pension and Health Benefits Reform. On June 28, 2011, the Governor signed into law health benefits reform as part of the 2011 Pension and Health Benefits Reform Legislation which requires all public employees participating in the SHBP and SEHBP to contribute more toward their health insurance coverage. The legislation also requires certain future retirees eligible for State-paid health insurance coverage at retirement to contribute toward the cost of their post-retirement medical coverage. Specifically, the 2011 Pension and Health Benefits Reform Legislation requires active employees to pay a percentage of the premium for the level of coverage selected by the employee. The percentage will vary based on the employee’s base salary and the coverage level and will range from 3% for the lowest paid employees to 35% for the highest paid employees. For those employees employed as of June 28, 2011, the contribution rates will be phased-in over a four year period in increments of 25% per year. New employees hired on or after June 28, 2011 will be required to contribute at the full rate. The 2011 Pension and Health Benefits Reform Legislation established a minimum employee contribution of 1.5% of salary in the first year due to the 4-year phase-in provision; however, beginning in the second year of the 4-year phase-in period, which commenced in July 2012, most employees were required to pay a higher contribution based on the new percentage. By July, 2014, the 4-year phase-in period will be completed for most State employees. Pursuant to the 2011 Pension and Health Benefits Reform Legislation, future retirees eligible for PRM coverage who on June 28, 2011 had less than 20 years of creditable service will also be required to pay a percentage of the cost of their health care coverage at retirement under the new law provided they retire with 25 or more years of pension service credit. However, the percentage of the premium for which the retiree will be responsible will be determined based on the retiree’s annual retirement benefit and level of coverage.

In accordance with the 2011 Pension and Health Benefits Reform Legislation, two new Plan Design Committees have been formed, one for the SHBP and one for the SEHBP. These new committees have established new plan design options for participating employees and retirees in the SHBP and SEHBP with lower premiums in exchange for higher copayments, deductibles and other participant costs. The new plan design options include High Deductible Health Plans with a Health Savings Account component. The State Health Benefits Commission and the School Employees’ Health Benefits Commission approved the new plan design options on October 12, 2011, which were available to participants beginning January 1, 2012. The Commissions approved additional lower cost plan design options established by the design committees which were available to participants beginning January 1, 2014.

The total unfunded actuarial accrued liability (“UAAL”) for post-retirement medical benefits for which the State is liable increased by $1.498 billion or 2.91% between the July 1, 2012 and July 1, 2013 actuarial valuations from $51.503 billion to $53.0 billion. The State attributed this increase in the post-retirement medical UAAL to the State continuing to fund post-retirement medical benefits on a pay-as-you-go basis as opposed to prefunding benefits by making the actuarially recommended normal contribution and making a contribution toward the unfunded liability. The State believed the reduction in the post-retirement medical UAAL between the July 1, 2010 and July 1, 2011 actuarial valuations was mainly attributable to a change in the prescription drug Medicare integration from the Retiree Drug Subsidy to an Employer Group Waiver Program (EGWP) effective January 1, 2012. In addition, GASB regulations allow such federal payments and reimbursements under EGWP to be reflected in the total UAAL. As a result of the change in the prescription drug Medicare integration, the State’s portion of the total UAAL for post-retirement medical benefits decreased by an estimated $9.437 billion or 16% as of the July 1, 2011 actuarial valuation. The State believed reduction in the State’s portion of the total post-retirement medical UAAL between the July 1, 2010 and July 1, 2011 actuarial valuations was also attributable to the health reform measures included in the 2011 Pension and Health Benefits Reform Legislation, which lowered unfunded accrued liabilities by approximately 4.0% or $2.5 billion as of July 1, 2011.

REVENUE SOURCES AND STATE FUNDS

General Fund

The State’s governmental funds are the General Fund, which receives revenues from taxes that are unrestricted by statute, most federal revenue and certain miscellaneous revenue items; the Property Tax Relief Fund, which receives revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform; the Special Revenue Funds, which are used to account for resources legally restricted to expenditure for specified purposes; and the Capital Projects Funds, which are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. These funds are reported using the modified accrual basis of accounting, which measures cash and all other financial assets that can readily be converted to cash.

Property Tax Relief Fund

The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax that is constitutionally dedicated toward property tax reform. Revenues realized from the Gross Income Tax and derived from a tax rate of 0.5% imposed under the Sales and Use Tax are dedicated by the State Constitution. All receipts from taxes levied pursuant to the New Jersey Gross Income Tax on personal income of individuals, estates, and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts. The Property Tax Relief Fund was established by the New Jersey Gross Income Tax Act, N.J.S.A. 54A:9-25, approved July 8, 1976.

Proprietary Funds

Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.

Fiduciary Funds

Fiduciary Funds, which include State pension funds, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.

Component Units-Authorities

Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the eleven State colleges and universities including their foundations and associations.

FISCAL YEARS 2014 AND 2015

Estimated Revenues

Sales and Use Tax. The Sales and Use Tax collections for Fiscal Year 2015 are estimated to increase 5.5% from Fiscal Year 2014. Sales and Use Tax growth is based upon the assumed ongoing expansion of the State’s economy, which the State expected would continue to boost spending on taxable goods and services. In addition, growth in Sales and Use Tax collections is expected to increase due to the recent enactment of proposals to ensure that online businesses remit New Jersey Sales and Use Tax.

Gross Income Tax. The Gross Income Tax collections for Fiscal Year 2015 are estimated to increase 4.8% from Fiscal Year 2014. It is anticipated by the State that Gross Income Tax collections will resume more normal rates of growth after the large shortfall seen in final payments at the end of Fiscal Year 2014. The shortfall appears to have reflected unexpectedly low realizations of capital gains in calendar year 2013, probably related to upper-income taxpayers shifting a larger amount of capital gains realizations from 2013 back to 2012 in a larger-than expected response to the January 1, 2013 increase in federal tax rates. The growth rate in Gross Income Tax collections in Fiscal Year 2015 is expected to be moderately higher than the rate of personal income growth for State residents, reflecting the State’s progressive income tax rate structure.

Corporation Business Tax. The Corporation Business Tax collections for Fiscal Year 2015 are estimated to increase 6.5% from Fiscal Year 2014. Corporation Business Tax collection growth has been sluggish in this economic recovery, with large variations from year to year. The anticipated increase in growth in Fiscal Year 2015 partly reflects legislative changes designed to address the results of court decisions that have enabled corporations to limit their New Jersey liabilities, as well as an administrative initiative to step up collections. However, there is the potential that increased usage of recently-granted business tax incentives will limit the growth of Corporate Business Tax collections.

Casino Revenues. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. They include casino parking fees, per room per day fees on casino hotel rooms, and a tax on multi-casino progressive slot machine revenue. Collections for Fiscal Year 2015 are estimated to increase 17.6% from Fiscal Year 2014, largely reflecting a step-up in revenues from Internet gaming. Recent announcements of closing of a number of Atlantic City casinos may impact the growth of casino revenues.

Non-Recurring Resources. The utilization of non-recurring resources totals approximately $1.2 billion and represents approximately 3.6% of Fiscal Year 2015 appropriations, a reduction from the 13.2% that supported Fiscal Year 2010 appropriations. Non-recurring resources include various fund transfers of $24.4 million, $43.5 million in business tax revenues which are anticipated to be collected in Fiscal Year 2015 but which, as a result of previously enacted business tax reductions, is not expected to be collected in future years, and $150.0 million of legal settlements. The $1.2 billion in non-recurring resources also includes $1.0 billion in appropriation reductions and offsets: $391.4 million of debt restructuring/defeasance savings; $324.0 million of funding from the New Jersey Turnpike Authority that is being utilized to offset appropriations to New Jersey Transit; a $175.0 million non-appropriation of amounts relating to the Business Employment Incentive Program; and $50.0 million of professional boards revenue that is being used to offset the Department of Law and Public

Safety salaries. Non-recurring resources do not include pension savings of $887 million in Fiscal Year 2014 and $1.45 billion in Fiscal Year 2015 resulting from the decision to fund the normal contribution only.

Revised Fiscal Year 2014 revenue estimates include approximately $91.6 million from the enhancement of certain tobacco bonds. It is estimated by the State that the arrangement that produces this revenue is expected to also result in a reduction of General Fund revenue over six or more years beginning in Fiscal Year 2017, and the prospect of substantial additional General Fund revenue beginning in Fiscal Year 2041.

Potential Impacts on Fiscal Year 2014 and Fiscal Year 2015 Revenues

Fiscal Year 2014 State revenue collections assumed at the time the Governor issued the Governor’s Revenue Certification for the Fiscal Year 2015 Appropriations Act were estimated to be $1.3 billion lower than the original Fiscal Year 2014 estimate made at the time of the enactment of the Fiscal Year 2014 Appropriations Act based on actual collections through May 31, 2014, and assuming the remainder of Fiscal Year 2014 is in line with the projections. However, cash collections of major State revenues for Fiscal Year 2014 through the end of June, 2014 were $274.9 million less than at the time such certification was made. Corporate Business Tax collections were $208.0 million less than anticipated, and there were also shortfalls in proceeds from the State lottery ($41.0 million), the transfer-inheritance tax ($26.3 million), and casino revenues ($16.8 million). Sales and Use Tax collections were $46.7 million higher than anticipated, while Gross Income Tax collections were $5.0 million above target. The process of finalizing the Fiscal Year 2014 Comprehensive Annual Financial Report (“CAFR”) is ongoing and is subject to audit. Taking into account additional anticipated lapses in spending and other revenue adjustments, the State, at this time, continues to work toward, but cannot give assurances of, realizing a final undesignated fund balance of $300 million for Fiscal Year 2014.

In Fiscal Year 2014 casino revenues are less than anticipated by $153.9 million primarily due to Internet gaming getting off to a slower than anticipated start. The Fiscal Year 2015 Appropriations Act anticipates a $40.5 million increase in casino revenues from the reduced Fiscal Year 2014 amount. Virtually all of the anticipated increase reflects a substantial increase in the growth of Internet gaming, as it becomes more established in the marketplace. Recent announcements of closings of a number of Atlantic City casinos may negatively impact the growth of casino revenues.

State revenue collections for Fiscal Year 2015 as contained in the Fiscal Year 2015 Appropriations Act include an estimate of $150 million in settlements by the Department of Law & Public Safety. The State believes it is possible that these anticipated revenues will not be realized in Fiscal Year 2015.

Recent Developments

Government Accounting Standards Board (“GASB”) Statement No. 67, which supersedes financial reporting requirements for pension plans under GASB Statement No. 25, becomes effective for financial statements for periods beginning after June 15, 2013. The Fiscal Year 2014 Division of Pensions and Benefits financial statements are in compliance with this new accounting standard. The Plans’ actuaries have completed preliminary audit reports that reflect the new required calculations. As expected, these changes increase pension liabilities and decrease funded levels for financial reporting purposes. The State notes that GASB statements solely govern financial reporting. This new method does not cause a change with respect to the calculation of the State’s statutory liabilities or its funding or budgetary requirements.

Federal Aid

Actual federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2011 through 2013, which are non-budgeted revenues, amounted to $11,195.3 million, $10,665.0 million and $10,797.0 million, respectively. Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2014 are estimated as of June 30, 2014 to be $12,712.9 million. Such estimate is subject to adjustment pending completion of the annual audit. Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2015 as contained in the Fiscal Year 2015 Appropriations Act are estimated to be $14,546.7 million. Such federal aid receipts for Fiscal Year 2015 are composed of $8,695.6 million for health related family programs under Titles XIX and XXI, $444.3 million for social services block grants, $1,222.3 million for other human services, $832.6 million for Title I and other education, $469.1 million for labor, $2,260.3 million for transportation, and the remainder for all other federal aid programs.

The federal Disaster Relief Appropriations Act of 2013 (the “Disaster Relief Act”), which was signed into law on January 29, 2013, appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to various federal agencies to assist states and local communities with the impacts of Super Storm Sandy, including funding provided directly to private homeowners and businesses. Leveraging available resources, New Jersey has launched more than 50 programs and initiatives to help Sandy-impacted homeowners, renters, businesses, and communities recover and rebuild.

The State is administering programs funded by a number of federal funding streams. Some of these funding streams require the State or other grantee to contribute a non-federal cost share, also known as “match.” The following is a list of some of the major programs administered by the State that contain a non-federal cost share obligation, along with the State’s intended means of satisfying the match: The Federal Emergency Management Agency’s (“FEMA”) Public Assistance program contains a 10 percent match requirement. As of August 8, 2014, FEMA has obligated approximately $352 million in connection with State Public Assistance projects. The State intends to address the vast majority of this match obligation using Community Development Block Grant—Disaster Recovery (“CDBG-DR”) funding received from the U.S. Department of Housing and Urban Development. FEMA’s Hazard Mitigation Grant Program contains a 25 percent match requirement. The State intends to address this match responsibility utilizing soft match generated by in-kind sources. Projects authorized by the Federal Highway Administration (“FHWA”) carry a 10 to 20 percent non-federal cost share, depending on the project. Based on September 8, 2014 projections, the State estimated that the non-federal cost share for FHWA projects would approach $66 million. The State intended to address this match obligation with CDBG-DR funds. The U.S. Environmental Protection Agency allocated $229 million to New Jersey to address the impacts to water and wastewater systems across New Jersey. The State intended to address the 20 percent match obligation with CDBG-DR funds. The U.S. Army Corps of Engineers (“Army Corps”) received funding from the Disaster Relief Act to replenish previously constructed beaches, and also to fund the construction of previously authorized, but unconstructed engineered beach systems along the New Jersey coastline. Under the Act, previously authorized projects that received construction funds in the last three years are funded 100 percent by the Army Corps. All other previously-authorized, but unconstructed projects have a cost share of 35 percent. In addition, the Army Corps is studying certain regions to determine whether additional projects should be pursued. Generally, the Army Corps funds these studies at 50 percent. The State intended to finance this match obligation as provided by the Disaster Relief Act, which would require repayment from State resources. As of September 8, 2014, it was anticipated that dedicated Shore Protection funding would support the match.

As recovery progresses, the State believes it is likely that some projections may understate or overstate the State’s actual non-federal cost share needs across all federal funding sources. The State has appropriated $40 million to support any unanticipated costs, including expected problems identifying funding to support the non-federal cost share. As of September 8, 2014, the State had expended approximately $16 million of the initial $40 million in funding, and anticipated the balance of funding available would be sufficient to support any unexpected funding issues related to Super Storm Sandy.

On August 8, 2014, the President signed HR 5021, which is slated to extend federal highway funding through May 31, 2015. This is an interim solution until a long term plan can be agreed to by the Congress and the Obama Administration. It is assumed by the State that funding is to once again be continued beyond May 31, 2015. New Jersey’s Transportation Capital program totals $3.7 billion, $1.5 billion of which is federally funded.

Appropriations

State Appropriations—Fiscal Year 2011 through Fiscal Year 2015

The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2011 through 2014 in the amounts of $204.7 million, $276.9 million, $410.6 million and $319.7 million, respectively. The Fiscal Year 2015 Appropriations Act includes an appropriation in the amount of $404.8 million, representing principal and interest payments for general obligation bonds. This appropriation reflects anticipated savings from utilizing available, uncommitted amounts held in general obligation bond funds, available bond premium from the sale of general obligation bonds in May 2013, normal increases in scheduled payments for existing general obligation bond debt service, and planned future issuances of bonds.

The Fiscal Year 2015 Appropriations Act also provides $2,907.2 million for debt service on obligations supported by State revenue subject to annual appropriation. This amount differs from the amounts shown on pages I-40 and I-41 due to appropriation offsets from reductions resulting from the refunding of debt service, taking into account projected increases in debt service due to planned future issuances of bonds and notes, premium from the sale of obligations supported by State revenue subject to annual appropriation, the termination of letters of credit and normal reductions in scheduled payments for existing debt service on such obligations.

Funding for the Fiscal Year 2015 Transportation Capital Plan includes $1,061.6 million in Transportation Trust Fund Authority (“TTFA”) bonds to be issued during the fiscal year. If all of such bonds are issued, for Fiscal Year 2016, the final year of the current five-year statutory authorization, the total remaining debt that could be issued would be limited to $626.8 million. The State is considering its options with respect to future transportation funding. The total Fiscal Year 2015 appropriation for debt service on general obligation bonds and obligations supported by State revenue subject to annual appropriation is $3,312.0 million or approximately 10.2% of total State appropriations for Fiscal Year 2015.

The Fiscal Year 2015 Governor’s Budget Message provided a 3/7ths ($1.582 billion) and 4/7ths ($2.250 billion) actuarially recommended contribution for Fiscal Year 2014 and Fiscal Year 2015 respectively. In response to significant shortfalls in resources disclosed six weeks before the close of Fiscal Year 2014, the Governor issued Executive Order No. 156 on May 20, 2014, which directed the Budget Director to place into reserve such amounts appropriated for the State’s Fiscal Year 2014 pension contribution necessary to ensure that the State does not end Fiscal Year 2014 with a deficit. The reduction in resources in Fiscal Year 2014 also required an adjustment to spending levels in Fiscal Year 2015. As a result, the defined benefits pension contributions were adjusted to fund the employer normal cost of $695.7 million for Fiscal Year 2014 and $680.6 million for Fiscal Year 2015, generating appropriation reductions of $887 million and $1.569 billion per fiscal year, respectively. This resulted in net budget savings of $1.451 billion in Fiscal Year 2015 because of an associated reduction in revenues of $118.3 million, since the State is reimbursed by non-state funded programs for a portion of fringe benefit expenses paid from those programs.

The breakdown of the $680.6 million Fiscal Year 2015 appropriation for the State’s defined benefit pension contribution on behalf of employees whose benefits are funded by the State is as follows: State ($216.0 million), PreK-12 education ($379.2 million), local government ($66.2 million), and higher education ($19.2 million). The pension contribution funds the entirety of the employer normal cost or the value of the accrued benefits for current employees during the corresponding plan year.

The Fiscal Year 2015 Appropriations Act appropriation for active and retired employees’ health benefits includes $21.4 million to fund the Transitional Reinsurance Program Fee and the Patient Centered Outcomes Research Institute Fee as required by the federal Patient Protection and Affordable Care Act (“PPACA”). The Fiscal Year 2015 Appropriations Act also anticipates total contributions of $338 million due to an increase in employee health contributions. This amount represents an additional savings of $105.5 million compared to Fiscal Year 2014. The 2011 pension and health benefits reforms (P. L. 2011, c. 78) changed employee contributions from a percentage of salary (1.5%) to a percentage of medical and prescription drug premium costs, whichever is greater. The premium-based contributions are being phased-in over a four year period. In Fiscal Year 2015, the last year of the phase-in, those percentages are estimated by the state to range from 3% to 35%, based on employee salary.

The Fiscal Year 2015 Appropriations Act provides $8,580.6 million in PreK-12 formula aid, an increase of $6.6 million from Fiscal Year 2014. This increase largely supports enrollment growth for Preschool Education Aid. Fiscal Year 2015 also includes two new aid categories, each appropriated at $13.5 million to support enrollment changes in districts and the procurement of technology required for the new online Partnership for Assessment of Readiness for College and Careers (“PARCC”) assessments. The methodologies used to calculate aid in both Fiscal Years 2014 and 2015 are different than the statutory funding formula.

Risks That May Lead to Increased Appropriations

Fiscal Year 2015 appropriations are based on an estimate of various costs. There are various factors that could result in expenditures significantly higher or lower than current forecasts. For example, medical costs for Medicaid and for State employee health care costs could fluctuate based on actual utilization rates and varying prescription drug prices and rebates. In addition, the State contracts with managed care organizations (“MCOs”) to provide services to most Medicaid clients at an annual State cost of approximately $2.4 billion, which for the first time, includes the cost of the home and community-based services portion of managed long term services and supports.

Finally, Medicaid resources assume recoveries from fraud, national settlements, and other sources that have been historically difficult to predict. Projected costs in these areas are closely monitored and constantly updated.

The Fiscal Year 2015 Appropriations Act reduced the Governor’s recommendations for Executive Branch salary increases and FICA payments by a total of $40 million. Executive Branch agencies have been directed to assume no funding will be available for salary growth, and to manage their staffing levels accordingly.

As of September 8, 2015, the State had been working to meet a September 30, 2014 deadline for compliance with federal Commercial Driver’s License Information System (“CDLIS”) modernization requirements. If the State’s testing phase of the CDLIS modernization is not certified by the deadline, the federal government may withhold up to 5% of federal fiscal year 2015 highway funding (approximately $45 million to $55 million). The State is making every effort to achieve compliance by the deadline.

Fiscal Year 2014 snow removal costs were $128 million. The winter of 2013-2014 was extraordinarily snowy compared to past seasons. The Fiscal Year 2015 Appropriations Act includes a base allocation of $10.3 million for snow removal, and the Budget Director is authorized to provide supplemental appropriations for costs in excess of the base. Prior to Fiscal Year 2014, these annual supplementals had averaged approximately $20 million.

Any of these factors could result in increased State costs and could require supplemental appropriations. The State’s projected Fiscal Year 2015 ending fund balance, $388 million, provides some flexibility to address such potential increased costs.

Appropriations of Federal Aid

The Fiscal Year 2015 Appropriations Act anticipates additional savings from the health care expansion implemented pursuant to PPACA. Since the State already has a very extensive Medicaid program, this expansion has the benefit of 100% federal funding for certain populations, such as FamilyCare adults and those on General Assistance, that the State had already been funding on a 50/50 basis with the federal government prior to January 1, 2014. The additional savings from a full year of 100% federal funding of these populations is estimated to reduce the State’s Fiscal Year 2015 Medicaid costs by $206 million after accounting for additional costs from the individual mandate and associated tax penalties that may encourage additional enrollment in the regular Medicaid program, which is expected to maintain its 50/50 State/federal cost share. However, the State projects that other PPACA imposed fees will increase State Medicaid and State Health Benefits costs by $60.6 million. Due to the unprecedented nature of the individual mandate, actual costs related to enrollment could be significantly higher or lower than those estimated in the Fiscal Year 2015 Appropriations Act. While early enrollment figures for populations still funded with State funds have been lower than anticipated and have triggered downward revisions to projected costs, an unknown but believed to be significant number of applications are still awaiting eligibility determinations at county welfare agencies and may result in increased State costs. The State reserves the right to file a State plan amendment to withdraw from the program expansion which expanded medical coverage.

In addition, Medicaid disallowances may be issued in federal fiscal year 2014 (which ends September 30, 2014) or 2015 (which ends September 30, 2015) based on a series of federal Office of the Inspector General program audits of claim documentation and cost allocation methodologies. The Department of Human Services disputes these findings and is taking steps to minimize the final impact of these audits. As of September 8, 2014, fourteen audits totaling approximately $407.5 million were in draft or final form, but due to possible revisions or appeals, the final amounts and timing of any repayments are uncertain. As of September 8, 2014 the State had reserved $68.2 million in federal revenues to offset these potential disallowances.

As of September 8, 2014, the effort to evaluate the effects of the federal Budget Control Act of 2011 were ongoing. However, the impact of the federal fiscal year 2015 reductions and the programs impacted could not be determined until the federal fiscal year 2015 budget process was completed.

State Unemployment Insurance Trust Fund

In Fiscal Year 2014, the Unemployment Insurance Trust Fund (the “Trust Fund”), which provides funding for unemployment benefits in the State, received approximately $2.7 billion in contributions from employers and workers while paying out approximately $2.4 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2015, contributions from employers and workers are expected to approximate $3.1 billion, while regular State unemployment benefits are expected to approximate $2.4 billion. The $3.1 billion estimate of contributions assumes no increases in tax rates compared to Fiscal Year 2014. As of July 11, 2014, the State’s trust fund balance, on a cash basis, was $216.2 million.

Under State law, the State unemployment tax rate charged to employers during a fiscal year is determined by State statutory formula based on the status of the Trust Fund in relation to total taxable wages as of March 31st of the preceding fiscal year. For Fiscal Year 2015, the statutorily calculated employer tax rate is to remain the same as it was for Fiscal Year 2014. The State began borrowing from the federal government to pay benefits in Fiscal Year 2009. As of July 11, 2014, there were no outstanding loans for unemployment insurance benefits and no borrowing is anticipated in Fiscal Year 2015. The Fiscal Year 2015 contributions estimate above assumes no increase in the State employer tax rate and the minimal base Federal Unemployment Tax Act rate of 0.6%. No change in the employee rate has occurred.

Summary of Appropriations

Of the total Fiscal Year 2015 decrease in appropriations of $691.8 million, the largest decrease, $486.6 million, is in Direct State Services. This 6.7% decrease reflects reductions in pension payments for State employees. The 3.3% decrease in State Aid is predominantly attributable to reductions in pension payments for school district employees. The 12.7% increase in Capital Construction is primarily due to increases in debt service on TTFA bonds and New Jersey Building Authority bonds. The 26.6% increase in Debt Service in Fiscal

Year 2015 reflects normal increases in scheduled payments for existing general obligation bond debt service and planned future issuances of general obligation bonds.

Programs Funded Under Recommended Appropriations in Fiscal Year 2015

Of the $32,537.8 million appropriated for Fiscal Year 2015 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $13,656.4 million (42.0%) is appropriated for State Aid, $10,075.3 million (31.0%) is appropriated for Grants-in-Aid, $6,827.6 million (21.0%) is appropriated for Direct State Services, $1,573.7 million (4.8%) is appropriated for Capital Construction and $404.8 million (1.2%) is appropriated for Debt Service on State General Obligation Bonds.

State Aid

State Aid is the largest portion of Fiscal Year 2015 appropriations. These consist of payments to, or on behalf of, local government entities including counties, municipalities and school districts, to assist them in carrying out their local responsibilities.

The largest State Aid appropriation, in the amount of $11,943.6 million, is appropriated for local preschool, elementary and secondary education programs. Of this amount, $8,580.6 million in formula aid for PreK-12 education, including School Choice Aid, is to be distributed. Fiscal Year 2015 also includes two new aid categories, each appropriated at $13.5 million to support enrollment changes in districts and the procurement of technology required for the new online PARCC assessments. The methodologies used to calculate aid in both Fiscal Year 2014 and 2015 are different than the statutory funding formula. In addition to formula aid for PreK-12 education, $519.8 million is appropriated for debt service on School Construction Bonds issued by the New Jersey Economic Development Authority, $56.0 million is appropriated in School Building Aid to school districts, and $57.8 million is appropriated for School Construction Debt Service Aid to school districts. Also, $2,411.7 million is appropriated on behalf of school districts as the employers’ share of the Social Security and teachers’ pensions and benefits programs, including debt service on pension obligation bonds.

Appropriations to the Department of Community Affairs total $717.9 million in State Aid for Fiscal Year 2015. Consolidated Municipal Property Tax Relief Aid is appropriated in the amount of $575.9 million. These appropriations also include $121.5 million for the Transitional Aid to Localities program. Under this program, aid is awarded through a competitive process and requires recipient local units to submit to additional State oversight, with the goal of reducing reliance on this aid in the future.

Appropriations for the Department of Human Services total $476.1 million in State Aid for Fiscal Year 2015. The principal programs funded by these appropriations are $338.8 million for various income maintenance programs for the economically disadvantaged and $130.2 million for patients in county psychiatric hospitals.

Appropriations for the Department of the Treasury total $437.4 million in State Aid for Fiscal Year 2015. The principal programs funded by these appropriations are aid to county colleges ($203.9 million) and the cost of property tax deductions paid to municipalities for seniors, citizens with disabilities, and veterans ($69.5 million). Also, $129.4 million is appropriated on behalf of local governments to fund a portion of the employers’ share of certain police and firemen’s pensions and benefits programs, including debt service on pension obligation bonds.

Grants-in-Aid

The second largest portion of the appropriations in Fiscal Year 2015 is for Grants-in-Aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of services on behalf of the State. The amount appropriated in Fiscal Year 2015 for Grants-in-Aid is $10,075.3 million.

$5,526.3 million is appropriated for programs administered by the Department of Human Services. Of that amount, $4,087.9 million is for medical services provided under the Medicaid program (excluding FamilyCare), $663.4 million is for community programs for individuals with developmental disabilities, $373.3 million is for community programs for individuals with mental illness, $43.9 million is for health insurance for adults and children through the FamilyCare program, $172.0 million is for assistance programs for the economically disadvantaged and homeless, $74.6 million is for Pharmaceutical Assistance to the Aged and Disabled, $46.2 million is for other programs for the aged, and $32.9 million is for addiction services.

$776.1 million is appropriated for the Department of the Treasury. Included in this amount is $374.2 million for the Fiscal Year 2015 Homestead Benefit Program, which is to provide credits directly on local property tax bills for eligible homeowners. Eligible seniors and disabled homeowners earning up to $150,000 and all other eligible homeowners earning up to $75,000 will receive benefits under the same formula as in Fiscal Year 2012. Also included in the appropriation is $199.6 million for the Senior and Disabled Citizens’ Property Tax Freeze, which reimburses eligible senior and disabled homeowners earning up to $70,000 for increases in property taxes paid compared to their first year of program eligibility. Fiscal Year 2015 will be the fourth consecutive year of the current program. The appropriation for the Department of the Treasury also includes $63.8 million for energy assistance programs in the Board of Public Utilities. There is no appropriation in Fiscal Year 2015 for Business Employment Incentive Program (“BEIP”) grants. See Note 10 in the 2013 CAFR for a discussion of long-term obligations concerning BEIP grants.

$817.7 million is appropriated for programs administered by the Department of Children and Families. Of that amount, $433.7 million is for child protective and permanency services, $320.0 million is for children’s system of care services, and $64.0 million is for community programs intended to prevent child abuse and neglect.

$734.8 million is appropriated for State colleges and universities. Other higher education appropriations are $563.3 million for various grant programs including $416.8 million for student financial assistance, $50.2 million for debt service on the Higher Education Capital Improvement Program, $48.4 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, the Higher Education Facilities Trust Fund and the Higher Education Technology Infrastructure Fund, and $43.8 million for University Hospital. In addition, $954.2 million is appropriated for fringe benefit costs of employees of State higher education institutions.

$314.1 million is appropriated for programs administered by the Department of Health. Of that amount, $131.5 million is for Health Care Systems Analysis, $86.0 million is for the Early Childhood Intervention Program, $44.9 million is for Public Health Protection Services, and $21.7 million is for AIDS services.

$104.8 million is appropriated for the Department of Corrections (including the State Parole Board), consisting of $66.0 million for the purchase of community services, $36.1 million for alternative parole programs and $2.7 million for payments to county penal facilities to house State inmates.

$40.3 million is appropriated for the Department of Transportation for bus and railroad subsidies. The Fiscal Year 2015 appropriation for transit is supplemented by $295.0 million from the New Jersey Turnpike Authority and $32.9 million from the Clean Energy Fund.

Direct State Services

The third largest portion of the appropriations in Fiscal Year 2015 is to Direct State Services, which supports the operation of State government’s departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In Fiscal Year 2015, appropriations for Direct State Services aggregate to $6,827.6 million. Some of the major appropriations for Direct State Services during Fiscal Year 2015 are described below.

$2,169.9 million is appropriated in the Interdepartmental Accounts for fringe benefits for active and retired State employees, including health benefits ($1,406.7 million), pensions and non-contributory insurance ($261.4 million), employer taxes ($367.1 million), and a portion of the debt service on State Pension Funding bonds ($134.7 million) issued by the New Jersey Economic Development Authority. In addition, $62.5 million is appropriated for Fiscal Year 2015 to fund across-the-board (“ATB”) salary increases and contractual employee increments for eligible employees. Contracts provide a 1.75% ATB for most civilian employees and ATB increases of 1 % to 1.5% for most public safety employees. Ratified agreements do not provide any other salary increases in Fiscal Year 2015

$942.6 million is appropriated for the Department of Corrections (including the State Parole Board) and $491.8 million is appropriated for the Department of Law and Public Safety (including the Juvenile Justice Commission). Among programs funded by these appropriations are the administration of the State’s correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

$607.0 million is appropriated for programs administered by the Department of Human Services. Of that amount, $467.4 million is appropriated for programs for individuals with mental illness and individuals with developmental disabilities, including the operation of four psychiatric institutions ($285.3 million), and seven developmental centers ($125.5 million); $43.1 million is appropriated for administration of the various income maintenance programs, including Work First New Jersey; and $36.1 million is appropriated for administration of the Medicaid program.

$278.2 million is appropriated for programs administered by the Department of Children and Families for various children’s services programs.

$214.1 million is appropriated for the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities.

$93.4 million is appropriated for the Department of Labor and Workforce Development for the administration of programs for workers compensation, unemployment and temporary disability insurance, workforce development, health safety inspection, and the Civil Service Commission.

$47.4 million is appropriated for the Department of Health for the prevention and treatment of diseases, regulation of health care facilities and the uncompensated care program.

$45.2 million is appropriated for the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and winter operations.

Capital Construction

Capital Construction is funded by a combination of “pay-as-you-go” appropriations and bond proceeds. The Fiscal Year 2015 Appropriations Act includes appropriations of $1,573.7 million for capital construction pay-as-you-go and debt service on bonds issued to fund capital construction. This amount includes $1,264.0 million for transportation capital construction, of which $1,260.0 million is for debt service credited to the Transportation Trust Fund Subaccounts of the General Fund. Of the remainder, $97.7 million is for payments for debt service on bonds issued for open space and farmland preservation and is being credited to the Garden State Preservation Trust Fund Account of the General Fund, and $101.9 million is for debt service on New Jersey Building Authority bonds. Pay-as-you-go appropriations include $43.4 million for hazardous substance remediation and brownfields, $31.5 million for shore protection and flood control projects, $16.0 million for capital improvements for parks, forestry and wildlife management areas, and $19.1 million for Statewide life safety and emergency projects.

All appropriations for such capital projects are subject to the prior review and recommendation of the New Jersey Commission on Capital Budgeting and Planning (the “Commission”). The Commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Capital Improvement Plan is also required to include a report on the State’s overall debt. This debt report includes information on the outstanding general obligation debt and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The report also provides similar information on capital leases and installment obligations. P. L. 2009, c. 304, enacted in January 2010, requires that the debt report also include data on other State liabilities as reported in the CAFR, as well as the unfunded actuarial accrued liability for pension plans and the actuarial accrued liability for other post-employment medical benefits.

For Fiscal Year 2015, requests for Capital Construction funding were substantially greater than the amount recommended by the Commission. The appropriations for Capital Construction contained in the Fiscal Year 2015 Appropriations Act are largely based on the recommendations of the Commission. There can be no assurance that the amounts appropriated are sufficient to maintain or improve the State’s capital facilities and infrastructure assets, or that such capital funding requests is not expected to be substantially greater in future years.

LITIGATION

The following are cases pending or threatened, as of September 8, 2014, in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

Bacon v. New Jersey Department of Education. On September 8, 2014, the Bacon districts (sixteen rural, poor school districts) filed a verified complaint and order to show cause in the New Jersey Superior Court, Law Division. The Bacon districts previously had a multi-year administrative litigation (which ended in 2006) against the New Jersey Department of Education (“DOE”) to determine whether the prior funding formula under the Comprehensive Educational Improvement and Financing Act (“CEIFA”) was unconstitutional as applied to the Bacon districts. While factual findings were made that the Bacon districts were not providing a thorough and efficient education to their students, in March 2008, the Appellate Division ordered the DOE Commissioner to conduct a needs assessment of the Bacon districts to determine whether the School Funding Reform Act of 2008 (“SFRA”) provided sufficient funds to the Bacon districts in order to provide a thorough and efficient education to their students. The reports concluded that sufficient funds were available but also directed regionalization studies, training and technical assistance. Plaintiffs allege that because the Bacon districts had not received the State aid required under SFRA, the Bacon district students were being deprived of a thorough and efficient education as called for in the State Constitution. The Plaintiffs seek an order “requiring the provision of K-12 funding, preschool, facilities improvements and other measures as determined necessary to remedy the continuing constitutional violation” in the Bacon districts. The State has indicated that it intends to vigorously defend this matter.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County against the Department of Environmental Protection (“NJDEP”). FiberMark’s complaint asserted claims against NJDEP under the New Jersey Eminent Domain Act, N.J.S.A. 20:3-1 et seq., Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments of the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. Specifically, FiberMark alleged that NJDEP was responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claimed that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the Industrial Site Recovery Act statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen. FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and has suffered damages from NJDEP’s alleged illegal discharges of leachate onto Warren Glen, and that NJDEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, NJDEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related federal case, FiberMark North America Inc. v. Jackson. At the conclusion of FiberMark’s presentation of its case at trial, NJDEP moved to dismiss the matter, which the court granted. On May 26, 2009, FiberMark filed several motions with the trial court and filed a notice of appeal with the Appellate Division. On July 6, 2009, FiberMark filed a motion with the Appellate Division requesting the Appellate Division compel the trial court to decide the motions previously filed with the trial court. By order dated September 18, 2009, the Appellate Division temporarily remanded the matter for 30 days to the trial court to rule on the post-judgment motions. On October 23, 2009, the trial court issued a decision from the bench denying FiberMark’s motions. On August 5, 2011, the Appellate Division issued a decision affirming the trial court’s decision in part, reversing in part and remanding for further proceedings.

The Appellate Division affirmed the trial court’s dismissal of FiberMark’s continuing trespass, continuing dangerous condition and inverse condemnation claims and the trial court’s denial of FiberMark’s motion to amend its pleadings. The Appellate Division agreed with the trial court’s conclusion that FiberMark should not be permitted to seek damages based on allegations that FiberMark sold Warren Glen for a reduced amount after an option for the sale of the property fell through on account of the leachate.

However, the Appellate Division reversed the trial court’s dismissal of the nuisance claim and remanded this claim to the trial court. The Appellate Division also held that FiberMark should be permitted to seek reimbursement for the costs it incurred in continuing to operate the leachate treatment lagoons after it stopped operating the paper mill.

The trial court has declined to stay the proceedings on remand, and NJDEP filed a motion for summary judgment on the nuisance claims remanded to the trial court on October 5, 2011. On February 22, 2012, the jury returned a verdict in favor of NJDEP, finding that NJDEP did not commit a nuisance. On March 7, 2012, FiberMark filed a motion seeking a new trial, which was denied by the trial court. FiberMark appealed the trial court’s denial and in a May 27, 2014 decision, the Appellate Division affirmed the decision below that NJDEP did not commit a nuisance. The State has indicated that it is vigorously defending this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the NJDEP, the Commissioner of NJDEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A. (“Repsol”), YPF, S.A. (“YPF”), YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation (“Diamond Shamrock”), a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things,

(a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing NJDEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding NJDEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting NJDEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that NJDEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance, (g) an order imposing on the Plaintiffs an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (h) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (i) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the New Jersey Department of Agriculture (“NJDA”), New Jersey Transit and the New Jersey Department of Transportation (“NJDOT”), among others, seeking contribution from each of these third party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a discharger under the Spill Act. With respect to the NJDA, Maxus and Tierra allege that mosquito spraying conducted by the NJDA in the vicinity of the Passaic River or its tributaries contributed to the contamination in the Passaic River. NJDOT and NJDA joined in separate motions to dismiss portions of the third party complaint filed by Maxus and Tierra. In December 2010, the Special Master assigned to this matter recommended the dismissal of certain of Maxus and Tierra’s counterclaims against Plaintiffs and cross claims against the State, as a third-party defendant. Specifically, the Special Master recommended dismissal of Maxus and Tierra’s claims: (1) against NJDEP and the State involving their regulatory roles, including those for failure to enforce the law; (2) involving the State’s ownership of submerged lands; (3) alleging that NJDEP and/or the State improperly issued certain permits; (4) against NJDEP involving spraying of DDT; (5) against NJDEP and the State involving the Kearny Oil Lake site; and (6) against NJDEP and the State alleging violation of the Public Trust Doctrine. Maxus and Tierra appealed the Special Master’s recommendation to the court. On March 8, 2011, the court adopted the Special Master’s recommendations and dismissed certain of Maxus and Tierra’s claims against NJDEP and all of the claims against the State, as third party defendant and issued an order to that effect on May 11, 2011.

On July 19, 2011, the court ruled that Occidental, as the successor to Diamond Shamrock is strictly, jointly and severally liable under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged by Diamond Shamrock from the Lister Avenue Site into the Passaic River between 1951 and 1969. A similar judgment was rendered under the Spill Act against Tierra on August 24, 2011, on the basis that Tierra, the current owner of Diamond Shamrock’s Lister Avenue Site, knowingly took title to the contaminated Lister Avenue Site. The court also granted Occidental’s motion for partial summary judgment against Tierra, finding that Tierra was liable to Occidental in contribution on the same basis. On that same date, Occidental also obtained a judgment against Maxus on a claim for indemnity under a 1986 Stock Purchase Agreement, whereby Occidental purchased all of the stock of Diamond Shamrock from Maxus. The court found that Maxus was liable to Occidental in perpetuity for any cleanup and removal costs paid by Occidental as the successor to Diamond Shamrock. On May 21, 2012, the court granted the State’s motion for partial summary judgment against Maxus on liability, finding Maxus, as the alter ego of Tierra, strictly liable, jointly and severally under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged at and from the Lister Avenue site. The judgment against Maxus concluded the liability phase of the action.

Both the Plaintiffs and Occidental have alleged that Repsol and YPF committed a fraud upon both parties by systematically stripping assets from Maxus and leaving Maxus unable to satisfy any Passaic River cleanup liabilities that may be imposed on it.

On January 22, 2013, attorneys for the Plaintiffs and several hundred Third-Party Defendants (including NJDOT and NJDA) informed the court that they reached preliminary agreement on a proposed Consent Judgment to settle certain claims. On March 23, 2013, the State informed the court that a super-majority of the Third-Party Defendants had approved the Consent Judgment. On October 28, 2013 the Consent Judgment was submitted to the court for approval and was approved on December 12, 2013.

On April 15, 2013, attorneys for the Plaintiffs and Defendants Tierra; Maxus; Maxus International Energy Company; Repsol; YPF; YPF Holdings, Inc.; YPF International S.A., and CLH Holdings, Inc. (collectively, the “Settling Defendants”) informed the court that they had agreed on a confidential term sheet setting forth a framework to resolve the claims between them and also informed the court that they had reached preliminary agreement on a proposed settlement agreement. On June 7, 2013, the Plaintiffs reported to the court that the Settling Defendants had approved the settlement agreement. On October 28, 2013 the settlement agreement was submitted to the court for approval and was approved on December 12, 2013.

Occidental is not participating in the settlement agreement with the Settling Defendants, and filed a notice of appeal on January 24, 2014 with the Appellate Division. On March 26, 2014, the Appellate Division granted the State’s motion for summary disposition and affirmed the settlement agreement. As of September 8, 2014, Occidental was the only original Defendant remaining in the case, and certain State claims against Occidental continued to be litigated. Occidental’s fraudulent conveyance claims against Repsol, S.A. and YPF, S.A. also continued to be litigated. The trial dates for both sets of claims were to be set by future order of the court. The State has indicating that it is vigorously defending this matter.

Powell v. State. On September 12, 2011, seven State and local employees filed suit in Superior Court, Law Division, Mercer County, subsequently transferred to Burlington County, against the State, various Executive Branch officials, and the State Legislature challenging various provisions of Chapter 78 that concern health benefits on various State constitutional law grounds. On October 20, 2011 and November 16, 2011, respectively, the State Legislative Branch Defendants and the State Executive Branch Defendants filed motions to dismiss for failure to state a claim upon which relief may be granted. The court bifurcated the State Legislative Branch Defendants’ motion to dismiss from the State Executive Branch Defendants’ motion to dismiss. The court granted the State Legislative Branch Defendants’ motion to dismiss on August 24, 2012. On March 8, 2013, the court granted the State Executive Defendants’ motion to dismiss. The State employees did not appeal. However, three municipal firefighters appealed. On August 15, 2014, the Appellate Division upheld the Court’s decision to dismiss the complaint. As of September 8, 2014, the time to file a notice of petition for certification with New Jersey Supreme Court had expired.

Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General (collectively, the “Plaintiffs”) filed a lawsuit in Superior Court, Law Division, Mercer County against various State officials challenging the constitutionality of Section 25 of Chapter 78, which temporarily suspends the payment of pension adjustments to retired public employees. The Plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. On March 16, 2012, Plaintiffs’ filed cross-motion for summary judgment. On April 16, 2012, the New Jersey Education Association and other labor organizations (collectively, the “NJEA”) filed a motion to intervene or, in the alternative, to be permitted to submit an amicus brief. On April 23, 2012, the court granted NJEA’s motion to intervene permissively. On June 7, 2012, the court entered an Order granting the State’s motion to dismiss, denying Plaintiffs’ cross-motion for summary judgment, and dismissing Plaintiffs’ Complaint. On June 20, 2012, the court issued an amended Order that 1) converted the State’s motion to dismiss into a motion for summary judgment, 2) granted the State’s motion for summary judgment, 3) denied the Plaintiffs’ cross-motion for summary judgment, 4) dismissed the Plaintiffs’ Complaint, 5) dismissed NJEA’s Complaint-in-Intervention, and 6) vacated its June 7, 2012 Order. Plaintiffs filed an appeal on August 1, 2012. The NJEA, as Plaintiff-Intervenors, filed a notice of appeal and a motion to consolidate their appeal with the appeal that the Plaintiffs’ have filed. On October 4, 2012, the Appellate Division consolidated Berg v. Christie and the appeal of the NJEA Plaintiff-Intervenors which challenged the provision of Chapter 78 that temporarily suspends future COLA payments. On June 26, 2014, the Appellate Division reversed the trial court’s grant of summary judgment and remanding for determination of whether Plaintiffs can meet the remaining prongs of a contract clause impairment analysis, while dismissing all other Plaintiffs’ claims. On July 14, 2014, the pro se Plaintiffs filed a notice of petition with the New Jersey Supreme Court seeking a review of the Appellate Division’s dismissal of all other Plaintiffs’ claims. On July 16, 2014, the State filed a notice of cross-petition with the New Jersey Supreme Court on the State contracts clause claim. The State has indicated that it is vigorously defending this matter.

Pension Funding Litigation (Burgos et al. v. State et al.; CWA et al. v. Christie et al.; NJEA et al. v. State et al.; PANJ et al. v. State et al.) On May 20, 2014, the Governor issued Executive Order No. 156 that ordered the Budget Director to place into reserve $887 million that had been appropriated to pay down the UAAL of the Pension Funds. On June 4, 2014, a number of State Police-associated groups (“Burgos Plaintiffs”) filed a verified complaint and order to show cause in the Law Division challenging the Governor’s actions and naming both the Executive Branch and the Legislature as Defendants. On June 9, 2014, the Communications Workers of America (“CWA”) and various other unions filed a separate verified complaint and order to show cause also challenging the Governor’s actions in Fiscal Year 2014 and the State Treasurer’s recommendation that, due to an unprecedented revenue shortfall, the State not make the scheduled Chapter 1 ARC payment in Fiscal Year 2015. On June 9, 2014, the NJEA also filed a complaint challenging the Governor’s actions in Fiscal Year 2014 and the State’s proposed action in Fiscal Year 2015, but did not seek preliminary relief. On June 10, 2014, the Court signed CWA’s order to show cause, again rejecting the application for preliminary restraints and scheduling a preliminary injunction hearing for June 25, 2014. On June 10, 2014, the trial court also sua sponte consolidated the three matters. Thereafter, the New Jersey Principals and Supervisors Association (“PSA”) filed a motion to intervene in NJEA’s action, which the court granted. On June 17, 2014, the Probation Association of New Jersey (“PANJ”) filed a separate verified complaint, but not an order to show cause. On June 18, 2014, the Legislative Defendants filed a motion to dismiss the State Trooper’s Complaint, the only complaint which named the Legislature as defendants. On June 25, 2014, the trial court heard oral argument and issued an opinion denying Plaintiffs’ requests for preliminary injunctive relief and granting the Legislative Defendants’ motion to dismiss.

On July 21, 2014, the trial court, at the State Executive Defendants’ request, issued an order extending the time by which to file a responsive pleading from July 25, 2014 to August 25, 2014. On July 25, 2014, the Burgos Plaintiffs filed an amended complaint, challenging the State’s decision not to appropriate monies in Fiscal Year 2015 to pay down the UAAL. On that same day, the CWA likewise filed an amended complaint, also challenging the State’s decision not to appropriate monies in Fiscal Year 2015 to pay down the UAAL. CWA also moved to proceed summarily pursuant to R. 4:67-1(b). On September 2, 2014, the State Executive Defendants moved to dismiss all of the complaints filed in this matter. The State has indicated that it intends to vigorously defend this matter.

Oracle International Corporation v. Director, Division of Taxation On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008 Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001 through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s “Throw Out Rule” under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. Discovery is ongoing. The State has indicated that it intends to vigorously defend this matter.

Pfizer Inc. et al.v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenged the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affected the amount of taxable income taxpayers “allocate” to the State through 2010. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. Taxpayers’ “as-applied” challenges remain. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the New Jersey Supreme Court granted the taxpayers’ motion for leave to appeal. On May 3, 2011, Pfizer and the Division settled their dispute concerning the facial constitutionality of the Throw-Out Rule. By a unanimous opinion dated July 28, 2011, the New Jersey Supreme Court affirmed, with modification, the facial constitutionality of the Throw-Out Rule. Whirlpool’s “as applied” constitutional challenge remained for adjudication by the Tax Court of New Jersey. Discovery is ongoing with respect to Whirlpool’s “as applied” constitutional challenge. The State has indicated that it is vigorously defending this matter.

Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation (“BOA”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s May 9, 2011 denial of a CBT refund for tax periods January 1, 2006 through December 31, 2008. BOA does not challenge the State’s jurisdiction to impose CBT. BOA alleges that its income from intangibles should be sourced to BOA’s alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. Discovery is ongoing. The State has indicated that it is vigorously defending this matter.

New Cingular Wireless, PCS, LLC v. Director, Division of Taxation. On or about August 4, 2012, New Cingular Wireless, PCS, LLC (“New Cingular”) filed a complaint in the Tax Court, contesting the Division’s October 5, 2011 denial of a Sales and Use Tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010. The Division denied New Cingular’s claim for refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable Sales and Use Tax to its customers before filing its claim with the Division, as required by statute. Furthermore, the State does not permit a refund claim on behalf of a class. In an opinion dated February 21, 2014, the Tax Court ruled that New Cingular could claim a refund. The court remanded the matter to the Division for review of New Cingular’s substantive claim on or before February 1, 2015. The State has indicated that it is vigorously defending this matter.

DeVry Educational Development Corporation v. Director, Division of Taxation. On February 23, 2012, DeVry Educational Development Corporation (“DeVry”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s November 22, 2011, Final Determination. The Division concluded that DeVry is subject to CBT commencing July 1, 2002 and is required to file returns. DeVry alleges that it is not subject to tax, and alternatively, if it is subject, that the repealed Throw Out Rule is unconstitutional, on its face and as applied. The Division filed an Answer to the Complaint on June 6, 2012. Discovery is ongoing. The State has indicated that it intends to vigorously defend this matter.

Frank Greek and Son, Inc. v. Verizon New Jersey, Inc. et al. Plaintiff Frank Greek and Son, Inc. (the “Plaintiff”), filed a nominal class action lawsuit against Verizon, alleging that: (1) Verizon overcharged customers by charging “custopak” customers for the New Jersey enhanced 9-1-1 fee (“E911 Fee”) on six telephone lines even if those customers actually contracted for less than six lines; and (2) Verizon overcharged customers generally for various other fees and services and therefore violated the New Jersey Consumer Fraud

Act. Verizon denies that it improperly charged the E911 Fee and other charges, and it filed a third-party complaint against the Division. Verizon claims that all E911 Fees it collected were remitted to the Division and that Division should refund allegedly overpaid E911 Fees of approximately $30 million to a third-party class action trust fund administrator. The Division objects to this approach because the E911 Fee statute (N.J.S.A. 52:17C-18(c)), incorporates the State Uniform Tax Procedure Law (N.J.S.A. 54:48-1 et seq.) which expressly prohibits refund claims on behalf of a class. The State has indicated that it intends to vigorously defend this matter.

In re Failure of Council on Affordable Housing to Adopt Trust Fund Commitment Regulations. On July 2, 2012, Fair Share Housing Center (“FSHC”) sought and received permission to file an emergent motion with the Superior Court, Appellate Division to obtain an immediate preliminary injunction, and subsequently upon briefing and argument, a permanent injunction against the Council on Affordable Housing (“COAH”) from requiring municipalities to transfer balances in their municipal affordable housing trust funds uncommitted within four years from the date of collection to the “New Jersey Affordable Housing Trust Fund” (the “AH Trust Fund”), established pursuant to section 20 of P. L. 1985, c.222 (C.52:27D-320), as amended by P. L. 2008, c.46, (C.52:27D-329.1 et al.), until COAH adopts regulations that define what constitutes a “commitment” by the municipality to spend such monies. Pursuant to the Fiscal Year 2013 Appropriations Act, an amount not to exceed $200 million of monies received in the AH Trust Fund shall be deposited in the State General Fund as State revenue. Amounts appropriated in the Fiscal Year 2013 Appropriations Act for the provision of programs for affordable housing for households and individuals with low and moderate incomes shall be credited against such funds deposited into the State General Fund from the AH Trust Fund. The Appellate Division denied the request for restraint. While denying injunctive relief, the Appellate Division noted that it expected the State to provide affected municipalities with adequate notice and an opportunity to contest a transfer of municipal affordable housing trust funds. On August 10, 2012, in a separate, distinct matter, in response to FSHC’s motion to enforce litigant’s rights, the Appellate Division issued an order enjoining the transfer or request for transfer of uncommitted municipal affordable housing trust funds until COAH meets and authorizes the transfer or request for transfer of such funds. Subsequently, the Appellate Division granted motions by the League of Municipalities and several towns to intervene. On May 1, 2013, COAH adopted a resolution authorizing the COAH staff to send out updated letters requiring municipalities to submit by May 22, 2013 their reasons as to why they disagreed with COAH staff’s determination of how much of the municipalities affordable housing trust fund is uncommitted. COAH also approved the Appellate Division’s definition of “uncommitted”. The total amount of “uncommitted” in the updated letters sent out by COAH is approximately $165 million. On May 10, 2013, FHSC filed an emergent application for a stay of the implementation of COAH’s May 1, 2013 resolution. On May 13, 2013, the Appellate Division issued an order granting FSHC’s emergent application for a stay and set forth a briefing schedule. On May 20, 2013, the State sought interlocutory relief from the Supreme Court from the Appellate Division’s May 13, 2013 order. On May 28, 2013, the New Jersey Supreme Court partially vacated the stay, permitting COAH to gather and evaluate municipalities’ submissions. On June 7, 2013, the Appellate Division vacated the remainder of the stay entered on May 13, 2013, subject to the following conditions: (1) the letters sent by COAH dated May 1, 2013 to the municipalities are vacated: (2) municipalities affected by COAH’s letter have 30 days to respond to COAH; (3) COAH shall provide 15 days notice of its board meeting to the municipalities prior to allowing the seizure of any funds; (4) any affected municipality may then appeal COAH’s action to seize any funds, to the Appellate Division. On June 28, 2013 COAH sent out updated letters consistent with the Appellate Division’s order. COAH is analyzing responses received from the affected municipalities. The State has indicated that it is vigorously defending this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the Plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the NJDEP denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that NJDEP could avoid liability by approving development on the property under

Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the Plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that NJDEP could not approve development of the 80 remaining acres without first adopting rules. Since NJDEP had not adopted rules, the trial court held that NJDEP’s development offer of 64 homes on the 80 acres was ineffective and NJDEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before NJDEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, NJDEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days NJDEP initiate the reconsideration process. NJDEP has initiated the reconsideration process pursuant to the regulations. The State has indicated that it is vigorously defending this matter.

Hammerman & Gainer, Inc. v. State of New Jersey. Hammerman & Gainer, Inc. (“HGI”) was engaged to assist DCA with the administration of the Superstorm Sandy Housing Incentive Program (“SSHIP”), which was designed to serve as the intake and administration function for the State’s other recovery programs available to homeowners affected by Superstorm Sandy. This involved the development and operation of an information technology system, application intake process and eligibility determinations for various Superstorm Sandy programs. On May 8, 2013, HGI was awarded a three-year contract by the Division of Purchase and Property on behalf of the Department of Community Affairs. The contract was terminated by mutual agreement effective January 20, 2014. During the term of the contract, the State made payments to HGI subject to the State’s right to reconcile HGI’s invoices and make appropriate adjustments. After its review, the State determined that HGI overbilled the State and that the State was entitled to various set-offs as a result of HGI’s failure to perform certain obligations expressly provided for in the contract and inadequate performance of others. On February 7, 2014, HGI submitted a demand for arbitration to the American Arbitration Association. On April 15, 2014, HGI submitted an amended demand. The State submitted an answer on May 9, 2014. The State reserved the right to assert a counterclaim but has not yet done so. The State has indicated that it is vigorously defending this matter.

In Re Challenge of Contract Award Solicitation #13-X-22694. On April 12, 2013, the Division of Purchase and Property in the Department of the Treasury (“DPP”) issued a Notice of Intent to award the Lottery Growth Management Services Contract to Northstar NJ, a joint venture between GTech Corporation, Scientific Games International, Inc. and OMERS Administration Corporation. On April 17, 2013, Communication Workers of America (“CWA”) filed a protest of the notice of intent to award the contract. The Director of DPP denied the protest and proceeded to award the contract. CWA filed an appeal on June 4, 2013 and sought an emergent stay of the contract closing alleging that the State did not have the authority to contract with a vendor for the Lottery Growth Management Services. After being fully briefed by the parties, on June 11, 2013, the Appellate Division denied CWA’s application for stay, accelerated the appeal, and allowed the State to proceed with the award of the contract. At contract close on June 20, 2013, Northstar NJ paid the State of New Jersey, Division of Lottery $120,000,000 as an accelerated guarantee payment (“AGP”) and began a formal transition period prior to beginning to provide the contracted services. On October 1, 2013, Northstar NJ began providing the contracted services for the 15 year and 9 month contract term. On July 3, 2014, the Appellate Division rejected CWA’s appeal and affirmed the Director of DPP’s decision. CWA did not file a petition for certification with the New Jersey Supreme Court.

Escobar v. DYFS et al. On July 17, 2009, Plaintiff’s child was allegedly shaken by his biological father. As a result, the child is severely disabled and requires life care by professionals. The biological father was incarcerated for aggravated assault. The Division of Youth and Family Services (“DYFS”) (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues. DYFS also was allegedly aware that the child showed prior evidence of abuse. Plaintiff alleged that DYFS failed to adequately investigate the reports of alleged abuse. After the completion of the trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child’s past medical needs and $105 million is to cover the child’s future medical needs. The State filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child’s future medical needs. On March 19, 2014, the court ruled on the motion for remitter, reducing the award against the State to $102,630,618 by reducing the amount allocated for future medical needs from $105,000,000 to $75,868,321 based on the assumption of the child’s life expectancy of 79 years and by allocating 25% liability to the biological father. On April 1, 2014, the court entered a final order judgment in the case. On April 22, 2014, the State filed a notice of appeal. The matter was scheduled to be mediated during the fall of 2014. The State has indicated that it is vigorously defending this matter.

Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the New Jersey’s Department of Human Services (“NJDHS”). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by NJDHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, NJDHS will be required to refund the amount of any disallowances. However, NJDHS is disputing OIG’s audit findings. In addition, as of September 8, 2014, the State had reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. Given that the State was disputing and appealing the OIG audit findings, it could not estimate any final refund amounts or the timing of any refund payments that may be due to CMS. The audits and any future audits of Medicaid claims submitted by NJDHS may result in claim disallowances which may be significant. As of September 8, 2014, the State was unable to estimate its exposure for these claim disallowances.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State has indicated that it is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State has indicated that it is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. The State has indicated that it is unable to estimate its exposure for these claims.

Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $148,897,000 for tort and medical malpractice claims for UMDNJ pending as of December 31, 2012. As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, P. L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, The State University (“Rutgers”), with the exception of the School of Osteopathic Medicine which has been transferred to Rowan University (“Rowan”), and University Hospital in Newark, New Jersey now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University Hospital, as applicable. Pursuant to the Restructuring Act, Rutgers and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer and University Hospital entered into a memorandum of understanding with the State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. All claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. As of September 8, 2014, the State was unable to estimate its exposure for these claims.

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ADDITIONAL CONSIDERATIONS

New Jersey municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New Jersey state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement, dated June 1, 2015. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Annual Information Statement and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

National economic growth slowed to 0.2 percent in the first calendar year quarter of 2015, only 0.1 percent above the U.S. Bureau of Economic Analysis’s (“BEA”) initial estimate for the first calendar year quarter of 2014. The latter quarter was ultimately revised down to a contraction of 2.1 percent. Once again, weather was a critical factor in restraining growth, but it was not the only one. Labor disputes at West Coast ports, a strengthening dollar, and the impact of low oil prices on the nation’s domestic energy industry combined with a harsh winter to reduce the nation’s rate of expansion. Although the port strike is over, its effects are expected to unwind slowly, while the stronger dollar and low energy prices are expected to linger. Thus, as of June 1, 2015, only a modest rebound was projected for the quarter. As of June 1, 2015, growth was projected to accelerate to almost 3 percent in the second half of the year. As a result, the State Division of Budget (“DOB”) has revised down its estimate of real U.S. gross domestic product (“GDP”) growth for 2015 to 2.6 percent.

The private sector added only 94,000 jobs in March 2015, the weakest gain since June 2012, rebounding to a gain of 213,000 in April 2015. Consequently, as of June 1, 2015, DOB projected weaker employment growth of 2.2 percent for 2015, as well as an unemployment rate that was marginally higher at 5.5 percent. Consistent with a much weaker first quarter and a moderately weaker labor market going forward, real household spending growth was revised down to 3.1 percent. However, DOB still expects low energy prices to support improved household spending, after adjusting for inflation, over the remainder of the year.

As of June 1, 2015, stronger household spending was expected to give private business added confidence to invest and hire in the future, but that boost was expected to be offset, in part, by the negative impact of falling oil prices on oil producers. That negative impact could be seen in the dramatic 50 percent decline in the U.S. oil rig count since last December. Although, as of June 1, 2015, the overall impact on business investment was still expected to be positive over the longer term, the short-term impact was proving to be quite negative, with private business investment in structures falling 23.1 percent in the first quarter of calendar year 2015. West Coast port disruptions were likely to have hit business investment hard as well, with some supply-chain managers waiting three to six months for cargo to be unloaded, while others chose to reroute cargo to other ports despite having to pay higher costs. Both of these options likely resulted in delayed production and sales. Although the port strike ended in February 2015, it could take until the second half of the year for the congestion to dissipate.

Another factor augmenting the negative pressures on business sales and investment was weaker than anticipated global demand. Since the sharp real appreciation of the dollar, export growth has weakened further. Adjusting for price changes, exports fell in five of the seven months ending in March 2015. Separate from the port strike and its effects on international trade, as of June 1, 2015, the global outlook remained uncertain as we await the impact of actions taken to stimulate the European and large East Asian economies. As a result, as of June 1, 2015, real U.S. export growth had been revised down to 2.3 percent for 2015, following 3.2 percent growth for 2014, while real growth in non-residential fixed investment had been revised down to 4.3 percent for 2015, following 6.3 percent growth for 2014.

As of June 1, 2015, the housing market rebounded somewhat after being hard hit by extreme winter weather in 2014. Housing starts exhibited monthly average growth of 3.5 percent over the second half of 2014, an improvement from a 1.8 percent decline over the first half of the year. But residential construction saw yet another slow start to the year, at least in part due to a virtual replay of the harsh weather in 2014. Indeed, as of June 1, 2015, the most recent data appear to show that housing starts during the first quarter of 2015 were even weaker than in the first quarter of 2014. As the weather improves, housing market growth is expected to be supported by historically low (although rising) interest rates, along with improving non-interest lending terms and a strengthening labor market. However, few data were signaling a strong rebound in the housing market during 2015. Consequently, as of June 1, 2015, DOB had revised down its projection for real residential investment growth to 4.5 percent for 2015.

On balance, the boost from lower energy prices is expected to only partially compensate for the weakness of the global economy, a listless housing market, and continued slow wage growth. Without support from these critical sources, as of June 1, 2015, DOB continues to anticipate that annualized quarterly growth in real GDP will remain below 3 percent over the foreseeable future. Given weaker growth in the labor market and the overall economy, DOB expects the Federal Reserve to delay raising its short-term interest rate target until the second half of 2015. Concern over disinflation in the U.S. and abroad provides additional support for this expectation. The headline Consumer Price Index (“CPI”) fell 0.1 percent in the first quarter of 2015 on a year-ago basis, while core CPI inflation remained well below the Federal Reserve’s 2 percent target. As of June 1, 2015, domestic oil prices had risen above their March 2015 lows to about $60 per barrel, but were expected to remain soft for the foreseeable future. As of June 1, 2015, DOB estimated consumer price inflation of zero percent for 2015.

Although the DOB economic outlook calls for a continued strengthening of the nation’s recovery, significant risks remain. In today’s highly interdependent global economy, it is difficult to foresee domestic growth substantially accelerating without vigorous stimulus from exports. While the Euro-area economy is no longer contracting and the European Central Bank has embarked upon a round of quantitative easing, as of June 1, 2015, unemployment rates were still rising in some areas and uncertainty over the integrity of the monetary union lingers. A Euro-area recovery that is even more sluggish than expected will likely result in slower export and corporate profits growth than reflected in this forecast. Although energy prices were expected to remain low, a complex geopolitical situation could ignite renewed volatility, which, along with equity price volatility, represented a risk to household spending. In contrast, stronger global growth or lower than expected gasoline prices could result in stronger outcomes than projected. Finally, the response of global financial markets to the unwinding of central bank accommodation in the U.S. remained a risk, whether that process starts in September 2015 or later in the year, particularly given the lack of experience upon which to draw.

The New York State Economy

As of June 1, 2015, the State’s private sector labor market continued to outperform expectations, with estimated growth for the 2014 calendar year incorporating upward revisions to employment in real estate services and construction; transportation and warehousing; financial services; professional and business services; and health care. Growth also remained strong in the tourism-related leisure and hospitality industries. Strong private sector growth of 2.2 percent is now estimated for 2014, with growth expected to decelerate to 1.6 percent in 2015 as the State’s labor market expansion matures. The long-term decline in government employment also came to an end in the second half of 2014. As a result, total employment growth for 2014 was projected to be 1.8 percent, while the projected growth for 2015 is 1.4 percent.

Stronger than anticipated job growth for 2014 had resulted in upwardly revised wage growth of 6.3 percent. However, as of June 1, 2015, preliminary information suggested that fourth-quarter earnings and revenues for the finance sector were likely to have weighed heavily on bonus payouts for the 2014-15 bonus season. DOB had reduced estimated finance and insurance sector bonus growth to only 0.7 percent on a 2015 State fiscal year basis. Lower bonus payouts have resulted in downward revisions to both total wages and personal income as well. In contrast, as of June 1, 2015, large volumes of IPO and merger and acquisition activity, along with strong real estate market growth, were estimated to have helped propel growth in capital gains realizations well above 20 percent for the 2014 tax year.

As of June 1, 2015, the performance of the State’s private-sector labor market continued to surprise on the upside, but there were significant risks to the forecast. All of the risks to the U.S. forecast applied to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets posed a particularly large degree of uncertainty for New York. Under regulatory and other pressures, the pattern of Wall Street bonus payouts has changed dramatically since the 2008-09 financial crisis, with payments now more widely dispersed across the year. In addition, taxable payouts can represent both current-year awards and deferred payments from prior year awards. Finally, the deferral ratio has also proven to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events, as of June 1, 2015, also have demonstrated how sensitive financial markets can be to shifting expectations surrounding Federal Reserve policy. As the central bank moves closer to its first rate hike since June 2006, the resulting financial market gyrations were likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than expected, both bonuses and taxable capital gains realizations could be negatively affected.

Economic and Demographic Trends

In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them had closed by the middle of 2006, with the State rate falling below that of the nation for much of the 2009-2011 recession, and remaining below that of the nation through the end of 2011. The State unemployment rate rose above the national rate again in early 2012, where it remains.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

FINANCIAL PLAN OVERVIEW

General Fund Cash-Basis Financial Plan

Summary of Preliminary Unaudited Results for Fiscal Year 2015 (Ended March 31, 2015)

In fiscal year 2015, the State received a windfall from monetary settlements with financial institutions. The one-time payments had a dramatic effect on the State’s cash position. When the budget for fiscal year 2015 was enacted, DOB estimated the State would end the fiscal year with a General Fund cash balance of approximately $2.1 billion. Largely as a result of the monetary settlement payments, the General Fund ended the year with a balance of $7.3 billion, approximately $5.2 billion above the initial estimate. Unless otherwise noted, the discussion of operating results for fiscal year 2015 excludes the impact of the monetary settlement payments.

As of June 1, 2015, General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, totaled $58.6 billion, $210 million higher than projected in the Executive Budget. This was due to stronger gross bank tax and corporate franchise tax receipts, and lower personal income tax-related debt service transfers. As of June 1, 2015, miscellaneous receipts and non-tax transfers, excluding the amounts related to monetary settlements, totaled $4.6 billion, or $270 million lower than expected. Licenses, fee revenues, and transfers from other funds fell below planned levels.

As of June 1, 2015, General Fund disbursements, including transfers to other funds, totaled $62.9 billion, a decrease of $325 million from the Executive Budget estimate. Spending was lower than planned across a range of programs and activities for local assistance ($394 million), agency operations ($186 million), and transfers to support mental hygiene costs and various other programs ($127 million). This lower spending was partly offset by higher transfers for capital projects ($376 million), due to the timing of bond reimbursements for first-instance capital spending from the General Fund.

As of June 1, 2015, General Fund operating results, excluding the impact of monetary settlement payments, were $265 million better than expected, compared to the Executive Budget estimate. As of June 1, 2015, the entire amount was expected to be used in fiscal year 2016 to cover costs across a range of agencies and programs that were originally budgeted in fiscal year 2015 but are expected to occur in fiscal year 2016, and to provide funding for new costs associated with the fiscal year 2016 Enacted Budget agreement.

The State deposited approximately $315 million to the State’s rainy day reserves at the close of fiscal year 2015, the maximum amount allowable under the deposit calculations set forth in law, bringing the balance in the rainy day reserves to $1.8 billion, or 2.9 percent of fiscal year 2015 General Fund spending.

Monetary settlement receipts in fiscal year 2015 were $733 million lower than expected due to the delayed receipt of $1.3 billion in settlement payments from BNP Paribas, partly offset by the receipt of $610 million from Commerzbank related to violations of New York State banking law and regulations.

The State ended fiscal year 2015 with a General Fund balance of $7.3 billion, which was $468 million below the estimate in the Executive Budget Financial Plan. This was derived primarily from the net change in monetary settlement payments ($733 million), partly offset by available resources due to operating variances ($265 million).

As of June 1, 2015, the $7.3 billion year-end balance included $4.7 billion from monetary settlement payments that the State plans to use to fund one-time initiatives; $1.8 billion in the State’s rainy day funds; $500 million set aside for future debt management actions, including debt reduction; $74 million in the Community Projects Fund; $21 million in the Contingency Reserve Fund; $50 million set aside to cover the costs of potential retroactive labor settlements; and $190 million in excess resources that is expected to be used in fiscal year 2016 for operations, including certain transactions that did not occur in fiscal year 2015 as expected.

Receipts

As of June 1, 2015, General Fund receipts, including transfers from other funds, were expected to total $68.3 billion in fiscal year 2016, an annual increase of $364 million (0.5 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, were expected to total $62.6 billion in fiscal year 2016, an increase of nearly $4 billion (6.8 percent).

As of June 1, 2015, General Fund personal income tax receipts, including transfers after payment of debt service on State Personal Income Tax Revenue Bonds, were expected to increase by $4 billion from fiscal year 2015. This primarily reflected increases in withholding payments attributable to the 2015 tax year and extension payments attributable to the 2014 tax year.

As of June 1, 2015, General Fund user tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $12.6 billion in fiscal year 2016, an increase of $360 million (2.9 percent) from fiscal year 2015, reflecting projected consumer spending increases across a broad range of consumption categories, offset by declines in cigarette consumption.

As of June 1, 2015, General Fund business tax receipts were estimated at $5.9 billion in fiscal year 2016, a decrease of $368 million (-5.9 percent) from fiscal year 2015 results. The estimate reflected a decline in corporate franchise tax receipts resulting from the first year of corporate tax reform, partly offset by growth in the corporation and utilities, and insurance taxes.

As of June 1, 2015, other tax receipts in the General Fund were expected to total nearly $2 billion in fiscal year 2016, a decrease of $9 million (-0.5 percent) from fiscal year 2015. The estimate reflects a decline in expected estate tax receipts, the result of 2014 legislation that increased the estate tax filing threshold, partially offset by an increase in real estate transfer tax receipts.

As of June 1, 2015, General Fund miscellaneous receipts were estimated at nearly $4.4 billion in fiscal year 2016, an annual decrease of over $4 billion. The decrease largely reflects the large amount of monetary settlements received in fiscal year 2015, and the multi-year release of State Insurance Fund (“SIF”) reserves as a result of Workers’ Compensation law changes. As of June 1, 2015, the amount of SIF reserves released was expected to decline from $1 billion in fiscal year 2015 to $250 million in fiscal year 2016, consistent with the terms of the enacted legislation.

As of June 1, 2015, non-tax transfers to the General Fund were expected to total $1.3 billion, an increase of $433 million. As with miscellaneous receipts, the annual change in non-tax transfers was affected, in part, by the monetary settlements. Under State forfeiture laws, approximately $298 million of the BNP Paribas monetary settlement is expected to be deposited temporarily in a State Special Revenue Fund in fiscal year 2016. As of June 1, 2015, DOB expects to transfer approximately $293 million of these funds to the General Fund by the close of fiscal year 2016, leaving $5 million to expand services delivered by the Office of Alcoholism and Substance Abuse Services (“OASAS”).

General Fund receipts were affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. For a more comprehensive discussion of the State’s projections for tax receipts, miscellaneous receipts, and transfers, presented on a State Funds and All Funds basis, see “State Financial Plan Projections - Fiscal Years 2016 through 2019” herein.

Disbursements

As of June 1, 2015, General Fund disbursements, including transfers to other funds, were expected to total $72.1 billion in fiscal year 2016, an increase of $9.2 billion (14.7 percent) from fiscal year 2015 spending levels. The increase includes one-time extraordinary transfers of $4.55 billion in monetary settlement receipts from the General Fund to the Dedicated Infrastructure Investment Fund (“DIIF”), and $850 million to finance the fiscal year 2016 cost of a multi-year settlement agreement for the resolution of the Federal Office for People with Developmental Disabilities (“OPWDD”) Disallowance.

As of June 1, 2015, local assistance grants were expected to total $44.4 billion, an annual increase of $2.8 billion (6.6 percent), including $1.7 billion for School Aid and roughly $550 million for Medicaid. Other local assistance increases include, among other things, payments for a range of social services, public health, and general purpose aid programs, as well as accounting reclassifications that have the effect of moving spending between financial plan categories, mainly for Medicaid payments to State-operated facilities.

As of June 1, 2015, State operations disbursements in the General Fund were expected to total $8.3 billion in fiscal year 2016, an annual increase of $599 million (7.8 percent). An additional (27th) payroll, by agencies that provide institutional services, that occurs in fiscal year 2016 adds $167 million in one-time costs. As of June 1, 2015, other spending increases included $145 million for the Department of Health (“DOH”) to operate the New York State of Health (“NYSOH”) Exchange, continue the transition of administrative functions from local service districts to the State, and operate the new Basic Health Plan (“BHP”); $48 million for the Department of Corrections and Community Supervision (“DOCCS”), mainly for inmate medical expenses; and $36 million for the operations of the Judiciary. In addition, as of June 1, 2015, IT services that have been consolidated in the General Fund from non-General Fund accounts resulted in increased General Fund spending ($86 million).

As of June 1, 2015, General State Charges (“GSCs”) were expected to total $5.2 billion in fiscal year 2016, an annual increase of $196 million (3.9 percent) from fiscal year 2015. Health insurance costs were projected to increase $132 million or 4 percent. The State’s annual pension payment was expected to increase by $89 million, mainly due to repayment of amounts amortized in prior years. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. In fiscal year 2016, costs in excess of 14.5 percent of payroll for the Employees’ Retirement System (“ERS”) and 22.5 percent for the Police and Fire Retirement System (“PFRS”) were expected to be amortized.

As of June 1, 2015, General Fund transfers to other funds were expected to total $14.3 billion in fiscal year 2016, an increase of $5.7 billion from fiscal year 2015. The annual change was mainly attributable to the capital projects transfer in support of DIIF ($4.6 billion). In addition, $850 million from monetary settlements is expected to be used to pay the fiscal year 2016 cost for resolution of the Federal OPWDD Disallowance. These increases were partly offset by the substantial prepayment in fiscal year 2015 of debt service amounts due in fiscal year 2016.

General Fund disbursements were affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year. For a more comprehensive discussion of the State’s disbursements projections by major activity, presented on a State Operating Funds basis, see “State Financial Plan Projections Fiscal Years 2016 Through 2019” herein.

Closing Balance for Fiscal Year 2016

As of June 1, 2015, DOB projected that the State would end fiscal year 2016 with a General Fund cash balance of $3.5 billion, a decrease of $3.8 billion from the fiscal year 2015 closing balance. The decline mainly reflects the planned transfers of monetary settlement funds to the DIIF ($4.6 billion) and the funding of the OPWDD Federal disallowance ($850 million), partly offset by unbudgeted monetary settlements. In addition, the reduction in balance included the use of resources from fiscal year 2015 ($190 million).

As of June 1, 2015, balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, were expected to remain unchanged in fiscal year 2016.

As of June 1, 2015, the Enacted Budget maintained a reserve of $500 million for debt management purposes in fiscal year 2016, unchanged from the level held at the end of fiscal year 2015. The DOB will make a decision on the use of these funds based on market conditions, Financial Plan needs, and other factors.

As of June 1, 2015, the Financial Plan continued to set aside money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that had not agreed to terms for prior contract periods. The amount identified was calculated based on the “pattern” settlement for fiscal year 2008 through fiscal year 2011 that was agreed to by the State’s largest unions. The amount set aside was expected to be reduced as labor agreements for prior periods are reached with unsettled unions.

Spending Changes

Agency Operations

Operating costs for State agencies include salaries, wages, fringe benefits, and non-personal service costs (e.g., supplies, utilities). As of June 1, 2015, these costs had significantly declined over the past several years through ongoing State agency redesign and cost-control efforts. Reductions from the mid-year “current services” projections for agency operations contributed $141 million to the General Fund gap-closing plan. Specifically:

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Executive Agencies: The Enacted Budget Financial Plan generally holds personal service and non-personal service spending flat. Agencies are expected to continue to utilize less costly forms of service deliveries, improve administrative practices, and pursue statewide solutions, particularly at mental hygiene State-operated facilities.

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Fringe Benefits/Fixed Costs: Estimates for the State’s pension costs had been revised downward to reflect the interest savings from paying the fiscal year 2016 pension bill by the end of July 2015, rather than on the due date of March 1, 2016. The State’s health insurance costs had been revised to reflect lower than projected rate renewals, and a planned audit to identify and remove ineligible dependents from the New York State Health Insurance Program (“NYSHIP”). In addition, State Workers’ Compensation costs had been adjusted to reflect lower medical inflation rates and slower growth in average weekly wages.

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University Systems: Spending for the State University of New York (“SUNY”) was projected to decline, mainly due to the closure of the Long Island College Hospital (“LICH”). Over the Financial Plan period, spending in the university systems was expected to grow, on average, by roughly 2 percent annually.

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Independent Officials: Spending for the Legislature, the Department of Audit and Control (“OSC”), and the Department of Law was projected to remain essentially flat through fiscal year 2019. Judiciary spending was projected to increase by 1.7 percent in fiscal year 2016, driven primarily by the authorization in the Fiscal Year 2015 Enacted Budget for additional Family Court Justices, statutory salary increases for non-judicial employees represented by the Civil Service Employees Association (“CSEA”), and increased funding for civil legal services.

Local Assistance

Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals.1 As of June 1, 2015, reductions from the current-services projections for local assistance spending were expected to generate $1.2 billion in General Fund savings. Expected savings from targeted actions and continuation of prior-year cost containment actions include:

•	Education: The Executive Budget proposed a 4.8 percent ($1.1 billion) increase in School Aid for the 2015-16 school year, which was offset by downward revisions to spending based on revised school

[1]	Local assistance includes payments for School Aid, STAR, Medicaid, public assistance, child welfare, local government assistance and a range of other purposes.

district data as of November 2014, and revised estimates of costs associated with the pre-school special education program and the summer school special education program. In the Enacted Budget, the Executive and the Legislature agreed to additional School Aid for the 2015-16 school year for a total increase of $1.4 billion (6.1 percent). In addition, the Enacted Budget included funding for Persistently Failing Schools Transformation Grants to help turn around schools identified as having persistently low student achievement.

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STAR: The Enacted Budget aligns the New York City benefit with the STAR exemption program provided to the rest of the State by restricting the New York City personal income tax rate reduction to residents with incomes lower than $500,000. In addition to these proposed savings, as of June 1, 2015, STAR spending estimates had been reduced to reflect a decline in the estimated number of STAR exemption recipients.

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Mental Hygiene: The reduction in projected Mental Hygiene spending primarily stemmed from an acceleration of payments—into fiscal year 2015—associated with the State’s transition to Medicaid Managed Care, and prepayments for Voluntary Operated Intermediate Care Facilities and Day Habilitation services. It also reflected the use of Balancing Incentive Program (“BIP”) resources, authorized through the Affordable Care Act (“ACA”), to support a number of new spending investments over a multi-year period. Additionally, the reduction showed slower than expected fiscal year 2016 growth in OPWDD and the Office of Mental Health (“OMH”). Growth in the level of Medicaid-eligible costs also generated a projected reduction in Mental Hygiene spending. State Budget actions also reduced Mental Hygiene spending, reflecting efforts to “rightsize” State institutions, primarily in OPWDD, and to transition individuals with developmental disabilities to less costly, community-based settings.

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Medicaid: The Enacted Budget Financial Plan included $200 million in annual State-share Medicaid savings beginning in fiscal year 2016, a portion of which was achieved by funding certain OPWDD-related Medicaid costs under the Medicaid Global Cap. To accommodate these additional costs, DOH is expected to use $815 million in additional State-funded Medicaid savings which are expected to accrue to the Global Cap in fiscal year 2016 from accelerating the enrollment in BHP of legally residing immigrants receiving State-only Medicaid, as of June 1, 2015. Under BHP, the cost of insurance premiums for such individuals, and other individuals meeting certain income eligibility standards, are expected to be supplemented by both State and Federal funds. BHP resources are expected to also be used by the DOH to offset fiscal constraints on the Global Cap, and to implement initiatives consistent with the goals of the Medicaid Redesign Team (“MRT”).

In addition, downward revisions to certain public health programs financed by New York State Health Care Reform Act (“HCRA”) resulted in surplus resources available to support additional General Fund Medicaid spending.

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Social Services/Housing: Lower spending was expected in several programs, including Supplemental Security Income (“SSI”), Foster Care, Child Care, Adoption, Close to Home, and Special Education. In addition, General Fund savings were achieved by funding certain housing programs from the Mortgage Insurance Fund. These savings were partially offset by increased spending in Child Welfare and Adult Protective/Domestic Violence.

•	Higher Education: Estimated spending had been lowered across several areas, including fringe benefit costs, community college base aid, Tuition Assistance Program (“TAP”) and scholarship programs.

•	All Other: Lower General Fund spending was expected for local government grant awards, public safety, economic development and health care programs.

Capital Projects/Debt Management

Savings were expected to be achieved through continuing the use of competitive sales, refunding of higher-cost debt as market conditions permitted, and efficiencies from the consolidation of bond sales. In addition, projections reflect the impact of revised capital spending estimates and future bonding assumptions.

Initiatives/Investments

The Enacted Budget included significant spending additions for education, human services, and health care. During negotiations, the Executive and Legislature agreed to approximately $625 million in distinct new spending additions to the fiscal year 2016 Executive Budget.

Resources

•	Tax Receipts: The estimate for annual tax receipts had been revised upward across all major tax categories to reflect results as of June 1, 2015.

•	Tax Extenders/Tax Credits: The Enacted Budget included various tax extenders and an expansion of existing tax credits, the largest of which include:

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Create the Urban Youth Jobs Program. Doubles the annual allocation to $20 million for program years 2015 through 2017. This program builds and expands upon the success of the Youth Works Tax Credit Program, which provided a credit to employers who hire unemployed, at risk youth.

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Extend the Limitation on Charitable Contribution Deductions for High Income New York State and New York City Personal Income Taxpayers for Two Years. The limitation on charitable contribution deductions for New York State and New York City taxpayers with adjusted gross income over $10 million was extended. The charitable contribution deduction limitation of 25 percent allowed under State Tax Law would have otherwise expired at the end of tax year 2015. The limitation has had no noticeable impact on charitable giving.

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Extend Warrantless Wage Garnishment for Two Years. The authorization for the Department of Taxation and Finance (“DTF”) to garnish wages of delinquent taxpayers without filing a warrant with the Department of State or County Clerks was extended. The existing program, now set to expire on April 1, 2017, had been successful in eliminating the unfunded mandate on counties to receive warrants from DTF. The program had also proven to be taxpayer friendly, since warrants appear on an individual’s credit report for seven years, even if the delinquency had been resolved.

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Resolution of Federal OPWDD Disallowance: On March 20, 2015, the State and the Centers for Medicare and Medicaid Services (“CMS”) signed an agreement that resolves a pending disallowance for fiscal year 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State will adjust the Federal/State share of future Medicaid costs to reimburse the Federal government $850 million in April 2015, and $100 million annually for each of the next 11 years beginning in fiscal year 2017. The State will use $850 million in monetary settlement payments previously set aside for financial risks, to finance the fiscal year 2016 cost of the Federal disallowance settlement.

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Other Resources Changes: Other resources largely reflect the substantial prepayment in fiscal year 2015 of debt service amounts due in fiscal year 2016. In addition, the timing of certain transfers and other transactions at the end of fiscal year 2015 had the effect of making additional resources available for fiscal year 2016.

Other Matters Affecting the State Financial Plan

General

The State’s Financial Plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. The DOB believes that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the Financial Plan. In addition, the surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings resulting from the 2 percent limit will be made available to the General Fund. The Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.

Among other factors, the Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets, and assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these issues are described in more detail herein. The projections and assumptions contained in the Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from projections as of June 1, 2015. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.

The Financial Plan projections for the out years assume that School Aid and Medicaid disbursements will be limited to the annual growth in New York State personal income and the ten-year rolling average of the medical care component of the Consumer Price Index (“CPI”), respectively. However, the Fiscal Year 2014 Enacted Budget, Fiscal Year 2015 Enacted Budget, and Fiscal Year 2016 Enacted Budget authorized spending for School Aid to increase above the growth in personal income that would otherwise be used to calculate the school year increases.

State law grants the Governor certain powers to achieve the Medicaid savings assumed in the Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated in the Financial Plan. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State’s HCRA fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.

The forecast contains specific transaction risks and other uncertainties including, but not limited to: the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan, including revenues associated with gaming activity in the State; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels projected as of June 1, 2015. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year or future years.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to address response to, and recovery from, severe weather events and other disasters. Pressure on the Federal government to make reductions is elevated so long as the budgetary caps resulting from the Budget Control Act of 2011 and subsequent legislation remain in place. Any reduction in Federal funding levels could have a materially adverse impact on the Financial Plan. In addition, the Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.

Medicaid Redesign Team Medicaid Waiver

The Federal Centers for Medicare and Medicaid Services and the State have reached an agreement authorizing up to $8 billion in new Federal funding, over several years, to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund (“IAAF”), the Delivery System Reform Incentive Payment (“DSRIP”) Program, Health Homes and various other Medicaid redesign initiatives.

Since January 1, 2014, in accordance with provisions of the ACA, New York State has been eligible for enhanced Federal Medical Assistance Percentage (“FMAP”) associated with childless adults. The Department of Health continues to both work with the CMS and refine the eligibility data systems to draw the appropriate amount of enhanced FMAP. This reconciliation may result in a modification of payments to the State and local governments.

Federal Reimbursement for State Disability Services

As part of an approved plan between New York State and the Federal CMS, the State received a $250 million Designated State Health Program (“DSHP”) payment as part of a multi-year effort to transform OPWDD services and provide more individuals with developmental disabilities the opportunity to be served in community-integrated settings. The $250 million payment was received in fiscal year 2015.

The Financial Plan assumes the State will reach agreement with CMS on a second phase of OPWDD transformation, which would accomplish a transition to holistic care management and value-based payments across all developmental disability systems. The transition to an integrated model of developmental disabilities-related care, behavioral health care, and medical care is expected to require significant changes to operations, structure, and organizational culture. The Financial Plan reflects the continuation of the $250 million DSHP payment in fiscal year 2016 and fiscal year 2017 to help effectuate this transformation. As of June 1, 2015, such Federal funding has not yet been approved by CMS.

Debt Ceiling

In October 2013, an impasse in Congress caused a temporary Federal government shutdown and raised concern for a time that the Federal debt ceiling would not be raised in a timely manner. In March 2015, a temporary suspension of the Federal debt limit expired, causing the debt limit to be reached. The Treasury Department has avoided default since then by operating under “extraordinary measures,” which again raises concern that the Federal debt ceiling may not be raised in a timely manner.

A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Financial Plan of a Federal government payment default in the future are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Labor Negotiations

As of June 1, 2015, the State had settled collective bargaining agreements with 97 percent of the State workforce subject to direct Executive control for the contract period that commenced in fiscal year 2012. A seven-year agreement through fiscal year 2018 was achieved with the Commissioned and Non-commissioned Officers unit in the Division of State Police. Five-year agreements through fiscal year 2016 were reached with CSEA, the United University Professions (“UUP”), the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), Council 82, DC-37 (Housing), and the Graduate Student Employees Union. Four-year agreements through fiscal year 2015 were reached with the Public Employees Federation (“PEF”) and the Police Benevolent Association of New York State (“PBANYS”).

All of the agreements included wage and benefit concessions in exchange for contingent employee job protection. As such, the agreements have provided: two-year Deficit Reduction Plan (“DRP”) savings of $300 million; no general salary increases for the three-year period fiscal year 2012 through fiscal year 2014; a 2 percent general salary increase in fiscal year 2015; and a 2 percent general salary increase in fiscal year 2016 for the employees with five-year agreements. Commissioned and Non-commissioned Officers in the Division of State Police will receive general salary increases of 1.5 percent in fiscal year 2017 and fiscal year 2018, respectively. Additionally, the agreements provided full-annual health benefit savings of $230 million resulting from increases to employee/retiree premium shares, copays, out-of-network deductibles and coinsurance.

Other compensation has also been provided. Two lump sum payments—$775 per employee in fiscal year 2014 and $225 per employee in fiscal year 2015—were paid to employees represented by CSEA, PBANYS, NYSCOPBA and Council 82. Additionally, UUP employees may receive lump sum payments of similar value in the form of Chancellor’s Power of SUNY Awards and Presidential Discretionary Awards. However, employees represented by PEF and DC-37 (Housing) are not expected to receive lump sum payments. Instead, they are expected to be repaid for all DRP reductions over an extended period at the end of the contract term, whereas the others are expected to be repaid for a portion of their reductions. Commissioned and Non-commissioned Officers in the Division of State Police will receive $1,250 increases to Hazardous Duty and Expanded Duty payments, respectively.

The unions representing State Police Troopers and Investigators have no contracts in place for the period April 2011 forward.

Cash-Flow Projections

The State authorizes the General Fund to borrow resources temporarily from available funds in the Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The State last used this authorization in April 2011 when the General Fund needed to temporarily borrow a minimal amount of funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other moneys belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

As of June 1, 2015, DOB expected that the State would have sufficient liquidity to make all planned payments as they become due through fiscal year 2016. The State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax Bonds and Sales Tax bonds, continues to be set aside as required by law and bond covenants.

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs beginning in fiscal year 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

In fiscal year 2015, the State made a total pension payment to the New York State and Local Retirement System (“NYSLRS”) of $1.7 billion and amortized $620 million (the maximum amount legally allowable). The total payment included an additional $18.8 million to pay off the 2006 amortization cost. In addition, the State’s Office of Court Administration (“OCA”) made a total pension payment of $280 million and amortized $94 million (the maximum amount legally allowable). This included an additional $21 million to pay off the 2011 pension amortization liability. The total deferred amount—$713 million—is expected to be repaid with interest over the next ten years, beginning in fiscal year 2016.

The State is required to begin repayment on each new amortization in the fiscal year immediately following the year in which the deferral was made. The full amount of each amortization, with interest, must be repaid within ten years, but the amount can be paid off sooner. The annual interest rate on each new amortization is determined by the OSC, and is fixed for the entire term of the deferral.

For amounts amortized in fiscal years 2011, 2012, 2013, 2014 and 2015, the State Comptroller set interest rates of 5 percent, 3.75 percent, 3 percent, 3.67 percent, and 3.15 percent, respectively. The Financial Plan assumes that both the State and OCA are expected to also elect to amortize pension costs in fiscal year 2016 and beyond, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by the DOB in the Financial Plan to be 3.15 percent per annum over ten years from the date of each deferred payment. Consistent with amortization assumptions, Part TT of Chapter 57 of the Laws of 2010 requires that: (a) the State make additional contributions in upcoming fiscal years, above the actuarially required contribution (starting in fiscal year 2022) and (b) once all outstanding amortizations are paid off, additional contributions be set aside as reserves for rate increases, to be invested by the State Comptroller and used to offset future rate increases.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State and are enrolled in NYSHIP, or are enrolled in the NYSHIP opt-out program at the time they have reached retirement and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a pay-as-you-go basis as required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for fiscal year 2014, the State’s Annual Required Contribution (“ARC”) represents the projected annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for fiscal year 2014, the projected unfunded actuarial accrued liability for fiscal year 2014 is $68.2 billion ($54.3 billion for the State and $13.9 billion for SUNY), an increase of $1.7 billion from fiscal year 2013 (attributable entirely to SUNY). The unfunded actuarial accrued liability for fiscal year 2014 used an actuarial valuation of OPEB liabilities as of April 1, 2012. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The actuarially determined annual OPEB cost for fiscal year 2014 totaled $3 billion ($2.3 billion for the State and $0.7 billion for SUNY), a decline of $390 million from fiscal year 2013 ($322 million for the State and $68 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $1.5 billion ($1 billion for the State and $0.5 billion for SUNY) greater than the cash payments for retiree costs made by the State in fiscal year 2014. This difference between the State’s pay-as-you-go costs, and the actuarially determined required annual contribution under GASB Statement 45, reduced the State’s net asset condition at the end of fiscal year 2014 by $1.5 billion.

GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding is assumed for this purpose in the Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis.

As of June 1, 2015, there was no provision in the Financial Plan to fund the actuarially-determined required annual contribution for OPEB. If the State began making a contribution, the additional cost above the pay-as-you-go amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations (“GOER”), Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices. Beginning with fiscal year 2016, the State expects to incorporate MP-2014 actuarial mortality assumptions, which reflect longer life expectancies for beneficiaries, resulting in increases to actuarial accrued liabilities and the present value of projected benefits.

Monetary Settlements

The State periodically receives proceeds from monetary settlements that are deposited primarily to the General Fund. The Financial Plan assumes monetary settlement payments in the upcoming fiscal years ($100 million each for fiscal year 2017 and fiscal year 2018). There can be no assurance that settlement proceeds in upcoming fiscal years will be received by the State at the levels assumed in the Financial Plan.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Financial Plan.

Update on Storm Recovery

In recent years, New York State has sustained damage from three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response are being processed, and both recovery and future mitigation efforts have begun, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. It is anticipated that New York State, the Metropolitan Transportation Authority, and New York State localities may receive approximately one-half of this amount over the coming years for response, recovery, and mitigation costs. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities, or that such Federal disaster aid will be provided on the expected schedule.

Climate Change Adaptation

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, municipalities, and public utilities are expected to be needed for adapting existing infrastructure to climate change risks.

Financial Condition of New York State Localities

The financial demands on State aid may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews, and providing grants and loans as a condition of implementing recommended efficiency initiatives.

Bond Market

Implementation of the Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales is expected to, among other things, be subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally may affect the market for outstanding State-supported and State-related debt.

Debt Reform Act Limit

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only, and for maximum terms of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in fiscal year 2001, and was fully phased in at 4 percent of personal income during fiscal year 2011. The cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in fiscal year 2001, and was fully phased in at 5 percent during fiscal year 2014.

As of June 1, 2015, projections anticipate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $4.1 billion in fiscal year 2015 to $498 million in fiscal year 2019. This includes the estimated impact of the bond-financed portion of the Enacted Budget’s increased capital commitment levels. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for the cost of upgrading their primary health care facilities. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, which include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2015, there were approximately $304 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the remaining hospitals, one is experiencing significant operating losses that have impaired its ability to remain current on its loan agreement with DASNY. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in fiscal year 2014 when $12 million was paid and again in fiscal year 2015 when $24 million was paid. DASNY also estimates that the State expects to pay debt service costs of approximately $25 million in both fiscal year 2016 and fiscal year 2017, and approximately $14 million annually in fiscal year 2018 through fiscal year 2020. These amounts are based on the actual experience of the participants in the program, and would cover the debt service costs for one hospital that, as of June 1, 2015, is not meeting the terms of its loan agreement with DASNY, a second hospital whose debt service obligation was discharged in bankruptcy but, as of June 1, 2015, was paying rent which offsets a portion of the debt service, and a third hospital that, as of June 1, 2015, is now closed. The State has estimated additional exposure of up to $24 million annually, if all the hospitals failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and Long Island College Hospital

In May 2011, the New York State Supreme Court issued an order (the “May 2011 Order”) that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn (“Downstate Hospital”). In 2012, DASNY issued tax exempt State Personal Income Tax Revenue Bonds, to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

To address the deteriorating financial condition of Downstate Hospital, which had been caused in part by the deteriorating financial position of LICH, legislation adopted with the Fiscal Year 2014 Enacted Budget required the Chancellor of SUNY to submit to the Governor and the Legislature a multi-year sustainability plan for the Downstate Hospital. Specifically, the legislation required the sustainability plan to: a) set forth recommendations necessary to achieve financial stability for Downstate Hospital, and b) preserve the academic mission of Downstate Hospital’s medical school. In accordance with this legislation, the Chancellor of SUNY submitted the sustainability plan for Downstate Hospital on May 31, 2013, and supplemented the plan with changes in a letter dated June 13, 2013. The supplemented plan was approved by both the Commissioner of Health and the Director of the Budget on June 13, 2013. Generally, the approved sustainability plan anticipates: (a) a significant restructuring of health care service lines at Downstate Hospital in order to achieve financial milestones assumed in the sustainability plan, and supported by State financial assistance through the DOH; and (b) monetizing the LICH asset value to support the costs associated with Downstate Hospital exiting LICH operations. Consistent with the sustainability plan, as supplemented, SUNY, together with Holdings, issued a request for proposals (“RFP”) to provide health care services in or around the LICH facilities and to purchase the LICH real estate.

In 2013, State Supreme Court Judge Demarest, who issued the May 2011 Order, issued, sua sponte, certain additional orders that could have affected the validity of the May 2011 Order. Also, in 2013, State Supreme Court Judge Baynes issued a series of orders that, effectively, precluded SUNY from exiting LICH operations. On February 25, 2014, Judges Demarest and Baynes approved a settlement whereby all parties agreed to discharge their claims, and the judges vacated their orders. Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a new RFP seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property. The structure of the settlement also increased the likelihood that sufficient proceeds from the transaction would be available to support defeasance of the Personal Income Tax Revenue Bonds by setting a minimum purchase price.

In accordance with the settlement, as of June 1, 2015, Holdings had entered into a purchase and sale agreement with the FPG Cobble Hill Acquisitions, LLC, an affiliate of Fortis Property Group, LLC (also party to the agreement) which proposed to purchase the LICH property, and with NYU Hospitals Center which would provide both interim and long-term health care services. The agreement has been approved by the Office of Attorney General and the Office of the State Comptroller. The sale of all or substantially all, of the assets of Holdings was subject to additional approvals. There can be no assurance that the resolution of the legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

2015 Legislative Session

The State’s 2015 legislative session was expected to end on June 17, 2015. Impacts to the Financial Plan from end-of-session legislative activity are not expected to result in material and adverse differences to the estimates for the current fiscal year contained in this appendix. DOB expects to update its multi-year projections of receipts and disbursements with the first quarterly update to the State’s Annual information Statement to reflect the fiscal impact, if any, of all legislation enacted in the remainder of the session.

STATE FINANCIAL PLAN PROJECTIONS

Fiscal Years 2016 Through 2019

This section presents the State’s updated multi-year Financial Plan projections for receipts and disbursements, reflecting the impact of the Fiscal Year 2016 Enacted Budget actions. This section includes preliminary fiscal year 2015 results and projections for fiscal year 2016 through fiscal year 2019, with an emphasis on the fiscal year 2016 projections.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish the further removed such estimates and projections are from June 1, 2015. Accordingly, in terms of the out-year projections, the first out-year of the Fiscal Year 2016 Enacted Budget, fiscal year 2017, is the most relevant from a planning perspective.

Summary

The Fiscal Year 2016 Enacted Budget Financial Plan reflects a 2 percent annual growth in State Operating Funds, consistent with the expectation of adherence with a 2 percent spending benchmark. In addition, the State ended fiscal year 2015 with a sizeable General Fund cash-basis surplus largely due to a series of unbudgeted one-time monetary settlement payments reached between regulators and financial institutions.

The surplus projections for fiscal year 2017 and thereafter set forth in the Financial Plan reflect the savings that the DOB estimates would occur if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. If the State does not adhere to the 2 percent State Operating Funds spending benchmark in fiscal year 2017, fiscal year 2018, and fiscal year 2019, budget gaps may result in these years.

The Revenue Outlook

As of June 1, 2015, All Funds receipts in fiscal year 2016 are projected to total $151.4 billion, an increase of 1.5 percent from fiscal year 2015 results.

As of June 1, 2015, State tax receipts are expected to increase 5 percent in fiscal year 2016. The increase in personal income tax receipts is due to strong growth from an artificially low prior year base influenced by 2013 Federal tax law changes. The miscellaneous receipts decline in fiscal year 2016 is primarily due to the substantial lowering of one-time monetary settlement payments with financial institutions. In addition, the fiscal year 2016 General Fund total includes a $250 million deposit from the State Insurance Fund reserve release in connection with Workers’ Compensation law changes included in the Fiscal Year 2014 Enacted Budget, which is a decrease of $750 million from the amount of the reserve released in fiscal year 2015. In other State funds, fiscal year 2016 miscellaneous receipts are driven by year-to-year variations to health care surcharges and other HCRA resources, licensing fees associated with commercial gaming, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

Consistent with the projected growth in the New York economy over the multi-year Financial Plan period, the personal income and consumption/use tax categories are expected to grow. Business taxes and other taxes are expected to decline in some or all years due to tax cuts and reforms enacted in 2014.

After controlling for the impact of tax law changes, base tax revenue increased 4 percent in fiscal year 2015, and, as of June 1, 2015, is projected to increase by 4.5 percent for fiscal year 2016 and 4.9 percent for fiscal year 2017.

Approximately 60 percent of All Funds tax receipts are deposited into the General Fund. The remaining tax collections are dedicated for various purposes including STAR payments to school districts, debt service reserves, health care, and transportation. General Fund tax receipts are projected to total $45.8 billion in fiscal year 2016, an increase consistent with the All Funds trends discussed above. As of June 1, 2015, General Fund miscellaneous receipts are expected to decrease by over $4 billion as a result of the lower amount of the monetary settlement receipts and transfers.

Personal Income Tax

As of June 1, 2015, All Funds income tax receipts for fiscal year 2016 are projected to be $47.1 billion, an increase of $3.4 billion (7.7 percent) from fiscal year 2015 results. This increase primarily includes withholding, estimated payments attributable to the 2015 tax year, and extension payments attributable to the 2014 tax year, partially offset by a substantial increase in total refunds due to a combination of refund payment timing and the increased cost of the Real Property Tax Freeze credit compared to fiscal year 2015.

As of June 1, 2015, withholding in fiscal year 2016 is projected to be $2 billion (5.8 percent) higher than fiscal year 2015, due mainly to moderate wage growth. Extension payments are estimated to increase by $1.2 billion (36.2 percent), primarily due to growth in tax year 2014 non-wage income over a weak tax year 2013 base, which suffered from an acceleration of capital gains into tax year 2012. As of June 1, 2015, estimated payments for tax year 2015 were projected to be $781 million (7.5 percent) higher. Final return payments and delinquencies were projected to be $287 million (13 percent) higher and $59 million (4.2 percent) lower, respectively.

As of June 1, 2015, the increase in total refunds of $898 million (10.5 percent) reflects an $867 million (17.5 percent) increase in prior (tax year 2014) refunds, a $30 million (6.6 percent) increase in previous (tax year 2013 and earlier) refunds, and a $204 million (35.2 percent) increase in accelerated credit payments related to tax year 2015. This is partially offset by a $200 million (10.3 percent) decrease in current (tax year 2015) refunds and a $3 million (0.5 percent) decline in state-city offsets. The increase in prior (tax year 2014) refunds includes $85 million in payments attributable to the first year of the Enhanced Real Property Tax Circuit Breaker credit. Refund payment timing accounts for another $128 million of the growth in prior year refunds, resulting from the reduced amount of refunds paid during the first three months of 2015 relative to the same period of 2014.

General Fund personal income tax receipts are net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State Personal Income Tax revenue bonds. As of June 1, 2015, General Fund personal income tax receipts for fiscal year 2016 of $31.9 billion were expected to increase by $2.4 billion (8.3 percent) from fiscal year 2015 results, mainly reflecting the increase in All Funds receipts. RBTF deposits were projected to be $11.8 billion and the STAR transfer was projected to be $3.4 billion.

As of June 1, 2015, All Funds personal income tax receipts for fiscal year 2017 of $50.1 billion were projected to increase by just over $3 billion (6.5 percent) from the fiscal year 2016 estimate. This primarily reflects increases of $2 billion (5.5 percent) in withholding, $871 million (7.8 percent) in estimated payments related to tax year 2016, and $422 million (9.2 percent) in extension payments related to tax year 2015, partially offset by a $511 million (5.4 percent) increase in total refunds. The growth in withholding was the result of projected wage growth of 4.7 percent. The moderate growth in extension payments reflects tax year 2015 non-wage income growth that was projected to be substantially weaker than tax year 2014. The growth in total refunds was primarily attributable to $400 million in Family Tax Relief credits which, unlike tax year 2013 payments, will not be paid as accelerated credits. As of June 1, 2015, payments from final returns were expected to increase $177 million (7.1 percent), while delinquencies are projected to increase $50 million (3.8 percent) from the prior year.

As of June 1, 2015, General Fund personal income tax receipts for fiscal year 2017 of $34.1 billion were projected to increase by $2.2 billion (6.9 percent). RBTF deposits were projected to be $12.5 billion, and the STAR transfer was projected to be $3.5 billion.

As of June 1, 2015, All Funds personal income tax receipts of $53 billion in fiscal year 2018 were projected to increase $2.9 billion (5.9 percent) from the prior year. Gross receipts were projected to increase 5 percent, reflecting withholding that was projected to grow by $1.4 billion (3.7 percent) and estimated payments related to tax year 2017 that were projected to grow by $964 million (8 percent). Payments from extensions for tax year 2016 were projected to increase by $375 million (7.5 percent) and final returns were expected to increase $171 million (6.4 percent). Delinquencies were projected to increase $39 million (2.8 percent) from the prior year. Total refunds were projected to increase by $46 million (0.5 percent) from the prior year.

As of June 1, 2015, General Fund personal income tax receipts for fiscal year 2018 were projected to increase by $2.2 billion (6.3 percent) to $36.3 billion

As of June 1, 2015, All Funds personal income tax receipts were projected to increase by $1.4 billion (2.6 percent) in fiscal year 2019 to reach $54.4 billion, while General Fund personal income tax receipts were projected to total $37.3 billion.

Consumption/Use Taxes

As of June 1, 2015, All Funds consumption/use tax receipts for fiscal year 2016 were estimated to be $15.9 billion, an increase of $466 million (3 percent) from fiscal year 2015 results. Sales tax receipts were estimated to increase $541 million (4.2 percent) from fiscal year 2015, resulting from 4.4 percent base (i.e., absent law changes) growth, due to strong projected disposable income growth. Cigarette and tobacco tax collections were estimated to decline $94 million (7.2 percent), primarily reflecting large declines in taxable cigarette consumption (particularly in New York City) and cigar tax refunds resulting in part from a non-binding Administrative Law Judge Determination (Matter of Davidoff of Geneva, Inc.). Motor fuel tax collections were expected to decrease $2 million (0.4 percent), reflecting a decrease in audit collections as they return to historical levels, partially offset by a slight growth in gasoline and diesel consumption.

As of June 1, 2015, General Fund consumption/use tax receipts for fiscal year 2016 were estimated to total $6.9 billion, an increase of $199 million (3 percent) from fiscal year 2015 results. This increase largely reflects increased sales tax collections, offset by cigar tax refunds and a decline in cigarette tax collections.

As of June 1, 2015, All Funds consumption/use tax receipts for fiscal year 2017 were projected to be $16.4 billion, an increase of $544 million (3.4 percent) from the prior year. The projected $535 million (4 percent) increase in sales tax receipts reflects sales tax base growth of 4.2 percent.

As of June 1, 2015, General Fund consumption/use tax receipts were projected to total $7.2 billion in fiscal year 2017, a $306 million (4.4 percent) increase from the prior year. The projected increase in sales tax receipts reflects the All Funds trends. The projected increase in cigarette and tobacco tax receipts was the result of an artificially low fiscal year 2016 base created by the cigar tax refunds mentioned earlier.

As of June 1, 2015, All Funds consumption/use tax receipts were projected to increase to $16.9 billion (3.2 percent) in fiscal year 2018 and to $17.5 billion (3.4 percent) in fiscal year 2019, largely representing base growth in sales tax receipts, offset slightly by trend declines in cigarette tax collections.

As of June 1, 2015, General Fund consumption/use tax receipts were projected to increase to $7.5 billion (3.5 percent) in fiscal year 2018 and $7.7 billion (3.7 percent) in fiscal year 2019, reflecting the All Funds trends. As of June 1, 2015, General Fund sales and use tax receipts were net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on State sales and use tax revenue bonds. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, were transferred back to the General Fund.

Business Taxes

As of June 1, 2015, All Funds business tax receipts for fiscal year 2016 were estimated at $8.1 billion, a decrease of $367 million (4.3 percent) from fiscal year 2015 results. The estimate reflected a decline resulting primarily from the first year of corporate tax reform ($205 million) and a decrease in petroleum business tax (“PBT”) receipts, due to declines in the PBT index rates for 2015 and 2016.

As of June 1, 2015, corporate franchise tax receipts were estimated to increase $1.1 billion (31.7 percent) in fiscal year 2016, reflecting corporate tax reform, which repealed the bank tax and imposed the corporate franchise tax on former bank taxpayers beginning in tax year 2015. Audit receipts were expected to increase $491 million (79.8 percent), representing a rebound in large case audits.

As of June 1, 2015, corporation and utilities tax receipts were expected to increase $66 million (9.1 percent) in fiscal year 2016. Both gross receipts and audits were expected to increase from the prior year, while refunds were expected to return to historical trends.

As of June 1, 2015, insurance tax receipts were expected to increase $52 million (3.4 percent) in fiscal year 2016. Premiums from authorized insurers were expected to grow at trend rates. Audits and refunds were also expected to reflect historical trends.

As of June 1, 2015, bank tax receipts were estimated to decrease by over $1.5 billion (100.7 percent) in fiscal year 2016, reflecting the movement of 2015 liability payments to the corporate franchise tax. Negative fiscal year 2016 bank tax receipts reflect the net of payments from fiscal year filers with a liability period start date of 2014, prior period adjustments from calendar year and fiscal year filers, and audit receipts. Audit receipts were estimated to decline $525 million as several large fiscal year 2015 bank tax cases were not expected to be repeated in fiscal year 2016.

As of June 1, 2015, PBT receipts were expected to decrease by $64 million (5.5 percent) in fiscal year 2016, primarily due to the 3.2 percent decrease in the PBT rate index effective January 2015 and the estimated 5 percent decrease effective January 2016. These declines were partially offset by a slight growth in both estimated gasoline and diesel consumption.

As of June 1, 2015, General Fund business tax receipts for fiscal year 2016 of $5.9 billion were estimated to decrease by $368 million (5.9 percent) from fiscal year 2015 results, reflecting the All Funds trends discussed above.

As of June 1, 2015, All Funds business tax receipts for fiscal year 2017 of $8 billion were projected to decrease by $90 million (1.1 percent) from the prior year. The decline in corporate franchise tax receipts of $254 million (5.4 percent) was the result of the decrease in the entire net income tax rate from 7.1 percent to 6.5 percent and the first year of the capital tax base phase-out (both effective for tax year 2016). These items were part of corporate tax reform enacted in fiscal year 2015. Budget Bank tax receipts were projected to increase by $213 million, primarily resulting from a reduced number of prior period adjustments and continued audit receipts. Corporation and utilities tax receipts growth of $17 million (2.1 percent) reflects trend growth in fiscal year 2017. Insurance tax receipts were projected to decline $26 million (1.6 percent). Growth in insurance tax premiums was more than offset by the first year of refunds for the tax credit for assessments paid to the Life Insurance Guaranty Corporation (Insurance Law section 7712(a)(b) and tax law section 1511(f)). PBT receipts were expected to decrease $40 million (3.7 percent) in fiscal year 2017, primarily due to the estimated 5 percent decrease in the PBT rate index effective January 2016 noted above, and projected small declines in taxable motor fuel consumption, partially offset by growth in diesel fuel consumption.

As of June 1, 2015, General Fund business tax receipts for fiscal year 2017 of $5.8 billion were projected to decrease by $105 million (1.8 percent), reflecting the All Funds trends discussed above.

As of June 1, 2015, All Funds business tax receipts for fiscal year 2018 and fiscal year 2019 reflect projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. All Funds business tax receipts were projected to increase to $8.3 billion (2.7 percent) in fiscal year 2018, and increase to $8.5 billion (2.5 percent) in fiscal year 2019. General Fund business tax receipts were expected to increase to $6 billion (2.9 percent) in fiscal year 2018 and $6.1 billion (2.5 percent) in fiscal year 2019.

Other Taxes

As of June 1, 2015, All Funds other tax receipts for fiscal year 2016 were estimated to be nearly $2.2 billion, a $12 million (0.6 percent) decrease from fiscal year 2015 results. This reflects a $47 million (4.5 percent) increase in real estate transfer tax receipts, more than offset by a $59 million (5.3 percent) decrease in estate tax receipts. The estate tax decrease was primarily the result of Fiscal Year 2015 Enacted Budget legislation that raises the filing threshold from $1 million to $5.25 million over a four-year period. The real estate transfer tax estimate reflects both an increase in the volume of transactions in New York City and modest price growth compared to the prior year.

As of June 1, 2015, General Fund other tax receipts were expected to be nearly $1.1 billion in fiscal year 2016, a $59 million (5.2 percent) decrease from fiscal year 2015 results, reflecting the estate tax change noted above.

As of June 1, 2015, All Funds other tax receipts for fiscal year 2017 were projected to be just over $2.1 billion, a $32 million (1.5 percent) decrease from fiscal year 2016. This reflects projected growth in real estate transfer tax receipts due to projected growth in both the residential and commercial real estate markets, particularly in New York City, more than entirely offset by a decline in projected estate tax receipts due to the continued phase-in of the increased filing threshold.

As of June 1, 2015, General Fund other tax receipts were projected to be just under $1 billion in fiscal year 2017, reflecting the decline in estate tax receipts noted above.

As of June 1, 2015, All Funds other tax receipts for fiscal year 2018 and fiscal year 2019 reflect projected trends in household net worth, housing starts and housing prices. All Funds other tax receipts were projected to decrease to just under $2.1 billion (1.7 percent) in fiscal year 2018, and remain at $2.1 billion in fiscal year 2019. General Fund other tax receipt estimates for fiscal year 2018 and fiscal year 2019 were projected to decrease by 7.5 percent and 4 percent, respectively, due to the projected decline in estate tax receipts noted above.

The divergence in growth rates between the All Funds and General Fund projections for other tax receipts reflects the dedication of the segment exhibiting growth (real estate transfer tax receipts) to other funds, and reflection of the declining portion (estate tax receipts) remaining in the General Fund.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, tribal-state compact revenue, monetary settlements and a variety of fees and licenses.

As of June 1, 2015, All Funds miscellaneous receipts were projected to total $25.4 billion in fiscal year 2016, a decrease of 13.7 percent from fiscal year 2015 results. This decrease was primarily due to the loss of one-time monetary settlement payments described earlier in this appendix. In addition to the loss of monetary settlements, the State Insurance Fund reserve release in connection with Workers’ Compensation law changes included in the fiscal year 2014 Enacted Budget decreased by $750 million from the amount received during the prior year. In other State funds, fiscal year 2015 miscellaneous receipts were driven by year-to-year variations to health care surcharges and other HCRA resources, bond proceeds, atypical fines and the phase-out of the temporary utility assessment.

As of June 1, 2015, All Funds miscellaneous receipts were projected to decrease annually beginning in fiscal year 2016, mainly due to the loss of payments from SIF, and the phase-out of the temporary utility assessment.

Aid from the Federal government helps pay for a variety of programs including Medicaid, public assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, the DOB typically projects Federal reimbursements are expected to be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from the projections.

As of June 1, 2015, All Funds Federal grants were expected to increase in fiscal year 2016, which was mainly driven by enhanced Federal Medicaid funding associated with the ACA. Federal grants were expected to grow to $52.2 billion by fiscal year 2019, reflecting the continuation of growth in Federal Medicaid spending associated with the ACA, partly offset by the expected phase-down of Federal disaster assistance aid.

Monetary Settlements

As of June 1, 2015, the Department of Financial Services (“DFS”), the Department of Law, and the Manhattan District Attorney’s Office have reached financial settlements with a number of banks and other associated entities for violations of New York banking laws, and with a number of insurance companies and other associated entities for violations of New York insurance laws. The State had received a total of $7 billion from monetary settlements in fiscal year 2015 and fiscal year 2016 including two settlements, valued at approximately $1.3 billion, that were not part of budget negotiations. As of June 1, 2015, the Enacted Budget for fiscal year 2016 earmarked $5.4 billion for one-time purposes, including $4.6 billion for capital projects to support economic development and infrastructure investments and $850 million for a Federal disallowance settlement. In addition, the General Fund included $275 million in fiscal year 2015 and $250 million in fiscal year 2016 for operating purposes. The Financial Plan assumes monetary settlements in the amount of $100 million in each of fiscal year 2017 and fiscal year 2018. As of June 1, 2015, the Financial Plan does not reflect the May 2015 consent order between DFS and Barclays Bank PLC, and Barclays Bank PLC, New York Branch (collectively, “Barclays”). In May 2015, Barclays paid a $485 million civil monetary penalty to the State pursuant to that consent order.

The following settlements were received, or are expected to be received by the State:

•

BNP Paribas, S.A. New York Branch (“BNPP”) paid the State nearly $3.6 billion pursuant to (i) a June 29, 2014 consent order between DFS and BNPP and (ii) a June 30, 2014 plea agreement between BNPP and the New York County District Attorney (“DANY”) in connection with conduct by BNPP which violated U.S. national security and foreign policy and raised serious safety and soundness concerns for regulators, including the obstruction of governmental administration, failure to report crimes and misconduct, offering false instruments for filing, and falsifying business records.

•

Credit Suisse AG paid $715 million as a civil monetary penalty to the State pursuant to a May 18, 2014 consent order between DFS and Credit Suisse AG. This stemmed from Credit Suisse AG’s decades-long operation of an illegal cross-border banking business whereby Credit Suisse AG knowingly and willfully aided thousands of U.S. clients in opening and maintaining undeclared accounts and concealing their offshore assets and income from the Internal Revenue Service and New York authorities.

•

Commerzbank AG New York Branch and Commerzbank AG (collectively “Commerzbank”) paid a $610 million civil monetary penalty in accordance with a March 12, 2015 consent order between Commerzbank and the New York State DFS for violations of New York State Banking Law and regulations in connection with transactions on behalf of Iran, Sudan, and a Japanese corporation that engaged in accounting fraud. The State also received an additional $81.7 million in penalties and forfeiture from Commerzbank AG in accordance with a Deferred Prosecution Agreement entered into by Commerzbank AG with the Manhattan District Attorney’s Office and the United States Department of Justice, for moving more than $250 million through the U.S. financial system primarily on behalf of Iranian and Sudanese customers in violation of U.S. sanctions by concealing the illegal nature of these transactions and deceiving U.S. banks into processing illegal wire payments.

•

Deutsche Bank AG and Deutsche Bank AG, New York Branch (collectively “Deutsche Bank”) paid a civil monetary penalty to the State in the amount of $600 million in accordance with an April 23, 2015 consent order between Deutsche Bank and the New York State DFS for violations of New York State Banking Law and regulations in connection with the manipulation of benchmark interest rates, including the London Interbank Offered Rate, the Euro Interbank Offered Rate and Euroyen Tokyo Interbank Offered Rate.

•

The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) paid a $315 million civil monetary penalty pursuant to a November 18, 2014 consent order between DFS and BTMU. The consent order pertains to actions taken by BTMU which wrongfully misled DFS in connection with its understanding of BTMU’s U.S. dollar clearing services on behalf of sanctioned Sudanese, Iranian, and Burmese parties, the transactions of which were settled through the New York Branch and other New York financial institutions. BTMU had previously paid to the State a $250 million civil monetary penalty pursuant to a previous June 19, 2013 consent order between DFS and BTMU related to BTMU unlawfully clearing through the New York Branch and other New York-based financial institutions an estimated 28,000 U.S. dollar payments, valued at approximately $100 billion, on behalf of certain sanctioned parties.

•

Bank of America (“BofA”) paid $300 million to the State pursuant to an August 18, 2014 settlement agreement to remediate harms related to BofA’s violations of State law in connection with the packaging, origination, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement was the result of investigations by Federal and State entities into BofA Corporation, Bank of America, N.A., and Banc of America Mortgage Securities, as well as their current and former subsidiaries and affiliates.

•

Standard Chartered Bank, New York Branch (“SCB NY”) paid $300 million to the State pursuant to an August 19, 2014 consent order between the DFS and SCB NY for failure to fully comply with a September 21, 2012 consent order between the parties, by operating with certain ineffective risk management systems for the identification and management of compliance risks related to compliance with the Bank Security Act (“BSA”) and anti-money laundering (“AML”) laws, rules, and regulations, including BSA/AML risks related to U.S. dollar clearing for clients of SCB United Arab Emirates and SCB Hong Kong, among others.

•

Bank Leumi paid a $130 million civil monetary penalty pursuant to a December 22, 2014 consent order between DFS and Bank Leumi. The consent order pertains to (i) Bank Leumi’s knowing and willful operation of a wrongful cross-border banking business to assist U.S. clients in concealing assets offshore and evading U.S. tax obligations, and (ii) Bank Leumi misleading DFS about Bank Leumi’s improper activities.

•	Ocwen paid a $100 million civil monetary penalty and another $50 million as restitution to current and former Ocwen borrowers pursuant to a December 19, 2014 consent order between DFS and Ocwen.

The consent order pertains, among other things, to numerous and significant violations of a 2011 agreement between Ocwen and DFS which required Ocwen to adhere to certain servicing practices in the best interest of borrowers and investors. The $100 million payment is to be used by the State for housing, foreclosure relief, and community redevelopment programs supporting New York’s housing recovery. The $50 million restitution payment will be used to pay $10,000 each to current and former Ocwen-services borrowers in New York whose homes were foreclosed upon by Ocwen between January 1, 2009 and December 19, 2014. The balance of the $50 million will then be distributed equally among borrowers who had foreclosure actions filed against them by Ocwen between January 1, 2009 and December 19, 2014, but in which Ocwen did not complete such foreclosure action.

•

Citigroup Inc. (“Citigroup”) paid $92 million to the State pursuant to a July 2014 settlement agreement to remediate harms to the State resulting from the packaging, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement is the result of investigations by Federal and State entities into Citigroup.

•

American Life Insurance Company (“ALICO”), Delaware American Life Insurance Company (“DelAm”), and MetLife, Inc. (“MetLife”) (collectively “MetLife Parties”) paid $50 million as a civil fine pursuant to a March 31, 2014 consent order between DFS and MetLife. The consent order related to a DFS investigation into whether ALICO and DelAm conducted an insurance business in New York without a New York license, and aided other insurers in doing an insurance business in New York without a New York license.

•

AIG paid a $35 million civil monetary penalty pursuant to an October 31, 2014 consent order between DFS and AIG. A DFS investigation uncovered that former subsidiaries, ALICO and DelAm, solicited insurance business in New York without a license and made intentional misrepresentations and omissions to DFS concerning those activities.

•

PricewaterhouseCoopers LLP (“PwC”) paid $25 million to the State pursuant to an August 14, 2014 settlement agreement between the DFS and PwC to (i) resolve the DFS’s investigation of PwC’s actions in performing certain consulting services for the Tokyo Branch of The Bank of Tokyo-Mitsubishi UFJ, Ltd. in 2007 and 2008, and (ii) establish the basis for a constructive relationship between the parties that will better protect investors and the public.

•

AXA Equitable Life Insurance Company (“AXA”) paid $20 million as a civil fine pursuant to a March 17, 2014 consent order between DFS and AXA. The consent order related to whether AXA properly informed DFS regarding the implementation of its “AXA Tactical Manager” strategy.

Disbursements

As of June 1, 2015, total disbursements in fiscal year 2016 were estimated at $72 billion in the State’s General Fund (including transfers) and $94.3 billion in total State Operating Funds. Medicaid, education, pension costs, employee and retiree health benefits were significant drivers of annual spending growth. Over the multi-year Financial Plan, State Operating Funds spending projections assume Medicaid and School Aid would grow at their statutorily-indexed rates, with the exception of fiscal year 2016 where the Enacted Budget increased School Aid by 6.1 percent on a school year basis, in excess of the indexed rate of 1.7 percent. The Enacted Budgets in fiscal year 2014 and fiscal year 2015 also approved increases for School Aid above the indexed rate.

The multi-year disbursements projections take into account various factors, including agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all of the amounts appropriated pursuant to an enacted budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in State Special Revenue Funds have been adjusted downward in all fiscal years, based on typical spending patterns and the observed variance between estimated and actual results over time.

Local Assistance Grants

Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. Local assistance spending in State Operating Funds is estimated at $63.3 billion in fiscal year 2016 and accounts for two-thirds of total State Operating Funds spending. Education and health care spending account for nearly two-thirds of local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as pre-kindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1 - June 30)

As of June 1, 2015, School Aid was expected to total $23.5 billion in school year 2016, an increase of $1.4 billion (6.1 percent) from school year 2015. This increase was provided largely through $1 billion of additional general operating support, consisting of a $603 million restoration in the Gap Elimination Adjustment (“GEA”) and a $428 million increase in Foundation Aid. Another $274 million supports increased reimbursement in expense-based aid programs (e.g., transportation, Boards of Cooperative Educational Services (“BOCES”), school construction) and other miscellaneous aid categories. The increase also included $47 million of funding for new competitive grants, led by $30 million for pre-kindergarten for three- and four-year-old children.

In addition, the Enacted Budget Financial Plan provided $75 million to help transform persistently failing schools. The Budget also continued to provide $340 million of recurring annual funding to support Statewide Universal Full-Day Pre-kindergarten programs in order to incentivize and fund state-of-the-art programs and encourage creativity through competition.

Finally, the Enacted Budget maintained the two-year appropriation that continues Education Law provisions. As of June 1, 2015, School Aid was projected to increase by an additional $937 million (4 percent) in school year 2017.

State Fiscal Year

The State finances School Aid from General Fund and Lottery Fund receipts, including video lottery terminals (“VLTs”), which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which the related budget is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

As of June 1, 2015, State fiscal year spending for School Aid was projected to total $23.4 billion in fiscal year 2016. In future years, receipts available to finance this category of aid from core lottery sales were projected to decline. In addition to State aid, school districts receive over $3 billion annually in Federal aid.

It is expected that State aid payments for School Aid will be supplemented by commercial gaming revenues, beginning in fiscal year 2016. Three casino resorts were recommended by the State’s Gaming Facility Location Board (the “Board”) in December 2014, and, as of June 1, 2015, a fourth casino is under consideration by the Board. It was previously anticipated that the State’s receipt of $160 million in one-time casino licensing fees would be used to supplement School Aid in fiscal year 2016, and casinos would be fully operational by fiscal year 2017. Due to differences in timing and applicants chosen by the Board, as of June 1, 2015, the State now expects $137 million from one-time licensing fees to supplement School Aid in fiscal year 2016, and it is expected that the approved casinos will be fully operational by fiscal year 2018.

Other Education Aid

In addition to School Aid, the State provides funding and support for various other education-related programs. These include: special education services; programs administered by the Office of Pre-kindergarten through Grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.

The State provides a full range of special education services to approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Pre-kindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school lunch and breakfast program, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses for the major cultural institutions of the State Archives, the State Library, and the State Museum as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of postsecondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a “one-stop” source for all their employment needs, and are made aware of the full range of services available in other agencies.

The increase in other education spending for fiscal year 2016 relative to fiscal year 2015 is driven primarily by increases in expense-based reimbursements, one-time costs associated with targeted aid and grants, and increases to supplemental State charter school payments. Out year growth is primarily driven by supplemental State charter school payments

School Tax Relief (“STAR”) Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. Lower-income senior citizens are expected to receive a $65,300 exemption in fiscal year 2016. The Department of Taxation and Finance oversees local property assessment administration, and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate share of total spending in fiscal year 2016 are: the basic school property tax exemption for homeowners with income under $500,000 (54 percent); the enhanced school property tax exemption for senior citizen homeowners with incomes under $83,300 (28 percent); and a flat refundable credit and rate reduction for income-eligible resident New York City personal income taxpayers (18 percent).

Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues. As of June 1, 2015, the annual increase in a qualifying homeowner’s

STAR exemption benefit was limited to 2 percent. New York City personal income taxpayers with annual incomes over $500,000 are not eligible starting in fiscal year 2016.

The spending growth is primarily a reflection of the number of STAR exemption recipients who are expected to participate in the program, including reregistration of qualified individuals. This growth is partially offset by an enacted restriction in the New York City personal income tax rate reduction to residents with incomes lower than $500,000.

Higher Education

Local assistance for higher education spending includes funding for the City University of New York (“CUNY”), SUNY, and the Higher Education Services Corporation (“HESC”).

The State funds CUNY’s senior college operations, and works in conjunction with New York City to support CUNY’s community colleges. The CUNY system is the largest urban public university system in the nation. Funding for SUNY supports 30 community colleges across multiple campuses. The State also provides a sizeable benefit to CUNY and SUNY through the debt service it pays on bond-financed capital projects at the universities. State debt service payments for capital projects at SUNY and CUNY are expected to total about $1.2 billion in fiscal year 2016 (this is not reflected in the annual spending totals for the universities). HESC administers the Tuition Assistance Program (“TAP”), which provides financial awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers are funded by the State and the Federal government.

Annual growth by CUNY across the multi-year Financial Plan reflects the net impact of one-time performance incentive funding in fiscal year 2016, additional base operating support at community colleges, and fringe benefit cost increases at senior colleges. As of June 1, 2015, HESC spending was projected to decline slightly from fiscal year 2015 to fiscal year 2016, reflecting an accelerated payment of TAP costs in fiscal year 2015. Growth in the out years was primarily driven by a combination of newly enacted initiatives such as the Get On Your Feet loan forgiveness program, ongoing implementation of a scholarship for Science, Technology, Engineering and Math (“STEM”) included in the Fiscal Year 2015 Enacted Budget, and additional TAP costs associated with projected community college tuition increases. Growth in SUNY local assistance primarily reflects additional base operating support at community colleges.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The State Department of Health (“DOH”) works with local health departments and social services departments, including in New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under the DOH, but a number of programs are also supported through multi-agency efforts.

As of June 1, 2015, the DOH is also engaged in a multi-year initiative to implement the DSRIP program through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the Medicaid Redesign Team (“MRT”) reforms. The DSRIP program is expected to promote community-level collaborations and focus on system reform, specifically a goal to achieve 25 percent reduction in avoidable hospital use over five years. The Financial Plan reflects the impact of the DSRIP program through additional Federal funds disbursements of approximately $7 billion through fiscal year 2019, with the remaining funds expected to be disbursed beyond the current planning period. A portion of this funding, which has yet to be allocated through the statewide awarding process, is expected to flow through the SUNY hospital system.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments. Eligible services2 include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In fiscal year 2012, legislation was enacted to limit the year-to-year growth in the DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the Consumer Price Index (“CPI”). The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Financial Plan reflects the continuation of the Medicaid spending cap through fiscal year 2017, and the project assumes that statutory authority will be extended in subsequent years. Allowable growth under the cap for medical services is 3.6 percent for fiscal year 2016. Reflecting projected CPI reductions, as of June 1, 2015, the DOB forecasts allowable cap growth at 3.4 percent in fiscal year 2017; 3.2 percent in fiscal year 2018; and 3 percent in fiscal year 2019. Certain administrative costs and changes in the Federal or local shares are not subject to this index.

The indexed provisions of the Global Cap apply to a majority of the State-share of Medicaid spending that is budgeted and expended principally through the DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid Administration, as well as increased Federal financial participation that became effective in January 2014 under the provisions of the ACA. State share Medicaid spending also appears in the Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, and education aid.

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources and provider assessment revenue.

Since fiscal year 2014, certain OPWDD-related Medicaid costs have been financed within available resources under the Global Cap to alleviate the financial impact of reduced Federal revenue associated with the reimbursement of Medicaid costs at State-operated facilities providing developmental disability services. The Enacted Budget includes $200 million in Financial Plan savings, a portion of which are associated with additional OPWDD-related Medicaid costs which will be funded under the cap. These additional costs will be funded primarily from additional State-funded Medicaid savings which are expected to accrue to the Global Cap in fiscal year 2016 as a result of accelerating the enrollment of certain legally residing immigrants who receive State-only Medicaid funding to the Basic Health Plan (“BHP”), as of June 1, 2015. The cost of insurance premiums for such individuals, and other individuals meeting certain income eligibility standards, will be supplemented by both State and Federal funds. These BHP resources is slated to also be used by DOH over the Financial Plan period to support the Federal MRT wavier and to implement investments and initiatives consistent with MRT principles for improving the State’s effectiveness and efficiency of health care service delivery.

Fluctuation in enrollment, the costs of provider health care services and health care utilization levels are among the factors that drive higher Medicaid spending within the Global Cap. As of June 1, 2015, the number of

[2]	The fiscal year 2014 Enacted Budget eliminated the Family Health Plus (“FHP”) program effective January 1, 2015. The majority of the population previously receiving health care benefits through FHP have begun receiving more robust health care benefits through the Medicaid program, resulting from new Medicaid eligibility thresholds and increased Federal payments resulting from the ACA. The remainder of the previous FHP population, (i.e., those above Medicaid levels), are eligible for Federal tax credits in the NYSOH insurance benefit exchange and a majority are expected to become eligible for the BHP.

Medicaid recipients in the State is expected to exceed 6.1 million by the end of fiscal year 2015; this represents an 8.9 percent increase from the fiscal year 2014 caseload of 5.7 million. This expected growth is mainly attributable to expanded eligibility and enrollment pursuant to the ACA, which became effective in January 2014 and therefore is largely federally funded.

Basic Health Plan (“BHP”)

The BHP is a health insurance program which receives Federal subsidies authorized through the ACA. The Fiscal Year 2015 Enacted Budget authorized the State’s option to participate in the BHP. The Enacted Budget assumes the State will accelerate the phase-in of certain legally residing immigrants currently receiving State-only Medicaid coverage. Individuals who meet the eligibility standards of the BHP are expected to be enrolled through the New York State of Health (“NYSOH”) insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. When fully implemented, approximately 75 percent of program expenditures are expected to be paid by the Federal government. The State funding for BHP in the Enacted Budget is offset by State funds Medicaid program savings associated with BHP, and additional Federal funds are recognized through the duration of the planning period.

Public Health/Aging Programs

Public Health includes the Child Health Plus (“CHP”) program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Works (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services, the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors, and the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as the EI and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the public health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging (“AAA”) and local providers.

As of June 1, 2015, forecasted CHP spending had been revised downward in all years to reflect the actual spending and enrollment trends. State funds spending for CHP was projected to decline on an annual basis from fiscal year 2015 levels, as a result of increased Federal funding associated with the ACA.

As of June 1, 2015, fiscal year 2016 GPHW spending reflects a downward trend in reimbursement claims submitted by local governments. Annual program spending was projected to remain at moderate levels throughout the Financial Plan period.

As of June 1, 2015, EPIC program spending had been revised upward to reflect increased pharmaceutical costs which impact Medicare Part D premium payment estimates.

As of June 1, 2015, reductions in EI from fiscal year 2015 were based on claiming projections.

As of June 1, 2015, HCRA program spending from fiscal year 2016 to fiscal year 2019 was expected to remain relatively constant.

HCRA Financial Plan

HCRA was established in 1996 to help finance a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including FHP and CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Doctors Across New York program. As of June 1, 2015, HCRA authorization had been extended through fiscal year 2017, pursuant to legislation included in the Fiscal Year 2015 Enacted Budget.

HCRA receipts included surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources were used to fund roughly 25 percent of the State share of DOH Medicaid, as well as CHP, the NYSOH, EPIC, Physician Excess Medical Malpractice Insurance, and Indigent Care payments, which provided funding to hospitals serving a disproportionate share of individuals without health insurance.

HCRA surcharge and hospital assessment revenue in the Financial Plan was forecast to align anticipated revenue collections with recent patterns which reflect the impact of MRT initiatives to improve the cost efficiency of health care service delivery settings. The level of growth forecasted in surcharge and hospital assessments is primarily attributable to expanded health insurance coverage through the ACA, and an expectation for a higher volume of health care services being provided throughout the State. The health care industry assessment revenue growth was partly offset by projected declines in cigarette tax collections due to declining tobacco consumption, resulting in projected total HCRA receipts growth of nearly 1 percent on an average annual basis through fiscal year 2019.

As of June 1, 2015, HCRA spending was expected to increase by $67 million in fiscal year 2016 to total $5.5 billion. The most significant areas of growth include additional financing of the State share of Medicaid costs, and increased capital costs associated with the Statewide Health Information Network for New York (“SHIN-NY”), which was expected to improve information capabilities and increase efficiency associated with health insurance claiming. HCRA spending growth in fiscal year 2016 was partially offset by a lower spending forecast for CHP, driven by moderating enrollment and increased Federal funding under the ACA.

As of June 1, 2015, HCRA was expected to remain in balance over the multi-year projection period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. Any potential spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to finance Medicaid costs that would otherwise be paid from the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of the OPWDD, OMH, OASAS, the Developmental Disabilities Planning Council (“DDPC”), and the Justice Center for the Protection of People with Special Needs. Services are administered to adults with serious mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems.

These agencies provide services directly to their patients through State-operated facilities, and indirectly through community service providers. The costs associated with providing these services are supported by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance infrastructure improvements at State mental hygiene facilities, with the remaining revenue used to support State operating costs.

Local assistance spending accounts for over 40 percent of total mental hygiene spending from State Operating Funds, and, as of June 1, 2015, was projected to grow by an average rate of 4.6 percent annually. The main factor driving this level of growth was enhancement of community mental health services, right-sizing and improving State-operated inpatient services, utilizing less costly and more programmatically appropriate in-state community residential programs enhancing employment opportunities for individuals with disabilities, and maximizing payments from third-party payers.

The Financial Plan included additional annual statewide Medicaid savings of $200 million, a portion of which is expected to be achieved through the continued shift of certain OPWDD-related Medicaid costs to the DOH, whereby the costs are slated to be funded within the existing Medicaid Global Cap at no increased cost to the Financial Plan, and without impact to overall service delivery. In fiscal year 2015, the Medicaid budget supported $715 million of OPWDD’s Medicaid-eligible expenses, which is expected to increase to $850 million in fiscal year 2016. To accommodate the funding of these additional costs within the Global Cap, the DOH is expected to leverage available BHP resources.

In addition, the OPWDD and the OMH are expected to utilize $323 million in Federal BIP resources in fiscal year 2016 to support new multi-year spending investments. Authorized under the ACA, BIP is an optional program that provides additional Federal funding to qualifying states. It is expected that BIP will enable the State to engage a broad network of providers, advocates, and community leaders to develop systematic improvements to delivery systems for individuals with developmental disabilities and mental illness, and enhance community integration. The $323 million in fiscal year 2016 BIP investments is intended to transform services and supports to more integrated, community-based opportunities; increase employment opportunities for individuals with developmental disabilities; implement electronic health record systems; and support the transition to managed care.

The Enacted Budget includes a partnership between the OMH and the DOCCS that is expected to revise the process for identifying, assessing, treating, discharging, and supervising mentally ill patients who pose a potential risk of violence in State facilities and the community. The proposal is expected to expand community services, provide additional treatment services in prisons, and create additional capacity for civil confinements in OMH facilities. This proposal is expected to result in new intensive treatment beds and transitional beds, expand in-prison and community treatment services, supportive housing, and ACT. The Enacted Budget is expected to add $8 million in local assistance support in fiscal year 2016, and $18 million each year from fiscal year 2017 to fiscal year 2019, as well as approximately $12 million annually in additional OMH State operations costs for this initiative.

In July 2014, CMS issued the State a disallowance notification in the amount of $1.26 billion. On March 20, 2015 the State and CMS entered into a settlement agreement that resolved the $1.26 billion pending disallowance for fiscal year 2011 and all related payment disputes for State-operated services, including home and community-based waiver services, prior to April 1, 2013, and various other related CMS audit findings for OPWDD-delivered services for this time period. As part of this agreement, the State is expected to provide an $850 million payment to the Federal government in April 2015, and annual payments of $100 million for each of the next 11 years beginning in fiscal year 2017. Such payments were reflected in the Financial Plan.

Social Services

The Office of Temporary and Disability Assistance (“OTDA”) local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and the Supplemental Security Income (“SSI”) program. The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

As of June 1, 2015, spending in SSI was projected to increase gradually over the course of the Financial Plan due to updated caseload projections. In public assistance, the DOB projected a total of 540,434 recipients in fiscal year 2016. Approximately 237,675 families were expected to receive benefits through the Family Assistance program in fiscal year 2016, a decrease of 4 percent from fiscal year 2015. In the Safety Net program an average of 109,098 families were expected to be helped in fiscal year 2016, a decrease of 4.8 percent from fiscal year 2015. The caseload for single adults/childless couples supported through the Safety Net program was projected at 193,661 in fiscal year 2016, a decrease of 0.7 percent from fiscal year 2015.

The Office of Children and Family Services (“OCFS”) provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. The OCFS oversees the State’s system of family support and child welfare services administered by local social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

The OCFS spending in fiscal year 2016 is projected to increase over fiscal year 2015 levels, mainly due to Child Welfare Services spending changes resulting from both a projected increase in claims, and cash management actions which had previously reduced fiscal year 2015 spending.

Transportation

In fiscal year 2016, the State is expected to provide $4.9 billion to support the operating costs of the statewide mass transit systems financed from dedicated taxes and fees. The Metropolitan Transportation Authority (“MTA”), due to the size and scope of its transit and commuter rail systems, receives the majority of the statewide mass transit operating aid. In addition, the MTA receives operating support from the Mobility Tax and MTA Aid Trust Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District (“MCTD”). The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit and commuter rail systems. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. The General Fund, as of June 1, 2015, provided additional annual support, subject to appropriation, to the MTA to make up for the resulting loss of revenue.

As of June 1, 2015, projected operating aid to the MTA and other transit systems reflected the current receipts forecast, and timing associated with the availability of resources. The increase in Additional Mass Transportation Assistance Program (“AMTAP”) funding in fiscal year 2016 reflects the legislative additions to the program.

The Fiscal Year 2016 Enacted Budget included an authorization to transfer annually $121 million in additional dedicated transit revenues from the Metropolitan Mass Transportation Operating Assistance Account (“MMTOA”) to the newly established Metropolitan Transit Assistance for Capital Investment Fund (“MTACIF”), which is expected to be used to support the infrastructure needs of the MTA and other downstate transit systems. In addition, the Financial Plan assumed that $20 million in MMTOA resources will be available annually to offset MTA related debt service costs from fiscal year 2016 to fiscal year 2019.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, which was created in fiscal year 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

Spending for AIM efficiency incentive grants increased over the multi-year period, reflecting potential awards from the Financial Restructuring Board for Local Governments. All Other aid under AIM is expected to be maintained in each year of the Financial Plan.

Agency Operations

Agency operating costs include personal service, non-personal service, and General State Charges (“GSCs”). Personal service costs include the salaries of State employees of the Executive, Legislative, and Judicial branches, as well as the salaries of temporary/seasonal employees. Non-personal service costs reflect the cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology (“IT”), and professional business services), supplies and materials, equipment, and telephone service. GSCs reflect the cost of fringe benefits (i.e., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigations. Certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and are not reflected in the State Operating Funds totals.

Approximately 94 percent of the State workforce is unionized. The largest unions include the Civil Service Employees Association (“CSEA”), which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; the Public Employees Federation (“PEF”), which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

The majority of State agencies are expected to hold personal service and non-personal service spending constant over the Financial Plan period, with a few exceptions. Costs from collective bargaining agreements, which include 2 percent salary increases in fiscal year 2016 (for certain unions), applicable lump sum payments, and repayment of a portion of the deficit reduction adjustment made to employee salaries, are expected to be funded from operational savings.

The DOH, gaming, and SUNY are three areas expected to experience limited programmatic growth. The DOH operational increases are mainly due to transitioning of certain functions from the local services districts to the State as part of the ongoing statewide administrative takeover initiative and the implementation of the NYSOH insurance benefit exchange, the State’s insurance marketplace program under the ACA. The growth in gaming is attributable to activities related to casino development and oversight. Higher SUNY spending reflects anticipated operating needs primarily supported by tuition. Other year-over-year increases are technical in nature and reflect funding reclassifications or administrative reconciliations. For example, growth in Temporary and Disability Assistance reflects the reclassification of local assistance contracts to agency operation spending. In addition, the State’s workforce is paid on a bi-weekly basis; weekly pay cycles alternate between administrative and institutional payrolls. There are typically 26 pay periods in a fiscal year. In fiscal year 2016, employees on the institutional pay schedule will have one additional payroll.

In fiscal year 2016, $12.9 billion or 13.7 percent of the State Operating Funds budget is projected to be spent on personal service costs. This funding supports roughly 99,260 Full-Time Equivalent (“FTE”) employees under direct Executive control; individuals employed by SUNY and CUNY (43,900) and Independent Agencies (18,100); employees paid on a non-annual salaried basis; and overtime pay. Roughly 70 percent of all Executive agency personal service spending occurs in three areas: SUNY, the Mental Hygiene agencies, and DOCCS.

General State Charges

Employee fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, the State’s share of Social Security, health insurance, workers’ compensation, unemployment insurance and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations in the GSCs budget. The Judiciary pays its fringe benefit costs directly from Judiciary appropriations.

Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance, and then partially reimbursed by revenue collected from fringe benefit assessments on employees. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include fixed costs for several categories including State payments in lieu of taxes, payments for local assessments on State-owned land, and judgments against the State pursuant to the Court of Claims Act.

As of June 1, 2015, GSCs were projected to increase at an average annual rate of 5.5 percent over the Financial Plan period, driven primarily by cost increases for pension contributions and the employer share of costs for employee and retiree health insurance benefits. Pension growth was driven by the September 2014 implementation of new actuarial assumptions by the New York State and Local Retirement Systems’ Actuary, and repayment of prior year amortization obligations partly offset by the expectation that a portion of future contributions are expected to be amortized as permissible by law. The Financial Plan included additional interest savings of approximately $41 million over the prior year, which was expected to be generated by paying the full amount of the 2016 pension bill by July 31, 2015, rather than on a monthly basis or by the statutorily required date of March 1, 2016.

Growth in health insurance spending is attributable to rising costs associated with health care benefits; however, the fiscal year 2016 Financial Plan includes downward adjustments to forecasted spending for health insurance, as a result of revised rate renewal growth assumptions.

Transfers to other Funds (General Fund Basis)

General Fund transfers help finance the State’s share of Medicaid costs for mental hygiene facilities, debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities.

A significant portion of the capital and operating expenses of the DOT and the Department of Motor Vehicles (“DMV”) are funded from the Dedicated Highway and Bridge Trust Fund (“DHBTF”). The Fund receives various dedicated tax and fee revenues, including statutory allocations of the petroleum business tax (“PBT”), motor fuel tax, and highway use taxes. The Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF because the cumulative expenses of the fund—DOT and DMV capital and operating expenses, and certain debt service on transportation bonds—exceed current and projected revenue deposits and bond proceeds.

As of June 1, 2015, General Fund transfers to other funds were expected to total $14.3 billion in fiscal year 2016, a $5.7 billion increase from fiscal year 2015, largely derived from the one-time transfer of $4.6 billion in monetary settlement moneys to the DIIF. The funding is expected to be used to make targeted investments in various areas, including the Thruway Stabilization and Upstate Revitalization programs. In addition, $850 million in monetary settlement funds previously reserved for Financial Plan risk is expected to be used to pay a portion of $1.95 billion in Federal Medicaid disallowances associated with OPWDD operated treatment facilities. The remaining balance of the Medicaid disallowance repayments is expected to be transferred in annual amounts of $100 million for 11 years beginning in fiscal year 2017.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by

State public authorities (e.g., Empire State Development (“ESD”), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Thruway Authority (“NYSTA”), subject to an appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

As of June 1, 2015, total debt service was projected at $5.1 billion in fiscal year 2016, of which approximately $886 million was paid from the General Fund through transfers, and $4.2 billion from other State funds. The General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service was paid directly from other State funds, subject to appropriation, for the State’s revenue bonds, including Personal Income Tax and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.

As of June 1, 2015, Financial Plan estimates for debt service spending had been revised to reflect a number of factors, including actual bond sale results, assumed debt management savings and increased debt service costs associated with enacted additional capital commitment levels. Also, fiscal year 2016 debt service spending estimates assumed the prepayment of $100 million of debt service due during fiscal year 2017. Debt service spending in fiscal year 2015 reflected prepayments in excess of $900 million due during fiscal year 2016.

PRIOR FISCAL YEARS

Cash-Basis Results

General Fund Fiscal Years 2013 through 2015

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

Recent Trends

With State receipts slowly recovering, the State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

Fiscal Year 2015

The State ended fiscal year 2015 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in fiscal year 2015 were close to planned levels. The State made the maximum allowable deposit to its rainy day reserves at the close of the year.

General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2015, and an increase of $6.1 billion (9.8 percent) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $886 million (1.5 percent) higher than in the prior fiscal year.

General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2015, an increase of $1.6 billion (2.6 percent).

Fiscal Year 2014

The State ended fiscal year 2014 in balance on a cash basis in the General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that has been transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The fiscal year 2014 closing balance was $625 million greater than the fiscal year 2013 closing balance, reflecting an increase in the level of available resources to the State.

General Fund receipts, including transfers from other funds, totaled $61.9 billion in fiscal year 2014, an increase of $3.1 billion (5.2 percent) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $3.2 billion (5.8 percent) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and Federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during fiscal year 2013. Non-tax transfers were $242 million greater than the prior fiscal year, due to the timing of certain transactions.

General Fund disbursements, including transfers to other funds, totaled $61.2 billion in fiscal year 2014, an increase of $2.3 billion (3.9 percent) from the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

Fiscal Year 2013

The State ended fiscal year 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The fiscal year 2013 closing balance was $177 million less than the fiscal year 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in fiscal year 2013. Total receipts during fiscal year 2013 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between the Department of Financial Services and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in fiscal year 2013, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid, both of which were subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

State Operating Funds Fiscal Years 2013 through 2015

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

Fiscal Year 2015

As of June 1, 2015, State Operating Funds receipts totaled $95.0 billion in fiscal year 2015, an increase of $6.1 billion over the fiscal year 2014 results. Disbursements totaled $92.4 billion in fiscal year 2015, an increase of $1.8 billion from the fiscal year 2014 results. The State ended fiscal year 2015 with a State Operating Funds cash balance of $9.9 billion.

Fiscal Year 2014

State Operating Funds receipts totaled $88.9 billion in fiscal year 2014, an increase of $3.9 billion over the fiscal year 2013 results. Disbursements totaled $90.6 billion in fiscal year 2014, an increase of $1.8 billion from the fiscal year 2013 results. The State ended fiscal year 2014 with a State Operating Funds cash balance of $4.8 billion. In addition to the $2.2 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.3 billion and the debt service funds had a closing balance of $234 million. The special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of moneys needed for debt service payments to bond holders.

Fiscal Year 2013

State Operating Funds receipts totaled $85.1 billion in fiscal year 2013, an increase of $2.5 billion over the fiscal year 2012 results. Disbursements totaled $88.8 billion in fiscal year 2013, an increase of $1.7 billion from the fiscal year 2012 results. The State ended fiscal year 2013 with a State Operating Funds cash balance of $4.4 billion. In addition to the $1.6 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.4 billion and the debt service funds had a closing balance of $381 million. The special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of moneys needed for debt service payments to bond holders.

All Funds Fiscal Years 2013 through 2015

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

Fiscal Year 2015

All Funds tax receipts through March 2015 reflected annual growth in all major tax categories, including personal income tax ($749 million), primarily due to growth in withholding and current estimated payments; consumption/use taxes ($286 million) due to an increase in taxable purchases; business taxes ($244 million) related to higher bank audits; and the payroll tax assessed on businesses located within the MTA region ($66 million). The year-over-year increase of $5.2 billion in miscellaneous receipts was largely attributable to $4.1 billion in additional fines, penalties, and forfeitures (including one-time monetary settlements paid to the State from financial institutions); a $741 million increase in business assessments (including $750 million of SIF assessment reserves transferred to the State pursuant to legislation included in the fiscal year 2014 Enacted Budget); higher bond proceeds receipts to finance Capital Projects ($479 million); and higher abandoned property collections ($120 million). These increases were offset by lower Tribal State Compact Revenue ($321 million) due to the lump sum payments received from the tribal nations immediately following the fiscal year 2014 agreements; a one-time fiscal year 2014 receipt from the State of New York Mortgage Agency (“SONYMA”) ($104 million) from excess Mortgage Insurance Fund reserves; and the continued phase-out of the temporary utility assessment ($178 million). The $4.8 billion increase in Federal grants was a result of increased Federal program spending.

Through March 2015, All Funds spending increased by $6.4 billion over the prior year, derived from a $1.8 billion increase in State Operating Funds, a $4.8 billion increase in Federal Operating Funds, and a $204 million decrease in Capital Projects Funds. The increase in State Operating Funds spending was mainly due to $1.6 billion in higher local assistance spending. The local assistance growth includes higher spending for education ($1.3 billion) and health care ($211 million). The $368 million increase in operational spending was derived from growth in executive-controlled agencies ($164 million), mainly attributable to the fiscal year 2015 2 percent salary increase and higher correctional facility expenses, primarily overtime and inmate medical and prescription drug cost; higher fringe benefit costs ($86 million); increased Judiciary spending ($80 million); and higher SUNY spending ($32 million). Lower debt service spending in fiscal year 2015 was attributable to the continued practice of paying debt service obligations due in future years. The Federal Operating Funds spending increase was primarily attributable to $5.2 billion in higher health care spending as a result of both expanded Medicaid coverage under the ACA, and DSRIP/IAAF payments associated with the recently approved Medicaid waiver, as of June 1, 2015. In addition, homeland security spending was $437 million higher, due mainly to a lump-sum pass-through payment to LIPA. Spending declined in the areas of education ($494 million), due to administrative delays in claims submitted by school districts (primarily New York City), and social welfare ($213 million), mainly due to higher payments occurring in fiscal year 2014. Lower Capital Projects spending occurred in the areas of health care ($322 million); parks and environment ($179 million), due mainly to the timing of payments to Environmental Facilities Corporation (“EFC”) for the State Revolving Fund Loan program; and higher education ($166 million). This lower spending was partially offset by additional transportation spending ($393 million).

The All Governmental Funds balance through March 2015 was $9.4 billion, $5.3 billion higher than the March 2014 balance. This higher balance was attributable to a combination of a higher opening balance ($159 million), growth in receipts ($11.4 billion), increased financing from other sources ($131 million), and higher spending ($6.4 billion).

Fiscal Year 2014

All Funds receipts for fiscal year 2014 totaled $137.7 billion, an increase of $4.5 billion over fiscal year 2013 results. All Funds tax receipts during fiscal year 2014 were $3.4 billion higher than receipts collected during the prior year, with 80 percent of the growth attributable to higher personal income tax collections ($2.7 billion), due largely to strength in withholding as a result of a strong bonus season in the financial sector, as well as higher extension payments due to taxpayers accelerating income into the 2012 tax year in order to avoid increased Federal rates in 2013. The overall gains in year-over-year personal income tax collections were partly offset by growth in refunds and other offsets related to tax year 2012. Other growth in tax receipts includes higher user tax collections ($484 million) associated with recurring and non-recurring taxable purchases such as auto sales, entertainment activities, and expenses for post-Sandy repair work; and higher other taxes ($375 million), which is attributable to growth in real estate transfer tax liability (particularly in New York City) and growth in estate tax receipts, both in terms of volume and average amount. Decreased business tax receipts ($205 million) were driven by lower gross collections for insurance and bank taxes due to weak 2013 liability payments. Growth in miscellaneous receipts are mainly attributable to the additional Tribal-State revenues pursuant to the recently settled compact agreements ($482 million); partly offset by lower abandoned property collections ($181 million) and the loss of Medicaid payments from Monroe County ($151 million), which entered the State’s Medicaid local cap program in February 2013, thereby eliminating the need for the State to intercept a portion of the county’s sales tax collections in lieu of payment. The remaining growth in receipts is in Federal grants ($946 million), and is generally a result of increased Federal program spending.

All Funds disbursements for fiscal year 2014 totaled $137.5 billion, an increase of $4.4 billion over fiscal year 2013 results. More than half of the $4.4 billion annual increase in All Funds spending during fiscal year 2014 was attributable to higher Federal spending ($2.4 billion), mainly in the areas of Medicaid ($908 million), driven by typical growth factors and increased Federal spending due to the impact of the ACA that went into effect on January 1, 2014; disaster assistance ($525 million) associated with Sandy-related storm recovery activities; public assistance programs ($586 million) as a result of spendout of higher prior year grant awards; and education ($520 million), where payments assumed for fiscal year 2013 were not paid until the early part of fiscal year 2014.

Growth in local assistance spending was driven mainly by budgeted spending growth in the areas of Medicaid ($363 million) and school aid ($257 million); as well as for transit operating aid costs ($419 million) based on the timing of available resources; and for higher education spending ($185 million) due to the timing of certain payments and increased support for CUNY fringe benefits. Partly offsetting the overall local spending growth was reduced annual costs associated with OPWDD-related Medicaid Payments ($835 million), reflecting the shifting of certain program costs to the DOH in order to be managed under the Global Cap, a shift which was integrated into the Fiscal Year 2014 Enacted Budget in order to mitigate the impact of reduced Federal reimbursement rates for Medicaid eligible expenses incurred at OPWDD-operated facilities that went into effect April 1, 2013.

Agency operations spending growth reflects higher non-personal service costs ($284 million) due largely to increased spending by SUNY as a result of the expansion of services being provided at campuses and teaching hospitals; and higher fringe benefits costs ($521 million) generated by higher pension costs from a $119 million prepayment in fiscal year 2014 and a one percent increase in the State’s amortization contribution rate. The debt service annual increase ($262 million) reflects prepayment of fiscal year 2015 debt costs in fiscal year 2014 in order to generate savings. Capital projects spending increased by $211 million from the prior year, which was attributable to growth associated with economic development initiatives; initial grants awarded for the State and Municipal Facilities program; the updating of mental hygiene facilities; the ongoing development of infrastructure within the mental hygiene provider community; and spending to remediate storm-related damage.

The State ended fiscal year 2014 with an All Funds cash balance of $4.0 billion. The $4.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $629 million. The negative balance in the capital projects fund results from outstanding intra-year loans from the Short Term Investment Pool (“STIP”) used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2013

All Funds receipts for fiscal year 2013 totaled $133.2 billion, an increase of $511 million over fiscal year 2012 results. Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in Federal grants. All Funds disbursements for fiscal year 2013 totaled $133.1 billion, a decrease of $407 million over fiscal year 2012 results. The annual decline largely reflected the growth in State Operating Funds previously described, more than offset by declines in Federal Operating Funds and Capital Project Funds. The annual decrease in Federal Operating Funds spending was due to the phasing-out of approximately $2.7 billion in funding available from the Federal ARRA between fiscal year 2012 and fiscal year 2013, partially offset by nearly $1 billion in Federal disaster assistance spending in fiscal year 2013. The capital projects spending decline reflected the recent completion of economic development projects, including the SUNY College for Nanoscale and Science Engineering, Global Foundries, and the Aqueduct Video Lottery Facility.

The State ended fiscal year 2013 with an All Funds cash balance of $3.9 billion. The $4.4 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $485 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

CAPITAL PROGRAM AND FINANCING PLAN

The DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

As of June 1, 2015, DOB has also formulated 10-year capital commitment and disbursement projections. The total commitment and disbursement levels over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to the fiscal year 2015.

Fiscal Year 2016 Capital Projects Spending

Spending on capital projects is projected to total $11.2 billion in fiscal year 2016, which includes $889 million in “off-budget spending” directly from the proceeds of bonds issued by public authorities. Overall, capital spending in fiscal year 2016 is projected to increase by $2.9 billion (35 percent) from fiscal year 2015.

In fiscal year 2016, transportation spending is projected to total $4.7 billion, which represents 42 percent of total capital spending, with higher education comprising the next largest share at 15 percent. Economic development and government oversight spending represents 8 percent and spending for parks and the environment represents 7 percent. Other spending, including investments in the Special Infrastructure Account that is slated to support a wide range of infrastructure projects throughout New York State, represents 10 percent. The remaining 18 percent is comprised of spending for mental hygiene, health, social welfare, public protection and all other capital programs.

Transportation spending is projected to increase by $253 million (6 percent) in fiscal year 2016 due to a variety of factors including increased State spending for existing MTA capital aid sources.

Parks and environment spending is expected to increase by $111 million (17 percent) in fiscal year 2016 reflecting spending from additional capital authority provided in the State Parks Infrastructure Fund (“SPIF”), Hazardous Waste Remediation Fund, and Environmental Protection Fund (“EPF”); as well as the creation of the Drinking Water and Wastewater Infrastructure Fund.

Economic development and government oversight spending is projected to increase by $339 million (67 percent). This spending reflects the continued implementation of programs created to promote regional economic development including spending for the Buffalo Billion initiative, Regional Economic Development Councils and SUNY and CUNY 2020 Challenge Grants, as well as spending associated with the Upstate Revitalization Initiative.

Spending for health care is projected to increase by $289 million (246 percent). The increase is due to the inaugural grant awards for the Health Care Restructuring Program, expected in fiscal year 2016, as well as the phase-in of spending related to the Health Care Facility Transformation Program.

Spending for social welfare is projected to increase by $31 million (23 percent) due to continued spending at youth facilities and grants to non-profit providers.

Education spending is projected to increase by $411 million (694 percent) in fiscal year 2016. The increase is due to spending from the Smart Schools Bond Act, which was approved by voters in November 2014.

Higher Education spending is projected to increase by $213 million (15 percent). This growth was primarily driven by additional maintenance investments in senior and community college projects, as well as lower than expected spending in fiscal year 2015 for CUNY.

Spending increases of $128 million (39 percent) for public protection primarily reflect the State’s continued support for the statewide Interoperable Communications Program, investments in preparedness, as well as funding for equipment purchases for Division of State Police.

Mental hygiene capital spending is anticipated to increase by $52 million (13 percent). The increase is primarily attributable to the reconstruction of the South Beach Psychiatric Center in Staten Island.

General government capital spending is projected to increase by $10 million (7 percent), which is primarily attributable to costs associated with State technology projects and the Office of General Services (“OGS”) renovation of Building 5 at the Harriman State Campus in Albany.

Spending for agencies in the All Other category is projected to increase by $1.1 billion (1,408 percent). The substantial increase is related to projected spending on Special Infrastructure Account investments, including a contribution to the ongoing construction of the NY Bridge and other capital projects for the State Thruway.

Financing Fiscal Year 2016 Capital Projects Spending

In fiscal year 2016, the State plans to finance 54 percent of capital projects spending with long-term bonds, most of which are expected to be issued on behalf of the State through public authorities (48 percent) and the remainder of which are expected to be issued as General Obligation bonds (6 percent). Authority bonds do not include debt issued by authorities backed by their own non-State resources or on behalf of other public or private clients. Federal aid is expected to fund 13 percent of the State’s fiscal year 2016 capital spending, primarily for transportation. State cash resources, including financial settlement receipts, are expected to finance the remaining 33 percent of capital spending. Year-to-year, total pay-as-you-go support is projected to increase by $1.1 billion, with State pay-as-you-go increasing by $1.5 billion and Federal pay-as-you-go support decreasing by $400 million. Bond-financed spending is projected to increase by $1.8 billion.

Financing Plan

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2015, total State-related debt outstanding totaled $54.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.9 percent of New York personal income. The State’s debt levels are typically measured by the DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State have been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits—General Obligation bonds, Personal Income Tax Revenue Bonds, and Sales Tax Revenue Bonds, the latter of which was authorized in the fiscal year 2014 Enacted Budget.

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds and established a new revenue-based credit, the SUNY Dormitory Facilities Revenue Bonds for future issuances. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. The DOB expects that both the outstanding Lease Revenue Bonds and the new Facilities Revenue Bonds will be payable solely from Dormitory Facilities Revenues which are the property of DASNY, not the State. Accordingly, the DOB has not included any annual debt service expense of the Lease Revenue Bonds or the Facilities Revenue Bonds in the Financial Plan. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, the DOB is expected to continue to count these bonds as State-supported debt for purposes of the Debt Reform Act caps.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”)-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by the DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority (“TBTA”) or MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY school district revenue bonds). This debt, however, is not treated by the DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the New York Local Government Assistance Corporation (“LGAC”) is undertaken by the OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of Personal Income Tax and Sales Tax Revenue Bonds) acting under the direction of the DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for Personal Income Tax Revenue Bonds are NYSTA, DASNY, ESD, the EFC, and the Housing Finance Agency (“HFA”) and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, the DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (“PACB”) and the State Comptroller.

The State indicated, as of June 1, 2015, that it had never defaulted on any of its General Obligation indebtedness, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes General Obligation debt, State Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features. The Debt Reform Act of 2000 limits the amount of new State supported debt issued since April 1, 2000.

State Personal Income Tax Revenue Bond Program

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State Personal Income Tax receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2015, approximately $29.8 billion of State Personal Income Tax Revenue Bonds were outstanding. The projected Personal Income Tax Revenue Bond coverage ratios, noted below, are based upon estimates of personal income tax receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.9 billion annually over the next four years, personal income tax coverage is expected to decline from 3.9 times in fiscal year 2016 to 3.3 times in fiscal year 2019. The projected Personal Income Tax Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the Personal Income Tax Revenue Bond program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with Personal Income Tax Revenue bonds, but are not counted towards debt service coverage.

Sales Tax Revenue Bond Program

Legislation included in the fiscal year 2014 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program replicates certain credit features of Personal Income Tax and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this is to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements are transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to Personal Income Tax and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The first Sales Tax Revenue Bonds were issued on October 24, 2013 and it is anticipated that the Sales Tax Revenue Bonds are to be used interchangeably with Personal Income Tax Revenue Bonds to finance State capital needs. As of March 31, 2015, $2.0 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.3 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 13.1 times in fiscal year 2016 to 6.2 times in fiscal year 2019.

Also included in the fiscal year 2014 Enacted Budget was legislation that authorized the use of State Sales Tax Revenue Bonds and Personal Income Tax Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This change allows the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and the State, as of June 1, 2015, has no bonds outstanding with a remaining final maturity that was more than 30 years.

General Obligation debt, as of June 1, 2015, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds are issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds are expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Enacted Capital Plan is authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. The DOB projects that spending authorizations from the remaining bond acts will be virtually depleted by the end of the Enacted Capital Plan.

As of March 31, 2015, approximately $3.0 billion of General Obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2015, approximately $2.3 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and

General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to New York City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by New York City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease-purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel related-taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation first enacted in fiscal year 2011, and extended through fiscal year 2017, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of June 1, 2015, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings.

Dedicated Highway and Bridge Trust Fund (“DHTB”) Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2015, approximately $5.5 billion of DHBTF bonds were outstanding. As of June 1, 2015, the State indicated that it had no plans to issue additional DHBTF bonds.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2015, approximately $1.2 billion of Mental Health Facilities Improvement bonds were outstanding. As of June 1, 2015, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement bonds.

A major source of patient revenues for these bonds are Federal Medicaid payments for services delivered by OPWDD. As of June 1, 2015, debt service coverage for fiscal year 2016 was projected at approximately 8.6 times for existing Mental Health Facilities Improvements Revenue Bonds. As noted previously, the Federal CMS engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. In addition to the reduction in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health and Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for Individuals with Developmental Disabilities (“ICF/DD”). As a result of this review, in July 2014, CMS issued the State a disallowance notification in the amount of $1.26 billion. On March 20, 2015, the State and CMS entered into a settlement agreement that resolves the $1.26 billion pending disallowance for fiscal year 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State has adjusted and will continue to adjust the Federal/State share of future Medicaid costs to reimburse the Federal government $850 million in April 2015, and $100 million annually for each of the next 11 years beginning in fiscal year 2017. The State used $850 million in monetary settlement payments previously set aside for financial risks, to finance the fiscal year 2016 cost of the Federal disallowance settlement.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, will not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, the DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $100 million is not included in State debt service payments reported in this Appendix. Annual debt service related to the Lease Revenue Bonds was $109 million in fiscal year 2015. As of March 31, 2015, approximately $1.2 billion of Lease Revenue Bonds were outstanding, which relate to projected annual debt service payments of $109 million in fiscal year 2016, $106 million in fiscal year 2017, $101 million in fiscal year 2018, and $94 million in fiscal year 2019.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt, and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation. The bankruptcy and deteriorating financial conditions of certain hospitals in the secured hospitals program (described below) resulted in the State paying approximately $24 million of debt service payments in fiscal year 2015.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2015, there was approximately $304 million of bonds outstanding for this program.

Tobacco Settlement Financing Corporation (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the MBBA, through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required in the event that tobacco receipts and bond reserves are not sufficient to pay debt service, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million).

The bonds carry a final nominal maturity of 19 years and have an expected final maturity of 13 years, based on optional redemptions (i.e., an expected final maturity in calendar year 2018). The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. Various manufacturers, including the original participating manufacturers, have made reduced payments annually starting in 2006 to states and territories, or have deposited payments into a special disputed payments account. The amounts deposited into the special disputed payments account have been on average ten percent of annual tobacco settlement payments due to the State, and it is expected that reduced payments will continue in the future. On September 11, 2013, an arbitration panel found that the State was “diligent” in enforcing its qualifying statute relating to the first payment that was withheld. As a result of the arbitration decision, the State received approximately $50 million in April 2014. Arbitration proceedings have not been started for the following years and no assurance can be made as to the outcome of future proceedings. As of March 31, 2015, approximately $1.7 billion of TSFC bonds were outstanding. DOB does not anticipate that the State will be called upon to make any payment, pursuant to the contingency contract, in fiscal year 2016.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 1, 2015, there had never been a payment default on any moral obligation debt of any public authority. The DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (“UDC”) and other public authorities which had moral obligation debt outstanding. As of June 1, 2015, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements were anticipated during fiscal year 2016.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“ JDA”). As of June 1, 2015, the State indicated that it had never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2015, JDA had approximately $9 million of bonds outstanding. The DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2016.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

Debt issuances totaling $5.2 billion are planned to finance new capital project spending in fiscal year 2016, an increase of $2.0 billion (61 percent) from fiscal year 2015, which increase is attributable to a delay in capital spending from fiscal year 2015 until fiscal year 2016. In addition, large capital programs for health care and the Smart Schools Bond Act are expected to begin spending in fiscal year 2016. It is anticipated that the State will finance capital projects through Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds in fiscal year 2016. Personal Income Tax and Sales Tax issuances are expected to include capital projects previously financed through the DHBTF Bonds credit and Mental Health Facilities Improvement Revenue Bonds credit.

The bond issuances are expected to finance capital commitments for transportation infrastructure ($1.4 billion), education ($1.7 billion), mental hygiene and health care facilities ($600 million), economic development ($844 million), the environment ($268 million), and State facilities and equipment ($345 million).

As of June 1, 2015, the State indicated that over the next four years, new debt issuances were projected to total $23.1 billion. New issuances are primarily for transportation infrastructure ($6.3 billion), education facilities ($7.7 billion), economic development ($3.7 billion), the environment ($1.2 billion), mental hygiene and health care facilities ($2.7 billion), and State facilities and equipment ($1.5 billion).

The State expects to finance all of its bond-financed capital needs in fiscal year 2016 through only three highly-rated programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation bonds.

State-Related Debt Service Requirements

As of June 1, 2015, State-related debt service was projected at $5.7 billion in fiscal year 2016, a decrease of $1.0 billion (15 percent) from fiscal year 2015. This is due, in large part, to debt service prepayments which resulted in higher debt service requirements in fiscal year 2015, when the payments occurred, and lower debt service costs in fiscal year 2016. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances, and may also elect to make payments earlier than contractually required. In fiscal year 2016 and beyond, the State expects to use three principal bonding programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds—to fund all bond-financed capital spending. Other bonding programs are expected to be phased out over time.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 1, 2015, the limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $51.9 billion as of March 31, 2015 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding State-supported debt). As discussed below, as of March 31, 2015, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2015, the State’s Authorized issuers have a notional amount of $1.9 billion in interest rate exchange agreements. Overall, the State’s swap exposure is expected to decline from 3.7 percent in fiscal year 2015 to 2.5 percent in fiscal year 2019.

As of June 1, 2015, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement results in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). If the variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty offset each other, the State is left with the synthetic fixed rate payment. The two variable rate components do not always precisely offset each other, which may result in an amount owed by the State in addition to the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time of issuance.

As of June 1, 2015, the State indicated it had no plans to increase its swap exposure.

Net Variable Rate Obligations

The State’s net variable rate exposure (including a policy reserve) is projected to average 1.4 percent of outstanding debt from fiscal year 2015 through fiscal year 2019. The debt that is charged against the variable rate cap represents the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap—$1.9 billion—are not included in the variable rate cap, as discussed previously in the “Interest Rate Exchange Agreements” section.

As of June 1, 2015, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of June 1, 2015, the State indicated that it had no plans to issue additional variable rate debt.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. In the fiscal year 2016 Enacted Budget, statutory bond authorizations on State-supported debt were raised by $7.5 billion across multiple programmatic purposes. The bonded indebtedness (and related capital spending) from the new authorizations is expected to occur over many years, and is counted against the State’s statutory debt caps only when bonds are actually issued.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of General Obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

As of December 31, 2014 (with respect to the Job Development Authority or “JDA” as of March 31, 2014), each of the 19 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $178 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and June 2014, the State Legislature passed 25 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, most recently for Rockland County, the Cities of Long Beach, Yonkers and Lockport. When local governments are authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by the OSC. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority had exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court but did not prevail. As of June 1, 2015, NIFA was exercising Control Period powers over Nassau County.

Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which, as of June 1, 2015, perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s fiscal year 2014 or thereafter.

The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the “School District”) is fiscally dependent upon the City of Yonkers as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized the City of Yonkers, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the School District’s general fund as of June 30, 2014. The Fiscal Year 2015 Enacted Budget also provided $28 million to the City of Yonkers for the support of the School District for the City of Yonkers fiscal year 2015, subject to an Inter-Municipal Agreement being entered into by the City of Yonkers and the School District, with the approval of the State Budget Director. That agreement had been entered into and approved, and consolidated various non-academic District functions under the general management and direction of the City. In July 2014, the City of Yonkers filed suit challenging the constitutionality of the provisions of the Yonkers City School District Deficit Financing Act that require the City Council to adjust the City of Yonker’s budget consistent with recommendations made by the State Commissioner of Education and State Comptroller, contending that the legislation was enacted without a Home Rule request from the City of Yonkers in violation of Article IX of the State Constitution. On February 24, 2015, a stipulation of discontinuance was filed with the Westchester County Clerk’s Office ending the litigation with prejudice. As of June 1, 2015, the State continued to work with City officials to develop a multi-year plan to address the implications of the improper accrual of State aid.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the Director of the State Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of June 1, 2015, the Restructuring Board was reviewing or had completed reviews for twelve municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

The OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 50 local governments (10 counties, 7 cities, 17 towns, 16 villages) and 87 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2013. The vast majority of entities (98 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in fiscal year 2016 or thereafter.

For the purpose of this “Litigation and Arbitration” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold described above. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2015 or thereafter. The Basic Financial Statements for fiscal year 2015, which the OSC expected to issue by July 29, 2015, is expected to report possible and probable awarded and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2016 Financial Plan. The State believes that the Fiscal Year 2016 Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2016. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Fiscal Year 2016 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Fiscal Year 2016 Enacted Budget.

Real Property Claims

There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (“NDNY”), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. See 132 S. Ct. 452 (2011).

On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement had been approved by the State Legislature, and was approved by the Federal Court on March 4, 2014.

There are two cases challenging the settlement agreement. In Matter of Town of Verona, et al. v. Cuomo, et al. (Sup. Ct., Albany Co.), the plaintiffs are citizen taxpayers, voters, and two towns. The defendants answered and moved for summary judgment which was granted in a Decision/Order/Judgment on June 27, 2014 dismissing all claims in the complaint and denying plaintiffs’ cross-motion to amend. Plaintiffs filed a Notice of Appeal on March 17, 2015.

In Schulz v. New York State Executive, et al., (Sup. Ct., Albany Co.), plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution. In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days. As of June 1, 2015, the counties had disputed whether they were properly served and the tribes appeared to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (“NDNY”), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation, which, as of June 1, 2015, was expected to proceed through discovery and additional motion practice.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties are to work towards a mutually agreeable resolution of the tribe’s land claim. As of June 1, 2015, the land claim had been stayed through at least June 15, 2015 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

In Shinnecock Indian Nation v. State of New York, et al. (“EDNY”), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn, and on October 31, 2014, plaintiff also withdrew its motion to amend the complaint. As of June 1, 2015, the Shinnecock appeal to the Second Circuit had been reinstated and was undergoing briefing.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and Federal governments for the cost of remediating the Western New York Nuclear Service Center (the “Center” or “Site”), located in West Valley, Cattaraugus County, New York. The Center was established by the State in the 1960s in response to a Federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste (“HLRW”) generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act (the “Act”) in 1980, directing the Federal government to solidify the HLRW and transport it to a Federal repository, decontaminate and decommission the facilities and dispose of the low-level waste produced from the Demonstration Project. The Act directed the State to pay 10 percent of the Demonstration Project costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act (and thus subject to the 90/10 split); who bears the long-term responsibility for maintaining, repairing or replacing and monitoring tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. As of June 1, 2015, the combined Federal and State cost expenditures amounted to approximately $2.6 billion. As of June 1, 2015, the State’s expenditures at the Center were approaching $320 million.

In order to resolve these disputes, the State and the New York State Energy Research and Development Authority (“ERDA”) (which owns the Center on behalf of New York State) filed suit in December 2006, seeking a declaration: (1) that the Federal government (which sent wastes from various Federal facilities to the Center) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”, or Federal Superfund law) for the State’s cleanup costs and for damages to the State’s natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the Federal government’s responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the U.S. is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a Consent Decree was approved and entered on August 17, 2010, resolving several key claims in the litigation.

The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site-cleanup decisions are being made via the ongoing Environmental Impact Statement (“EIS”) process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the Federal government has agreed to toll, will be pursued by the New York State Department of Environmental Conservation (“DEC”) (as trustee of the State’s natural resources) and the Attorney General’s office. Regarding the latter claim, the State asserts that the Federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified HLRW waste remaining at the Site at a Federal repository once one becomes available. Pursuant to an agreed briefing schedule, the parties submitted to the Court their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim. On November 20, 2013, the Court issued an order granting the State’s motion to dismiss this claim for lack of ripeness, and denying the United States’ motion to dismiss to the extent it sought a ruling on alternative grounds.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. As of June 1, 2015, the parties were working on proposed findings of fact and conclusions of law.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. As of June 1, 2015, the State’s appeal was pending. The Answer to the Second Amended Complaint was filed on February 2, 2015.

By decision dated August 12, 2014, the Supreme Court of New York County, granted a motion to consolidate Aristy-Farer, with New Yorkers for Student Educational Rights v. New York, discussed below.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law § 2023-a (the “Tax Cap Law”), which imposes a 60 percent super-majority requirement on school districts which seek to raise their tax levies above the previous year’s levy by the lesser of 2 percent or the rate of inflation violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statute would interfere with local control of education financing and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants moved to dismiss the First Amended Complaint and plaintiffs moved to further file and serve a Second Amended Complaint to add a challenge to newly enacted Education Law § 2023-b (“Tax Freeze Law”).

On September 23, 2014, Supreme Court Justice McGrath issued a Decision and Order which (1) granted defendants’ motion to dismiss the First Amended Complaint which challenged the constitutionality of the Tax Cap Law; and (2) granted the plaintiffs’ leave to serve a Second Amended Complaint to add a challenge to the Tax Freeze Law. Defendants then moved to dismiss the Second Amended Complaint and, by order to show cause, plaintiffs have moved for a preliminary injunction, but not a temporary restraining order, seeking to enjoin enforcement of the Tax Cap Law and the Tax Freeze Law. Both motions were argued on February 24, 2015. By Decision and Order dated March 16, 2015, Supreme Court granted the defendants’ motion to dismiss the Second Amended Complaint, and denied the plaintiffs’ motion for a preliminary injunction. Plaintiffs filed a Notice of Appeal to the Third Department on March 24, 2015.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically alleged that the State was not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenged legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State had an opportunity for a sound basic education.

Plaintiffs sought a judgment declaring that the State had failed to comply with CFE, that the State had failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases were unconstitutional. The Plaintiffs sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Specifically, plaintiffs seek to enjoin defendants from enforcing: (1) the gap elimination adjustment set forth in N.Y. Education Law § 3602(17); (2) the cap on state aid increases set forth in N.Y. Education Law § 3602(1)(dd); and (3) the requirements regarding increases in local property tax levies set forth in N.Y. Education Law sections 3602(1)(dd) & 18. On July 8, 2014, defendants moved by Order to Show Cause to change the venue of the preliminary injunction application, as well as the entire action, to Albany County, pursuant to CPLR 6311(1). By Decision and Order dated August 8, 2014, the Court granted defendants’ motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action.

By letter dated October 27, 2014, plaintiffs withdrew their motion for a preliminary injunction. By order dated November 17, 2014, Supreme Court, New York County, denied defendants’ motion to dismiss. By separate order dated November 17, 2014, Supreme Court, New York County also granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding. Defendants filed Notices of Appeal of both November 17, 2014 decisions on December 15, 2014. Defendants filed Answers to the Amended Complaint and to Yonkers’ Intervenor Complaint on February 2, 2015.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. Supreme Court directed the defendant to re-compute Medicaid rates for the plaintiff’s facilities, and that re-computation was completed in October 2013. The parties were conducting discovery. Plaintiffs had brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by the Department of Health staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by the plaintiffs. The State had filed both a notice of appeal and a motion to renew or reargue that motion. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014. As of June 1, 2015, the motion had been granted and the State had filed a notice of appeal.

In April and May 2015, the Supreme Court of New York County, administratively consolidated many of the reserved bed day Kateri matters under the new caption of Bayberry, et al. With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, the DOH performed additional rate calculations that incorporated Petitioners’ reserved bed day interpretation. As of June 1, 2015, similar calculations by the DOH for additionally consolidated cases, referred to under the heading of the Lead Petitioner (Cabrini), were due on July 19, 2015, and document discovery was expected to close on July 1, 2015.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State has moved for summary judgment in the Northern and Western District cases. The plaintiffs have moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York, (Sup. Ct., Erie Co.), against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by Federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, by decision dated August 19, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law Section 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. By decision and order dated March 25, 2015, plaintiffs’ motion for summary judgment was denied, defendant’s motion for summary judgment was granted, and plaintiffs’ third amended complaint was dismissed. On March 27, 2015, the State received plaintiffs’ notice of appeal. As of June 1, 2015, the State had entered into a settlement with the intervenor-plaintiffs pursuant to which it had agreed to reduce the amount of the challenged assessments by $120 million over the next ten years. On May 14, 2015, a stipulation of discontinuance of the action by the intervenor plaintiffs was filed.

Tobacco Master Settlement Agreement

In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the “Settling States”) and the then four largest United States tobacco manufacturers (the “Original Participating Manufacturers” or “OPMs”), entered into a Master Settlement Agreement (the “MSA”) to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the “Subsequent Participating Manufacturers” or “SPMs”; together they are the “Participating Manufacturers” or “PMs”). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Arbitration

The Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. As of June 1, 2015, New York’s allocable share of the total base payment was approximately 12.8 percent of the total, or approximately $800 million annually.

In the arbitration proceeding commenced in 2010, the PMs asserted that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs sought a downward adjustment of the payment due in that year (an “NPM Adjustment”) which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2012, but, as of June 1, 2015, none of those years were in arbitration.

A hearing on issues common to all states took place in Chicago April 16-24, 2012. State-specific hearings commenced in May 2012, with the hearings involving Missouri and Illinois. New York’s diligent enforcement hearings took place from June 25-29, 2012. The last state-specific “diligent” enforcement hearing took place from May 21-24, 2013. The arbitration panel (“Panel”) issued its awards on September 11, 2013. New York was found to have diligently enforced its qualifying statute in 2003 and, thus, was not subject to an NPM Adjustment for 2003. Nine states, including New York, were found to be “diligent”; six states were found to have been “not diligent”.

In December 2012, during the pendency of the arbitration, the PMs and 19 states (collectively the “Signatory Parties”) agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003- 2012 (3 additional states joined later). New York and 31 (later became 28) other states and territories rejected the term sheet. The Signatory Parties then sought the approval of the Panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. The non-joining states objected to approval of the term sheet because its terms negatively impact the non -joining states. Under the MSA reallocation provision, every state is either “diligent” or “not diligent” and only “diligent” states are exempt from the NPM Adjustment. For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states. The non-joining states sought to have the signatory states treated as non-diligent for purposes of allocation of the NPM Adjustment. The Panel held a status conference on January 22, 2013, and a hearing on March 7, 2013, to discuss the term sheet. On March 13, 2013, the Panel issued a Partial Stipulated Settlement Award (“Partial Award”) based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states (collectively, the “Signatory States”) “diligent” for purposes of allocation of the NPM Adjustment. The Panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself. Thus, had New York been found to have been “not diligent” in its enforcement of its escrow statute in 2003, New York would have exposure not only for its share of the NPM adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. As of June 1, 2015, New York, as well as several other states, had moved in their respective state courts to vacate or modify the Partial Award notwithstanding the Panel’s finding. As of June 1, 2015, New York’s motion had been adjourned several times. The six states that were found “not diligent” were all actively pursuing motions in their state courts to vacate or modify the Partial Award as well as to vacate the Panel’s findings regarding that state’s diligence. Courts in two of the non-prevailing states, Missouri and Pennsylvania, have issued decisions vacating and/or modifying the Panel’s Partial Award to the extent that the Award unfairly harms each of those states by having the Signatory States deemed diligent for purposes of allocation of the NPM Adjustment. The Partial Award decision had been upheld by an intermediate appellate court. Each of these courts held that the Signatory States should be deemed non-diligent for purposes of allocation of the NPM Adjustment. The court in Maryland denied the state’s motion to vacate or modify the Partial Award.

As of June 1, 2015, the PMs had indicated their intent to bring a nationwide NPM Adjustment Arbitration for sales year 2004 against New York and the other states that rejected the term sheet.

* * * * *

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Pennsylvania (“Pennsylvania,” the “Commonwealth” or the “State”). The sources of payment for Pennsylvania municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Pennsylvania bond issues, the most recent such official statement (or supplement thereof) being dated May 27, 2015. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Pennsylvania issuer.

ECONOMY GENERALLY

The Commonwealth of Pennsylvania (the “Commonwealth” or “Pennsylvania”) is one of the most populous states, ranking sixth behind California, Texas, Florida, New York, and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. As of May 27, 2015, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $7.3 billion in crop and livestock products annually. In 2014, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the Commonwealth’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in sales in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas, and about 2.2 million barrels of oil are extracted from Pennsylvania. Pennsylvania is one of the top 10 producing states in the country for aggregate/crushed stone. The value of non-coal mineral production in Pennsylvania is approximately $1 billion annually.

Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is the keystone to the Midwest. A comprehensive transportation grid enhances the Commonwealth’s strategic geographic position. The Commonwealth’s water systems afford the unique feature of triple port coverage, a deep-water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Between air, rail, water, and road, Pennsylvania is easily accessible for both inter and intra state trade and commerce.

Population. The Commonwealth is highly urbanized. Of the Commonwealth’s 2014 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas (“MSAs”) of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth’s total population. The population of Pennsylvania, 12.7 million people in 2014, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons 45 or over.

Employment. Non-agricultural employment in Pennsylvania over the 10 years ending in 2014 increased at an average annual rate of 0.2 percent compared with an increase 0.3 percent rate for the Middle Atlantic region and 0.3 percent rate for the U.S.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.3 percent of total employment by 2014. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.7 percent of 2014 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2014, the services sector accounted for 49.4 percent of all nonagricultural employment while the trade sector accounted for 14.7 percent.

Within the manufacturing sector of Pennsylvania’s economy, which now accounts for less than one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in fabricated metals industries was 14.3 percent of Pennsylvania manufacturing employment but only 1.4 percent of total Pennsylvania non-agricultural employment in 2014.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5 percent in 2010 compared to 4.4 percent annual unemployment rate in 2007. As of March 2015, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.3 percent.

Personal Income. Personal income in the Commonwealth for 2014 is $610.3 billion, an increase of 3.4 percent over the previous year. During the same period, national personal income increased by 3.9 percent. Based on the 2014 personal income estimates, per capita income is at $47,727 in the Commonwealth compared to per capita income in the United States of $46,129.

Market and Assessed Valuations of Real Property. Annually, the State Tax Equalization Board (the “STEB”) determines an aggregate market value of all taxable real property in the Commonwealth. The STEB determines the market value by applying assessment to sales ratio studies to assessment valuations supplied by local assessing officials. The market values certified by the STEB do not include property that is tax exempt but do include an adjustment correcting the data for preferential assessments granted to certain farm and forestlands.

COMMONWEALTH FINANCIAL PERFORMANCE

During the fiscal year ended June 30, 2014, the overall financial position (net position) of the Commonwealth’s primary government, including both governmental and business-type activities, decreased $778 million, or approximately 3.4 percent of total beginning net position of $23,124 million. The overall $594 million increase in net investment in capital assets reflected the Commonwealth’s investment in highway and bridge infrastructure as well as land, building, right-of-way and waterway improvements. Total deferred outflows of $177 million represented the recognition of aggregated net losses on bond refundings as deferred outflows of resources in accordance with GASB Statement No. 65 which was implemented in fiscal year 2014.

An overall surplus in net position is reported for governmental activities; however, the majority of the surplus is related to net investment in capital assets which are unavailable to utilize in satisfying the Commonwealth’s day-to-day expenses. The decrease of $1,442 million in governmental activities total net position during the fiscal year is a result of numerous factors. Significant factors include tax revenues remaining level coupled with expense increases. The largest expense increases occurred for medical assistance programs, support for public education and higher personnel benefit costs. The increase of $664 million in the business-type activities total net position is primarily due to growth in lottery sales and an increasing participation in purchasing higher education credits and an increase in investment income in the tuition payment fund.

Financial Data for Governmental Fund Types (GAAP Basis)

Governmental fund financial statements provide fund-specific information about the General Fund, the Motor License Fund, and for other Commonwealth funds categorized as governmental funds and reported as such in the basic financial statements of prior fiscal years. Where government-wide financial statements cover the entirety of the Commonwealth, fund financial statements provide a more detailed view of the major individual funds established by the Commonwealth. Fund financial statements further differ from government-wide statements in the use by the latter of the current financial resources measurement focus and the modified accrual basis of accounting.

The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth’s governmental funds (the General Fund, and the Motor License Fund are major governmental funds) as of June 30, 2014, were $17,213.8 million. Liabilities for the same date totaled $10,381.4 million and deferred inflows of resources totaled $2,815.6 million resulting in a fund balance of $4,016.8 million, a decrease of $1,796.4 million from the restated fund balance at June 30, 2013. On a fund specific basis, the fund balance for the General Fund decreased by $2,131.7 million, the fund balance for the Motor License Fund increased by $59.5 million and the fund balance for aggregated non-major funds increased by $275.8 million.

DEBT LIMITS

The Constitution (Article VIII, Section 7(a)) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man- made or natural disasters, and (iii) without approval of the electorate for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). As of February 28, 2015, the semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit were $61,334.5 million and $10,132.7 million, respectively. The amount of debt that remains issuable within such limit is $51,201.8 million.

The amount of debt that may be issued in any given fiscal year for capital projects authorized in current or previous capital budgets is enacted annually by the General Assembly and approved by the Governor. As of July 10, 2014, the maximum amount of debt authorized by the fiscal year 2015 capital budget was $1,295 million. Upon issuance of $285.0 million aggregate principal amount of the Second Series Bonds under the fiscal year 2015 Capital Budget, $10.0 million principal amount of debt will remain authorized and unissued thereunder.

The Growing Greener II Acts authorized the issuance of $625.0 million aggregate principal of debt for the purpose of the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. As of May 27, 2015, bonds in the principal amount of $569.0 million had been issued pursuant to the authority of the

Growing Greener II Acts. Upon the issuance of $30.0 million of the Bonds pursuant to the Growing Greener II Acts, $26.0 million principal amount of debt will remain authorized and unissued thereunder.

USE OF PROCEEDS

The Commonwealth is issuing the Bonds for the following purposes:

(i)	$285,000,000 aggregate principal amount of the Second Series Bonds will be issued to provide for the construction, acquisition and major rehabilitation of capital facilities projects as described below under “Capital Facilities”;

(ii)	$145,000,000 aggregate principal amount of the Second Series Bonds will be issued to provide funding for capital highway and bridge projects per Act 89 described below under “Act 89 of 2013”;

(iii)	$30,000,000 aggregate principal amount of the Second Series Bonds will be issued to provide for maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives as described below under “Growing Greener Projects”;

(iv)	$782,425,000 aggregate principal of the First Refunding Series Bonds will be used to refund prior issues of bonds of the Commonwealth.

(v)	$2,842,195 of the proceeds shall be applied to the costs of issuance, including paying the premium of a municipal bond insurance policy for the Bonds.

The proceeds received from the sale of the Second Series Bonds (including net bond premium if any), after paying the costs of issuance, will be applied by the Commonwealth to fund the programs described below.

Capital Facilities

The proceeds of the Second Series Bonds will be deposited into the Capital Facilities Fund and applied: 1) to defray the costs of issuance of the Second Series Bonds and 2) to the financial costs of various capital facilities projects of the Commonwealth. Of the combined $285,000,000 aggregate principal amount of the Second Series Bonds issued for capital facilities: (i) $235,000,000 aggregate principal amount of the Second Series Bonds shall be allocated to fund redevelopment assistance projects; (ii) $50,000,000 aggregate principal amount of the Second Series Bonds is to be allocated to the Department of General Services and used to pay for original furniture and equipment projects. Pending application to the above purposes, the proceeds of the Second Series Bonds allocated to these purposes will be held by the State Treasurer in the Capital Facilities Fund and invested in accordance with applicable state and federal laws.

Act 89 of 2013

A portion of the proceeds of the Second Series Bonds is dedicated to the purposes of the Transportation Funding Act, Act 89 of 2013 (“Act 89” of “Act 89 of 2013”). The proceeds from $145,000,000 aggregate principal amount of the Second Series Bonds to be issued for Act 89 will be applied to defray the financial costs for the Commonwealth’s highway and bridge projects and to pay the costs of issuance of the Second Series Bonds allocated to such purposes. Upon the issuance of $145,000,000 of the Bonds pursuant to Act 89, $355,000,000 principal amount of debt will remain authorized and unissued thereunder. Repayment will be from the Motor License Fund and bond money may only be used for projects specifically itemized in a capital budget itemization bill.

Growing Greener Projects

A portion of the proceeds of the Second Series Bonds is dedicated to the purposes of the Growing Greener II Acts and to pay the costs of issuance of the Second Series Bonds allocated to such purposes. The proceeds from $30,000,000 aggregate principal amount of the Second Series Bonds to be issued for the Growing Greener II Acts will be deposited into the Growing Greener Bond Fund (established pursuant to the Growing Greener II Acts) and applied to the costs of maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Pending application to the above purposes, the proceeds of the bonds allocated to these purposes will be held by the State Treasurer in the Growing Greener Bond Fund and invested in accordance with applicable state and federal laws.

The refunding in advance of the Refunded Bonds will be accomplished by applying a portion of the proceeds from the sale of the First Series Refunding Bonds to the purchase of certain direct obligations of the U. S. Government to be held in escrow (the “Escrow Obligations”) together with a cash deposit, in an aggregate principal amount which at all times shall be sufficient, together with the interest to accrue thereon, to pay the principal of such Refunded Bonds, the redemption premium, if any, and the interest due and to become due thereon before and on the respective redemption dates as shown above (the “Required Deposit”). Such Escrow Obligations will be deposited with the State Treasurer of the Commonwealth of Pennsylvania, to be applied solely to the payment of the principal and interest on such Refunded Bonds on the maturity or redemption dates shown above. Initially, the Escrow Obligations are expected to consist of United States Treasury obligations. Applicable law and the Resolutions permit the State Treasurer to substitute new Escrow Obligations meeting the requirements of the Required Deposit at the time of any such substitution upon fulfillment of certain conditions, including the receipt of an opinion of Co-Bond Counsel and certain certifications. The refunding of the Refunded Bonds will take place as described above only if the First Series Refunding Bonds are issued. The Commonwealth will send out required notices of redemption as provided in the documentation relating to the Refunded Bonds, as appropriate, and holders of the Refunded Bonds should rely solely on such redemption notices.

COMMONWEALTH GOVERNMENT

The Commonwealth is organized into three separate branches of government—executive, legislative and judicial—as defined in the Pennsylvania Constitution.

Commonwealth Employees

Employees are permitted to organize and bargain collectively. As of June 2014, 81.7 percent of the full-time salaried employees under the Governor’s jurisdiction were covered by collective bargaining agreements or memoranda of understanding. Approximately 43 percent of state employees are represented by the American Federation of State, County and Municipal Employees (“AFSCME”). Approximately 61 percent of state employees, represented by AFSCME, Pennsylvania Social Services Union and other unions, are covered by contracts that took effect July 1, 2011 and expire on June 30, 2015. As of May 27, 2015, there had been a tentative agreement on a one-year contract running from July 1, 2016 through June 30, 2016 which is awaiting final approval. Each of these contracts provide for a pay freeze in the first year of the contract and general pay increases totaling four percent over the balance of their term. Interest arbitration awards typically dictate the salary increase to be provided to employees covered by five other unions. In this case, the Commonwealth reached an agreement with one of these unions (short of interest arbitration) that provided a four-year contract commencing on July 1, 2012 that grants general pay increases totaling four percent over the contract term.

The contract terms of the other four unions were determined through the interest arbitration process. One of those awards provided for a three year contract commencing on July 1, 2011 which similarly provides for general pay increases totaling four percent over the term of contract. Said contract expired on June 30, 2014 and, as of May 27, 2015, the Commonwealth was awaiting an interest arbitration award that is expected to dictate the terms of the successor contract. The first and third interest arbitration units were issued awards providing a four year contract commencing July 1, 2011 which affords general pay increases totaling five and a half percent over the term of such contract. The remaining interest arbitration unit was awarded a five-year contract expiring on June 30, 2017 which provides for a general pay increase totaling eleven percent over the term of the contract.

FINANCIAL STRUCTURE AND PROCEDURES

The Pennsylvania Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth’s fiscal year begins July 1 and ends June 30. (Fiscal year 2015 refers to the fiscal year ended June 30, 2015.)

Description of Funds

The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a“fund” is defined as an independent fiscal and accounting entity with a self-balancing set of accounts. Each fund records the cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of the fund. In the Commonwealth, funds are established by legislative enactment or in certain limited cases by administrative action. As of May 27, 2015, over 150 funds had been established and exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may be made only pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles. All revenues relating to motor fuels and vehicles are required by the Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on certain bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund on a subordinate basis.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund is a special revenue fund designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund, as was its predecessor fund, the Tax Stabilization Reserve Fund. The Budget Stabilization Reserve Fund was established in July 2002 after the Tax Stabilization Reserve Fund was abolished and its balance transferred to the General Fund for the 2002 fiscal year budget. The Budget Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the Budget Stabilization Reserve Fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. For GAAP (as defined below) reporting purposes, the Budget Stabilization Reserve Fund (previously designated the Tax Stabilization Reserve Fund) has been reported as a fund balance reservation in the General Fund (governmental fund category) since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported, on a GAAP basis, as a designation of the General Fund unreserved fund balance.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an enterprise fund for the receipt of all revenues from lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.

In addition, the Commonwealth maintains funds classified as working capital, bond, and sinking funds for specified purposes.

OUTSTANDING INDEBTEDNESS OF THE COMMONWEALTH

General Obligation Debt Outstanding

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $11,390.2 million at June 30, 2014, an increase of $529.8 million from June 30, 2013. Over the 10-year period ended June 30, 2014, total net outstanding general obligation debt increased at an annual rate of 5.2 percent. Within the most recent 5-year period, in such period, outstanding general obligation debt has increased at an annual rate of 5.6 percent.

General obligation debt for non-highway purposes of $10,658.2 million was outstanding on June 30, 2014. Outstanding debt for these purposes increased by a net $508.2 million since June 30, 2013. For the period ended June 30, 2014, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 4.7 percent and 4.9 percent respectively. In the debt financing plan, as of

May 27, 2015, Commonwealth infrastructure investment projects included improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $732.0 million on June 30, 2014, an increase of $21.6 million from June 30, 2013. Highway outstanding debt grew over the 10-year and 5-year periods ended June 30, 2014, at the annual average rates of 14.6 percent and 22.5 percent respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with fiscal year 2009, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth’s 6,000 structurally deficient bridges. Funding to support such debt issuance was initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. During the 2010 fiscal year, the Commonwealth issued $200 million in general obligation bonds to jumpstart its bridge rehabilitation program. During fiscal years 2011, 2012, 2013 and 2014 the Commonwealth issued $130 million, $120 million, $85 million and $40 million respectively in general obligation debt for the bridge rehabilitation program.

Total debt service payable during each fiscal year on outstanding general obligation debt, net of refunding escrow amounts, as of June 30, 2014, was $17,656,147.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, bridge projects, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to a constitutional limit on debt.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with at least two of the three Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. As of May 27, 2015, all such authorizing legislation had given issuance authority to at least two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to at least two of the three Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to already outstanding amounts, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they are issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded in the succeeding fiscal year budget.

As of May 27, 2015, the Commonwealth had no tax anticipation notes outstanding.

Line of Credit (General Fund). The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund General Fund expenses within the fiscal year (the “STIP Facility”). The Commonwealth drew $1.5 billion in cash in fiscal year 2014 to meet funding needs, and in fiscal year 2015 drew $1.5 billion. As of March 27, 2015, the Commonwealth had repaid its entire $1.5 billion balance drawn in fiscal year 2015 pursuant to the STIP Facility and did not anticipate borrowing for short-term working capital purposes for the remainder of fiscal year 2015. All STIP Facility borrowings are repaid with interest within the fiscal year.

Line of Credit (Capital Facilities Fund). The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund capital expenses within the fiscal year. As of March 1, 2015, the Commonwealth had a zero borrowing balance. If funds are borrowed, they are slated to be repaid with interest at settlement of the next general obligation bond issue.

Bond Anticipation Notes. Pending the issuance of general obligation bonds, the Commonwealth may issue bond anticipation notes subject to the same statutory and constitutional limitations generally imposed on general obligation bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. As of May 27, 2015, no bond anticipation notes were outstanding.

OTHER STATE-RELATED OBLIGATIONS

Pennsylvania Housing Finance Agency (“PHFA”)

The PHFA is a state-created agency that provides financing for housing for low and moderate-income families, and people with special housing needs in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA directs the Governor, upon notification from PHFA, to include in the proposed executive budget of the Commonwealth for the next succeeding year an amount sufficient to fund such deficiency to avoid such default. The budget as finally adopted by the General Assembly may or may not include the amount so requested by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. As of May 27, 2015, no deficiency existed.

According to PHFA, as of December 31, 2014, PHFA had $3,203.2 million of revenue bonds outstanding.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and the lease payments thereunder are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization being approved by the legislature through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys to pay lease payments. The obligations to be paid from such lease payments do not constitute bonded debt of the Commonwealth.

The Harristown Development Corporation leases office space to the Commonwealth in the city of Harrisburg. Refunding certificates of participation in the principal amount of $17,025,000 were issued in May 2013, representing undivided rights in the lease payments by the Commonwealth to the Harristown Development Corporation for nearly one million square feet of office space occupied by Commonwealth departments and agencies since 1978.

The Commonwealth has also leased port facilities of the Philadelphia Regional Port Authority (“PRPA”) to encourage trade through the Port of Philadelphia. Lease revenue bonds of PRPA in the amount of $53.9 million were issued by PRPA in August 2003 to refund all outstanding PRPA Series 1993 Bonds. Lease revenue bonds of PRPA in the amount of $41.9 million were issued by PRPA in September 2008 to refund the outstanding PRPA Series 2003 Bonds. These bonds are payable from lease payments made by the Commonwealth, subject to annual appropriation authorizing such payments to PRPA.

In 2009, the Commonwealth executed an annually renewable lease purchase agreement with CAFCO-PA Leasing I, LLC, a Colorado limited liability company to assist the Commonwealth, acting through its Department of Correction, to acquire certain modular prison dormitory facilities. Certificates of participation in the amount of $19,300,000 were issued in December 2009. The certificates of participation are payable from lease payments made by the Commonwealth from and subject to annual appropriation to its Department of Corrections.

In 2010, the Commonwealth executed an installment purchase agreement with Noresco, LLC, a Massachusetts limited liability company. The purpose of the installment purchase agreement is to assist the Commonwealth, acting through its Department of Human Services, to acquire certain energy-savings improvements at its Ebensburg facility. Certificates of participation in the amount of $15,580,000 were issued in March 2010 and are payable from lease payments made by the Commonwealth from and subject to annual appropriation to its Department of Human Services. The Commonwealth has also entered into additional installment purchase agreements with Noresco and Johnson Controls. Certificates of participation in the amount of $86,850,000 were issued in October 2010 and are payable by the Commonwealth from and subject to annual appropriations to its Departments of General Services, Corrections and Human Services. Certificates of participation in the amount of $12,385,000 were issued in December 2010 and are payable by the Commonwealth from and subject to annual appropriations to its Departments of General Services and Human Services. The purpose of the additional installment purchase agreements was to assist the Commonwealth, acting through various departments, to acquire certain energy-savings improvements.

On March 1, 2009, the Commonwealth entered into a 25 year master lease agreement for certain office space within the Forum Place complex in the city of Harrisburg. The master lease covered 375,000 square feet of office space and had a term through February 28, 2034. In January 2012, PEDFA (defined below) issued lease revenue bonds in the principal amount of $107,360,000 to acquire the Forum Place complex from the then-controlling majority holder of the defaulted 1998 Dauphin County General Authority bonds. Contemporaneous with the issuance of the PEDFA bonds to acquire the Forum Place, the Capital Region Economic Development Corporation (CREDC) entered into an agreement with both the Commonwealth and PEDFA pursuant to which the Commonwealth leases approximately 375,000 square feet of office space and 500,000 square feet of parking space in the Forum Place complex from CREDC. The PEDFA Bonds are payable from lease payments made by the Commonwealth to CREDC from and subject to annual appropriations authorizing payments to various Commonwealth agencies occupying the leased space.

Lease for Pittsburgh Penguins Arena

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. These special revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth’s Economic Development and Tourism Fund (the “Development and Tourism Fund”). The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments.

While the special revenues were projected to be adequate, as of May 27, 2015, to pay all debt service on the Arena Bonds, the revenues have not been able to fully cover the debt service. To the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $18.6 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds are required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2011, the actual amount appropriated to support the SEA debt service was $163,885.00; in fiscal year 2012 it was $96,470.00; in fiscal year 2013 it was $544,684.00; in fiscal year 2014 it was $736,853.00; and in fiscal year 2015 it was $625,131.15.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in special revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center

In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was constructed. Such acquisition was financed through the issuance by PEDFA (defined below) of $281.075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention

Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While, as of May 27, 2015, the Gaming Economic Development and Tourism Fund was projected to continue to have sufficient revenues to pay its appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. As of May 27, 2015, the Commonwealth projected that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund would be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”), was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general and other revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004. As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy.

As of April 30, 2015, the CFA had issued $461.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA had issued $757.0 million in limited obligation revenue bonds authorized by Act 63.

As of April 28, 2015, the CFA had $1,707.9 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has been the appropriation source used to service approximately $980.5 million of such outstanding debt and the Pennsylvania Gaming and Economic Development and Tourism Fund has been the appropriation source used to service approximately $727.4 million of such outstanding debt. Including the effect of a recent refunding, as of May 27, 2015, CFA debt service for fiscal year 2015 is estimated to be $86.168 million (net of debt service in the estimated amount of $56.577 million supported by transfers from the Pennsylvania Gaming and Economic Development Tourism Fund (the “PA GEDTF Funds”)). The Commonwealth’s fiscal year 2015 enacted budget appropriated $77.755 million in funds from the Commonwealth’s General Fund to the CFA. The appropriated amount, together with $8.672 million of funds required by state law to be transferred from the Pennsylvania Department of Environmental Protection to the CFA to support debt service on bonds issued pursuant to the Alternative Energy Investment Act (the “PA DEP Funds”) and $56.577 million of PA GEDTF Funds, is expected to be sufficient for the CFA to meet its debt service obligations during the fiscal year ending June 30, 2015. The state law requiring the transfer of the PA DEP Funds to the CFA was enacted simultaneously with the enactment of the Commonwealth’s budget for fiscal year 2015. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in annual Executive Budget requests to the General Assembly.

Pensions and Retirement Systems

General Information

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

SERS and PSERS are established by state law as independent administrative boards of the Commonwealth, each directed by a governing board that exercises control and management of its system, including the investment of its assets. The board of the SERS consists of eleven members, six appointed by the Governor, two members each from the Senate and House of Representatives and the State Treasurer. The PSERS board has fifteen members, including the Commonwealth’s Secretary of Education, the State Treasurer, the executive secretary of the Pennsylvania School Boards Association, two members appointed by the Governor, six elected members (five from among PSERS members and one from among school board members in Pennsylvania) and two members each from the Senate and the House of Representatives.

The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

The Commonwealth’s retirement programs are funded by contributions from both the employer and employee. The contribution rate for new PSERS members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5 percent of compensation. The contribution rate for new PSERS members who enroll on or after July 1, 2011 is 7.5% or 10.3% depending upon elections made by each employee member. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5 percent to 7.5 percent of compensation, depending upon the date of commencement of employment and elections made by each employee member. The SERS’ employee contribution rate is 6.25 percent for a majority of member employees. Interest on each employee’s accumulated contributions is credited annually at a 4 percent rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members hired before December 31, 2010, for SERS and before June 30, 2011, for PSERS.

Act 120 of 2010 and Commonwealth Contributions

On November 23, 2010, the Governor signed Act 120 of 2010 into law (“Act 120”) to implement changes to the actuarial methodologies of both of the PSERS and the SERS pension plans. Act 120 also implemented employer contribution collars, set a minimum employer contribution rate, changed the retirement benefits for new employees and prohibited the use by the Commonwealth of pension obligation bonds, among other changes. In addition the Act proposed to amortize certain PSERS unfunded liability over 24 years and certain SERS unfunded liability over 30 years.

The most significant change to the Commonwealth benefit pension systems from Act 120 is the enactment of employer contribution collars to reduce the previously anticipated major increases in pension contributions which would have been required of the Commonwealth beginning in fiscal year 2013. Contribution collars are limits on the amount of year-over-year increase that are required from the employer, namely the Commonwealth, plus in the case of PSERS, the Commonwealth school districts. Contribution collars are expressed as a percentage of payroll and under Act 120, the contribution collars are 3 percent in fiscal year 2012, 3.5 percent in fiscal year 2013 and 4.5 percent in fiscal year 2014 and all future years beyond 2014 until the actuarial calculated rate is below the collared rate. To the extent the pension funds have large unfunded liabilities, as was the case as of May 27, 2015, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded.

For PSERS, the employer’s contribution is shared by the Commonwealth and the school districts. The Commonwealth remits its employer contribution portion to the school districts, which then remit the entire employer contributions (both school district and Commonwealth portions) to PSERS. The Commonwealth’s contribution is appropriated annually from the General Fund to the Department of Education. In fiscal year 2008, the Commonwealth contributions to SERS and PSERS were $237.5 million and $451.2 million respectively, constituting 8.4 and 18 percent increases in the year-over-year contribution to SERS and PSERS. During fiscal year 2009, Commonwealth contributions to SERS and PSERS were $242.5 million and $360.6 million, a 2.1 percent increase and a 20.1 percent reduction respectively in year-over-year contributions. During fiscal year 2010, Commonwealth contributions totaled $262.5 million for SERS, an 8.2 percent increase in year-over-year contributions, and for PSERS $342.6 million, a 5.0 percent decrease in the year-over-year contributions. For fiscal year 2011, for SERS, the Commonwealth contribution was $300.4 million, a 14.4 percent increase, and for PSERS, $408.6 million, a 19.3 percent increase. For fiscal year 2012, the SERS Commonwealth contributions were $463.7 million, a 54.4 percent increase and for PSERS, $600.1 million, a 47 percent increase. For fiscal year 2013, the SERS Commonwealth contributions were $660.7 million, a 42.5 percent increase and PSERS’ Commonwealth contributions were $856.1 million, a 43 percent increase, and for fiscal year 2014, PSERS’ Commonwealth contributions were $949.3 million, an 11 percent increase. The Commonwealth’s fiscal year 2015 SERS contributions are expected to be approximately $1.3 billion (93% of statutory ARC).

The Commonwealth’s fiscal year 2015 PSERS contributions are expected to be approximately $2.8 billion (69% of statutory ARC). The PSERS 2015 contributions included a one-time transfer of approximately $225 million from the Tobacco Settlement Fund.

With respect to SERS, Commonwealth contributions were $660.7 million or 11.59 percent of payroll in fiscal year 2013 compared to anticipated contributions of $1,559.7 or 26.49 percent of payroll without collar restrictions. For fiscal year 2014, under Act 120 the Commonwealth’s contribution was approximately $1 billion resulting in a rate of 16.05 percent as compared to 31.25 percent without collar restrictions. After 2014, the Commonwealth rates are expected to rise every year through fiscal year 2017 by the percentage increases as provided for in the collars. As of May 27, 2015, it was expected to reach a maximum rate of 29.92 percent in fiscal year 2018 and then to decline slowly and not drop below 20 percent until fiscal year 2037.

Based on the 2009 valuations of the two retirement systems, Commonwealth contributions to both systems were projected to increase significantly in fiscal year 2012 based on pre-Act 120 provisions. Those increases were lowered in the near-term as a result of Act 120, but would continue to significantly rise over the next decade. For fiscal year 2014 the PSERS rate was 16.93% under the provisions of Act 120 compared to a pre-Act 120 rate of 32.32%. For fiscal year 2015 the PSERS rate is 21.40% under Act 120 compared to a pre-Act 120 rate of 33.83%. After 2015, under Act 120 employer rates are expected to rise in fiscal year 2016 by the 4.5 percentage increase provided by the collar and would reach a maximum rate of 33.27% in fiscal year 2035 and then drop below 20% and decrease for several years thereafter.

If these statutory provisions are not again amended by the General Assembly, the Commonwealth and school district contribution rates and costs are projected to grow by a factor of three over the next few years, rising from $1.5 billion in fiscal year 2014 to over $4.3 billion in fiscal year 2017. Various bills and plans to amend the existing statutes have been discussed, proposed or introduced in the General Assembly, but not enacted. Such proposals have included proposals to provide for future employees a defined contribution plan (similar to 401(k) plans utilized in the private sector) and to again defer the escalation of the increased employer contribution rate which will tend to have the effect of lengthening the period of time necessary to fund the unfunded actuarial accrued liability for the pension plans.

The funding status of the SERS and PSERS pension plans has been among the factors cited by the rating agencies in their written analyses released in conjunction with their release of lowered ratings on the Commonwealth general obligation bonds.

Actuarial Calculations and Unfunded Actuarial Accrued Liability

Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. Actuarial assessments are “forward-looking” information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions, one or more of which may prove to be inaccurate or be changed in the future. Actuarial assessments will change with the future experience of the pension plans. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of a plan as determined by the actuary. The unfunded accrued liability is a measure of the present value of benefits estimated to be due in the future for current employees under specified assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits, under specified assumptions of normal cost, supplemental annuity amortization, employer contribution levels and employee contributions.

The Boards of PSERS and SERS periodically review their respective system actuarial assumptions with actuaries, investment consultants and staff and determine whether to make any prospective changes to these assumptions. As of May 27, 2015, both Boards had adopted changes to their respective system actuarial assumptions. In January 2009, the PSERS Board of Trustees decreased PSERS’ actuarial investment rate of return assumption from 8.5 percent to 8.25 percent, effective for the June 30, 2008 actuarial valuation, and further decreased the rate of return assumption from 8.25 percent to 8.0 percent for the June 30, 2009 valuation. In March 2011, the PSERS Board decreased the actuarial investment rate of return for a third time from 8.0 percent to 7.5 percent for the June 30, 2011 actuarial valuation based on a further reduction in the long term capital market rate of return assumptions of its investment consultant. In April 2009, the State Employees’ Retirement Board decreased SERS’ assumed rate of return on investments from 8.5 percent to 8.0 percent effective for the December 31, 2008 valuation. In May 2012, SERS’ Board decreased the actuarial rate of return from 8.0 percent to 7.5 percent for the December 31, 2011 valuation. These changes to SERS’ and PSERS’ investment return assumptions conform to the median assumption used by public pension funds nationally.

The net increase in the unfunded actuarial accrued liability is attributable to legislative pension plan modifications to limit funding increases, to changes to the actuarial assumptions and to recent actual rates of return on pension fund investments being materially below the actuarially assumed rates.

For financial reporting purposes, both PSERS and SERS have adopted the Governmental Accounting Standards Board’s Statement No. 25. Statement No. 25 requires a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, Statement No. 25 requires a comparison of employer contributions to “annual required contributions” (“ARC”).

New Accounting Standards

On June 25, 2012, GASB approved Statement 67 (Plans) which replaces requirements of Statement 25 (effective for fiscal years beginning after June 15, 2013) and Statement 68 (Employers) which replaces the requirements of Statement 27 (effective for fiscal years beginning after June 15, 2014). These new standards impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: 1) the inclusion of unfunded pension liabilities on the government’s balance sheet as of May 27, 2015 (such unfunded liabilities were typically included as notes to the government’s financial statements); 2) full pension costs are to be shown as expenses regardless of actual contribution levels; 3) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and 4) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses.

Other Post-Employment Benefits

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program (RPSPP) provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program (REHP) provides Commonwealth-determined benefits to other retired state employees and their dependents.

The General Assembly, based upon the Governor’s request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a “pay-as-you-go” basis. As of May 27, 2015, retiree health care expenditures were funded by the Commonwealth’s General Fund (approximately 46 percent), and by Federal, Other and Special Funds. Commonwealth costs for such benefits totaled $626 million in fiscal year 2011, $662 million in fiscal year 2012 and $629 million in fiscal year 2013. Fiscal year 2014 employer contributions for retiree health care are estimated at $699 million. Fiscal year 2015 employer contributions are expected to be approximately $815 million.

Summary of Commonwealth Actions to Control Retiree Health Care Costs

The following is a summary of key actions taken to date by the Commonwealth to contain the growth of the cost of health care/OPEB obligations for retirees:

1.	REHP-eligible employees retiring after July 1, 2005 but prior to July 1, 2007 are required to annually pay 1 percent of their final annual gross salary as a contribution towards the cost of coverage.

2.	REHP-eligible employees retiring on or after July 1, 2007 are required to annually pay an escalating percentage of their final annual gross salary as a contribution towards the cost of retiree health care coverage. The current contribution rate is 3 percent. Any future collectively bargained increases in the employee contribution rate for active employees will also automatically cover all retirees who retire on or after July 1, 2007.

3.	REHP-eligible employees retiring after July 1, 2004 will have their post employment benefits changed automatically as the benefits for active employees are updated and changed.

4.	Effective June 30, 2008, active employees who retire after age 60 must have at least 20 years of service to be REHP-eligible (prior to June 30, 2008, eligibility was attained with 15 years of service).

5.	The Commonwealth has received the Medicare Part D drug subsidy for its retiree health care plans since June 2006.

6.	The REHP Plan was redesigned for prescription drugs (three-tiered formulary and utilization management) and medical benefits (increased co-payments for specialist and emergency room visits). Changes were effective in February 2008 and May 2008.

7.	Effective July 1, 2007, State Police retirees are eligible to enroll in PPO plans.

8.	State Police enlisted members who retired on or after April 21, 2005 will have a two-tiered co-payment structure and those retiring on or after July 1, 2007 will have a three-tiered formulary for their prescription drug plan.

9.	Effective May 1, 2008, REHP Medicare supplemental coverage was replaced with a Medicare Private Fee-For-Service Plan. Effective January 1, 2010, this plan was eliminated and retirees enrolled in this plan had the option to enroll in a Medicare HMO or Medicare PPO.

Governmental Accounting Standards Board Statement #45

On June 21, 2004, the Governmental Accounting Standards Board (GASB) released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display in the financial reports of state and local governments of obligations to pay OPEBs, when provided separately from a pension plan, expense or expenditures and related liabilities. Under Statement No. 45, governments are required to: (i) measure the costs of benefits, and recognize other post-employment benefits expenses, on the accrual basis of accounting during periods that employees are providing service; (ii) provide information about the actuarial liabilities of promised benefits associated with past service and whether, or to what extent, those benefits have been funded; and (iii) provide information useful in assessing potential demands on the employer’s future cash flows.

In fiscal year 2008, the Commonwealth’s Office of Budget entered into an Interagency Agreement with the independent Pennsylvania Department of Treasury to establish irrevocable trust equivalent arrangements trust accounts for the purpose of providing advance funding to both the REHP and RPSPP programs. The Commonwealth had previously established restricted receipt accounts for the REHP and RPSPP programs in order to accumulate funds to pay retiree health care costs on a “pay-as-you-go” basis while maintaining an adequate reserve balance.

In fiscal year 2008, $60 million was transferred to the REHP Trust Account and $50.8 million was transferred to the RPSPP Trust Account from the pre-existing restricted receipt accounts. No additional transfers have been made to the trust accounts. At the end of fiscal year 2013, the combined balance in the trust accounts and restricted receipt accounts was $451 million.

The Commonwealth has retained the Hay Group, a national employee benefits consulting firm, to provide actuarial services for GASB 45 implementation and reporting. The Hay Group’s 2012 OPEB valuation for the REHP and RPSPP programs is updated to reflect the following:

1.	The combined unfunded actuarial accrued liability (“UAAL”) as of June 30, 2013 was $16,271 million. The UAAL for the REHP was $13,152 million comprised of an actuarial accrued liability of $13,234 million less $82 million of plan assets. The UAAL for the RPSPP was $3,119 million comprised of an actuarial accrued liability of $3,188 million less $69 million of plan assets.

2.	The annual required contribution (“ARC”) for the fiscal year ended June 30, 2013 was $1,168 million. The REHP ARC was $865 million and the RPSPP ARC was $207 million.

3.	The OPEB liability as of June 30, 2013 was $1,954 million consisting of $1,430 million for the REHP and $524 million for the RPSPP.

Unemployment Compensation

The Commonwealth, as of June 30, 2012, had $2,592.7 million in outstanding loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the “UC Fund”).

As of May 27, 2015, the Commonwealth was one of 35 states that had exhausted its UC Fund balances during the 2009 economic downturn. The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts.

Under current federal law, such loans must be repaid by the states with interest. Under ARRA, a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. Pursuant to the Unemployment Compensation Law, for each year in which interest is due on federal loans the Department calculates an Interest Factor tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee. The assigned Interest Factor rate was 0.44 percent for calendar year 2011 and 0.20 percent for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of two consecutive years must pay additional federal unemployment taxes (“FUTA”) to repay the principal of the loan. Initially this FUTA tax increase is 0.3 percent on the federal wage base of $7,000 and automatically increases by 0.3 percent each year that the loan remains outstanding.

As of May 27, 2015, based on econometric assumptions and in the absence of legislative action to improve the UC Fund’s solvency and address the federal debt, the Commonwealth anticipated that the UC Fund would continue to require federal loans to pay benefits through at least 2018 and projected that its outstanding loan balance would total $286 million by 2018. Mandatory loan repayments through increased FUTA taxes, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018. Additional voluntary loan repayments from the UC Fund would likely decrease from an estimated $2,560 million in fiscal year 2011 to $176 million by fiscal year 2018 and the estimated interest on the outstanding UC Fund loans would drop from $101 million annually in fiscal year 2011 to $9 million by fiscal year 2018. The Commonwealth has indicated that these UC-related expenditures did not have any impact on the Commonwealth’s General Fund. They are funded solely by federal taxes, the UC Fund and the Interest Factor assessment, none of which affect the revenues or expenditures of the General Fund.

To address these circumstances, on June 12, 2012 the Commonwealth amended its unemployment compensation law by enactment of Act 2012-60 (the “Act”), which among other things, authorized the issuance of up to $4,500 million of unemployment compensation bonds by the Department of Labor and Industry acting through the Pennsylvania Economic Development Financing Authority (“PEDFA”). The proceeds of such bonds, (the “UC Bonds”) could be used to repay all outstanding loan advances, including interest, from the Federal

Unemployment Account as well as to provide additional funding for the UC Fund. UC Bonds would be issued only if the Department of Labor and Industry determined that such issuance would result in a savings to Pennsylvania employers. A stable funding source, i.e. the Interest Factor tax (with a maximum rate not to exceed 1.1%) would finance the repayment of the UC Bonds.

Also, the Act includes a number of provisions intended to stabilize the UC Fund on an ongoing basis, including enhanced collections authority for the Department of Labor and Industry, a longer statute of limitations for collection of fault overpayments, an increase in the taxable wage base, closing of loopholes in eligibility requirements, and an amnesty program to give employers and claimants an incentive to pay UC debts.

Overall, the key provisions of Act 6 of 2011 and Act 60 of 2012 are estimated to produce average annual savings of $280 million per year for the UC Fund.

On July 25, 2012, PEDFA closed on a $3,185.0 million interim financing with Citibank to both fully repay the outstanding loan from the Federal Unemployment Account and to fund the continued payment of benefits for a period through the Fall of 2012. On October 18, 2012 and as permitted under the Act, PEDFA issued its $2,827.4 million Unemployment Compensation Revenue Bonds which are secured by certain assessments on contributing employers doing business in Pennsylvania. Proceeds of the UC Bonds were used to repay the Citibank interim financing. As a result of the Citibank interim financing and PEDFA’s issuance of its UC Bonds, the Commonwealth estimates that it will save employers an estimated $89 million as compared to repaying the previously existing federal advances through increased FUTA taxes with interest at the federal rate.

GOVERNMENT AUTHORITIES AND OTHER ORGANIZATIONS

Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations, their purposes and their outstanding debt, as computed by each organization, (excluding swap obligations) are as follows:

Delaware River Joint Toll Bridge Commission (“DRJTBC”). The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates bridges across the Delaware River. Debt service on bonds is paid from tolls and other revenues of the Commission. The DRJTBC had $329.3 million in bonds outstanding as of December 31, 2014.

Delaware River Port Authority (“DRPA”). The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River, and promotes the use of the Philadelphia-Camden port and promotes economic development in the port district. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $1,584.9 million in revenue bond debt outstanding as of December 31, 2014.

Pennsylvania Economic Development Financing Authority (“PEDFA”). The PEDFA was created in 1987 to offer pooled bond and other bond issues for both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $6,030.9 million of debt outstanding as of December 31, 2014, including the UC Bonds.

Pennsylvania Energy Development Authority (“PEDA”). The PEDA was created in 1982 to finance energy research projects, demonstration projects promoting the production or conservation of energy and the promotion, utilization and transportation of Pennsylvania energy resources. The authority’s funding is from appropriations and project revenues. Debt service on bonds is paid from project revenues and other revenues pledged by PEDA to repayment of bonds. The PEDA had no bonds outstanding as of December 31, 2014.

Pennsylvania Higher Education Assistance Agency (“PHEAA”). The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or post-secondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $6,995.8 million in bonds outstanding as of December 31, 2014.

Pennsylvania Higher Educational Facilities Authority (“PHEFA”). The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of December 31, 2014, the PHEFA had $6,643.9 million in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

Pennsylvania Industrial Development Authority (“PIDA”). The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $216.1 million in revenue bond debt outstanding on December 31, 2014, to which all of its revenues are pledged.

Pennsylvania Infrastructure Investment Authority (“Pennvest”). Pennvest was created in 1988 to provide low interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The Pennvest bonds are secured by principal repayments and interest payments on Pennvest loans. Pennvest had $1.6 million of revenue bonds outstanding as of December 31, 2014.

Pennsylvania Turnpike Commission (“PTC”). The PTC operates the Pennsylvania Turnpike System (“System”). Its outstanding indebtedness, $9,653.8 million as of December 31, 2014, is payable from the net revenues of the System, primarily toll revenues and rentals from leases and concessions or from certain taxes dedicated to the System.

State Public School Building Authority (“SPSBA”). The SPSBA finances public school projects and community college capital projects. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts and community colleges may be used by them to pay a portion of such lease rental payments or loan repayments. The SPSBA had $3,177.9 million of revenue bonds outstanding as of December 31, 2014.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects, and the liquidation of the cumulative general fund deficit of the City of Philadelphia, as of June 30, 1992, of $224.9 million. As of May 27, 2015, Philadelphia was operating under a five-year financial plan covering fiscal years 2015 through 2019. A plan was approved by PICA on July 21, 2014 and a revised five-year financial plan was approved on October 14, 2014.

No further bonds may be issued by PICA for the purpose of financing capital projects or an operating deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $365.6 million in special tax revenue bonds outstanding as of June 30, 2014. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

TAXES AND OTHER REVENUE SOURCES

Tax Revenues (Unaudited Budgetary Basis)

Tax revenues constituted approximately 98.2 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2014. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the gross receipts tax, and the cigarette tax. Together these five taxes produced 90.1 percent of General Fund tax revenues for the fiscal year ended June 30, 2014.

The major tax sources for the Motor License Fund are the liquid fuels tax and the oil company franchise tax. Together these taxes produced just over 47.5 percent of non-restricted Motor License Fund revenues in fiscal year 2014. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis discussions of the tax revenues of the Motor License Fund.

The major tax sources for the General Fund and the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Personal Income Tax. This tax accounted for $11,437.3 million or 40.0 percent of fiscal year 2014 General Fund Commonwealth revenues. The tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-residents and non-resident estates and trusts. The current tax rate of 3.07 percent became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

Withholding is required by employers from all persons liable for the tax with the size of collections determining the frequency for remittance to the Commonwealth. A declaration and partial payment of the estimated tax are required for those individuals with taxable incomes over $8,000 per year, other than wages subject to withholding.

Individuals and families meeting qualifying income limits do not pay personal income tax on all or a portion of their taxable income with the exemptions depending on their total income. A qualifying family of four owes no personal income tax on taxable income up to $32,000 annually.

Sales Tax. This tax accounted for $9,129.6 million or 31.9 percent of fiscal year 2014 General Fund Commonwealth revenues. The tax is levied at a rate of 6 percent on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying, and utility service. The tax base was expanded in fiscal year 1992 to include a number of services not previously taxed. Beginning in fiscal year 2004, 0.947 percent of collections are transferred to a special fund for mass transit assistance. Beginning in fiscal year 2008 with the enactment of Act 44 of 2007, an additional 4.4 percent of receipts are transferred for transit assistance purposes.

Sales tax licensees reporting an actual tax liability equal to or greater than $100,000 for the third calendar quarter of the preceding year must make a payment of 50 percent of the tax liability for the same month of the previous year.

Sales tax licensees reporting an actual tax liability of at least $25,000 and less than $100,000 for the third calendar quarter of the preceding year are provided an option for their tax payment—50 percent of the tax liability for the same month of the previous year or greater than 50 percent of the actual tax liability for the same month in the current year. This option is effective for tax returns due after September 30, 2012.

Corporate Net Income Tax. The Commonwealth received $2,501.6 million, or 8.7 percent of fiscal year 2014 General Fund Commonwealth revenues, from this tax. Domestic and foreign corporations are subject to the corporate net income tax for the privilege of doing business, carrying on activities, having capital or property employed or used in Pennsylvania, or owning property in Pennsylvania. Limited liability companies and business trusts that are classified as corporations for Federal income tax purposes are also subject to tax. Building and loan associations, banks, saving institutions, trust companies, insurance and surety companies, and nonprofit corporations are exempt from the tax. When less than the entire business of any corporation is transacted within the Commonwealth, the taxable income in Pennsylvania is determined by an apportionment formula. The current tax rate of 9.99 percent became effective for fiscal years beginning on or after January 1, 1995. The previous tax rate of 11.99 percent had been in effect since January 1, 1994.

The corporate net income tax is to be paid in four equal installments throughout the corporation’s tax year based on estimated taxes due for the entire tax year. Any remaining portion of taxes due is to be paid with the corporation’s annual report due three-and-one-half months following the end of the corporation’s tax year.

Gross Receipts Tax. This tax accounted for $1,279.2 million, or 4.5 percent of fiscal year 2014 General Fund Commonwealth revenues. The gross receipts tax is levied on telephone, telegraph, and mobile telecommunications companies; electric light, water power, and hydroelectric companies; managed care organizations; and pipeline and miscellaneous transportation companies. Municipally owned or operated public utilities may exclude gross receipts derived from business done inside the limits of the municipality.

Beginning January 1, 2004, interstate and cellular telecommunications services became subject to the gross receipts tax. The tax rate is 50 mills, which became effective in July 1991, having been raised from its prior tax rate of 44 mills for all utilities except electric utilities, which are taxed at the rate of 59 mills. Revenue from 0.25 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund. All firms, except public utilities owned or operated by a municipality or a municipal authority, are required to file estimated revenue reports annually, together with the estimated payment of the current year’s tax calculated by applying the current tax rate to 90 percent of the tax base for the current year or 100 percent of the liability two years prior, subject to the current rate. The adequacy of these payments is judged retrospectively based on the final return.

Effective for tax years after January 1, 2000, natural gas companies became exempt from the tax. The tax report and estimated payment are required to be made by March 15. The remaining tax is due and payable by the succeeding March 15.

Capital Stock and Franchise Taxes. These taxes generated $320.2 million for the Commonwealth in fiscal year 2014, or 1.1 percent of General Fund Commonwealth revenues. They are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula.

Capital stock and franchise tax estimated payments must exceed 90 percent of reported annual liability, or 100 percent of the liability two year’s prior subject to the current rate. As of May 27, 2015, the General Fund tax rate for tax years that began in fiscal year 2015 was 0.45 mills, having been reduced from 0.67 mills effective January 1, 2014. As of May 27, 2015, this tax was scheduled to be phased out for taxable years beginning after December 31, 2015 under legislation enacted in 2002 and amended in 2003, 2006, 2009, and 2013.

Cigarette Tax. Collections of this tax totaled $976.9 million in fiscal year 2014, or 3.4 percent of General Fund Commonwealth revenues. The tax is imposed and assessed on the sale or possession of cigarettes and little cigars within the Commonwealth. It is levied on the consumer but is collected by the sale of stamps and meter units to dealers who affix them to each package. The current rate is $1.60 per package of 20 cigarettes, which was increased by 25 cents in 2009. The 6 percent sales tax is also imposed on the retail sale of cigarettes and is included in the sales tax receipts. A portion of the collections from the tax are transferred to a special fund for children’s health insurance and to a special fund for preserving farmland.

Inheritance and Estate Taxes. Collections of these taxes were $877.4 million in fiscal year 2014, or 3.1 percent of General Fund Commonwealth revenues. The inheritance tax is levied on the value of property transferred to heirs of a deceased person. Prior to July 1, 2000, the tax rate was 6 percent of the value, if passing to lineal heirs, and 15 percent if passing to collateral heirs. Effective July 1, 2000, the tax rate on transfers to parents, grandparents and lineal descendants was lowered to 4.5 percent and a new tax rate of 12 percent on transfers to siblings was established. The estate tax was a “pick-up” tax in the amount of the maximum federal tax credit less State death taxes paid. The federal estate tax credit was phased out between 2002 and 2005. As a result of the American Taxpayer Relief Act of 2012, the federal estate tax credit, and thus Pennsylvania’s estate tax, will not return. Counties collect the inheritance and estate tax, which is due within nine months following the death of the person whose property is being transferred.

Other Taxes. Other General Fund major taxes include: Insurance Premiums Tax, Realty Transfer Tax, Liquor Tax, Financial Institution Taxes, Public Utility Realty Tax, Malt Beverage Tax, Liquid Fuels Tax, Oil Company Franchise Tax, Fuels Tax, and Motor Carriers Road Tax.

Non-Tax Revenues

Licenses and Fees. License and fee receipts in the General Fund for fiscal year 2014 totaled $109.3 million, representing 0.4 percent of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in fiscal 2014 were $893.9 million, representing 36.5 percent of total fiscal year 2014 Motor License Fund Commonwealth revenues.

Miscellaneous Revenue. Revenues from non-tax sources not categorized elsewhere are credited to miscellaneous revenues. Interest earnings on securities and deposits are included in this source. Miscellaneous revenues receipts in the General Fund for fiscal year 2014 totaled $248.8 million. Receipts from miscellaneous motor vehicle revenues in fiscal 2014 were $258.4 million, representing 10.6 percent of total fiscal year 2014 Motor License Fund Commonwealth revenues.

State Stores Fund Transfers. This is an amount determined by the Liquor Control Board to be available for transfer to the General Fund. The amount transferred for fiscal year 2014 was $80.0 million. In Pennsylvania, the distribution and sale of liquor is a state enterprise.

Fines, Penalties and Interest. This revenue source includes all fines, penalties and interest collected in the enforcement of non-tax regulations, such as moving violation surcharges. The amount deposited to the General Fund for fiscal year 2014 was $71.0 million.

Tobacco Settlement Payments. The Commonwealth’s portion of payments made by cigarette manufacturers participating in the Tobacco MSA are deposited in the Tobacco Settlement Fund to be used for certain health-related programs. As of May 27, 2015, the Commonwealth anticipated receiving a total MSA payment of approximately $300 million in April 2015.

Federal Revenues

Receipts by the Commonwealth in its General Fund, Motor License Fund, Tobacco Settlement Fund and State Lottery Fund from the federal government during fiscal year 2012 totaled $21.7 billion, while such federal receipts were $22.9 billion in fiscal year 2013. Receipts for fiscal year 2014 are $24.7 billion. Approximately $15.0 billion, or 69 percent of total federal revenue to the Commonwealth for fiscal year 2012, was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2013, $16.5 billion, or 71.8 percent of federal revenues, are attributable to these types of programs. In fiscal year 2014, approximately $18.3 billion or 74.4 percent of federal revenues is attributable to public health and welfare programs.

MAJOR COMMONWEALTH EXPENDITURES

The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2013 and fiscal year 2014 and the enacted budget for fiscal year 2015.

Education

In fiscal year 2013, expenditures from Commonwealth revenues for education purposes were more than $11.3 billion. For fiscal year 2014 Commonwealth expenditures included over $11.5 billion in expenditures from Commonwealth revenues for education purposes, an increase of 1.3 percent over fiscal year 2013. The enacted budget for fiscal year 2015 includes over $11.9 billion in education funding, an increase of approximately 3.5 percent over fiscal year 2014.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 500 local school districts in the state. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, vocational education, debt service, pupil transportation, employee retirement programs including Social Security, and various special education programs. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2015 maintains the state portion of the Basic Education subsidy at $5.52 billion. For fiscal year 2015, the Commonwealth expects each school district to receive an amount equal to its 2014 Basic Education Funding allocation. The Commonwealth expects the increase in education funding will be distributed to qualifying school districts, based on local wealth, existing tax burden, district size and certain student characteristics.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities, and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2013 were more than $9.6 billion, representing 85 percent of all Commonwealth expenditures for education in fiscal year 2013. Total Commonwealth expenditures for basic education programs in fiscal year 2014 were more than $9.8 billion, representing 85.2 percent of all Commonwealth expenditures for education in fiscal year 2014. The enacted budget for fiscal year 2015 includes more than $10.2 billion for basic education programs.

Higher Education. Higher education in Pennsylvania is provided through 271 degree-granting institutions, which include the fourteen universities of the State System of Higher Education (PASSHE), four

State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. PASSHE, created in 1982 from the fourteen state-owned colleges, is administered by a Board of Governors whose members are appointed by the Governor and confirmed by the Senate. In fiscal year 2012, more than $1.6 billion was expended by the Commonwealth for institution and student financial assistance, in fiscal year 2013 more than $1.6 billion for higher education was expended, and in fiscal year 2014 more than $1.6 billion was expended.

Public Health and Human Services

Fiscal year 2014 public health and human services expenditures were $30,866 million and were projected to be $34,302 million in fiscal year 2015. For fiscal year 2016, $38,062 million is proposed for these purposes. With regard to fiscal year 2015 expenditures, $11,570 million is expected to be funded from the General Fund, while $12,194 million is estimated to be provided from the General Fund for fiscal year 2016. Federal funds are expected to increase by $3,104 million due to implementation of Medicaid expansion, and augmentations are expected to increase by $98.8 million for fiscal year 2016. Public health and human service programs are the largest single component of combined state and federal spending in the Commonwealth’s operating budget. The overall budget increase reflects the impact of caseload increases, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and intellectual disabilities.

The Governor’s proposed fiscal year 2016 budget includes $312.1 million of receipts from the Tobacco Settlement Fund to be expended for health care related programs. Federal funds matching the state Tobacco Master Settlement Agreement (MSA) funds are also expected to be provided. However, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances be reduced, reflecting decline in cigarette sales, and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. The tobacco companies continue to adjust for the non-participating manufacturer (NPM) adjustment. Pennsylvania expected to continue arbitration with the tobacco companies until this issue is resolved. As of May 27, 2015, the Commonwealth’s share of withheld Tobacco MSA funds totaled over $340 million. For fiscal year 2015, receipts from the April 2015 payment were reduced by $43 million to reflect the continuation of the withhold and for fiscal year 2016, estimated receipts from the April 2016 payment are reduced by $44 million.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $6,955 million in fiscal year 2014, while $7,019 million was budgeted from the General Fund for fiscal year 2015 and $7,290 million is proposed for fiscal year 2016. A nursing home assessment fee provided a General Fund offset (meaning a reduction in required General Fund appropriations) of $214.8 million in fiscal year 2014 and is expected to provide a $196.7 million offset in fiscal year 2015. In fiscal year 2016, the nursing home assessment offset is projected at $197.8 million. A Statewide managed care organization Gross Receipts Tax assessment provided a General Fund offset of $372 million in fiscal year 2014 and is expected to provide a $464 million offset in fiscal year 2015. In fiscal year 2016, the Statewide managed care organization Gross Receipts Tax assessment offset is projected at $589 million. In addition, a Statewide Quality Care assessment provided a $150 million offset in fiscal year 2014 and is expected to provide a $150 million offset in fiscal year 2015. In fiscal year 2016, the Statewide Quality Care assessment offset is projected at $150 million. In addition, for 2016, an additional $130 million in revenue maximization is proposed. For 2016 approximately 32.04 percent of the total cost of assistance to the economically needy will be supported by Commonwealth funds appropriated from the General Fund. The balance is provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Medical assistance continues to be a growing component of public health and human services expenditures. Despite implementation of Commonwealth initiatives to restrain costs, the program continues to grow due to an expanding caseload, technology improvements and general medical inflation. Expenditures for medical assistance increased during the period from fiscal years 2005 through 2015 by an average annual rate of 6.75 percent. Fiscal year 2015 expenditures from Commonwealth funds are projected to be $6,865 million and the proposed budget for fiscal year 2016 provides $7,052 million, an increase of 2.73 percent from the prior fiscal year. The 2016 budget expands Medicaid into a single consolidated system, closing the coverage gap for hundreds of thousands of working adults. Income maintenance cash assistance payments to families in transition to independence are estimated at $1,045 million for fiscal year 2015, of which $198.1 million is from the General Fund. The proposed budget for fiscal year 2016 includes a total of $1,001 million, for such purpose with $198.1 million to be provided from the General Fund. Cash assistance is time-limited and requires participation in work activities to maintain eligibility.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000 mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. Other special funds, including the Public Transportation Assistance Fund, the Public Transportation Trust Fund, the Multimodal Transportation Fund and the State Lottery Fund provide funding for mass transit and other modes of transportation.

Act 89 of 2013, provided dedicated additional funding for highway and bridges through the incremental uncapping of the Oil Company Franchise Tax (OCFT) and the indexing of vehicle and driver services fees. Act 89 also restructured the Act 44 of 2007 Pennsylvania Turnpike Commission payment distributions. Beginning in fiscal year 2015, the annual $200 million highway and bridge distribution by the Pennsylvania Turnpike Commission is being redirected to mass transit, resulting in annual distributions to mass transit of $450 million.

In addition to its unrestricted state funds, the Motor License Fund includes five restricted revenue accounts funded by state revenues legislatively dedicated to specific purposes. Some of the restricted purposes funded from these accounts also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges, and airport development.

Total funding for the Commonwealth’s highway and bridge program for fiscal year 2014 was $2.078 billion. The funding increased to $2.404 billion in fiscal year 2015 and is proposed in the Governor’s budget proposal to increase to $2.683 billion in fiscal year 2016.

Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $441 million in fiscal year 2014 and $509 million in fiscal year 2015. In fiscal year 2016, proposed grants to local governments are recommended to increase to $600 million.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

In fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue primarily going into a Public Transportation Trust Fund established by Act 44. The Public Transportation Trust Fund was created to provide a long-term, predictable and growing source of revenues for public transportation systems. Act 89 of 2013 increased funding and revenue sources for the Public Transportation Trust Fund. Revenues come from scheduled payments by the Pennsylvania Turnpike Commission, a portion of the Sales and Use Tax, certain motor vehicle fees, vehicle code fines and surcharges, and transfers from the Public Transportation Assistance Fund and the Lottery Fund. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2014, Commonwealth funding available for mass transit was $1.193 billion. Funding for mass transit was increased in fiscal year 2015 to $1.477 billion. The proposed fiscal year 2016 budget funding for mass transit, fueled in part by the proposed increased Sales and Use Tax revenues, is $1.644 billion.

Act 89 created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation. Revenues deposited into the Multimodal Transportation Fund include payments from the Pennsylvania Turnpike Commission, a portion of certain motor vehicle fees and beginning in fiscal year 2016, a portion of the Oil Company Franchise Tax. For fiscal year 2014, Commonwealth funding available for multimodal transportation was $27.8 million. The enacted fiscal year 2015 budget funding is $98.2 million and the Governor’s proposed fiscal year 2016 budget is $138 million.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal year 2014, $10.4 million was expended from aviation restricted accounts. In fiscal year 2015, $10.4 million was available for such purposes. A total of $10.4 million is budgeted in the Governor’s proposal for fiscal year 2016.

Act 89 of 2013, authorized the Pennsylvania Department of Transportation (department) to enter into transportation public-private partnerships (“P3”). The Rapid Bridge Replacement Project is a public-private partnership initiative to replace 558 bridges across Pennsylvania. In 2015, the department and the winning bidder (concessionaire) are entering into a concession agreement through which the concessionaire will design, construct and maintain the bridges. The P3 program costs are being funded by the concessionaire through bond proceeds. The bond purchase agreement was executed on February 24, 2015, and the sale of $721.485 million of related bonds by the Pennsylvania Economic Development Financing Authority closed on March 18, 2015. The department expects that to make two types of payments under the concession agreement. These are “milestone payments” as construction milestones are achieved and “availability payments” with respect to completed bridges. The department will make milestone and availability payments from funds in the Motor License Fund.

INVESTMENT OF COMMONWEALTH FUNDS

The Treasury Department is responsible for the deposit and investment of most funds belonging to the Commonwealth, including the proceeds of the Commonwealth’s Bonds and the funds held for the payment of interest on and maturing principal of the Commonwealth’s Bonds. The Commonwealth’s Fiscal Code contains statutory limitations on the investment of funds by the Treasury Department. The Board of Finance and Revenue, a three member board of state officials chaired by the State Treasurer, is authorized to establish the aggregate amount of funds that may be invested in some of the various categories of permitted investments. The State Treasurer ultimately determines the asset allocation and selects the investments within the parameters of the law.

The Commonwealth’s Fiscal Code permits investments in the following types of securities: (i) United States Treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated “Prime One” or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured by Federal obligations; (v) banker’s acceptances written by domestic commercial banks with a Moody’s Investors Service “AA” rating or the equivalent rating by Standard & Poor’s Financial Services or Fitch’s Rating Service; and (vi) other non-equity investments not to exceed ten percent of assets subject to a “prudent investor” test. The Treasury Department maintains additional investment restrictions contained in its Investment Policy Guidelines. A summary of the Investment Policy Guidelines and a report on investment activity and performance of funds invested by the Treasury Department are contained in a report periodically prepared and publicly distributed by the Treasury Department.

The State Treasurer has been legislatively authorized to invest Commonwealth moneys in securities under the “prudent investor” standard since June 1999. The common investment pool operated by the State Treasurer for the investment of operating funds of the Commonwealth maintains a portion of its investments in securities subject to this test. The legislative authorization to invest in such securities presently expires on December 31, 2019.

Budget Stabilization Reserve Fund and Tax Stabilization Reserve Fund

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1,038 million to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund.

As of June 2014, the Commonwealth had an approximate $230,000 balance in the Budget Stabilization Reserve Fund. Based on estimates as of the Mid-Year Budget Briefing on December 3, 2014, for fiscal year 2015, the Commonwealth projects a preliminary fiscal year 2015 ending balance of $2 million. The enacted fiscal year 2015 budget transfers 25% of the Commonwealth’s unappropriated balance of approximately $0.5 million to the Budget Stabilization Reserve Fund for fiscal year 2015.

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

COMMONWEALTH FINANCIAL PERFORMANCE

Recent Developments

On July 10, 2014, the Commonwealth’s fiscal year 2015 budget was signed into law by Governor Corbett. The fiscal year 2015 budget included a projected increase in Commonwealth tax revenues, prior to reserves for tax refunds, of 3.5% over fiscal year 2014 revenue. The rate of growth was based upon a projection as of June 2014 that state economic growth would rebound from the lower level experienced during fiscal year 2014. The enacted fiscal year 2015 budget increased expenditures by 1.5% on a year-over-year basis. The budget document and related information are available on the Governor’s Budget Office web page at www.budget.state.pa.us. The enacted fiscal year 2015 budget included approximately $2 billion in one-time gap closing options that were used to balance the budget; these one-time options are not available to help balance subsequent budgets. The majority of the options used were extraordinary lapses of existing appropriations ($417 million), transfers from special funds into funds requiring additional funding ($333 million), payment delays ($394 million) and shifting costs to non-recurring sources in future fiscal years ($503 million). The projected fiscal year 2015 ending General Fund balance as of the December 2014 mid-year briefing was estimated to be $1 million.

Financial Statements Introduction

The most recent Commonwealth audited financial statements are available in the CAFR of the Commonwealth for the fiscal year ended June 30, 2014, which was issued on December 21, 2014 and was filed with EMMA on December 22, 2014.

Copies of CAFRs beginning with fiscal year 2004 through fiscal year 2014 issued by the Commonwealth are available from (i) the Secretary of the Budget, Attn: Mr. Mike Higgins, 555 Walnut Street, 9th Floor,

Harrisburg, Pennsylvania 17101 (Telephone (717) 425-6736), and (ii) the Financial Reports section of the Office of the Budget’s web site at www.budget.state.pa.us, which CAFRs are incorporated herein by reference. The audited basic financial statements for fiscal year 2014 included in the CAFR for fiscal year 2014 are incorporated herein by reference.

Government-Wide Financial Data (GAAP Basis)

Government-wide financial statements report financial position and results of activity for the Commonwealth as a whole. Government-wide statements do not report information fund-by-fund; rather, they reveal information for all governmental activities and all business-type activities in separate columns. In government-wide statements, for both governmental and business-type activities, the economic resources measurement focus and accrual basis of accounting are used, with revenues and expenses recognized when they occur, rather than when cash is received or paid. This treatment results in including in assets an estimate of the total amount of receivables due at fiscal year-end that are expected to be collected in the future. Capital assets are reported with acquisition or construction costs being reported when the assets are placed in service less accumulated depreciation. Reported liabilities include all liabilities, regardless of when payment is due, including bond principal, employee disability claims liability, and employee compensated absence liabilities.

GENERAL FUND FINANCIAL PERFORMANCE

Fiscal Year 2013 Financial Results

GAAP Basis. At June 30, 2013, the General Fund reported a fund balance of $1,566.0 million, a decrease of $312.9 million from the restated $1,253.1 million fund balance at June 30, 2012. Total assets increased $457.0 million to $11,556.9 million largely attributable to receivables in public welfare programs. A majority of the increase was due to the expansion of the Managed Care Organizations that increased the monthly outstanding balances due from the federal government. Liabilities increased by $150.9 million to $9,990.9 million. The increased liabilities were a consequence of payables activity related to the expansion of the Managed Care Organizations previously mentioned. Netting against this increase was a decrease in medical assistance paid to local education agencies.

Total revenues increased by $991 million reflecting an overall improvement in the economy. Personal income tax revenue was the largest contributing factor, increasing by $655 million. Corporation income tax also contributed to this positively by adding a $251 million year over year increase. Act 46 of 2010 created the Enhanced Revenue Collection Account which resulted in enhanced revenue collections and refunds avoided by expanding tax return review and tax collection activities. Both revenue streams were improved by Act 46.

Total General Fund expenditures and other uses increased by 0.4 percent during the fiscal year ended June 30, 2013, to $1,215.4 million. Total expenditures increased by a net of $65 million. The largest increases were in public education ($309 million) and protection of persons and property ($409 million) programs. The significant decreases were in economic development ($271 million), health and human services ($264 million) and capital outlay ($110 million) programs.

Reported health and human services expenditures declined by $264.3 million, mainly due to federal programs being phased out. There was a decrease in these programs from fiscal 2012 to fiscal 2013. Contributing to the decrease was a reduction of expenditures in the Women, Infants and Children Program, specifically a reduction of rebate expenses. Public education expenditures increased by $490.9 million, primarily with respect to increases in state subsidies and state contributions for school employee retirement contributions. Protection of persons and property expenditures increased by $309 million, largely due to an increase in the Commonwealth’s employers’ share of retirement contributions and grants to municipalities. Expenditures for economic development experienced a decrease in expenditures by $271.2 million, largely due to a phase out of the federal ARRA grants and a decrease in the state funded redevelopment assistance grants.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $56.9 million or 0.2 percent for fiscal year 2013. Final Commonwealth General Fund revenues for the fiscal year totaled $28,646.9 million. Total fiscal year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,258.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,717.3 million, resulting in a preliminary operating balance for fiscal year 2014 of $320.3 million. However, after accounting for a positive fiscal year 2013 beginning balance of $672.5 million, the Commonwealth ended fiscal year 2013 with an unappropriated surplus balance of $540.9 million.

General Fund revenues increased $968.9 million or 3.5 percent during fiscal year 2013 when measured on a year-over-year basis as compared to fiscal year 2012. Tax revenue collections grew $918.6 million or 3.4 percent on a year-over-year basis from fiscal year 2012 to fiscal year 2013 while non-tax revenue collections increased $50.3 million or 9.5 percent, primarily from an increase in escheats from fiscal year 2012 to fiscal year 2013. Corporate tax receipts were $226.0 million higher than fiscal year 2012 levels. Year-over-year growth in corporate taxes was 4.6 percent during fiscal year 2013 as corporate net income tax collections increased 19.8 percent and financial institutions tax increased 29.0 percent while collections from the capital stock and franchise tax decreased 28.1 percent on a year-over-year basis. Personal income taxes were $570.7 million above fiscal year 2012 actual collection and the year-over-year growth in personal income tax receipts was 5.3 percent. Personal income tax collections attributable to withholding increased by 2.7 percent or $226.6 million during fiscal year 2013 and tax collections from the non-withholding portion of the personal income tax increased 13.7 percent or $344.1 million on a year-over-year basis. Sales and use taxes receipts were $121.4 million greater during fiscal year 2013 than during the prior fiscal year, a growth rate of 1.4 percent. Sales tax collections increased during fiscal year 2012 as non-motor vehicle sales tax collections grew 1.5 percent and motor vehicle sales tax receipts increased 0.6 percent during fiscal year 2013. Cigarette tax collections declined 4.3 percent during fiscal year 2013 and inheritance tax collections grew 2.1 percent. Realty transfer tax revenues grew 15.9 percent during fiscal year 2013—the strongest year of growth since the recession. Non-tax revenues of the Commonwealth increased 9.5 percent during fiscal year 2013, due primarily to large growth in escheats. Reserves for tax refunds in fiscal year 2012 were $1,275 million, an increase of 10.9 percent from fiscal year 2011 reserve levels.

A total of $188.7 million in appropriations were lapsed in fiscal year 2013, and the fiscal year 2013 budget contained a lower level of public health and human services assessments, $629.5 million, which were utilized to cover a portion of medical assistance and long-term care costs.

Commonwealth General Fund appropriations for fiscal year 2013 totaled $27,717.3 million, an increase of $686.7 million or 2.5 percent from fiscal year 2012 levels. The Basic Education Funding subsidy to local school districts increased $49 million (1 percent) from the prior year. Funding for higher education programs was reduced by approximately 20 percent. Commonwealth contributions to the Public School Employees Retirement System increased by $155.9 million, 30 percent from fiscal year 2012 levels. Growth in spending for the Department of Corrections was held to only a half percent increase, about $10 million over fiscal year 2012 levels. Department of Human Services spending increased by $117 million, about a 1 percent increase over fiscal year 2012.

The ending unappropriated balance was $540.9 million for fiscal year 2013. Again in June 2013, the statutory transfer of 25% of the Commonwealth’s unappropriated balance was suspended for one year.

Fiscal Year 2014 Financial Results

GAAP Basis. At June 30, 2014, the General Fund reported a fund balance deficit of $566.0 million, a decrease to the fund balance of $2,131.7 million from the restated $1,565.7 million fund balance at June 30, 2013 as expenditures and other uses increased by $1,858.1 million and revenues and other sources declined by $586.5 million.

Total revenues decreased by $622 million attributable to a decrease in corporate tax revenues as a result of the implementation of a new corporate tax system, decreased intergovernmental revenue related to lower federal grant revenues and a decrease in other income. Total General Fund expenditures increased $1,862 million. Health and human services increased $1,483 million and was due primarily to the expansion of contracts with managed care organizations and counties to provide health care services to medical assistance recipients. Increased expenditures for education occurred primarily with respect to increases in basic education funding and state contributions for school employee pension costs. Protection of persons and property programs experienced an increase largely due to an increase in the Commonwealth’s employers’ share of retirement contributions. This increase was offset by a decrease in contracted services within corrections programs and federally funded grant programs, particularly in emergency management services and environmental protection programs.

Budgetary Basis. The subdued level of economic recovery from the 2009 national recession continued to impact the Commonwealth’s revenue receipts during fiscal year 2014. General Fund revenues of the Commonwealth were below the certified estimate by $508.7 million or 1.7 percent during fiscal year 2014. Final Commonwealth General Fund revenues for the fiscal year totaled $28,607.1 million. Total fiscal year 2014 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $28,087.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $28,395.4 million. After accounting for a positive fiscal year 2014 beginning balance of $546.9 million, the Commonwealth ended fiscal year 2014 with an unappropriated surplus balance of $80.6 million.

General Fund revenues decreased $39.7 million or 0.1 percent during fiscal year 2014 when measured on a year-over-year basis as compared to fiscal year 2013. Tax revenue collections increased $30.9 million or 0.1 percent on a year-over-year basis from fiscal year 2013 to fiscal year 2014 while non-tax revenue collections decreased $70.7 million or 12.2 percent from fiscal year 2013 to fiscal year 2014. Corporate tax receipts were $291.3 million lower than fiscal year 2013 levels. The year-over-year decrease in corporate taxes was 5.6 percent during fiscal year 2014 as corporate net income tax collections increased 3.2 percent and financial institutions tax decreased 9.6 percent while collections from the capital stock and franchise tax decreased 46.8 percent on a year-over-year basis. Personal income taxes were $66 million above fiscal year 2013 actual collection and the year-over-year growth in personal income tax receipts was 0.6 percent. Personal income tax collections attributable to withholding increased by 2.6 percent or $220.9 million during fiscal year 2014 and tax collections from the non-withholding portion of the personal income tax decreased 5.4 percent or $154.8 million on a year-over-year basis. Sales and use taxes receipts were $235.9 million greater during fiscal year 2014 than during the prior fiscal year, representing a growth rate of 2.7 percent. Sales tax collections increased during fiscal year 2014 as non-motor vehicle sales tax collections grew 2.1 percent and motor vehicle sales tax receipts increased 6 percent during fiscal year 2014. Cigarette tax collections declined 4.6 percent during fiscal year 2014 and inheritance tax collections grew 3.8 percent. Realty transfer tax revenues grew 10.8 percent during fiscal year 2014. Non-tax revenues of the Commonwealth decreased 12.2 percent during fiscal year 2014.

Commonwealth General Fund appropriations for fiscal year 2014 totaled $28,395.0 million, an increase of $678.1 million or 2.4 percent from fiscal year 2013 levels. The ending unappropriated balance was $80.6 million for fiscal year 2014. Again in June 2014, the statutory transfer of 25% of the Commonwealth’s unappropriated balance was suspended for one year.

Fiscal Year 2015 Budget

Fiscal Year Enacted 2015 Budget

The enacted fiscal year 2015 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $29,026.6 million of Commonwealth funds against estimated revenues of $29,060.0 million, net of tax refunds and including public health and human services assessments of $813.6 million. Enacted General Fund appropriations represented an increase of $603.2 million, or 1.5 percent on a year-over-year basis, from fiscal year 2014.

The enacted budget does not include any tax increases and is $400 million less than the Governor’s originally proposed February 2014 budget. The enacted budget includes increases for: 1) $100 million for the Ready to Learn Block Grant; 2) $10 million for Pre-K Counts; 3) $20 million for Special Education; 4) $13 million initiative to address the waiting list for Intellectual Disabilities Waiver; 5) $9 million to serve an additional 1,599 Persons with Disabilities and Attendant Care; 6) $2 million for Child Advocacy Centers; 7) a $1 million increase as part of Healthy PA initiative for Primary Health Care Practitioner; and 8) a $2 million increase as part of Healthy PA for Community-Based Health Care Subsidy.

The enacted fiscal year 2015 budget includes approximately $2 billion in one-time gap closing options that were used to balance the budget; these one-time options are not expected to be available to help balance future budgets. The majority of the options used were: extraordinary lapses ($417 million), transfers from special funds ($333 million), payment delays ($394 million) and shifting costs to non-recurring sources ($503 million).

General Fund revenues for the fiscal year 2015 budget were forecast to grow 5.5 percent over fiscal year 2014 actual collections. Within the General Fund, year-over-year growth of 3.6 percent was forecast for tax revenues and an increase of over 100 percent ($500 million) for non-tax revenues. Corporate net income tax receipts were projected to decline slightly in fiscal year 2015 while the capital stock and franchise tax revenues were forecast to decline 15.9 percent due to the continued phase out. Gross Receipt tax collections were forecast to increase slightly at 1.9 percent growth. Overall, corporation taxes from all sources were projected to decline 0.4 percent in fiscal year 2015. Sales and use tax receipts were estimated to grow 3.8 percent on a year-over-year basis and personal income tax receipts were forecast to grow 5.2 percent during fiscal year 2015.

The fiscal year 2015 General Fund budget aims to keep spending in line with available resources without raising taxes in Pennsylvania. The estimated year-end balance was expected to be approximately $1 million for fiscal year 2015.

Actual revenues to the General Fund through April 30, 2015 were approximately 2.3 percent above the fiscal year 2015 enacted budget estimate and General Fund collections totaled $25.7 billion, which is $569.1 million above the enacted budget estimate. Corporate tax revenue was $165.9 million, or 3.9 percent above the enacted budget estimate while Personal Income tax revenue was $57.8 million, or 0.6 percent above the enacted budget estimate. Expenditures through April 2015 were on track with enacted budget expectations.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economies. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Governor’s Fiscal Year 2016 Budget Proposal

On March 3, 2015, Governor Wolf introduced his balanced Executive Budget proposal for the Commonwealth’s Fiscal Year ending June 30, 2016. The Governor’s Fiscal Year 2016 budget proposal recommends $29.884 billion in state-funded expenditures from $30.013 billion in total state revenues, a projected increase in state funded spending of 2.7% above the appropriations enacted for Fiscal Year 2015. Governor Wolf’s proposal addresses the Commonwealth’s $2.3 billion funding deficit for fiscal year 2016, and is centered on the three broad priority program areas of jobs, education, and government operational savings and reform. For jobs, the Governor’s budget includes proposals that: the corporate net income tax be reduced by 40% from 9.99% to 5.99% effective January 1, 2016, and then to 4.99% by 2018; the Capital Stock and Franchise Tax be phased out effective January 1, 2016; and, the Commonwealth implement mandatory combined reporting for tax purposes for all business entities in a controlled group effective January 1, 2016 to close the “Delaware loophole”

which results in the Commonwealth collecting less tax revenue than would otherwise be the case. The Governor’s budget proposal also includes a $3.8 billion school property tax cut proposal targeted to high-tax, high-poverty areas of Pennsylvania that seeks to revitalize the Commonwealth’s communities. To achieve the school property tax relief, the Governor’s budget proposes increasing Pennsylvania’s personal income tax rate to 3.7%, (from 3.07%) while also exempting low-income families earning up to 150% of the poverty level from paying any personal income tax. Governor Wolf’s proposed budget includes changing the state’s sales tax to be more consistent with the service-based modern economy. The Governor’s budget proposes to increase the sales tax rate by 0.6% and to broaden the sales tax base to include services (including professional services) while maintaining exemptions for food, clothing, and prescription drugs. Another initiative is a proposed $675 million bond program to fund a broad range of economic development initiatives to be supported by a new Marcellus Shale severance tax on drilling in Pennsylvania. Governor Wolf’s budget would increase appropriations to support the state related universities, the universities in the Pennsylvania State System of Higher Education, and the state’s community colleges.

Among the most important initiatives in the Governor’s proposed budget is a proposal to increase the state’s basic education subsidy by $400 million (a 7% increase), increase the special education subsidy by $100 million (a 9.6% increase), and to increase by $120 million (a 87.9% increase) funding for high-quality early childhood education to expand pre-K and Head Start program availability to an additional 14,000 children. The proposed budget also provides a three-part reform strategy to meet the Commonwealth’s SERS and PSERS pension funding challenges: instituting pension investment reforms to reduce excessive management fees and overreliance on high-risk investment strategies; eliminate the “double dip” payments to charter schools; and a strategy to cause all actuarially required employer obligations to be paid in full by creating a restricted account to hold all future employer payments and issuance of pension funding bonds payable from enhanced Liquor Control Board State Store profits.

The Commonwealth indicated that it could not be predicted whether all or what portion of the Governor’s fiscal year 2016 budget proposal is expected to be included in the fiscal year 2016 budget as finally enacted or at what date such budget is expected to be enacted. The Commonwealth indicated that if a Fiscal Year 2016 budget was not enacted for the Commonwealth by July 1, 2015 then the impact of that event, including any potential adverse effects, on the Commonwealth were expected to be assessed at that time.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth.

In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals, such as Northbrook (now Allstate) as detailed below. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

Northbrook Life Insurance Co. v. Commonwealth (now Allstate Life Insurance Co. v. Commonwealth)

The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania. On January 26, 2006, the en banc Commonwealth Court issued a decision in which the majority partially ruled for both parties. Northbrook Life Ins. Co. v. Commonwealth, 890 A.2d 1223 (Pa. Commw. Ct. 2006). Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Pennsylvania Supreme Court ruled in Northbrook’s favor, but only on a technicality. See Northbrook Life Ins. Co. v. Commonwealth, 597 Pa. 18, 949 A.2d 333 (2008). The Court did not address the substantive findings of the Commonwealth Court.

Counsel then selected the Allstate case to relitigate the issues involved. Northbrook (now Allstate) and other pending cases challenged the Department of Revenue’s application of portions of the Life and Health Guaranty Association Act of 1982 (the “Guaranty Act”). The Guaranty Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Guaranty Act that allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania.

Life and health insurance premiums have always been subject to the premiums tax, and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On March 25, 2010, by a 3-2 vote, an en banc panel of the Commonwealth Court ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund. See Allstate Life Ins. Co. v. Commonwealth, 992 A.2d 910 (Pa. Commw. Ct. 2010). The Commonwealth filed exceptions. Following briefing and oral argument before a seven-judge en banc Commonwealth Court panel, a 4-3 majority of the Court on October 15, 2010, issued an unreported decision overruling the Commonwealth’s exceptions. See Allstate Life Ins. Co. v. Commonwealth, No. 89 F.R. 1997, 2010 Pa. Commw. Unpub. LEXIS 704 (2010).

The Commonwealth appealed to the Pennsylvania Supreme Court. On August 2, 2012, an evenly divided court affirmed the final order of the Commonwealth Court. See Allstate Life Ins. Co. v. Commonwealth, 52 A.3d 1077 (Pa. 2012). On August 16, 2012, the Commonwealth filed an Application for Reargument. On October 24, 2012, the Pennsylvania Supreme Court denied the Commonwealth’s Application for Reargument.

The Commonwealth asserted the position that the evenly divided holding in this case is final and binding precedent only as to the petitioner Allstate Life Insurance Co. for the tax period involved in the Allstate case and notified counsel for the cases that were held at either of the administrative boards or in Commonwealth Court pending a final decision in the Allstate matter (“pending cases”) that it wished to select a new case to re-litigate the issues with the objective of obtaining a final majority decision on the merits.

Thereafter, under docket of the pending cases in Commonwealth Court, petitioners’ counsel filed with the Court an application for special and/or summary relief, and declaratory relief seeking an order and declaratory judgment from the Court among other things, to enforce the evenly divided decision as to all petitioners granting annuity assessments full tax credit against their gross premiums tax. The Commonwealth filed an answer and new matter seeking an order from the Court, among other things, to deny the petitioners’ request for declaratory judgment and to direct the parties to proceed with litigation of a new case. Following briefing and argument, the Court issued an Order requiring the petitioners to identify all cases that are controlled by the Allstate decision and the Commonwealth to agree or to provide reasoning as to why it would not agree. Simply put, the petitioners believe that all cases pending are controlled by Allstate and the Commonwealth’s position is that none are controlled by Allstate. The Commonwealth’s position is not well viewed by the Court.

The Court is somewhat sternly steering the Commonwealth towards resolution of the pending cases and away from further litigation over the issue. Were the Commonwealth to pursue further litigation, it is certain the Court would issue an adverse decision forcing the Commonwealth to further appeal to the Pennsylvania Supreme Court. There is no way to predict the outcome before the Pennsylvania Supreme Court on what would now be a third round of litigating the issue. Since on the last round, the Pennsylvania Supreme Court decided the issue in favor of the petitioners and thereafter denied the Commonwealth’s request for reargument, it is more likely than not that its decision on a third round would be unfavorable as well.

The Commonwealth Court has ordered the petitioners to provide to the Commonwealth their calculations for relief in the first group of cases by a date certain and the Commonwealth’s response by a date certain. Any disagreements will be heard by the Court. The petitioners have provided to the Commonwealth their calculations of the proper credit they contend is due on the first group of cases and the Commonwealth was required to respond by October 14, 2014. Once all the calculations are provided, the Commonwealth expects to be in a better position to determine the extent of the potential liability, which may not be as large as was originally anticipated.

The MCARE Case (PA Supreme Court)

On April 15, 2010, the Commonwealth Court of Pennsylvania in Hosp. & Healthsystem Ass’n of Pa. v. Commonwealth, 997 A.2d 392 (Pa. Commw. Ct. 2010) (the “MCARE Case”), held that legislation causing the Commonwealth to transfer $100 million from the Medical Care Availability and Reduction of Error (“MCARE”) Fund to the General Fund was unlawful in that it violated the petitioners’ vested rights in that money. On September 26, 2013, the Supreme Court of Pennsylvania reversed and remanded to Commonwealth Court, with instructions to conduct further proceedings. See Hosp. & Health System Ass’n of Pa v. Commonwealth, 77 A 3d 587 (Pa. 2013). As of May 27, 2015, the case remained pending in the Commonwealth Court but has been stayed pending disposition of a separate appeal pending in the Supreme Court of Pennsylvania.

The MCARE Fund is a special fund, established within the Treasury pursuant to Act 13 of 2002, that pays claims against health providers for losses or damages awarded in medical professional liability actions in excess of their basic insurance coverage. All health care providers in Pennsylvania are required to pay annual assessments to the MCARE Fund. As part of the fiscal year 2010 budget legislation, the General Assembly transferred $100 million from the MCARE Fund to the General Fund. The Commonwealth Court held that this transfer was unlawful in that it violated the petitioners’ vested rights in that money.

Reversing the Commonwealth Court, the Pennsylvania Supreme Court on September 26, 2013, remanded the cases for a determination of whether the $100 million that the General Assembly transferred from the MCARE Fund to the General Fund in 2009 constituted surplus MCARE Fund monies that the General Assembly constitutionally could use for non- MCARE purposes. The Pennsylvania Supreme Court also held that the MCARE Fund is protected by the vested rights doctrine and that, if the 2009 legislation that transferred the $100 million from the MCARE Fund to the General Fund violated the health care providers’ vested rights, then the State Treasurer would be required to transfer $100 million from the General Fund to the MCARE Fund. Lastly, remand proceedings in Commonwealth Court were stayed until the Supreme Court had decided a related matter pending on appeal from Commonwealth Court at No. 5 MAP 2014. See Hosp. & Healthsystem Ass’n of

Pa. v. Ins. Comm’r, 85 A.3d 479 (Pa. 2014) (allowing the Insurance Commissioner to appeal Commonwealth Court’s ruling that the MCARE Act requires the Insurance Commissioner to assume a “spend down” of any balance in the MCARE Fund in calculating annual provider assessments).

On October 16, 2014, Governor Corbett announced that the Commonwealth entered into an agreement with the Pennsylvania Medical Society, The Hospital & Healthsystem Association of Pennsylvania, and the Pennsylvania Podiatric Medical Association that settles all of these lawsuits. The settlement agreement provides that: health care providers will be reimbursed approximately $139 million from an Assessment Relief Fund representing a portion of their assessment payments in 2009-2012 and 2014, with the refunds to be available after April 2016; a new formula will be used to calculate MCARE assessments starting in 2015; and, the Commonwealth is expected to retain the $100 million that was transferred from the MCARE Fund to the General Fund. As of May 27, 2015, the Commonwealth expected the financial effect of the settlement will be fully borne by the MCARE Fund. The Commonwealth has indicated that it expects that the General Fund will not bear any of the financial impact of this settlement.

Harlee Manor, Inc., et al. v. Dept. of Public Welfare, et al. (Pa. Commw. Ct.)

In the Harlee Manor lawsuit, three nursing facilities filed a lawsuit against the Department of Public Welfare (now the Department of Human Services) to challenge the Commonwealth’s Nursing Facility Assessment Program (“the Program”). Under the Program, the Commonwealth assesses all licensed nursing facilities and uses the proceeds of the assessments to fund Medical Assistance (“MA”) payments to MA-participating nursing facilities. The Program has two assessment rates, and the litigants paid their assessments at the higher of the two rates. The three nursing facilities’ lawsuit challenged the Program on constitutional grounds. The Commonwealth settled the lawsuit by allowing the litigants to pay their assessments at the lower assessment rate. The Commonwealth submitted the proposed settlement to the federal Centers for Medicare and Medicaid Services (“CMS”) for approval to ensure that the Commonwealth would remain eligible to receive federal matching funds if the settlement was approved by the court. CMS approved the proposed settlement, and the court thereafter dismissed the lawsuit pursuant to the settlement agreement.

Sears, et al. v. Corbett, et al.; and Weisblatt, et al. v. Corbett, et al. (Pa. Commw. Ct.)

Petitioners, former participants in the Pennsylvania adultBasic Insurance Coverage Program (“adultBasic”), filed a pair of class action suits against Commonwealth officials seeking declaratory, mandamus and injunctive relief to remedy claimed violations of the Pennsylvania Tobacco Settlement Act (Act), 35 P.S. § 5701.101 et. seq. They are docketed at No. 121 M.D. 2011 and No. 157 M.D. 2011. As of May 27, 2015, the cases were pending on appeal in the Supreme Court of Pennsylvania.

Section 303 of the Act, 35 P.S. § 5701.303, establishes a Tobacco Settlement Fund (“Fund”) to receive and distribute payments received by the Commonwealth pursuant to the Master Settlement Agreement (“Agreement”) of June 22, 2000. The Agreement was entered into on November 23, 1998, by the Commonwealth and leading United States tobacco manufacturers approved by the Court of Common Pleas of Philadelphia County on January 13, 1999. See 40 Pa. D.&C. 4th 225; 35 P.S §§ 5671-75. The Agreement requires tobacco product manufactures to provide for home and community based care for tobacco use prevention and cessation efforts. 35 P.S. § 5701.101. The Agreement further mandates the establishment of a Health Endowment Account (“Account”) for long-term hope pursuant to Section 303 of the Act. 35 P.S. § 5701.303. The money placed into the Fund is governed by Section 306 of the Act, 35 P.S. § 5701.306, which sets forth a formula determining the percentage of appropriated money allocated for certain programs.

One of the programs created by Section 1303 of the Act was the adultBasic coverage insurance program. The adultBasic program received appropriations from the Fund pursuant to section 306(b)(1)(vi) of the Act. 35 P.S. § 5701.306(b)(1)(vi). Section 306(b)(1)(vi) of the Act established that the adultBasic program shared its funding stream with the Medical Benefits for Workers With Disabilities Program (“MAWD”), established by Section 1503 of the Act, 35 P.S. § 5701.1503.

The ultimate purpose of the lawsuit is to force the Legislature to restore adultBasic. The gravamen of the petitioners’ legal claims is predicated on their contention that in redirecting money from the Tobacco Settlement Fund through certain 2010 and 2011 amendments to The Fiscal Code, the Legislature “violated” the Act.

As part of their challenge to the Fiscal Code amendments, the petitioners assert that the amendments were enacted in violation of the Pennsylvania Constitution’s “single subject” rule. PA. CONST. art. III, § 3. The petitioners also allege violations of Article III, Sections 6 and 11, of the Pennsylvania Constitution. Petitioners claim that the General Assembly, when enacting the 2010 and 2011 amendments to the Fiscal Code, effectively amended the Tobacco Settlement Act by reference only to its title, in violation of Article III, Section 6, of the Pennsylvania Constitution. They also claim the legislative process occurred in a manner inconsistent with the provisions of the Act in violation of the Article III, Section 11, requirement that the general appropriation bill embrace nothing but appropriations for the executive, legislative and judicial departments of the Commonwealth, for the public debt and for public schools.

The respondents filed preliminary objections to the amended petitions for review in both actions. On June 27, 2012, an en banc panel of the Commonwealth Court sustained in part and overruled in part the respondents’ preliminary objection in the Sears case and directed the respondents to answer the amended petitions for review within 30 days. Sears v. Corbett, 49 A.3d 463 (Pa. Commw. Ct. 2012) (Sears I). The court made the same decision in the Weisblatt case on June 28, 2012. See Weisblatt v. Corbett, 53 A.3d 91 (Pa. Commw. Ct. 2012).

After the pleadings were closed, all parties filed applications for summary relief with the Commonwealth Court. On March 4, 2013, Commonwealth Court (through President Judge Pellegrini, acting for the court as a single judge) granted in part and denied in part the parties’ applications. Relying upon the en banc court’s opinion in Sears I, the court declared that the acts amending the Fiscal Code in 2010 and 2011 redirecting money from the Fund were unconstitutional in that they contained more than a single subject and amended the Tobacco Settlement Act in a procedurally improper manner. However, based on principles of sovereign immunity as had been summarized in the en banc court’s opinion in Sears I, the court declined to order the Commonwealth parties to restore to the Tobacco Settlement Fund and the adultBasic program the funds that had been transferred in 2010 and 2011 pursuant to the Fiscal Code amendments; and it did not order the immediate restoration of the adultBasic insurance coverage program. Instead, the court ordered the executive respondents prospectively to adhere to the relevant Tobacco Settlement Act provisions during the 2013-14 fiscal year, unless the General Assembly were properly to enact appropriations or other laws that direct otherwise.

The General Assembly, the Executive, and Weisblatt filed cross-appeals of the Commonwealth Court’s order with the Pennsylvania Supreme Court, Sears v. Corbett, 22 MAP 2013 (Pa.); Sears v. Corbett, 23 MAP 2013 (Pa.); Weisblatt v. Corbett, 24 MAP 2013 (Pa.); and Weisblatt v. Corbett, 31 MAP 2013 (Pa.). The General Assembly and Executive challenge the Commonwealth Court’s declaration that Acts 46 and 26 violate the Pennsylvania Constitution and entry of injunctive relief enjoining enforcement of the acts. Weisblatt appealed the Commonwealth Court’s ruling that sovereign immunity precludes recovery of damages. The four appeals have been consolidated into a single briefing schedule. Oral argument occurred on November 19, 2014, and as of May 27, 2015, the parties were awaiting a decision from the Court.

Philadelphia Entertainment and Development Partners, LP d/b/d Foxwoods Casino Philadelphia v. Commonwealth of Pennsylvania Department of Revenue and Commonwealth of Pennsylvania (E.D. Bkrpcy. Ct.)

On May 29, 2014, Philadelphia Entertainment Development Partners, LP, d/b/a Foxwoods Casino Philadelphia (“PEDP”), a debtor in bankruptcy, commenced in the U.S. Bankruptcy Court for the Eastern District of Pennsylvania an adversarial action against the Commonwealth of Pennsylvania and the Pennsylvania Department of Revenue (collectively referred to hereinafter as the “Commonwealth”).

Making various claims based on federal law, PEDP seeks from the Commonwealth the recovery of a $50 million license fee that PEDP paid to the Pennsylvania Gaming Control Board (“Board”) in 2007 as required by the Pennsylvania Race Horse Development and Gaming Act (“Gaming Act”). The license fee was paid to the Board (through a bank account controlled by the Department of Revenue) as a condition of PEDP receiving a gaming license under the Gaming Act and was deposited into the State Gaming Fund administered by the Pennsylvania Treasury Department.

In 2010, the Board revoked PEDP’s gaming license, and the Commonwealth Court affirmed. PEDP sometime thereafter sought the return of its $50 million license fee, but the request was denied because the licensee fee is not refundable under the Gaming Act. PEDP responded with its adversarial action against the Commonwealth.

The Commonwealth has filed a motion to dismiss, PEDP has responded, and further briefing is scheduled. Also, the Bankruptcy Court heard argument on the Commonwealth’s motion to dismiss on November 14, 2014, and as of May 27, 2015, the parties were awaiting a decision from the court.

The Commonwealth contends that PEDP is entitled to no relief. However, in the event that judgment were entered against the Commonwealth, it is presumed (absent specific legislative or judicial direction providing otherwise) that payment of any such judgment in favor of PEDP would be made from the State Gaming Fund (and not the General Fund).

*  *  *  *  *

ADDITIONAL CONSIDERATIONS

Pennsylvania municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Pennsylvania state personal income taxes. Accordingly, the funds’ investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011 (“Post-Effective Amendment No. 175”).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant and Amended and Restated Designation of Classes, in each case effective as of November 11, 2014 and incorporated into the Declaration of Trust are incorporated herein by reference to Post-Effective Amendment No. 275 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2014 (“Post-Effective Amendment No. 275”).

(b) The Registrant’s By-Laws as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 175.

(c) Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d) (1) Management Agreement between the Registrant, on behalf of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013 (“Post-Effective Amendment No. 240”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”) .

(3) Management Agreement between the Registrant, on behalf of Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(5) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(6) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund), and LMPFA dated April 13, 2007, as amended effective May 1, 2013, is incorporated herein by reference to Post-Effective Amendment No. 240.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(11) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 26, 2009.

(12) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), and LMPFA dated April 13, 2007, as amended October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(20) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Western Asset Short Term Yield Fund, and LMPFA dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 14, 2011 (“Post-Effective Amendment No. 169”).

(22) Form of Management Agreement between the Registrant, on behalf of Western Asset Ultra Short Obligations Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 223 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 19, 2013 (“Post-Effective Amendment No. 223”).

(23) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(27) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New Jersey Municipals Fund (formerly, to Legg Mason Western Asset New Jersey Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).
(48) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(49) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(50) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Term Yield Fund dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169.

(52) Letter Amendment to Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(53) Subadvisory Agreement between WAM and WAML with respect to Western Asset Short-Term Bond Fund, dated November 6, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 20, 2012 (“Post-Effective Amendment No. 207”).

(54) Form of Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 223.

(e) (1) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short Duration High Income Fund (formerly Western Asset High Income Fund), Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Global Strategic Income Fund, Western Asset Emerging Markets Debt Fund and Western Asset Short Term Yield Fund dated June 1, 2011, as amended November 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2013.

(2) Form of Letter Agreement amending the Distribution Agreement between the Registrant, on behalf of Western Asset Ultra Short Obligations Fund, and LMIS is incorporated herein by reference to Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 26, 2014 (“Post-Effective Amendment No. 272”).

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated October 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207.

(2) Fund Accounting Services Agreement with State Street dated as of October 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207.

(3) Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street with respect to Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 272.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYM”) dated as of December 19, 2013 is incorporated herein by reference to Post-Effective Amendment No. 271 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 22, 2014 (“Post-Effective Amendment No. 271”).

(3) Schedule A to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 275.

(4) Co-Transfer Agency and Services Agreement with Boston Financial Data Services Inc. (“BFDS”) dated as of September 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 271.

(5) Schedule A to Co-Transfer Agency and Services Agreement with BFDS is incorporated herein by reference to Post-Effective Amendment No. 275.

(6) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 275.

(7) Amendment No. 1 to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015 (“Post-Effective Amendment No. 281”).

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) and Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) and Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Global Strategic Income Fund (formerly, Legg Mason Western Asset Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset High Income Fund and Western Asset Global Strategic Income Fund is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund and Western Asset Mortgage Backed Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Short Term Yield Fund, is incorporated herein by reference to Post-Effective Amendment No. 169.

(18) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund and Western Asset Short-Term Bond Fund, Class IS shares of Western Asset Adjustable Rate Income Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short-Term Bond Fund and Western Asset Global Strategic Income Fund, and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(19) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(20) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240.

(21) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 272.

(22) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281.

(j) Consents of Independent Registered Public Accounting Firm is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgaged Backed Securities Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Global Strategic Income Fund, Western Asset Emerging Markets Debt Fund, Western Asset Short Term Yield Fund and Western Asset Ultra Short Obligations Fund, dated February 8, 2007, as amended as of May 15, 2013, is incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2013.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) (1) Power of Attorney dated May 13, 2015 incorporated herein by reference to Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 22, 2015 (“Post-Effective Amendment No. 289”).

(2) Power of Attorney dated June 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 289.

(p) (1) Code of Ethics of Legg Mason & Co., LLC dated as of March 10, 2011 (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 175.

(2) Code of Ethics of WAM, WAML, Western Singapore and certain supervised affiliates dated November 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2014.

(3) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The following table notes the officers and directors of LMPFA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at LMPFA
Jane Trust	President and Chief Executive Officer
Robert B. Shepler	Senior Vice President
Jeanne M. Kelly	Senior Vice President
Ted P. Becker	Chief Compliance Officer
Thomas C. Mandia	Secretary
Amy M. Olmert	Manager
Peter H. Nachtwey	Manager

Western Asset Management Company—Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

James W. Hirschmann III

Jeffrey A. Nattans

F. Barry Bilson

Name	Position at WAM
James W. Hirschmann III	Chief Executive Officer and President
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
James J. Flick	Director of Global Client Services and Marketing
Gavin L. James	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance
Daniel E. Giddings	Assistant Secretary

Western Asset Management Company Limited—Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following is a list of the officers and directors of WAML.

Directors

Charles A. Ruys de Perez

Michael B. Zelouf

Thomas C. Merchant

Officers
Kate Blackledge	Secretary

Western Asset Management Company Pte. Ltd—Subadviser—Western Asset Management Company Pte. Ltd. (“Western Singapore”) was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following is a list of the officers and directors of Western Singapore.

Directors

Charles A. Ruys de Perez

Alvin Lee Lip Sin

Officers
Hui Kwoon Thor	Finance Manager
Henry H. Hamrock	Head of Singapore Operations

Western Asset Management Company Ltd—Subadviser—Western Asset Management Company Ltd (“Western Japan”) was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. Western Japan is authorized and regulated in Japan by the Japanese Securities and Exchange Surveillance Commission. The following is a list of the officers and directors of Western Japan.

Directors

Takashi Komatsu

Naoya Orime

Charles A. Ruys de Perez

Joseph P. LaRocque

Officers
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Following is a list of other substantial business activities in which directors, officers or partners of WAM, WAML, Western Singapore and Western Japan have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Jeffrey A. Nattans	Executive Vice President, Legg Mason, Inc.
Director, ClearBridge Investments, LLC
Director, ClearBridge, LLC
Director, Legg Mason Investment Counsel, LLC
Director, Legg Mason Investment Counsel & Trust Company, N.A.
Director, LMOBC, Inc.
Director, PCM Holdings I, LLC
Director, PCM Holdings II, LLC
Director, Royce & Associates, LLC
Director, Permal Group Limited
Director, Legg Mason Private Portfolio Group, LLC

Officer/Director	Other Offices Held
Thomas C. Merchant	Member, Legg Mason Political Action Committee (“PAC”)
Secretary, The Baltimore Company
Secretary, BMML, Inc.
Secretary, Brandywine Global Investment Management, LLC
Secretary, Legg Mason & Co., LLC
Secretary, Legg Mason Canada Holdings Ltd.
Secretary, Legg Mason Charitable Foundation, Inc.
Secretary, Legg Mason Commercial Real Estate Services, Inc.
Secretary, Legg Mason International Holdings, LLC
Secretary, Legg Mason Political Action Committee (“PAC”)
Secretary, Legg Mason Real Estate Securities Advisors, Inc.
Secretary, Legg Mason Realty Group, Inc.
Secretary, Legg Mason Realty Partners, Inc.
Secretary, Legg Mason Tower, Inc.
Secretary, LM Capital Support V, LLC
Secretary, LMOBC, Inc.
Executive Vice President and General Counsel, Legg Mason, Inc.

Officer/Director	Other Offices Held
Joseph P. LaRocque	Director, Western Asset Management Company Pty. Ltd.
Director, Legg Mason Asset Management Hong Kong Limited
Director, Legg Mason Asset Management Australia Limited
Director, Legg Mason Asset Management Singapore Pte. Limited
Director, Legg Mason Canada Inc.
Director, Legg Mason International Equities (Hong Kong) Limited
Director, Legg Mason Investments (Ireland) Limited

Director, Legg Mason Investments (Luxembourg) S.A.
Director, Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna
Director, Legg Mason Canada Holdings Ltd.
Director, Brandywine Global Investment Management (Europe) Limited
Director, Brandywine Global Investment Management (Asia) Pte. Ltd.
Director, Legg Mason Investment Counsel & Trust Company, N.A.
Director, QS Batterymarch Financial Management, Inc.
Director, QS Legg Mason Global Asset Allocation, LLC
Director, Legg Mason Investment Counsel, LLC
Director, Legg Mason Investment Funds Limited
Director, Legg Mason Investments (Europe) Limited

Officer/Director	Other Offices Held
Peter H. Nachtwey	Director, Legg Mason & Co., LLC
Director, The Baltimore Company
Director, Legg Mason International Equities Limited
Director, QS Batterymarch Financial Management, Inc.
Director, BMML, Inc.
Director, Brandywine Global Investment Management, LLC
Director, ClearBridge Investments, LLC
Director, ClearBridge Asset Management, Inc.
Director, ClearBridge, LLC
Director, Legg Mason Commercial Real Estate Services, Inc.
Director, Legg Mason Global Asset Allocation, LLC
Director, Legg Mason Investment Counsel, LLC
Director, Legg Mason Political Action Committee (“PAC”)
Director, Legg Mason International Holdings, LLC
Director, Legg Mason Partners Fund Advisor, LLC
Director, Legg Mason Private Portfolio Group, LLC
Director, Legg Mason Real Estate Securities Advisors, Inc.
Director, Legg Mason Realty Group, Inc.
Director, Legg Mason Realty Partners, Inc.
Director, Legg Mason Tower, Inc.
Director, LM BAM, Inc.
Director, LM Capital Support V, LLC
Director, Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna
Director, PCM Holdings I, LLC
Director, PCM Holdings II, LLC
Director, Legg Mason Funding Ltd.
Director, Royce & Associates, LLC
Director, Gray Seifert & Company, LLC
Director, LM Asset Services, LLC
President, The Baltimore Company
President, BMML, Inc.
President, Gray Seifert & Company, LLC
President, Legg Mason & Co., LLC
Vice President and Treasurer, Legg Mason Charitable Foundation, Inc.
President, Legg Mason Commercial Real Estate Services, Inc.
President, Legg Mason Political Action Committee (“PAC”)
President, Legg Mason Real Estate Securities Advisors, Inc.
President, Legg Mason Realty Group, Inc.
President, Legg Mason Realty Partners, Inc.
President, Legg Mason Tower, Inc.
President, LM BAM, Inc.
President, LM Capital Support V, LLC
Senior Executive Vice President and Chief Financial Officer, Legg Mason, Inc.

Following is a list of addresses for Item 31 with respect to WAM, WAML, Western Japan and Western Singapore:

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

ClearBridge Investments, LLC (“ClearBridge Investments”)

620 Eighth Avenue

New York, NY 10018

ClearBridge Asset Management, Inc. (“ClearBridge Asset”)

620 Eighth Avenue

New York, NY 10018

ClearBridge, LLC (“ClearBridge LLC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 International Drive

Baltimore, MD 21202

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

620 Eighth Avenue

New York, NY 10018

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management LLC (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

QS Batterymarch Financial Management, Inc. (“QS Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”)

100 First Stamford Place

Stamford, CT 06902

and

620 Eighth Avenue

New York, NY 10018

Royce & Associates, LLC (“Royce”)

745 Fifth Avenue

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

and

620 Eighth Avenue

New York, NY 10018

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Global Asset Management Trust, Legg Mason Investment Trust, Legg Mason Tax-Free Income Fund, and Western Asset Funds, Inc.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Frances Cashman	Manager and Co Managing Director	None

Jeffrey Masom	Manager and Co Managing Director	None

Matthew Schiffman 100 First Stamford Pl. Stamford, CT 06902-6732	Manager and Co Managing Director	None

Jason Bennett	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth Cieprisz 620 Eighth Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr 620 Eighth Avenue, 49th Floor New York, NY 10018	Anti-Money Laundering Compliance Officer	None

*	All Addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, Western Asset Management Company Limited, Western Singapore

and Western Japan

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Custodian:

(4) State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5) BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9699

Providence, RI 02940-9699

(6) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

With respect to the Registrant’s Distributor:

(7) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 23rd day of July, 2015.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Intermediate-Term Municipals Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Pennsylvania Municipals Fund

By:	/s/ Jane Trust
Jane Trust
President and Principal Executive Officer

WITNESS our hands on the date set forth below. Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 23, 2015.

Signature	Title

/s/ Jane Trust	President, Principal Executive Officer and Trustee
Jane Trust

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

	/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

	/s/ Alan G. Merten*	Trustee
Alan G. Merten

	/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ Jane Trust
Jane Trust

*	Attorney-in-Fact, pursuant to Power of Attorney.

EXHIBIT INDEX

(j)	Consents of Independent Registered Public Accounting Firm